              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                                ON NOVEMBER 3, 2003


                                         SECURITIES ACT REGISTRATION NO. 2-91216
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-4023
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         / /
                           PRE-EFFECTIVE AMENDMENT NO.                       / /

                         POST-EFFECTIVE AMENDMENT NO. 43                     /X/

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      / /

                                AMENDMENT NO. 44                             /X/

                        (Check appropriate box or boxes)

                                   ----------


                          DRYDEN MUNICIPAL SERIES FUND
              (FORMERLY KNOWN AS PRUDENTIAL MUNICIPAL SERIES FUND)

               (Exact name of registrant as specified in charter)
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
               (Address of Principal Executive Offices) (Zip Code)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530
                              DEBORAH A. DOCS, ESQ.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                     (Name and Address of Agent for Service)
                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                       date of the Registration Statement.
              It is proposed that this filing will become effective
                            (check appropriate box):
              /X/     immediately upon filing pursuant to paragraph (b)
              / /     on (date) pursuant to paragraph (b)
              / /     60 days after filing pursuant to paragraph (a)(1)
              / /     on (date) pursuant to paragraph (a)(1)
              / /     75 days after filing pursuant to paragraph (a)(2)
              / /     on (date) pursuant to paragraph (a)(2) of rule 485.
              If appropriate, check the following box:
              / /     this post-effective amendment designates a new effective
                      date for a previously filed post-effective amendment.

=============================================================================

PROSPECTUS

OCTOBER 31, 2003


DRYDEN


MUNICIPAL SERIES FUND
FLORIDA SERIES


FORMERLY KNOWN AS PRUDENTIAL MUNICIPAL SERIES FUND -- FLORIDA SERIES



FUND TYPE

MUNICIPAL BOND

OBJECTIVE

MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND TO INVEST IN SECURITIES WHICH WILL ENABLE ITS SHARES TO BE EXEMPT FROM THE FLORIDA INTANGIBLES TAX



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


JENNISONDRYDEN MUTUAL FUNDS

Table of Contents


1     Risk/Return Summary

1     Investment Objective and Principal Strategies
2     Principal Risks
4     Evaluating Performance
6     Fees and Expenses

8     How the Series Invests

8     Investment Objective and Policies
10    Other Investments and Strategies
13    Investment Risks

19    How the Series is Managed

19    Board of Trustees
19    Manager
20    Investment Adviser
21    Distributor

22    Series Distributions and Tax Issues

22    Distributions
23    Tax Issues
24    If You Sell or Exchange Your Shares

26    How to Buy, Sell and Exchange Shares of the Series

26    How to Buy Shares
35    How to Sell Your Shares
38    How to Exchange Your Shares
40    Telephone Redemptions or Exchanges
40    Expedited Redemption Privilege

41    Financial Highlights

42    Class A Shares
43    Class B Shares
44    Class C Shares
45    Class Z Shares

46    Our Mutual Funds

A-1   Description of Security Ratings

      For More Information (Back Cover)


FLORIDA SERIES

[GRAPHIC]

(800) 225-1852

Risk/Return Summary


This section highlights key information about FLORIDA SERIES (the Series) of the DRYDEN MUNICIPAL SERIES FUND, formerly known as Prudential Municipal Series Fund (the Fund). Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to maximize CURRENT INCOME that is EXEMPT FROM FEDERAL INCOME TAXES consistent with the PRESERVATION OF CAPITAL and to invest in securities which will enable its shares to be EXEMPT FROM THE FLORIDA INTANGIBLES TAX. This means we invest primarily in Florida state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from those taxes (collectively called "Florida obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.


     As a fundamental policy of the Series, we invest, under normal circumstances, at least 80% of the Series' investable assets in Florida obligations. The Series' investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). The term "investable assets" in this prospectus refers to the Series' net assets plus any borrowings for investment purposes. The Series' investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. We normally invest at least 70% of the Series' investable assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics. We may invest up to 30% of the Series' assets in "non-investment grade" or HIGH-YIELD MUNICIPAL DEBT OBLIGATIONS, commonly known as JUNK BONDS. The Series may invest in Florida obligations the interest and/or principal payments on which are insured by the bond issuers or other parties. The dollar-weighted average maturity of the Series will normally be between 10 and 20 years. As of August 31, 2003, the Series' weighted average maturity was 8.32 years.

     While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates rise or because there is a lack of confidence in the issuer or in the bond's insurer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and are subject to a greater degree of market fluctuation and greater risk that the issuer may be unable to make principal and interest payments when they are due than higher-quality securities. Since the Series may invest in lower-rated bonds, commonly known as junk bonds, there is a higher risk of default of payment of principal and interest. Furthermore, junk bonds tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.

     The Series may purchase municipal bonds that are insured to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.

     Bond prices and the Series' net asset value generally move in opposite directions from interest rates -- if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, yield as much as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.

     Municipal bonds and, in particular, municipal leases may be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond or lease payments.

     Because the Series will concentrate its investments in Florida obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of Florida obligations than a municipal bond fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole). By way of illustration, South Florida, because of its location and involvement with foreign trade, tourism and investment capital, is particularly susceptible to international trade and currency imbalances and economic dislocations in Central and South America. The central and northern portions of Florida are susceptible to problems in the agricultural sector. The Series, therefore, may be more susceptible to developments affecting those areas than a municipal bond fund that invests in obligations of several states. This example illustrates just one of the risks of investing in Florida obligations. For more detailed information on the risks of investing in Florida obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.

     The Series is nondiversified, meaning that we can invest a higher percentage of its assets in the securities of fewer issuers than a diversified fund. Investing in a nondiversified series involves greater risk than investing in a diversified series.

     Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "How the Series Invests -- Investment Risks."

     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE


A number of factors -- including risk -- can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and Average Annual Total Returns table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Series will achieve similar results in the future.


[CHART]

ANNUAL RETURNS* (CLASS A SHARES)

1993       13.38%
1994       -7.22%
1995       19.10%
1996        3.41%
1997        8.47%
1998        5.55%
1999       -2.98%
2000       11.22%
2001        4.30%
2002        8.24%

BEST QUARTER: 7.46% (1st quarter of 1995)
WORST QUARTER: (6.71)% (1st quarter of 1994)


* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) AND MANAGEMENT FEE WAIVERS, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE RETURN OF THE CLASS A SHARES FROM 1-1-03 TO 9-30-03 WAS 3.25%.

AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12-31-02)



RETURN BEFORE TAXES                        1 YR    5 YRS      10 YRS        SINCE INCEPTION
Class B shares                             2.87%    4.68%       N/A     5.87%   (since 8-1-94)
Class C shares                             5.53%    4.38%       N/A     4.96%  (since 7-26-93)
Class Z shares                             8.41%    5.37%       N/A     5.84%  (since 12-6-96)

CLASS A SHARES

Return Before Taxes                        4.99%    4.52%      5.77%    6.64% (since 12-28-90)
Return After Taxes on
 Distributions(2)                          4.95%    4.51%      5.69%    6.54% (since 12-28-90)
Return After Taxes on
 Distributions and Sale of
 Series Shares(2),(3)                      4.86%    4.55%      5.63%    6.42% (since 12-28-90)

INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)

Lehman Muni Bond Index(4)                  9.60%    6.06%      6.71%      **(4)
Lipper Average(5)                          8.00%    4.73%      5.95%      **(5)


(1) The Series' returns are after deduction of sales charges and expenses. Without the management fee waiver for each class and the distribution and service (12b-1) fee waiver for Class A and Class C shares, the returns would have been lower.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Series will achieve similar results in the future.

(3) The "return after taxes on distributions and sale of series shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of series shares, a tax deduction is provided that benefits the investor.

(4) The Lehman Brothers Municipal Bond Index (Lehman Muni Bond Index) -- an unmanaged index of over 39,000 long-term investment-grade municipal bonds -- gives a broad look at how long-term investment-grade municipal bonds have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. The Lehman Muni Bond Index returns since the inception of each class are 7.32% for Class A, 6.89% for Class B, 6.34% for Class C and 6.41% for Class Z shares. Source: Lehman Brothers.

(5) The Lipper Average is based on the average return of all mutual funds in the Lipper Florida Municipal Debt Funds Category. The effect of sales charges and taxes is not included. These returns would be lower if they included the effect of sales charges and taxes. These returns are after deduction of expenses. Lipper returns since the inception of each class are 6.61% for Class A, 5.96% for Class B, 5.38% for Class C and 5.23% for Class Z shares. Source: Lipper Inc.

FEES AND EXPENSES


These tables show the sales charges, fees, and expenses that you may pay if you buy and hold shares of each class of the Series -- Classes A, B, C and Z. Each share class has different (or no) sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."


SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                 CLASS A      CLASS B      CLASS C      CLASS Z
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)         3%        None            1%(2)     None
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase
 price or sale proceeds)                               1%(5)        5%(3)        1%(4)     None
Maximum sales charge (load) imposed on
 reinvested dividends and other distributions       None         None         None         None
Redemption fees                                     None         None         None         None
Exchange fee                                        None         None         None         None


ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                                 CLASS A      CLASS B      CLASS C      CLASS Z
Management fees                                      .50%         .50%         .50%         .50%
+ Distribution and service (12b-1) fees              .30%(6)      .50%        1.00%        None
+ Other expenses                                     .32%         .32%         .32%         .32%
= TOTAL ANNUAL SERIES OPERATING EXPENSES            1.12%        1.32%        1.82%         .82%
- Fee waiver or expense reimbursement                None(6)     None         None(6)      None
= NET ANNUAL SERIES OPERATING EXPENSES              1.12%        1.32%        1.82%         .82%


(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.


(2) INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.

(3) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

(4) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.

(5) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CDSC OF 1%. THIS CHARGE, HOWEVER, IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL FINANCIAL, INC. (PRUDENTIAL).

(6) THE EXPENSE INFORMATION FOR CLASS A AND CLASS C SHARES HAS BEEN UPDATED TO REFLECT CURRENT FEES. HOWEVER, THE TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR CLASS A AND CLASS C SHARES FOR THE FISCAL YEAR ENDING
     AUGUST 31, 2004 ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE. EFFECTIVE SEPTEMBER 1, 2003, THE DISTRIBUTOR HAS AGREED TO A VOLUNTARY WAIVER OF THE DISTRIBUTION AND SERVICE (12b-1) FEE FOR CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1%, RESPECTIVELY. THESE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVERS ARE EXPECTED TO CONTINUE UNTIL APRIL 30, 2004, BUT MAY BE DISCONTINUED, PARTIALLY OR COMPLETELY, AT ANY TIME. WITH THESE VOLUNTARY WAIVERS, THE CLASS A AND CLASS C SHARES TOTAL ACTUAL ANNUAL OPERATING EXPENSES ARE ESTIMATED TO BE 1.07% AND 1.57%, RESPECTIVELY.

EXAMPLE

This example will help you compare the fees and expenses of the Series' different share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.


     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                1 YR      3 YRS      5 YRS     10 YRS
Class A shares              $    411   $    645   $    898   $  1,622
Class B shares              $    634   $    718   $    823   $  1,510
Class C shares              $    383   $    667   $  1,075   $  2,216
Class Z shares              $     84   $    262   $    455   $  1,014


     You would pay the following expenses on the same investment if you did not sell your shares:


                                1 YR      3 YRS      5 YRS     10 YRS
Class A shares              $    411   $    645   $    898   $  1,622
Class B shares              $    134   $    418   $    723   $  1,510
Class C shares              $    283   $    667   $  1,075   $  2,216
Class Z shares              $     84   $    262   $    455   $  1,014

How the Series Invests

INVESTMENT OBJECTIVE AND POLICIES

The Series' investment objective is to maximize CURRENT INCOME that is EXEMPT FROM FEDERAL INCOME TAXES, consistent with the PRESERVATION OF CAPITAL and to invest in securities which will enable its shares to be EXEMPT FROM THE FLORIDA INTANGIBLES TAX. In conjunction with its investment objective, the Series may invest in debt obligations with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.

     In pursuing the Series' objective, we invest primarily in FLORIDA OBLIGATIONS, including Florida state and local municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from federal income taxes. As a fundamental policy of the Series, we invest, under normal circumstances, so that the Series will have at least 80% of its investable assets invested in Florida obligations. The Series, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). See "Series Distributions and Tax Issues -- Distributions."

     Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.

     We normally invest at least 70% of the Series' investable assets in "investment grade" debt obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Bonds rated Baa and higher by Moody's or BBB and higher by S&P are considered investment grade, with a range of adequate to very strong capacity for meeting their financial obligations, although debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative

[SIDENOTE]

MUNICIPAL BONDS
STATES AND MUNICIPALITIES ISSUE BONDS IN ORDER TO BORROW MONEY TO FINANCE A PROJECT. YOU CAN THINK OF BONDS AS LOANS THAT INVESTORS MAKE TO THE STATE, LOCAL GOVERNMENT OR OTHER ISSUER. THE ISSUER GETS THE CASH NEEDED TO COMPLETE THE PROJECT AND INVESTORS EARN INCOME ON THEIR INVESTMENT.

characteristics and are riskier than higher-rated debt obligations. We may also invest in municipal bonds the interest and/or principal payments of which are insured by bond issuers or other parties. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality. Insurance reduces the insured bond's credit risk and may increase the bond's value. We may also invest up to 30% of the Series' assets in HIGH-YIELD MUNICIPAL DEBT OBLIGATIONS or JUNK BONDS. Lower-rated bonds tend to offer higher yields, but also offer greater risks, than higher-rated bonds. If the rating of a debt obligation is downgraded after the Series purchases it (or if the debt obligation is no longer rated), the Series will not have to sell the obligation, but we will take this into consideration in deciding whether the Series should continue to hold the obligation.

     A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond), and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or insurer. An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. A description of bond ratings is contained in Appendix A.


     During the fiscal year ended August 31, 2003, the monthly dollar-weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total investments, were as follows:



                                                                PERCENTAGES OF
RATINGS                                                        TOTAL INVESTMENTS
AAA/Aaa                                                                   63.53%
AA/Aa                                                                     15.30%
A/A                                                                        6.24%
BBB/Baa                                                                    4.19%
Unrated                                                                   10.84%
Cash                                                                     - 0.10%

In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.

     The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.


     For more information, see "Investment Risks" below and the Fund's Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.

     The Series' investment objective and policy of investing at least 80% of the Series' investable assets in Florida obligations are fundamental policies that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Series that are not fundamental without shareholder approval.


OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL LEASE OBLIGATIONS

The Series may invest in municipal lease obligations. MUNICIPAL LEASE OBLIGATIONS are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

MUNICIPAL ASSET-BACKED SECURITIES

The Series may invest in municipal asset-backed securities. A MUNICIPAL ASSET-BACKED SECURITY is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS, SECONDARY INVERSE FLOATERS AND ZERO COUPON MUNICIPAL BONDS

The Series may invest in floating rate bonds, variable rate bonds, inverse floaters, secondary inverse floaters and zero coupon municipal bonds. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Series to demand full payment of the bond on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the bond. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. SECONDARY INVERSE FLOATERS are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. ZERO COUPON MUNICIPAL BONDS do not pay interest during the life of the bond. An investor makes money by purchasing the bond at a price that is less than the money the investor will receive when the municipality repays the amount borrowed (face value).

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Series may purchase municipal bonds on a WHEN-ISSUED or DELAYED-DELIVERY basis, without limit. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are expected to be delivered.

DERIVATIVE STRATEGIES


We may use various DERIVATIVE STRATEGIES to try to improve the Series' returns. We may also use hedging techniques to try to protect the Series' assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Series will not lose money. Derivatives -- such as futures contracts, options on futures and swaps -- involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Series' underlying positions and this could result in losses to the Series that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.


FUTURES CONTRACTS AND RELATED OPTIONS


The Series may purchase and sell financial futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a future date. The Series may also invest in futures contracts on 10-year interest rate swaps for hedging purposes only. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Series makes daily margin payments based on price movements in the index. An OPTION is the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract, in exchange for a premium.

SWAP TRANSACTIONS

The Series may enter into SWAP TRANSACTIONS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including, but not limited to, interest rate swaps, total return swaps and index swaps.


     For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks -- Risks of Hedging and Return Enhancement Strategies."


TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, the Series may hold up to 100% of its assets in cash, cash equivalents or investment-grade bonds, including bonds that are not exempt from Florida intangibles taxation and federal income taxation. Investing heavily in these securities limits our ability to achieve the Series' investment objective, but can help to preserve the Series' assets.

     For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."

ADDITIONAL STRATEGIES


The Series also follows certain policies when it BORROWS MONEY (the Series may currently borrow up to 33 1/3% of the value of its total assets) and HOLDS ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI, "Investment Restrictions."


INVESTMENT RISKS


As noted previously, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal strategies and certain investments the Series may make. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE


% OF SERIES' ASSETS           RISKS                         POTENTIAL REWARDS
MUNICIPAL BONDS             - Concentration risk --       - Tax-exempt interest
At least 80% under            the risk that bonds may       income, except with
normal circumstances          lose value because of         respect to certain
                              political, economic or        bonds, such as private
                              other events affecting        activity bonds, which
                              issuers of Florida            are subject to the
                              obligations                   federal alternative
                                                            minimum tax (AMT)
                            - Credit risk -- the risk
                              that the borrower can't     - If interest rates
                              pay back the money            decline, long-term
                              borrowed or make              yields should be higher
                              interest payments             than money market
                              (lower for insured and        yields
                              higher rated bonds).
                              The lower a bond's          - Bonds have generally
                              quality, the higher its       outperformed money
                              potential volatility          market instruments over
                                                            the long term
                            - Market risk -- the risk
                              that bonds will lose        - Most bonds rise in
                              value in the market,          value when interest
                              sometimes rapidly or          rates fall
                              unpredictably, because
                              interest rates rise or
                              there is a lack of
                              confidence in the
                              borrower or the bond's
                              insurer

                            - Illiquidity risk -- the
                              risk that bonds may be
                              difficult to value
                              precisely and sell at
                              the time or price
                              desired, in which case
                              valuation would depend
                              more on the investment
                              adviser's judgment than
                              is generally the case
                              with other types of
                              municipal bonds

                            - Nonappropriation risk
                              -- the risk that the
                              state or municipality
                              may not include the
                              bond obligations in
                              future budgets

                            - Tax risk -- the risk
                              that federal, state or
                              local income or
                              intangibles tax rates
                              may decrease, which
                              could decrease demand
                              for municipal bonds, or
                              that a change in law
                              may limit or eliminate
                              exemption of interest
                              on municipal bonds from
                              such taxes

% OF SERIES' ASSETS           RISKS                         POTENTIAL REWARDS
ZERO COUPON MUNICIPAL       - See credit risk, market     - Tax-exempt interest
BONDS                         risk, concentration           income, except with
                              risk and tax risk             respect to certain
PERCENTAGE VARIES;                                          bonds, such as private
USUALLY LESS THAN 40%       - Typically subject to          activity bonds, which
                              greater volatility and        are subject to the AMT
                              less liquidity in
                              adverse markets than        - Value rises faster when
                              other municipal bonds         interest rates fall

HIGH-YIELD MUNICIPAL        - See market risk             - May offer higher
DEBT OBLIGATIONS              (particularly high),          interest income and
(JUNK BONDS)                  credit risk                   higher potential gains
                              (particularly high),          than higher-grade
UP TO 30%                     illiquidity risk              municipal bonds
                              (particularly high) and
                              tax risk                    - Most bonds rise in
                                                            value when interest
                            - Are generally less            rates fall
                              secure than
                              higher-quality debt
                              securities

MUNICIPAL LEASE             - See concentration risk,     - Tax-exempt interest
OBLIGATIONS                   credit risk, market           income, except with
                              risk, illiquidity risk,       respect to certain
PERCENTAGE VARIES;            nonappropriation risk         bonds, such as private
USUALLY LESS THAN 25%         and tax risk                  activity bonds, which
                                                            are subject to the AMT
                            - Abatement risk -- the
                              risk that the entity        - If interest rates
                              leasing the equipment         decline, long-term
                              or facility will not be       yields should be higher
                              required to make lease        than money market
                              payments because it           yields
                              does not have full use
                              of the equipment or
                              facility

% OF SERIES' ASSETS           RISKS                         POTENTIAL REWARDS
DERIVATIVES (INCLUDING      - The value of                - The Series could make
SWAPS)                        derivatives (such as          money and protect
                              futures, options on           against losses if the
PERCENTAGE VARIES;            futures and swaps)            investment analysis
USUALLY LESS THAN 20%;        that are used to hedge        proves correct
UP TO 15% FOR SWAPS           a portfolio security is
                              determined                  - One way to manage the
                              independently from that       Series' risk/return
                              security and could            balance is to lock in
                              result in a loss to the       the value of an
                              Series when the price         investment ahead of
                              movement of a                 time
                              derivative does not
                              correlate with a change     - Derivatives used for
                              in the value of the           return enhancement
                              Series security               purposes involve a type
                                                            of leverage and could
                            - Derivatives may not           generate substantial
                              have the intended             gains at low cost
                              effects and may result
                              in losses or missed         - Hedges that correlate
                              opportunities                 well with an underlying
                                                            position can increase
                            - The other party to a          or enhance investment
                              derivatives contract          income or capital gains
                              could default                 at low cost

                            - Derivatives can
                              increase share price
                              volatility and
                              derivatives that
                              involve leverage could
                              magnify losses

                            - Certain types of
                              derivatives involve
                              costs to the Series
                              that can reduce returns

                            - May be difficult to
                              value precisely or sell
                              at the time or price
                              desired

WHEN-ISSUED AND             - Value of securities may     - May magnify underlying
DELAYED-DELIVERY              decrease before               investment gains
SECURITIES                    delivery occurs

PERCENTAGE VARIES;          - Broker/dealer may
USUALLY LESS THAN 20%         become insolvent prior
                              to delivery

                            - Investment costs may
                              exceed potential
                              underlying investment
                              gains

                            - See tax risk

% OF SERIES' ASSETS           RISKS                         POTENTIAL REWARDS
MUNICIPAL ASSET-BACKED      - Prepayment risk -- the      - Tax-exempt interest
SECURITIES                    risk that the                 income, except with
                              underlying bonds may be       respect to certain
PERCENTAGE VARIES;            prepaid, partially or         bonds, such as private
USUALLY LESS THAN 15%         completely, generally         activity bonds, which
                              during periods of             are subject to the AMT
                              falling interest rates,
                              which could adversely       - Pass-through
                              affect yield to               instruments provide
                              maturity and could            greater diversification
                              require the Series to         than direct ownership
                              reinvest in lower             of municipal bonds
                              yielding bonds
                                                          - May offer higher yield
                            - Credit risk -- the risk       due to their structure
                              that the underlying
                              municipal bonds will
                              not be paid by issuers
                              or by credit insurers
                              or guarantors of such
                              instruments. Some
                              municipal asset-backed
                              securities are
                              unsecured or secured by
                              lower-rated insurers or
                              guarantors and thus may
                              involve greater risk

                            - See market risk and tax
                              risk

INVERSE FLOATERS/           - High market risk --         - Income generally will
SECONDARY INVERSE             risk that inverse             increase when interest
FLOATERS                      floaters will fluctuate       rates decrease
                              in value more
PERCENTAGE VARIES;            dramatically than other
USUALLY LESS THAN 15%         debt securities when
                              interest rates change

                            - See credit risk,
                              illiquidity risk and
                              tax risk

                            - Secondary inverse
                              floaters are subject to
                              additional risks of
                              municipal asset-backed
                              securities

% OF SERIES' ASSETS           RISKS                         POTENTIAL REWARDS
ILLIQUID SECURITIES         - See illiquidity risk        - May offer a more
                                                            attractive yield or
UP TO 15% OF NET ASSETS                                     potential for growth
                                                            than more widely traded
                                                            securities

VARIABLE/FLOATING RATE      - Value lags value of         - May offer protection
BONDS                         fixed-rate securities         against interest rate
                              when interest rates           increases
PERCENTAGE VARIES;            change
USUALLY LESS THAN 10%
                            - See tax risk

How the Series is Managed

BOARD OF TRUSTEES


The Fund's Board of Trustees (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102


     Under a Management Agreement with the Fund, PI manages the Series' investment operations and administers its business affairs and is responsible for supervising the Fund's investment adviser. For the fiscal year ended August 31, 2003, the Series paid PI management fees of .50 of 1% of the Series' average daily net assets.

     PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2003, PI, a wholly owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $110.1 billion.

     Subject to the supervision of the Board of the Fund, Pl is responsible for conducting the initial review of prospective investment advisers for the Series. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. Pl is also responsible for monitoring the performance of the Series' investment adviser.

     Pl and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits Pl to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Series still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Series. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER

Prudential Investment Management, Inc. (PIM) is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.


     PIM's Fixed Income Group manages approximately $151 billion for Prudential's retail investors, institutional investors, and policyholders, as of June 30, 2003. Senior Managing Director and Chief Investment Officer James J. Sullivan heads the Group.

     Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in risk management, arbitrage trading, and corporate bond investing.

     The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed-income market: U.S. and non-U.S. Government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.


     The Municipal Bond Sector Team, headed by Robert Waas, is primarily responsible for overseeing the day-to-day management of the Series. The Team develops and coordinates the Series' investment strategy utilizing the following approach:


     - "Top-down" investment decisions such as duration, yield curve and sector positioning are made consistent with a PIM Fixed Income-wide Market Outlook, while "bottom-up" security selection is done by the Municipal Bond Sector Team.

     - The Market Outlook is developed quarterly by a team led by the Chief Investment Officer. The Market Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

     - Mr. Waas and the Team develop the Series' investment strategy within the framework of the Market Outlook and the Series' investment objective, restrictions, policies and benchmark.

     - The Team implements the strategy through security selection and trading. All municipal bond security selection is based on fundamental credit research. Extensive quantitative resources and a large credit research staff support the Team. Other sector teams may contribute to securities selection when appropriate.

     - The Series' risk exposure is monitored continually and is adjusted as warranted.

                                 MUNICIPAL BONDS


ASSETS UNDER MANAGEMENT: $5.0 billion (as of June 30, 2003).

TEAM LEADER: Robert Waas. GENERAL INVESTMENT EXPERIENCE: 19 years.

PORTFOLIO MANAGERS: 2. AVERAGE GENERAL INVESTMENT EXPERIENCE: 25 years.


SECTOR: City, state and local government securities.


INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the higher expected return with the least risk.


DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to each of the Class A, Class B and Class C shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C, and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables.

Series Distributions and Tax Issues


Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of net investment income monthly and CAPITAL GAINS, if any, at least annually to shareholders. Dividends generally will be exempt from federal income tax. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from federal income taxes and shares of the Series will be subject to the Florida intangibles tax. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.


     The following briefly discusses some of the important state and federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS


The Series distributes DIVIDENDS out of any net investment income plus short-term capital gains to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends (paid out of tax-exempt interest) generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. Corporate shareholders are generally not eligible for the 70% dividends-received deduction in respect of dividends paid by the Series. In addition, dividends paid by the Series generally will not qualify for the 15% maximum rate applicable to certain dividends pursuant to recently enacted legislation.


     As we mentioned before, the Series will concentrate its investments in Florida obligations. In addition to being exempt from federal income taxes, Series' shares will be EXEMPT FROM THE FLORIDA INTANGIBLES TAX FOR FLORIDA RESIDENTS if at least 90 percent of the net assets of the Series' portfolio of assets consists of obligations exempt from Florida intangible tax. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal income tax at ordinary income tax rates.

     Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.


     The Series also distributes LONG-TERM CAPITAL GAINS to shareholders -- typically once a year. Long-term capital gains are generated when the Series sells for a profit assets that it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


     For your convenience, distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charges. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to income taxes. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES

FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year.

     Series distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES


If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and gross sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE


If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because, when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.


IF YOU SELL OR EXCHANGE YOUR SHARES


If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN which is subject to tax. For individuals, the maximum capital gains tax rate is generally 15% for shares held for more than 1 year. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000.


     If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Series and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

[SIDENOTE]

[GRAPHIC]

                      CAPITAL GAIN
                +$    (taxes owed)
  RECEIPTS
  FROM SALE           OR

                -$    CAPITAL LOSS
                      (offset against gain)

     Exchanging your shares of the Series for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


     Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES


We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a taxable event. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section.

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101


     You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.


STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Series, although Class Z shares are available to a limited group of investors.


     Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares. The Class C front-end sales charge is waived for Class C shareholders who purchase shares from certain broker-dealers not affiliated with Prudential.

     When choosing a share class, you should consider the following:

     -  The amount of your investment

     - The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges

     - The different sales charges that apply to a share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC

     -  Whether you qualify for any reduction or waiver of sales charges

     - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     - The fact that, if you are purchasing Class B shares in an amount of $250,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances


     - The fact that, if you are purchasing Class C shares in an amount of $250,000 or more, you should consult with your financial adviser because another share class (like Class A) may be more beneficial given your circumstances


     -  Whether you qualify to purchase Class Z shares.

     See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                             CLASS A             CLASS B           CLASS C                CLASS Z
Minimum purchase             $1,000              $1,000            $2,500                 None
   amount(1)

Minimum amount for           $  100              $  100            $  100                 None
   subsequent purchases(1)

Maximum initial              3% of the           None              1% of the              None
   sales charge              public                                public
                             offering price                        offering price(2)

Contingent Deferred          1%(4)               If sold during:   1% on sales            None
   Sales Charge (CDSC)(3)                        Year 1       5%   made within
                                                 Year 2       4%   18 months of
                                                 Year 3       3%   purchase
                                                 Year 4       2%
                                                 Year 5       1%
                                                 Year 6       1%
                                                 Year 7       0%

Annual distribution          .30 of 1%(6)        .50 of 1%         1%(6)                  None
   and service (12b-1)
   fees (shown as
   a percentage of
   average net
   assets)(5)


(1) THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN."


(2) 1.01% OF THE NET AMOUNT INVESTED. INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN BROKER-DEALERS NOT AFFILIATED WITH PRUDENTIAL MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.


(3) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES --CONTINGENT DEFERRED SALES CHARGE (CDSC)."


(4) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CDSC OF 1%. THIS CHARGE, HOWEVER IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.

(5) THESE DISTRIBUTION AND SERVICE (12b-1) FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS BASIS. CLASS A AND CLASS B SHARES MAY PAY A SERVICE FEE OF UP TO .25 OF 1%. CLASS C SHARES WILL PAY A SERVICE FEE OF .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE), AND FOR CLASS B SHARES, IS LIMITED TO .50 OF 1% (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE). CLASS C SHARES PAY A DISTRIBUTION FEE (IN ADDITION TO THE SERVICE FEE), OF .75 OF 1%.

(6) EFFECTIVE SEPTEMBER 1, 2003, THE DISTRIBUTOR HAS AGREED TO A VOLUNTARY WAIVER OF THE DISTRIBUTION AND SERVICE (12b-1) FEE FOR EACH OF THE CLASS
     A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A AND CLASS C SHARES, RESPECTIVELY. THESE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVERS ARE EXPECTED TO CONTINUE UNTIL APRIL 30, 2004 BUT MAY BE DISCONTINUED PARTIALLY OR COMPLETELY AT ANY TIME.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                         SALES CHARGE AS % OF   SALES CHARGE AS % OF        DEALER
AMOUNT OF PURCHASE             OFFERING PRICE        AMOUNT INVESTED   REALLOWANCE
Less than $99,999                       3.00%                  3.09%         3.00%
$100,000 to $249,999                    2.50%                  2.56%         2.50%
$250,000 to $499,999                    1.50%                  1.52%         1.50%
$500,000 to $999,999                    1.00%                  1.01%         1.00%
$1 million and above(1)                 None                   None          None


(1) IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES. IF YOU PURCHASE $1 MILLION OR MORE OF CLASS A SHARES, YOU WILL BE SUBJECT TO A 1% CDSC FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE, HOWEVER, IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT THOSE WHO PURCHASE THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.


     To satisfy the purchase amounts above, you can:

     -  Invest with an eligible group of investors who are related to you

     - Buy Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time

     - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you already own, (2) the value of money market shares you have received in an exchange transaction and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)

     - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Series and other JennisonDryden or Strategic Partners mutual funds within 13 months.

     - The value of shares held in JennisonDryden or Strategic Partners mutual funds will be included for purpose of determining Rights of Accumulation and Letter of Intent.

     The Distributor may reallow Class A's sales charge to dealers.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades and charges its clients a management, consulting or other fee for its services, or

     - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the JennisonDryden or Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into dealer agreements with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charge -- Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE


INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Wachovia Securities, LLC (Wachovia Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     -  Purchase your shares through an account at Wachovia Securities


     - Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or

     -  Purchase your shares through another broker.

     This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.


OTHER. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.


QUALIFYING FOR CLASS Z SHARES

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:


     - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

     - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund);

     -  Prudential, with an investment of $10 million or more; and

     - Class Z shares may also be purchased by qualified state tuition programs (529 Plans).


PAYMENT TO THIRD PARTIES


In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments for any share class, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS


If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.


     When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Conversion Feature -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY


The price you pay for each share of a Series is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE OR NAV -- is determined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100).

     Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Series also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Series' NAV is determined. The use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Series uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Series' NAV, we will generally value the Series' futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). The Series may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed. In these instances, the NAV you receive may differ from the published NAV price.

     We determine the Series' NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We may not determine the NAV on days when we have not received any orders to purchase, sell, or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.


[SIDENOTE]

MUTUAL FUND SHARES
THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS CITY ABC BONDS IN ITS PORTFOLIO AND THE PRICE OF CITY ABC BONDS GOES UP WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.

     Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?

     For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

     Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.

     When you sell shares of the Series -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account.

If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES


There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."


     If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

     -  You are selling more than $100,000 of shares,

     - You want the redemption proceeds made payable to someone that is not in our records

     - You want the redemption proceeds sent to some place that is not in our records, or

     -  You are a business or a trust.

     An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)


If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell your shares in the following order:


     - Amounts representing shares you purchased with reinvested dividends and distributions,

     - Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), 6 years for Class B shares and 18 months for Class C shares, and

     - Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), 6 years for Class B shares and 18 months for Class C shares).

     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.

     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 18 months of purchase. Class A shares are subject to a CDSC, in certain cases as previously noted, of 1% that is applied to Class A shares sold within 12 months of purchase. The Class A CDSC, however, is waived for all such Class A investors except those who purchase their shares from certain broker-dealers that are not affiliated with Prudential. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


     The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

     - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability, and

      - On certain sales effected through the Systematic Withdrawal Plan.

     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Contingent Deferred Sales Charge -- Waiver of Contingent Deferred Sales Charge -- Class B Shares."

REDEMPTION IN KIND

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

HOW TO EXCHANGE YOUR SHARES


You can exchange your shares of the Series for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements.

For example, you can exchange Class A shares of the Series for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. (Special Money Fund). After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.


     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


     There is no sales charge for exchanges. If, however, you exchange -- and then sell -- Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into Special Money Fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.


     Remember, as we explained in the section entitled "Series Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."


FREQUENT TRADING


Frequent trading of the Series' shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES


You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares -- Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

     The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.


     In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

     The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE


If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

Financial Highlights

The financial highlights below are intended to help you evaluate the financial performance of the Series for the past 5 years. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


     A copy of the Series' annual report, along with the Series' audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.

CLASS A SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS A SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                    2003          2002(d)        2001          2000          1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                    $    10.68    $    10.70     $    10.23    $    10.18    $    10.74
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                           .42           .49            .51           .51           .50
Net realized and unrealized gain
 (loss) on investment transactions             (.17)         (.02)           .47           .05          (.56)
TOTAL FROM INVESTMENT OPERATIONS                .25           .47            .98           .56          (.06)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                        (.42)         (.49)          (.51)         (.51)         (.50)
Distributions in excess of
 net investment income                           --            --             --(b)         --            --(b)
Distributions from net realized
 gains                                         (.02)           --             --            --            --(b)
TOTAL DISTRIBUTIONS                            (.44)         (.49)          (.51)         (.51)         (.50)
NET ASSET VALUE, END OF YEAR             $    10.49    $    10.68     $    10.70    $    10.23    $    10.18
TOTAL RETURN(a)                                2.32%         4.49%          9.91%         5.73%         (.61)%

RATIOS/SUPPLEMENTAL DATA                       2003          2002(d)        2001          2000          1999
NET ASSETS, END OF YEAR (000)            $   59,498    $   63,463     $   67,712    $   68,701    $   77,398
AVERAGE NET ASSETS (000)                 $   63,290    $   64,601     $   68,365    $   71,083    $   84,810
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 fees and service (12b-1) fees(c)              1.07%         1.01%           .98%          .98%          .89%
Expenses, excluding distribution
 fees and service (12b-1) fees                  .82%          .76%           .73%          .73%          .69%
Net investment income                          3.94%         4.71%          4.89%         5.06%         4.72%
FOR CLASS A, B, C, AND Z SHARES:
Portfolio turnover rate                          60%           41%            36%           41%           13%



(a)  TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL
     RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(b)  LESS THAN $.005 PER SHARE.

(c) THE DISTRIBUTOR OF THE SERIES HAS CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS A SHARES.

(d) EFFECTIVE SEPTEMBER 1, 2001, THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY LESS THAN $.005 AND INCREASE THE RATIO OF NET INVESTMENT INCOME FROM 4.69% TO 4.71%. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

CLASS B SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS B SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                    2003          2002(c)        2001          2000          1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                    $    10.68    $    10.71     $    10.23    $    10.18    $    10.74
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                           .40           .47            .48           .48           .47
Net realized and unrealized gain
 (loss) on investment transactions             (.17)         (.03)           .48           .05          (.56)
TOTAL FROM INVESTMENT OPERATIONS                .23           .44            .96           .53          (.09)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                        (.39)         (.47)          (.48)         (.48)         (.47)
Distributions in excess of net
 investment income                               --            --             --(b)         --            --(b)
Distributions from net realized gains          (.02)           --             --            --            --(b)
TOTAL DISTRIBUTIONS                            (.41)         (.47)          (.48)         (.48)         (.47)
NET ASSET VALUE, END OF YEAR             $    10.50    $    10.68     $    10.71    $    10.23    $    10.18
TOTAL RETURN(a)                                2.16%         4.24%          9.64%         5.46%         (.91)%

RATIOS/SUPPLEMENTAL DATA                       2003          2002(c)        2001          2000          1999
NET ASSETS, END OF YEAR (000)            $   16,635    $   22,996     $   25,551    $   22,875    $   24,626
AVERAGE NET ASSETS (000)                 $   19,636    $   23,430     $   24,655    $   23,191    $   24,665
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 fees and service (12b-1) fees                 1.32%         1.26%          1.23%         1.23%         1.19%
Expenses, excluding distribution
 fees and service (12b-1) fees                  .82%          .76%           .73%          .73%          .69%
Net investment income                          3.70%         4.47%          4.64%         4.81%         4.43%



(a) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(b)  LESS THAN $.005 PER SHARE.

(c) EFFECTIVE SEPTEMBER 1, 2001, THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY LESS THAN $.005 AND INCREASE THE RATIO OF NET INVESTMENT INCOME FROM 4.45% TO 4.47%. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

CLASS C SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS C SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                    2003          2002(d)        2001          2000          1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                    $    10.68    $    10.70     $    10.23    $    10.18    $    10.74
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                           .38           .44            .46           .46           .44
Net realized and unrealized gain
 (loss) on investment transactions             (.17)         (.02)           .47           .05          (.56)
TOTAL FROM INVESTMENT OPERATIONS                .21           .42            .93           .51          (.12)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                        (.37)         (.44)          (.46)         (.46)         (.44)
Distributions in excess of net
 investment income                               --            --             --(b)         --            --(b)
Distributions from net realized gains          (.02)           --             --            --            --(b)
TOTAL DISTRIBUTIONS                            (.39)         (.44)          (.46)         (.46)         (.44)
NET ASSET VALUE, END OF YEAR             $    10.50    $    10.68     $    10.70    $    10.23    $    10.18
TOTAL RETURN(a)                                1.91%         3.99%          9.37%         5.20%        (1.16)%

RATIOS/SUPPLEMENTAL DATA                       2003          2002(d)        2001          2000          1999
NET ASSETS, END OF YEAR (000)            $    5,693    $    5,848     $    5,857    $    5,456    $    6,833
AVERAGE NET ASSETS (000)                 $    6,045    $    5,806     $    5,756    $    5,885    $    7,420
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 fees and service (12b-1) fees(c)              1.57%         1.51%          1.48%         1.48%         1.44%
Expenses, excluding distribution
 fees and service (12b-1) fees                  .82%          .76%           .73%          .73%          .69%
Net investment income                          3.44%         4.22%          4.39%         4.56%         4.17%



(a) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(b)  LESS THAN $.005 PER SHARE.

(c) THE DISTRIBUTOR OF THE SERIES HAS CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS C SHARES.

(d) EFFECTIVE SEPTEMBER 1, 2001, THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY LESS THAN $.005 AND INCREASE THE RATIO OF NET INVESTMENT INCOME FROM 4.20% TO 4.22%. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

CLASS Z SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS Z SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                    2003          2002(c)        2001          2000          1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                    $    10.68    $    10.70     $    10.22    $    10.17    $    10.73
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                           .46           .52            .53           .53           .52
Net realized and unrealized gain
 (loss) on investment transactions             (.17)         (.02)           .48           .05          (.56)
TOTAL FROM INVESTMENT OPERATIONS                .29           .50           1.01           .58          (.04)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                        (.45)         (.52)          (.53)         (.53)         (.52)
Distributions in excess of net
 investment income                               --            --             --(b)         --            --(b)
Distributions from net realized
 gains                                         (.02)           --             --            --            --(b)
TOTAL DISTRIBUTIONS                            (.47)         (.52)          (.53)         (.53)         (.52)
NET ASSET VALUE, END OF YEAR             $    10.50    $    10.68     $    10.70    $    10.22    $    10.17
TOTAL RETURN(a)                                2.68%         4.85%         10.18%         5.99%         (.42)%

RATIOS/SUPPLEMENTAL DATA                       2003          2002(c)        2001          2000          1999
NET ASSETS, END OF YEAR (000)            $    1,297    $    1,289     $      788    $      463    $      377
AVERAGE NET ASSETS (000)                 $    1,567    $    1,012     $      579    $      307    $      413
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees                       .82%          .76%           .73%          .73%          .69%
Expenses, excluding distribution
 and service (12b-1) fees                       .82%          .76%           .73%          .73%          .69%
Net investment income                          4.14%         4.96%          5.13%         5.31%         4.93%



(a) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTION.

(b)  LESS THAN $.005 PER SHARE.

(C) EFFECTIVE SEPTEMBER 1, 2001, THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY LESS THAN $.005 AND INCREASE THE RATIO OF NET INVESTMENT INCOME FROM 4.93% TO 4.96%. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

Our Mutual Funds

We offer a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

JENNISONDRYDEN MUTUAL FUNDS*

STOCK FUNDS

LARGE CAPITALIZATION STOCK FUNDS
DRYDEN INDEX SERIES FUND
   DRYDEN STOCK INDEX FUND
DRYDEN TAX-MANAGED FUNDS
   DRYDEN TAX-MANAGED EQUITY FUND
JENNISON 20/20 FOCUS FUND
JENNISON VALUE FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   JENNISON GROWTH FUND

SMALL-TO-MID-CAPITALIZATION STOCK FUNDS

DRYDEN TAX-MANAGED SMALL-CAP FUND, INC.
JENNISON SMALL COMPANY FUND, INC.
JENNISON U.S. EMERGING GROWTH FUND, INC.
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   JENNISON EQUITY OPPORTUNITY FUND

SECTOR STOCK FUNDS

JENNISON NATURAL RESOURCES FUND, INC.
JENNISON SECTOR FUNDS, INC.
   JENNISON FINANCIAL SERVICES FUND
   JENNISON HEALTH SCIENCES FUND
   JENNISON TECHNOLOGY FUND
   JENNISON UTILITY FUND

GLOBAL/INTERNATIONAL STOCK FUNDS

PRUDENTIAL WORLD FUND, INC.
   JENNISON GLOBAL GROWTH FUND
   DRYDEN INTERNATIONAL EQUITY FUND

BALANCED/ALLOCATION FUND

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   DRYDEN ACTIVE BALANCED FUND

BOND FUNDS

TAXABLE BOND FUNDS

DRYDEN GOVERNMENT INCOME FUND, INC.
DRYDEN HIGH YIELD FUND
DRYDEN SHORT-TERM BOND FUND, INC.
   DRYDEN SHORT-TERM CORPORATE BOND FUND
   DRYDEN ULTRA SHORT BOND FUND
DRYDEN TOTAL RETURN BOND FUND, INC.

MUNICIPAL BOND FUNDS

DRYDEN CALIFORNIA MUNICIPAL FUND
   CALIFORNIA INCOME SERIES
   CALIFORNIA SERIES
DRYDEN MUNICIPAL BOND FUND
   HIGH INCOME SERIES
   INSURED SERIES
DRYDEN MUNICIPAL SERIES FUND
   FLORIDA SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   PENNSYLVANIA SERIES
DRYDEN NATIONAL MUNICIPALS FUND, INC.

GLOBAL/INTERNATIONAL BOND FUND

DRYDEN GLOBAL TOTAL RETURN FUND, INC.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS

DRYDEN GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES
MONEYMART ASSETS, INC.

MUNICIPAL MONEY MARKET FUNDS

DRYDEN CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES
DRYDEN MUNICIPAL SERIES FUND
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES

TAX-FREE MONEY MARKET FUND

DRYDEN TAX-FREE MONEY FUND

OTHER MONEY MARKET FUND

SPECIAL MONEY MARKET FUND, INC.**

   MONEY MARKET SERIES


  *JennisonDryden Mutual Funds are also exchangeable with Strategic Partners
   Mutual Funds.
 **This fund is not a direct purchase money fund and is only an exchangeable money fund.

                 [This page has been left blank intentionally.]

Appendix A

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

DEBT RATINGS

     Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in the Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated Baa are considered as medium grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:o

     -  Leading market positions in well-established industries

     -  High rates of return on funds employed

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection

     - Broad margins in earnings coverage of fixed financial changes and high internal cash generation

     - Well-established access to a range of financial markets and assured sources of alternative liquidity

     PRIME-2: Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 or P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.

SHORT-TERM RATINGS

Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

     MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.

     MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP

LONG-TERM ISSUE CREDIT RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

     PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     An obligation rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such an obligation will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB: An obligation rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity by the obligor to meet its financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

     B: An obligation rated B has a greater vulnerability to default but the obligor presently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions would likely impair capacity or willingness by the obligor for timely payment of financial commitments. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB - rating.

     CCC: An obligation rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions with respect to the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity for timely payment of financial commitments. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B - rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC - debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: An obligation rated D is in payment default. The D rating category is used when financial commitments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES RATINGS

A municipal notes rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization schedule -- the longer the final maturity relative to other maturities the more likely it will be treated as a note

     - Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note

Municipal notes rating symbols are as follows:

     SP-1: Very strong capacity to meet its financial commitment on the note. An issue determined to possess an extremely strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to meet its financial commitment on the note, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to meet its financial commitment on the note.

FITCH, INC.

INTERNATIONAL LONG-TERM CREDIT RATINGS

     AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversly affected by foreseeable events.

     AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM CREDIT RATINGS

     F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS

     PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

     NR indicates that Fitch, Inc. does not rate the issuer or issue in question.

     Withdrawn: A rating is withdrawn when Fitch, Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch, Inc. may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

FOR MORE INFORMATION


Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769


Visit our websites at:
www.jennisondryden.com
www.strategicpartners.com

Additional information about the Series can be obtained without charge and can be found in the following documents:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
  (incorporated by reference into this prospectus)

ANNUAL REPORT

  (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal year)


SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

BY MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST

publicinfo@sec.gov
  (The SEC charges a fee to copy documents.)

IN PERSON

Public Reference Room in
Washington, DC
  (For hours of operation, call
  1-202-942-8090)

VIA THE INTERNET

on the EDGAR Database at http://www.sec.gov

FUND SYMBOLS    NASDAQ      CUSIP
------------    ------      -----
Class A          PFLAX    262468101
Class B          PFABX    262468200
Class C          PFLCX    262468309
Class Z          PFLZX    262468408

MF148A                                  Investment Company Act File No. 811-4023

PROSPECTUS


OCTOBER 31, 2003


DRYDEN


MUNICIPAL SERIES FUND
NEW JERSEY SERIES

FORMERLY KNOWN AS PRUDENTIAL MUNICIPAL SERIES FUND -- NEW JERSEY SERIES



FUND TYPE
MUNICIPAL BOND

OBJECTIVE
MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM NEW JERSEY STATE INCOME TAX AND FEDERAL INCOME TAX CONSISTENT WITH THE PRESERVATION OF CAPITAL



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.



JENNISONDRYDEN MUTUAL FUNDS

Table of Contents


1    Risk/Return Summary

1    Investment Objective and Principal Strategies
2    Principal Risks
4    Evaluating Performance
6    Fees and Expenses

8    How the Series Invests

8    Investment Objective and Policies
10   Other Investments and Strategies
13   Investment Risks

18   How the Series is Managed

18   Board of Trustees
18   Manager
19   Investment Adviser
20   Distributor

21   Series Distributions and Tax Issues

21   Distributions
22   Tax Issues
23   If You Sell or Exchange Your Shares

25   How to Buy, Sell and Exchange Shares of the Series

25   How to Buy Shares
34   How to Sell Your Shares
37   How to Exchange Your Shares
39   Telephone Redemptions or Exchanges
39   Expedited Redemption Privilege

41   Financial Highlights

42   Class A Shares
43   Class B Shares
44   Class C Shares
45   Class Z Shares

46   Our Mutual Funds

A-1  Description of Security Ratings

     For More Information (Back Cover)


     NEW JERSEY SERIES

[GRAPHIC]

     (800) 225-1852

Risk/Return Summary


This section highlights key information about NEW JERSEY SERIES (the Series) of the DRYDEN MUNICIPAL SERIES FUND, formerly known as Prudential Municipal Series Fund (the Fund). Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to maximize CURRENT INCOME that is EXEMPT FROM NEW JERSEY STATE INCOME TAX AND FEDERAL INCOME TAX consistent with the PRESERVATION OF CAPITAL. This means we invest primarily in New Jersey state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from those taxes (collectively called "New Jersey obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.

     As a fundamental policy of the Series, we invest, under normal circumstances, at least 80% of the Series' investable assets in New Jersey obligations. The Series' investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). The term "investable assets" in this prospectus refers to the Series' net assets plus any borrowings for investment purposes. The Series' investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. We normally invest at least 70% of the Series' investable assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics. We may invest up to 30% of the Series' assets in "non-investment grade" or HIGH-YIELD MUNICIPAL DEBT OBLIGATIONS, commonly known as JUNK BONDS. The Series may invest in New Jersey obligations, the interest and/or principal payments on which are insured by the bond issuers or other parties. The dollar-weighted average maturity of the Series will normally be between 10 and 20 years. As of August 31, 2003, the Series' weighted average maturity was 7.7 years.

     While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates rise or because there is a lack of confidence in the issuer or in the bond's insurer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and are subject to a greater degree of market fluctuation and greater risk that the issuer may be unable to make principal and interest payments when they are due than higher-quality securities. Since the Series may invest in lower-rated bonds, commonly known as junk bonds, there is a higher risk of default of payment of principal and interest. Futhermore, junk bonds tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.
     The Series may purchase municipal bonds that are insured to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.
     Bond prices and the Series' net asset value generally move in opposite directions from interest rates -- if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, yield as much as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.
     Municipal bonds and, in particular, municipal leases may be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond or lease payments.
     Because the Series will concentrate its investments in New Jersey obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of New Jersey obligations than a municipal bond fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole). By way of illustration, New Jersey's diversified economy consists of a variety of manufacturing, construction and service industries, and is supplemented by rural areas with selective commercial agriculture. The Series, therefore, may be more susceptible to developments affecting those sectors than a municipal bond fund that invests in obligations of several states. This example illustrates just one of the risks of investing in New Jersey obligations. For more detailed information on the risks of investing in New Jersey obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.
     Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "How the Series Invests -- Investment Risks."
     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE

A number of factors -- including risk -- can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and Average Annual Total Returns table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Series will achieve similar results in the future.


[CHART]

ANNUAL RETURNS* (CLASS B SHARES)

1993             12.20%
1994             -6.41%
1995             16.07%
1996              2.30%
1997              7.84%
1998              5.64%
1999             -3.68%
2000             10.88%
2001              4.35%
2002              8.84%

BEST QUARTER:    6.15% (1st quarter of 1995)
WORST QUARTER:  -5.87% (1st quarter of 1994)


* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE MANAGEMENT FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE RETURN OF THE CLASS B SHARES FROM 1-1-03 TO 9-30-03 WAS 3.38%.

AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12-31-02)



RETURN BEFORE TAXES                    1 YR       5 YRS     10 YRS       SINCE INCEPTION
Class A shares                         5.84%      4.74%      5.62%    6.59% (since 1-22-90)
Class C shares                         6.49%      4.61%       N/A     5.35%  (since 8-1-94)
Class Z shares                         9.35%      5.72%       N/A     6.12% (since 12-6-96)
CLASS B SHARES
Return Before Taxes                    3.84%      4.92%      5.59%    6.81%  (since 3-4-88)
Return After Taxes on
 Distributions(2)                      3.75%      4.83%      5.42%    6.65%  (since 3-4-88)
Return After Taxes on
 Distributions and Sale of
 Series Shares(2),(3)                  4.22%      4.82%      5.38%    6.55%  (since 3-4-88)

INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)

Lehman Brothers Muni
 Bond Index(4)                         9.60%      6.06%      6.71%      **(4)
Lipper Average(5)                      8.09%      4.67%      5.80%      **(5)


(1) THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE MANAGEMENT FEE WAIVER FOR EACH CLASS AND THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A AND CLASS C SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SERIES SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS B SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE SERIES WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.

(3)  THE "RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF SERIES SHARES"
     MAY BE HIGHER THAN CERTAIN RETURN FIGURES BECAUSE WHEN A CAPITAL LOSS OCCURS UPON THE REDEMPTION OF SERIES SHARES, A TAX DEDUCTION IS PROVIDED THAT BENEFITS THE INVESTOR.
(4) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (LEHMAN MUNI BOND INDEX) -- AN UNMANAGED INDEX OF OVER 39,000 LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS -- GIVES A BROAD LOOK AT HOW LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES, OPERATING EXPENSES AND TAXES. THE LEHMAN MUNI BOND INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 7.41% FOR CLASS A, 7.50% FOR CLASS B, 6.89% FOR CLASS C AND 6.41% FOR CLASS Z SHARES. SOURCE: LEHMAN BROTHERS.
(5) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER NEW JERSEY MUNICIPAL DEBT FUNDS CATEGORY. THE EFFECT OF SALES CHARGES AND TAXES IS NOT INCLUDED. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND TAXES. THESE RETURNS ARE AFTER DEDUCTION OF EXPENSES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 6.89% FOR CLASS A, 7.06% FOR CLASS B, 5.77% FOR CLASS C AND 5.13% FOR CLASS Z SHARES. SOURCE: LIPPER INC.

FEES AND EXPENSES

These tables show the sales charges, fees, and expenses that you may pay if you buy and hold shares of each class of the Series -- Classes A, B, C and Z. Each share class has different (or no) sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."


SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                         CLASS A     CLASS B     CLASS C     CLASS Z
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)                 3%       None          1%(2)     None
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase
 price or sale proceeds)                                       1%(5)      5%(3)        1%(4)    None
Maximum sales charge (load) imposed on
 reinvested dividends and other distributions               None        None        None        None
Redemption fees                                             None        None        None        None
Exchange fee                                                None        None        None        None


ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                                         CLASS A     CLASS B     CLASS C     CLASS Z
Management fees                                              .50%        .50%        .50%        .50%
+ Distribution and service (12b-1) fees                      .30%(6)     .50%       1.00%       None
+ Other expenses                                             .19%        .19%        .19%        .19%
= TOTAL ANNUAL SERIES OPERATING EXPENSES                     .99%       1.19%       1.69%        .69%
- Fee waiver or expense reimbursement                       None(6)     None        None(6)     None
= NET ANNUAL SERIES OPERATING EXPENSES                       .99%       1.19%       1.69%        .69%


(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.

(2) INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.
(3) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
(4) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
(5) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CDSC OF 1%. THIS CHARGE, HOWEVER, IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL FINANCIAL, INC. (PRUDENTIAL).
(6)  THE EXPENSE INFORMATION FOR THE CLASS A AND CLASS C SHARES HAS BEEN
     UPDATED TO REFLECT CURRENT FEES. HOWEVER, THE TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR CLASS A AND CLASS C SHARES FOR THE FISCAL YEAR ENDING AUGUST 31, 2004 ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN
     ABOVE. EFFECTIVE SEPTEMBER 1, 2003, THE DISTRIBUTOR HAS AGREED TO A VOLUNTARY WAIVER OF THE DISTRIBUTION AND SERVICE (12b-1) FEE FOR CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% RESPECTIVELY. THESE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVERS ARE EXPECTED TO CONTINUE
     UNTIL APRIL 30, 2004, BUT MAY BE DISCONTINUED, PARTIALLY OR COMPLETELY, AT ANY TIME. WITH THESE VOLUNTARY WAIVERS, THE CLASS A AND CLASS C SHARES TOTAL ACTUAL ANNUAL OPERATING EXPENSES ARE ESTIMATED TO BE .94% AND 1.44% RESPECTIVELY.

EXAMPLE
This example will help you compare the fees and expenses of the Series' different share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                        1 YR      3 YRS      5 YRS      10 YRS
Class A shares                          $ 398     $ 606     $   831     $ 1,477
Class B shares                          $ 621     $ 678     $   754     $ 1,362
Class C shares                          $ 370     $ 627     $ 1,009     $ 2,078
Class Z shares                          $  70     $ 221     $   384     $   859


You would pay the following expenses on the same investment if you did not sell your shares:


                                        1 YR      3 YRS      5 YRS      10 YRS
Class A shares                          $ 398     $ 606     $   831     $ 1,477
Class B shares                          $ 121     $ 378     $   654     $ 1,362
Class C shares                          $ 270     $ 627     $ 1,009     $ 2,078
Class Z shares                          $  70     $ 221     $   384     $   859

How the Series Invests

INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is to maximize CURRENT INCOME that is EXEMPT FROM NEW JERSEY STATE INCOME TAX AND FEDERAL INCOME TAX, consistent with the PRESERVATION OF CAPITAL. In conjunction with its investment objective, the Series may invest in debt obligations with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.
     In pursuing the Series' objective, we invest primarily in NEW JERSEY OBLIGATIONS, including New Jersey state and local municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from New Jersey state and federal income taxes. As a fundamental policy of the Series, we invest, under normal circumstances, so that at least 80% of its investable assets will be invested in New Jersey obligations. The Series, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). See "Series Distributions and Tax Issues -- Distributions."
     Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.
     We normally invest at least 70% of the Series' investable assets in "investment grade" debt obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Bonds rated Baa and higher by Moody's or BBB and higher by S&P are considered investment grade, with a range of adequate to very strong capacity for meeting their financial obligations, although debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics and are riskier than higher-rated debt obligations. We may also invest in municipal bonds the interest and/or principal payments of which are insured by

[SIDE NOTE]

MUNICIPAL BONDS STATES AND MUNICIPALITIES ISSUE BONDS IN ORDER TO BORROW MONEY TO FINANCE A PROJECT. YOU CAN THINK OF BONDS AS LOANS THAT INVESTORS MAKE TO THE STATE, LOCAL GOVERNMENT OR OTHER ISSUER. THE ISSUER GETS THE CASH NEEDED TO COMPLETE THE PROJECT AND INVESTORS EARN INCOME ON THEIR INVESTMENT.

bond issuers or other parties. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality. Insurance reduces the insured bond's credit risk and may increase the bond's value. We may also invest up to 30% of the Series' assets in HIGH-YIELD MUNICIPAL DEBT OBLIGATIONS or JUNK BONDS. Lower-rated bonds tend to offer higher yields, but also offer greater risks, than higher-rated bonds. If the rating of a debt obligation is downgraded after the Series purchases it (or if the debt obligation is no longer rated), the Series will not have to sell the obligation, but we will take this into consideration in deciding whether the Series should continue to hold the obligation.
     A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond), and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or insurer. An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. A description of bond ratings is contained in Appendix A.

     During the fiscal year ended August 31, 2003, the monthly dollar-weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total investments, were as follows:



                                                                 PERCENTAGES OF
RATINGS                                                        TOTAL INVESTMENTS
AAA/Aaa                                                                   66.26%
AA/Aa                                                                      5.32%
A/A                                                                        8.60%
BBB/Baa                                                                    8.35%
BB/Ba                                                                      0.69%
Unrated                                                                   10.88%
  Cash                                                                   - 0.10%

     In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.
     The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.

     For more information, see "Investment Risks" below and the Fund's Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.
      The Series' investment objective and policy of investing at least 80% of the Series' investable assets in New Jersey obligations are fundamental policies that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Series that are not fundamental without shareholder approval.


OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL LEASE OBLIGATIONS
The Series may invest in municipal lease obligations. MUNICIPAL LEASE OBLIGATIONS are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

MUNICIPAL ASSET-BACKED SECURITIES
The Series may invest in municipal asset-backed securities. A MUNICIPAL ASSET-BACKED SECURITY is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS, SECONDARY INVERSE FLOATERS AND ZERO COUPON MUNICIPAL BONDS
The Series may invest in floating rate bonds, variable rate bonds, inverse floaters, secondary inverse floaters and zero coupon municipal bonds. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Series to demand full payment of the bond on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the bond. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. SECONDARY INVERSE FLOATERS are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. ZERO COUPON MUNICIPAL BONDS do not pay interest during the life of the bond. An investor makes money by purchasing the bonds at a price that is less than the money the investor will receive when the municipality repays the amount borrowed (face value).

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Series may purchase municipal bonds on a WHEN-ISSUED or DELAYED-DELIVERY basis, without limit. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are expected to be delivered.

DERIVATIVE STRATEGIES

We may use various DERIVATIVE STRATEGIES to try to improve the Series' returns. We may also use hedging techniques to try to protect the Series' assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Series will not lose money. Derivatives -- such as FUTURES CONTRACTS, OPTIONS ON FUTURES AND SWAPS -- involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Series' underlying positions and this could result in losses to the Series that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.


FUTURES CONTRACTS AND RELATED OPTIONS

The Series may purchase and sell financial futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The Series may also invest in futures contracts on 10-year interest rate swaps for hedging purposes only. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Series makes daily margin payments based on price movements in the index. An OPTION is the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract, in exchange for a premium.

SWAP TRANSACTIONS
The Series may enter into SWAP TRANSACTIONS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including, but not limited to, interest rate swaps, total return swaps and index swaps.

     For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks -- Risks of Hedging and Return Enhancement Strategies."


TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, the Series may hold up to 100% of its assets in cash, cash equivalents or investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities limits our ability to achieve the Series' investment objective, but can help to preserve the Series' assets.
     For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."

ADDITIONAL STRATEGIES

The Series also follows certain policies when it BORROWS MONEY (the Series may currently borrow up to 33 1/3% of the value of its total assets) and HOLDS ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI, "Investment Restrictions."


INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal strategies and certain investments the Series may make. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE


% OF SERIES' ASSETS          RISKS                                                  POTENTIAL REWARDS
MUNICIPAL BONDS            - Concentration risk -- the risk that bonds may lose   - Tax-exempt interest income, except with respect
                             value because of political, economic or other          to certain bonds, such as private activity
AT LEAST 80% UNDER           events affecting issuers of New Jersey obligations     bonds, which are subject to the federal
NORMAL CIRCUMSTANCES                                                                alternative minimum tax (AMT)
                           - Credit risk -- the risk that the borrower can't pay
                             back the money borrowed or make interest payments    - If interest rates decline, long-term yields
                             (lower for insured and higher rated bonds). The        should be higher than money market yields
                             lower a bond's quality, the higher its potential
                             volatility                                           - Bonds have generally outperformed money market
                                                                                    instruments over the long term
                           - Market risk -- the risk that bonds will lose value
                             in the market, sometimes rapidly or unpredictably,   - Most bonds rise in value when interest rates
                             because interest rates rise or there is a lack of      fall
                             confidence in the borrower or the bond's insurer

                           - Illiquidity risk -- the risk that bonds may be
                             difficult to value precisely and sell at the time or price desired, in which case valuation would depend more on the investment adviser's judgment than is generally the case with other types of municipal bonds

                           - Nonappropriation risk -- the risk that the state or
                             municipality may not include the bond obligations in future budgets

                           - Tax risk -- the risk that federal, state or local
                             income tax rates may decrease, which could decrease demand for municipal bonds, or that a change in law may limit or eliminate exemption of interest on municipal bonds from such taxes

% OF SERIES' ASSETS          RISKS                                                  POTENTIAL REWARDS
ZERO COUPON                - See credit risk, market risk, concentration risk     - Tax-exempt interest income, except with respect
MUNICIPAL BONDS              and tax risk                                           to certain bonds, such as private activity
                                                                                    bonds, which are subject to the AMT
PERCENTAGE VARIES;         - Typically subject to greater volatility and less
USUALLY LESS THAN 40%        liquidity in adverse markets than other municipal    - Value rises faster when interest rates fall
                             bonds

HIGH-YIELD MUNICIPAL       - See market risk (particularly high), credit risk     - May offer higher interest income and higher
DEBT OBLIGATIONS             (particularly high), illiquidity risk (particularly    potential gains than higher-grade municipal
(JUNK BONDS)                 high) and tax risk                                     bonds

UP TO 30%                  - Are generally less secure than higher-quality debt   - Most bonds rise in value when interest rates
                             securities                                             fall

MUNICIPAL LEASE            - See concentration risk, credit risk, market risk,    - Tax-exempt interest income, except with respect
OBLIGATIONS                  illiquidity risk, nonappropriation risk and tax        to certain bonds, such as private activity
                             risk                                                   bonds, which are subject to the AMT
PERCENTAGE VARIES;
USUALLY LESS THAN 25%      - Abatement risk -- the risk that the entity leasing   - If interest rates decline, long-term yields
                             the equipment or facility will not be required to      should be higher than money market yields
                             make lease payments because it does not have full
                             use of the equipment or facility

% OF SERIES' ASSETS          RISKS                                                  POTENTIAL REWARDS
DERIVATIVES (INCLUDING     - The value of derivatives (such as futures, options   - The Series, could make money and protect against
SWAPS)                       on futures and swaps) that are used to hedge a         losses if the investment analysis proves correct
                             portfolio security is determined independently from
PERCENTAGE VARIES;           that security and could result in a loss to the      - One way to manage the Series' risk/return
USUALLY LESS THAN 20%;       Series when the price movement of a derivative does    balance is to lock in the value of an investment
UP TO 15% FOR SWAPS          not correlate with a change in the value of the        ahead of time
                             Series security
                                                                                  - Derivatives used for return enhancement purposes
                           - Derivatives may not have the intended effects and      involve a type of leverage and could generate
                             may result in losses or missed opportunities           substantial gains at low cost

                           - The other party to a derivatives contract could      - Hedges that correlate well with an underlying
                             default                                                position can increase or enhance investment
                                                                                    income or capital gains at low cost
                           - Derivatives can increase share price volatility and
                             derivatives that involve leverage could magnify
                             losses

                           - Certain types of derivatives involve costs to the
                             Series that can reduce returns

                           - May be difficult to value precisely or sell at the
                             time or price desired

WHEN-ISSUED AND            - Value of securities may decrease before delivery     - May magnify underlying investment gains
DELAYED-DELIVERY             occurs
SECURITIES
                           - Broker/dealer may become insolvent prior to
PERCENTAGE VARIES;           delivery
USUALLY LESS THAN 20%
                           - Investment costs may exceed potential underlying
                             investment gains

                           - See tax risk

% OF SERIES' ASSETS          RISKS                                                  POTENTIAL REWARDS
MUNICIPAL ASSET-BACKED     - Prepayment risk -- the risk that the underlying      - Tax-exempt interest income, except with respect
SECURITIES                   bonds may be prepaid, partially or completely,         to certain bonds, such as private activity
                             generally during periods of falling interest rates,    bonds, which are subject to the AMT
PERCENTAGE VARIES;           which could adversely affect yield to maturity and
USUALLY LESS THAN 15%        could require the Series to reinvest in lower        - Pass-through instruments provide greater
                             yielding bonds                                         diversification than direct ownership of
                                                                                    municipal bonds
                           - Credit risk -- the risk that the underlying
                             municipal bonds will not be paid by issuers or by    - May offer higher yield due to their structure
                             credit insurers or guarantors of such instruments.
                             Some municipal asset-backed securities are
                             unsecured or secured by lower-rated insurers or
                             guarantors and thus may involve greater risk

                           - See market risk and tax risk

INVERSE                    - High market risk -- risk that inverse floaters will  - Income generally will increase when interest
FLOATERS/SECONDARY           fluctuate in value more dramatically than other        rates decrease
INVERSE FLOATERS             debt securities when interest rates change

PERCENTAGE VARIES;         - See credit risk, illiquidity risk and tax risk
USUALLY LESS THAN 15%
                           - Secodary inverse floaters are subject to additional
                             risks of municipal asset-backed securities

ILLIQUID SECURITIES        - See illiquidity risk                                 - May offer a more attractive yield or potential
                                                                                    for growth than more widely traded securities
UP TO 15% OF NET ASSETS

VARIABLE/FLOATING RATE     - Value lags value of fixed-rate securities when       - May offer protection against interest rate
BONDS                        interest rates change                                  increases

PERCENTAGE VARIES;         - See tax risk
USUALLY LESS THAN 10%

How the Series is Managed

BOARD OF TRUSTEES

The Fund's Board of Trustees (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102


     Under a Management Agreement with the Fund, PI manages the Series' investment operations and administers its business affairs and is responsible for supervising the Fund's investment adviser. For the fiscal year ended August 31, 2003, the Series paid PI management fees of .50 of 1% of the Series' average daily net assets.
     PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2003, PI, a wholly owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $110.1 billion.
     Subject to the supervision of the Board of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for the Series. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Series' investment adviser.
     PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Series still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Series. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER
Prudential Investment Management, Inc. (PIM) is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

     PIM's Fixed Income Group manages approximately $151 billion for Prudential's retail investors, institutional investors, and policyholders, as of June 30, 2003. Senior Managing Director and Chief Investment Officer James J. Sullivan heads the Group.
     Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in risk management, arbitrage trading, and corporate bond investing.
     The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed income market: U.S. and non-U.S. Government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.

     The Municipal Bond Sector Team, headed by Robert Waas, is primarily responsible for overseeing the day-to-day management of the Series. The Team develops and coordinates the Series' investment strategy utilizing the following approach:

     - "Top-down" investment decisions such as duration, yield curve and sector positioning are made consistent with a PIM Fixed Income-wide Market Outlook, while "bottom-up" security selection is done by the Municipal Bond Sector Team.
     - The Market Outlook is developed quarterly by a team led by the Chief Investment Officer. The Market Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.
     - Mr. Waas and the Team develop the Series' investment strategy within the framework of the Market Outlook and the Series' investment objective, restrictions, policies and benchmark.

     - The Team implements the strategy through security selection and trading. All municipal bond security selection is based on fundamental credit research. Extensive quantitative resources and a large credit research staff support the Team. Other sector teams may contribute to securities selection when appropriate.
     - The Series' risk exposure is monitored continually and is adjusted as warranted.

                                 MUNICIPAL BONDS


ASSETS UNDER MANAGEMENT: $5.0 billion (as of June 30, 2003).

TEAM LEADER: Robert Waas. GENERAL INVESTMENT EXPERIENCE: 19 years.

PORTFOLIO MANAGERS: 2. AVERAGE GENERAL INVESTMENT EXPERIENCE: 25 years.


SECTOR: City, state and local government securities.


INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the highest expected return with the least risk.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to each of the Class A, Class B and Class C shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C, and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables.

Series Distributions and Tax Issues


Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of net investment income monthly and CAPITAL GAINS, if any, at least annually to shareholders. Dividends generally will be exempt from federal and New Jersey state income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.

     The following briefly discusses some of the important state and federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series distributes DIVIDENDS out of any net investment income, plus short-term capital gains, to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends (paid out of tax-exempt interest) generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. Corporate shareholders are generally not eligible for the 70% dividends-received deduction in respect of dividends paid by the Series. In addition, dividends paid by the Series generally will not qualify for the 15% maximum rate applicable to certain dividends pursuant to recently enacted legislation.

     As we mentioned before, the Series will concentrate its investments in New Jersey obligations. In addition to being exempt from federal income taxes, Series' dividends are EXEMPT FROM NEW JERSEY STATE INCOME TAXES FOR NEW JERSEY RESIDENT INDIVIDUALS and NEW JERSEY TRUSTS AND ESTATES to the extent such dividends are derived from interest payments on and gain realized from the sale or exchange of New Jersey obligations, provided that, generally, at least 80% of the Series' assets (with certain exclusions) are invested in New Jersey obligations. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and certain short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates.
     Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.

     The Series also distributes LONG-TERM CAPITAL GAINS to shareholders -- typically once a year. Long-term capital gains are generated when the Series sells for a profit assets that it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.
     For your convenience, distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charges. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to income taxes. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year.
     Series distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES

If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and gross sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because, when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.


IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN which is subject to tax. For individuals, the maximum capital gains tax rate is generally 15% for shares held for more than 1 year. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset capital gains you have plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000.

     If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Series and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

     Exchanging your shares of the Series for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you


[SIDENOTE]

                              CAPITAL GAIN
             -->        +$    (taxes owed)

RECEIPTS
FROM SALE               OR

             -->        -$    CAPITAL LOSS
                              (offset against gain)
exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
     Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a taxable event. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section.

How to Buy, Sell and
Exchange Shares of the Series

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101


     You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.


STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Series, although Class Z shares are available to a limited group of investors.

     Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares. The Class C front-end sales charge is waived for Class C shareholders who purchase shares from certain broker-dealers not affiliated with Prudential.

     When choosing a share class, you should consider the following:
     - The amount of your investment
     - The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges
     - The different sales charges that apply to a share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC
     - Whether you qualify for any reduction or waiver of sales charges
     - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
     - The fact that, if you are purchasing Class B shares in an amount of $250,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances

     - The fact that, if you are purchasing Class C shares in an amount of $250,000 or more, you should consult with your financial adviser because another share class (like Class A) may be more beneficial given your circumstances

     - Whether you qualify to purchase Class Z shares.

     See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                              CLASS A          CLASS B          CLASS C            CLASS Z
Minimum purchase              $1,000           $1,000           $2,500             None
  amount(1)
Minimum amount for            $100             $100             $100               None
  subsequent purchases(1)
Maximum initial               3% of the        None             1% of the          None
  sales charge                public                            public
                              offering price                    offering price(2)
Contingent Deferred           1%(4)            If sold during:  1% on sales        None
  Sales Charge (CDSC)(3)                       Year 1    5%     made within
                                               Year 2    4%     18 months of
                                               Year 3    3%     purchase
                                               Year 4    2%
                                               Year 5    1%
                                               Year 6    1%
                                               Year 7    0%
Annual distribution           .30 of 1%(6)     .50 of 1%        1%(6)              None
  and service (12b-1)
  fees (shown as
  a percentage of
  average net
  assets)(5)


(1) THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN."

(2) 1.01% OF THE NET AMOUNT INVESTED. INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN BROKER-DEALERS NOT AFFILIATED WITH PRUDENTIAL MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.

(3) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES -- CONTINGENT DEFERRED SALES CHARGE (CDSC)."

(4) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CDSC OF 1%. THIS CHARGE, HOWEVER, IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.
(5) THESE DISTRIBUTION AND SERVICE (12b-1) FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS BASIS. CLASS A AND CLASS B SHARES MAY PAY A SERVICE FEE OF UP TO .25 OF 1%. CLASS C SHARES WILL PAY A SERVICE FEE OF .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE) AND FOR CLASS B SHARES, IS LIMITED TO .50 OF 1% (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE). CLASS C SHARES PAY A DISTRIBUTION FEE (IN ADDITION TO THE SERVICE FEE), OF .75 OF 1%.
(6) EFFECTIVE SEPTEMBER 1, 2003, THE DISTRIBUTOR HAS AGREED TO A VOLUNTARY WAIVER OF THE DISTRIBUTION AND SERVICE (12b-1) FEE FOR EACH OF THE CLASS
     A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A AND CLASS C SHARES, RESPECTIVELY. THESE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVERS ARE EXPECTED TO CONTINUE UNTIL APRIL 30, 2004 BUT MAY BE DISCONTINUED PARTIALLY OR COMPLETELY AT ANY TIME.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                          SALES CHARGE AS % OF    SALES CHARGE AS % OF           DEALER
AMOUNT OF PURCHASE              OFFERING PRICE         AMOUNT INVESTED      REALLOWANCE
Less than $99,999                        3.00%                   3.09%            3.00%
$100,000 to $249,999                     2.50%                   2.56%            2.50%
$250,000 to $499,999                     1.50%                   1.52%            1.50%
$500,000 to $999,999                     1.00%                   1.01%            1.00%
$1 million and above(1)                  None                    None             None


(1) IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES. IF YOU PURCHASE $1 MILLION OR MORE OF CLASS A SHARES, YOU WILL BE SUBJECT TO A 1% CDSC FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE, HOWEVER, IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT THOSE WHO PURCHASE THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.


     To satisfy the purchase amounts above, you can:
     - Invest with an eligible group of investors who are related to you

     - Buy Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time
     - Use your Rights of Accumulation, which allow you to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you already own, (2) the value of money market shares you have received in an exchange transaction and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)
     - Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Series and other JennisonDryden or Strategic Partners mutual funds within 13 months.
     - The value of shares held in JennisonDryden or Strategic Partners mutual funds will be included for purposes of determining Rights of Accumulation and Letter of Intent.


     The Distributor may reallow Class A's sales charge to dealers.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
     - Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades and charges its clients a management, consulting or other fee for its services, or
     - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the JennisonDryden or Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into dealer agreements with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charge -- Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Wachovia Securities, LLC (Wachovia Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
     - Purchase your shares through an account at Wachovia Securities
     - Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or

     - Purchase your shares through another broker.

     This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.


OTHER. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.


QUALIFYING FOR CLASS Z SHARES
MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
     - Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
     - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;
     - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund);

     - Prudential, with an investment of $10 million or more; and
     - Class Z shares may also be purchased by qualified state tuition programs (529 Plans).


PAYMENT TO THIRD PARTIES

In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments for any share class, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

     When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Conversion Feature -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of a Series is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is detemined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100).
     Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Series also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Series' NAV is determined. The use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Series uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Series' NAV, we will generally value the Series' futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). The Series may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed. In these instances, the NAV you receive may differ from the published NAV price.

     We determine the Series' NAV once each business day at the close of trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We may not determine the NAV on days when we have not received any orders to purchase, sell, or exchange the

[SIDENOTE]

MUTUAL FUND SHARES
THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS CITY ABC BONDS IN ITS PORTFOLIO AND THE PRICE OF CITY ABC BONDS GOES UP WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.

Series' shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.


     Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?
     For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.
     Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.


SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES
You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.
     When you sell shares of the Series -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

     If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:
     - You are selling more than $100,000 of shares,
     - You want the redemption proceeds made payable to someone that is not in our records,
     - You want the redemption proceeds sent to some place that is not in our records, or
     - You are a business or a trust.

     An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell your shares in the following order:

     - Amounts representing shares you purchased with reinvested dividends and distributions,

     - Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), 6 years for Class B shares and 18 months for Class C shares, and
     - Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), 6 years for Class B shares and 18 months for Class C shares).


     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.
     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 18 months of purchase. Class A shares are subject to a CDSC, in certain cases as previously noted, of 1% that is applied to Class A shares sold within 12 months of purchase. The Class A CDSC, however, is waived for all such Class A investors except those who purchase their shares from certain broker-dealers that are not affiliated with Prudential For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

     The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
     - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability, and
     - On certain sales effected through the Systematic Withdrawal Plan.

     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Contingent Deferred Sales Charge -- Waiver of Contingent Deferred Sales Charge -- Class B Shares."

REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. (Special Money Fund). After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


     There is no sales charge for exchanges. If, however, you exchange -- and then sell -- Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into Special Money Fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

     Remember, as we explained in the section entitled "Series Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."


FREQUENT TRADING

Frequent trading of the Series' shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based on dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares -- Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
     The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

     In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
     The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Expedited Redemption Privilege" in the SAI. The Expedited
Redemption Privilege may be modified or terminated at any time without notice.

Financial Highlights

The financial highlights below are intended to help you evaluate the financial performance of the Series for the past 5 years. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

     A copy of the Series' annual report, along with the Series' audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.

CLASS A SHARES

The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS A SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                             2003          2002(d)             2001             2000            1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                           $      11.25     $      11.23     $      10.65     $      10.67     $     11.31
INCOME FROM INVESTMENT                          $      11.25     $      11.23     $      10.65     $      10.67     $     11.31
 OPERATIONS:                                    $      11.25     $      11.23     $      10.65     $      10.67     $     11.31
Net investment income                                    .47              .53              .52              .52             .52
Net realized and unrealized gain
 (loss) on investment transactions                      (.18)             .04              .58              .03            (.55)
TOTAL FROM INVESTMENT OPERATIONS                         .29              .57             1.10              .55            (.03)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                                 (.47)            (.53)            (.52)            (.52)           (.52)
Distributions in excess of net
 investment income                                        --               --               --               --              --(b)
Tax return of capital distributions                       --               --               --               --(b)           --
Distributions from net realized
 gains on investment transactions                       (.05)            (.02)              --             (.05)           (.09)
TOTAL DISTRIBUTIONS                                     (.52)            (.55)            (.52)            (.57)           (.61)
NET ASSET VALUE, END OF YEAR                    $      11.02     $      11.25     $      11.23     $      10.65     $     10.67
TOTAL RETURN(a)                                         2.57%            5.24%                      10.67% 5.39            (.40)%

RATIOS/SUPPLEMENTAL DATA                                2003          2002(d)             2001             2000            1999
NET ASSETS, END OF YEAR (000)                   $    134,271     $    140,190     $    140,608     $    122,664     $   123,692
AVERAGE NET ASSETS (000)                        $    139,372     $    137,516     $    132,389     $    122,573     $   125,547
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees(c)                                 .94%             .91%             .95%             .92%            .84%
Expenses, excluding distribution and
 service (12b-1) fees                                    .69%             .66%             .70%             .67%            .64%
Net investment income                                   4.20%            4.81%            4.77%            4.95%           4.66%
For Class A, B, C and Z shares:
 Portfolio Turnover Rate                                  42%              25%              22%              28%             15%


(a) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.
(b)  LESS THAN $.005 PER SHARE.

(c) THE DISTRIBUTOR OF THE SERIES CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.
(d) EFFECTIVE SEPTEMBER 1, 2001, THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY LESS THAN $0.005 AND INCREASE THE RATIO OF NET INVESTMENT INCOME FROM 4.80% TO 4.81%. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

CLASS B SHARES

The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS B SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                             2003          2002(c)             2001             2000            1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                           $      11.25     $      11.24     $      10.66     $      10.67     $     11.31
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                                    .44              .50              .49              .49             .49
Net realized and unrealized gain
 (loss) on investment transactions                      (.18)             .03              .58              .04            (.55)
TOTAL FROM INVESTMENT OPERATIONS                         .26              .53             1.07              .53            (.06)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                                 (.44)            (.50)            (.49)            (.49)           (.49)
Distributions in excess of net
 investment income                                        --               --               --               --              --(b)
Tax return of capital distributions                       --               --               --               --(b)           --
Distributions from net realized
 gains on investment transactions                       (.05)            (.02)              --             (.05)           (.09)
TOTAL DISTRIBUTIONS                                     (.49)            (.52)            (.49)            (.54)           (.58)
NET ASSET VALUE, END OF YEAR                    $      11.02     $      11.25     $      11.24     $      10.66     $     10.67
TOTAL RETURN(a)                                         2.31%            4.98%                      10.29% 5.23            (.71)%

RATIOS/SUPPLEMENTAL DATA                                2003          2002(c)             2001             2000            1999
NET ASSETS, END OF YEAR (000)                   $     33,217     $     37,188     $     37,621     $     49,995     $    79,598
AVERAGE NET ASSETS (000)                        $     35,925     $     35,743     $     40,214     $     61,647     $    96,542
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                                   1.19%            1.16%            1.20%            1.17%           1.14%
Expenses, excluding distribution and
 service (12b-1) fees                                    .69%             .66%             .70%             .67%            .64%
Net investment income                                   3.96%            4.56%            4.52%            4.69%           4.35%


(a) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(b)  LESS THAN $.005 PER SHARE.
(c) EFFECTIVE SEPTEMBER 1, 2001, THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY LESS THAN $0.005 AND INCREASE THE RATIO OF NET INVESTMENT INCOME FROM 4.55% TO 4.56%. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

CLASS C SHARES

The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS C SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                             2003          2002(d)             2001             2000            1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                           $      11.25     $      11.24     $      10.66     $      10.67     $     11.31
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                                    .42              .47              .47              .47             .46
Net realized and unrealized gain
 (loss) on investment transactions                      (.18)             .03              .58              .04            (.55)
TOTAL FROM INVESTMENT OPERATIONS                         .24              .50             1.05              .51            (.09)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                                 (.42)            (.47)            (.47)            (.47)           (.46)
Distributions in excess of net
 investment income                                        --               --               --               --              --(b)
Tax return of capital distributions                       --               --               --               --(b)           --
Distributions from net realized
 gains on investment transactions                       (.05)            (.02)              --             (.05)           (.09)
TOTAL DISTRIBUTIONS                                     (.47)            (.49)            (.47)            (.52)           (.55)
NET ASSET VALUE, END OF YEAR                    $      11.02     $      11.25     $      11.24     $      10.66     $     10.67
TOTAL RETURN(a)                                         2.05%            4.73%           10.02%            4.96%           (.95)%

RATIOS/SUPPLEMENTAL DATA                                2003          2002(d)             2001             2000            1999
NET ASSETS, END OF YEAR (000)                   $      5,865     $      5,598     $      2,956     $      2,385     $     1,825
AVERAGE NET ASSETS (000)                        $      6,015     $      4,101     $      2,390     $      2,077     $     1,622
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees(c)                                1.44%            1.41%            1.45%            1.42%           1.39%
Expenses, excluding distribution and
 service (12b-1) fees                                    .69%             .66%             .70%             .67%            .64%
Net investment income                                   3.70%            4.31%            4.27%            4.45%           4.13%


(a) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.
(b)  LESS THAN $.005 PER SHARE.

(c) THE DISTRIBUTOR OF THE SERIES CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS C SHARES.
(d) EFFECTIVE SEPTEMBER 1, 2001, THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY LESS THAN $0.005 AND INCREASE THE RATIO OF NET INVESTMENT INCOME FROM 4.30% TO 4.31%. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

CLASS Z SHARES

The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS Z SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                             2003          2002(c)             2001             2000            1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                           $      11.33     $      11.31     $      10.73     $      10.75     $     11.32
INCOME FROM INVESTMENT
 operations:
Net investment income                                    .50              .56              .55              .55             .54
Net realized and unrealized gain
 (loss) on investment transactions                      (.18)             .04              .58              .03            (.48)
TOTAL FROM INVESTMENT OPERATIONS                         .32              .60             1.13              .58            (.06)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                                 (.50)            (.56)            (.55)            (.55)           (.54)
Distributions in excess of net
 investment income                                        --               --               --               --              --(b)
Tax return of capital distributions                       --               --               --               --(b)           --
Distributions from net realized
 gains on investment transactions                       (.05)            (.02)              --             (.05)           (.09)
TOTAL DISTRIBUTIONS                                     (.55)            (.58)            (.55)            (.60)           (.63)
NET ASSET VALUE, END OF YEAR                    $      11.10     $      11.33     $      11.31     $      10.73     $     10.75
TOTAL RETURN(a)                                         2.84%            5.58%           10.80%            5.66%            .45%

RATIOS/SUPPLEMENTAL DATA                                2003          2002(c)             2001             2000            1999
NET ASSETS, END OF YEAR (000)                   $      2,998     $      1,147     $        312     $        111     $        62
AVERAGE NET ASSETS (000)                        $      2,463     $        598     $        194     $         72     $        77
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                                    .69%             .66%             .70%             .67%            .64%
Expenses, excluding distribution and
 service (12b-1) fees                                    .69%             .66%             .70%             .67%            .64%
Net investment income                                   4.41%            5.04%            5.03%            5.22%           4.86%



(a) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.
(b)  LESS THAN $.005 PER SHARE.
(c) EFFECTIVE SEPTEMBER 1, 2001, THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY LESS THAN $0.005 AND INCREASE THE RATIO OF NET INVESTMENT INCOME FROM 5.03% TO 5.04%. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

Our Mutual Funds

We offer a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

JENNISONDRYDEN MUTUAL FUNDS*

STOCK FUNDS

LARGE CAPITALIZATION STOCK FUNDS

DRYDEN INDEX SERIES FUND
   DRYDEN STOCK INDEX FUND
DRYDEN TAX-MANAGED FUNDS
   DRYDEN TAX-MANAGED EQUITY FUND
JENNISON 20/20 FOCUS FUND
JENNISON VALUE FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS,
INC.
   JENNISON GROWTH FUND

SMALL-TO-MID-CAPITALIZATION STOCK
   FUNDS

DRYDEN TAX-MANAGED SMALL-CAP FUND, INC.
JENNISON SMALL COMPANY FUND, INC.
JENNISON U.S. EMERGING GROWTH FUND, INC.
THE PRUDENTIAL INVESTMENT
   PORTFOLIOS, INC.
   JENNISON EQUITY OPPORTUNITY FUND

SECTOR STOCK FUNDS

JENNISON NATURAL RESOURCES FUND, INC.
JENNISON SECTOR FUNDS, INC.
   JENNISON FINANCIAL SERVICES FUND
   JENNISON HEALTH SCIENCES FUND
   JENNISON TECHNOLOGY FUND
   JENNISON UTILITY FUND

GLOBAL/INTERNATIONAL STOCK FUNDS

PRUDENTIAL WORLD FUND, INC.
   JENNISON GLOBAL GROWTH FUND
   DRYDEN INTERNATIONAL EQUITY FUND

BALANCED/ALLOCATION FUND

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   DRYDEN ACTIVE BALANCED FUND

BOND FUNDS

TAXABLE BOND FUNDS

DRYDEN GOVERNMENT INCOME FUND, INC.
DRYDEN HIGH YIELD FUND
DRYDEN SHORT-TERM BOND FUND, INC.
   DRYDEN SHORT-TERM CORPORATE BOND FUND
   DRYDEN ULTRA SHORT BOND FUND
DRYDEN TOTAL RETURN BOND FUND, INC.

MUNICIPAL BOND FUNDS
DRYDEN CALIFORNIA MUNICIPAL FUND
   CALIFORNIA INCOME SERIES
   CALIFORNIA SERIES
DRYDEN MUNICIPAL BOND FUND
   HIGH INCOME SERIES
   INSURED SERIES
DRYDEN MUNICIPAL SERIES FUND
   FLORIDA SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   PENNSYLVANIA SERIES
DRYDEN NATIONAL MUNICIPALS FUND, INC.

GLOBAL/INTERNATIONAL BOND FUND

DRYDEN GLOBAL TOTAL RETURN FUND, INC.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS

DRYDEN GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES
MONEYMART ASSETS, INC.

MUNICIPAL MONEY MARKET FUNDS

DRYDEN CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES
DRYDEN MUNICIPAL SERIES FUND
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES

TAX-FREE MONEY MARKET FUND

DRYDEN TAX-FREE MONEY FUND

OTHER MONEY MARKET FUND

SPECIAL MONEY MARKET FUND, INC.**

   MONEY MARKET SERIES


 *JennisonDryden Mutual Funds are also exchangeable with Strategic Partners
  Mutual Funds.
**This fund is not a direct purchase money fund and is only an exchangeable money fund.

                 [This page has been left blank intentionally.]

Appendix A

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE
DEBT RATINGS
     Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in the Aaa securities.
     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
     Baa: Bonds that are rated Baa are considered as medium grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B: Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.
     Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.
     Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
     C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.
     PRIME-1: Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
     - Leading market positions in well-established industries
     - High rates of return on funds employed
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection
     - Broad margins in earnings coverage of fixed financial changes and high internal cash generation
     - Well-established access to a range of financial markets and assured sources of alternative liquidity
     PRIME-2: Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
     PRIME-3: Issuers rated Prime-3 or P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.

SHORT-TERM RATINGS
Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.
     MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
     MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.
     MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.
     MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP
LONG-TERM ISSUE CREDIT RATINGS
     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
     AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.
     PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     An obligation rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such an obligation will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
     BB: An obligation rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity by the obligator to meet its financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
     B: An obligation rated B has a greater vulnerability to default but the obligor presently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions would likely impair capacity or willingness by the obligor for timely payment of financial commitments. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
     CCC: An obligation rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions with respect to the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity for timely payment of financial commitments. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
     CI: The rating CI is reserved for income bonds on which no interest is being paid.
     D: An obligation rated D is in payment default. The D rating category is used when financial commitments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS
S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.
     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
     A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
     A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES RATINGS
A municipal notes rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
     - Amortization schedule -- the longer the final maturity relative to other maturities the more likely it will be treated as a note
     - Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note
Municipal notes rating symbols are as follows:
     SP-1: Very strong capacity to meet its financial commitment on the note. An issue determined to possess an extremely strong capacity to pay debt service is given a plus (+) designation.
     SP-2: Satisfactory capacity to meet its financial commitment on the note, with some vulnerability to adverse financial and economic changes over the term of the notes.
     SP-3: Speculative capacity to meet its financial commitment on the note.

FITCH, INC.
INTERNATIONAL LONG-TERM CREDIT RATINGS
     AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversly affected by foreseeable events.

     AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM CREDIT RATINGS
     F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
     F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
     D: Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS
     PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.
     NR indicates that Fitch, Inc. does not rate the issuer or issue in question.

     Withdrawn: A rating is withdrawn when Fitch, Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.
     A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch, Inc. may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

FOR MORE INFORMATION


Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769


Visit our websites at:
www.jennisondryden.com
www.strategicpartners.com

Additional information about the Series can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
  (incorporated by reference into this prospectus)
ANNUAL REPORT

  (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal year)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
  (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC
  (For hours of operation, call
  1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov


FUND SYMBOLS       NASDAQ          CUSIP
                   ------        ---------
Class A Shares      PRNJX        262468804
Class B Shares      PBNJX        262468887
Class C Shares      PCNJX        262468879
Class Z Shares      PZNJX        262468861


MF138A                                  Investment Company Act File No. 811-4023

PROSPECTUS

OCTOBER 31, 2003

DRYDEN

MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES

FORMERLY KNOWN AS PRUDENTIAL MUNICIPAL SERIES FUND -- NEW JERSEY MONEY MARKET SERIES



FUND TYPE
MONEY MARKET

OBJECTIVE
THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM NEW JERSEY STATE AND FEDERAL INCOME TAXES, CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


JENNISONDRYDEN MUTUAL FUNDS

TABLE OF CONTENTS


1    RISK/RETURN SUMMARY

1    Investment Objective and Principal Strategies
1    Principal Risks
3    Evaluating Performance
4    Fees and Expenses

6    HOW THE SERIES INVESTS

6    Investment Objective and Policies
8    Other Investments and Strategies
9    Investment Risks

12   HOW THE SERIES IS MANAGED

12   Board of Trustees
12   Manager
13   Investment Adviser
13   Distributor

14   SERIES DISTRIBUTIONS AND TAX ISSUES

14   Distributions
15   Tax Issues

16   HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES

16   How to Buy Shares
19   How to Sell Your Shares
22   How to Exchange Your Shares
23   Telephone Redemptions or Exchanges
24   Expedited Redemption Privilege

25   FINANCIAL HIGHLIGHTS

26   OUR MUTUAL FUNDS

     FOR MORE INFORMATION (Back Cover)


NEW JERSEY MONEY MARKET SERIES

[GRAPHIC]

(800) 225-1852

RISK/RETURN SUMMARY


This section highlights key information about NEW JERSEY MONEY MARKET SERIES (the Series) of the DRYDEN MUNICIPAL SERIES FUND, formerly known as Prudential Municipal Series Fund (the Fund). Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to provide the highest level of CURRENT INCOME that is EXEMPT FROM NEW JERSEY STATE AND FEDERAL INCOME TAXES consistent with LIQUIDITY AND THE PRESERVATION OF CAPITAL. This means we invest primarily in short-term New Jersey state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as short-term obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from those taxes (collectively called "New Jersey obligations"). The Series invests in New Jersey obligations which are high-quality money market instruments with effective remaining maturities of 13 months or less. As a fundamental policy of the Series, we invest, under normal circumstances, at least 80% of its investable assets in New Jersey obligations. The Series' investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax
(AMT). The term "investable assets" in this prospectus refers to the Series' net assets plus any borrowings for investment purposes. The Series' investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.
     While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as

[SIDENOTE]

MONEY MARKET FUNDS
MONEY MARKET FUNDS -- WHICH HOLD HIGH-QUALITY SHORT-TERM DEBT OBLIGATIONS -- PROVIDE INVESTORS WITH A LOWER RISK, HIGHLY LIQUID INVESTMENT OPTION. THESE FUNDS ATTEMPT TO MAINTAIN A NET ASSET VALUE OF $1 PER SHARE, ALTHOUGH THERE CAN BE NO GUARANTEE THAT THEY WILL ALWAYS BE ABLE TO DO SO.

the risk that the securities may lose value because interest rates rise or because there is a lack of confidence in the issuer.
     Municipal bonds may also be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond payments.
     Because the Series will concentrate its investments in New Jersey obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of New Jersey obligations than a municipal money market fund that is not as geographically concentrated.
These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole). By way of illustration, New Jersey's diversified economy consists of a variety of manufacturing, construction and service industries, and is supplemented by rural areas with selective commercial agriculture. The
Series, therefore, may be more susceptible to developments affecting those sectors than a municipal bond fund that invests in obligations of several states. This example illustrates just one of the risks of investing in New Jersey obligations. For more detailed information on the risks of investing in New Jersey obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.
     The Series is nondiversified, meaning that we can invest a higher percentage of its assets in the securities of fewer issuers than a diversified fund. Investing in a nondiversified series involves greater risk than investing in a diversified series.
     Although investments in mutual funds involve risk, investing in money market portfolios like the Series is generally less risky than investing in other types of funds. This is because the Series invests only in high-quality securities with effective remaining maturities of 13 months or less and limits the average maturity of the portfolio to 90 days or less. To satisfy the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Series can demand repayment of the security.
     For more detailed information about the risks associated with the Series, see "How the Series Invests -- Investment Risks."

     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although we seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.

EVALUATING PERFORMANCE

A number of factors -- including risk -- can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The tables below show how the Series' average annual total returns and yield compare with those of a group of similar funds. The bar chart and tables below demonstrate the risk of investing in the Series by showing how returns can change from year to year. The Average Annual Total Returns table also compares the Series' performance to the performance of a tax-free state specific money market index. Past performance is not an indication that the Series will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.


[CHART]

ANNUAL RETURNS* (CLASS A SHARES)**

1993          1.86%
1994          2.23%
1995          3.30%
1996          2.71%
1997          2.86%
1998          2.78%
1999          2.57%
2000          3.39%
2001          2.26%
2002          0.88%

BEST QUARTER: 0.90% (4th quarter of 2000)
WORST QUARTER: 0.19% (4th quarter of 2002)


*  THE CLASS A SHARES' RETURN FROM 1-1-03 TO 9-30-03 WAS 0.29%.

** CLASS A SHARES WERE PREVIOUSLY DESIGNATED SERIES SHARES.

  AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12-31-02)



                                  1 YR       5 YRS    10 YRS        SINCE INCEPTION
  Class A shares                  0.88%      2.37%     2.48%     2.68% (since 12-3-90)
  iMoneyNet MFR Average(2)        0.83%      2.27%     2.53%     2.81% (since 12-3-90)



  YIELD(1) (AS OF 12-31-02)



  7-Day yield of Class A shares                                                0.80%
  7-Day tax-equivalent yield of Class A shares                                 1.39%



(1) THE CLASS A SHARES' RETURNS AND YIELD ARE AFTER DEDUCTION OF EXPENSES. TAX-EQUIVALENT YIELD IS CALCULATED BASED ON A FEDERAL TAX RATE OF 38.6% AND THE APPLICABLE STATE INCOME TAX RATE. NO PERFORMANCE DATA IS AVAILABLE FOR CLASS S SHARES BECAUSE THERE ARE CURRENTLY NO CLASS S SHARES ISSUED AND OUTSTANDING.


(2) THE IMONEYNET, INC. MONEY FUND REPORT AVERAGE(TM) (IMONEYNET MFR AVERAGE) IS BASED UPON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE IMONEYNET, INC. STATE SPECIFIC RETAIL NEW JERSEY AVERAGE (FORMERLY KNOWN AS THE IMONEYNET MFR AVERAGE/TAX-FREE STATE-SPECIFIC MONEY FUND (NEW JERSEY) CATEGORY).

FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold shares of the Series.

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                 CLASS A  CLASS S
  Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                              None     None

  Maximum deferred sales charge (load)
   (as a percentage of the lower of original purchase price or
   sale proceeds)                                                   None     None

  Maximum sales charge (load) imposed on reinvested dividends
   and other distributions                                          None     None

  Redemption fees                                                   None     None

  Exchange fee                                                      None      N/A

  ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                                                          CLASS A
  Management fees                                                           .500%

  + Distribution and service (12b-1) fees                                   .125%

  + Other expenses                                                          .140%

  = TOTAL ANNUAL SERIES OPERATING EXPENSES                                  .765%

  ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                                                         CLASS S
  Management fees                                                           .500%

  + Distribution (12b-1) fee                                                .175%

  + Other expenses(2)                                                       .390%(2)

  = TOTAL ANNUAL SERIES OPERATING EXPENSES                                 1.065%



(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES OF SHARES OR AN ADMINISTRATION FEE ON SERIES BALANCES, INCLUDING INCOME FROM SERIES DISTRIBUTIONS.

(2) INCLUDES A SERVICE FEE OF 0.25%. THE SERVICE FEE COMPENSATES WACHOVIA SECURITIES, LLC (WACHOVIA SECURITIES) FOR PROVIDING PERSONAL CUSTOMER ACCOUNT MAINTENANCE AND RELATED SERVICES ON BEHALF OF SHAREHOLDERS PARTICIPATING IN CERTAIN BROKERAGE ACCOUNT PROGRAMS OFFERING A SWEEP FEATURE.


EXAMPLE
This example will help you compare the cost of investing in the Series with the cost of investing in other mutual funds.
     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                            1 YR    3 YRS    5 YRS    10 YRS
  Class A shares                          $    78  $   244  $   425  $    948

  Class S shares                          $   109  $   339  $   587  $  1,300

HOW THE SERIES INVESTS

INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is to provide the highest level of CURRENT INCOME that is EXEMPT FROM NEW JERSEY STATE AND FEDERAL INCOME TAXES consistent with LIQUIDITY AND THE PRESERVATION OF CAPITAL. While we make every effort to achieve our objective, we can't guarantee success.
     The Series invests in high-quality money market instruments to try to provide investors with current tax-free income while maintaining a stable net asset value of $1 per share. We manage the Series to comply with specific rules designed for money market mutual funds. To date, the Series' net asset value has never deviated from $1 per share.

     In pursuing the Series' objective, we invest primarily in short-term NEW JERSEY OBLIGATIONS, including New Jersey state and local municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from New Jersey state, and federal income taxes. As a fundamental policy of the Series, we invest, under normal cirumstances, so that at least 80% of the investable assets of the Series will be invested in New Jersey obligations. The Series, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). See "Series Distributions and Tax Issues -- Distributions."

     Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project. We may also invest in municipal bonds the interest and/or principal payments of which are insured by bond issuers or other parties.
     The obligations that we purchase must be of "eligible quality." "Eligible quality" for this purpose means a security: (i) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating

[SIDENOTE]

MUNICIPAL BONDS
STATES AND MUNICIPALITIES ISSUE BONDS IN ORDER TO BORROW MONEY TO FINANCE A PROJECT. YOU CAN THINK OF BONDS AS LOANS THAT INVESTORS MAKE TO THE STATE, LOCAL GOVERNMENT OR OTHER ISSUER. THE ISSUER GETS THE CASH NEEDED TO COMPLETE THE PROJECT AND INVESTORS EARN INCOME ON THEIR INVESTMENT.

organizations (NRSROs) or, if only one NRSRO has rated the security, so rated by that NRSRO; (ii) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (iii) if unrated, of comparable quality as determined by the investment adviser. A rating is an assessment of the likelihood of the timely payment of debt, and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer. An investor can evaluate the expected likelihood of default by an issuer by looking at its ratings as compared to another similar issuer.
     The Series may invest in floating rate bonds and variable rate bonds. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bills. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Series to demand full payment of the bond on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the bond.
     In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.
     Debt obligations in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include demand features, which allow us to demand repayment (within 13 months) of a debt obligation before the obligation is due or "matures." This means that we can purchase longer-term securities because of our expectation that we can demand repayment of the obligation at an agreed-upon price within an agreed upon period of time. This procedure follows the rules applicable to money market funds.
     The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market mutual funds.

     For more information, see "Investment Risks" below and the Fund's Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.
     The Series' investment objective and policy of investing at least 80% of its investable assets in New Jersey obligations are fundamental policies that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Series that are not fundamental without shareholder approval.


OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL ASSET-BACKED SECURITIES
The Series may invest in municipal asset-backed securities. A MUNICIPAL ASSET-BACKED SECURITY is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

MUNICIPAL LEASE OBLIGATIONS
The Series may invest in municipal lease obligations. MUNICIPAL LEASE OBLIGATIONS are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Series may purchase municipal bonds on a WHEN-ISSUED or DELAYED-DELIVERY basis, without limit. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are expected to be delivered.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, the Series may hold up to 100% of its assets in cash, cash equivalents or short-term investment-grade bonds including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities limits our ability to achieve the Series' investment objective, but can help to preserve the Series' assets.
     For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."

ADDITIONAL STRATEGIES

The Series also follows certain policies when it BORROWS MONEY (the Series may currently borrow up to 33 1/3% of the value of its total assets) and HOLDS ILLIQUID SECURITIES (the Series may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI "Investment Restrictions."


INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal strategies and certain investments the Series may make. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

  INVESTMENT TYPE


  % OF SERIES' ASSETS                     RISKS                                       POTENTIAL REWARDS
  MONEY MARKET                          - Concentration risk -- the risk that       - Tax-exempt interest income, except
  MUNICIPAL BONDS                         bonds may lose value because of             with respect to certain bonds, such as
                                          political, economic or other events         private activity bonds, which are
  AT LEAST 80% UNDER                      affecting issuers of New Jersey             subject to the federal alternative
  NORMAL CIRCUMSTANCES                    obligations                                 minimum tax (AMT)

                                        - Credit risk -- the risk that the          - Generally more secure than
                                          borrower can't pay back the money           lower-quality bonds
                                          borrowed or make interest payments
                                          (lower for insured bonds)                 - Most bonds rise in value when interest
                                                                                      rates fall
                                        - Market risk -- the risk that bonds
                                          will lose value in the market,
                                          sometimes rapidly or unpredictably,
                                          because interest rates rise or there
                                          is a lack of confidence in the
                                          borrower or the bond's insurer

                                        - Illiquidity risk -- the risk that
                                          bonds may be difficult to value
                                          precisely and sell at the time or
                                          price desired, in which case valuation
                                          would depend more on the investment
                                          adviser's judgment than is generally
                                          the case with other types of municipal
                                          bonds

                                        - Nonappropriation risk -- the risk that
                                          the state or municipality may not
                                          include the bond obligations in future
                                          budgets

                                        - Tax risk -- the risk that federal,
                                          state or local income tax rates may
                                          decrease, which could decrease demand
                                          for municipal bonds, or that a change
                                          in law may limit or eliminate
                                          exemption of interest on municipal
                                          bonds from such taxes

  % OF SERIES' ASSETS                     RISKS                                       POTENTIAL REWARDS
  VARIABLE/FLOATING RATE BONDS          - May decrease returns when interest        - May offer protection against interest
                                          rates decrease                              rate increases
  PERCENTAGE VARIES; USUALLY
  LESS THAN 70%                         - See tax risk

  MUNICIPAL ASSET-BACKED SECURITIES     - Prepayment risk -- the risk that the      - Tax-exempt interest income, except
                                          underlying bonds may be prepaid,            with respect to certain bonds, such as
  PERCENTAGE VARIES; USUALLY              partially or completely, generally          private activity bonds, which are
  LESS THAN 30%                           during periods of falling interest          subject to the AMT
                                          rates. This may require the Series to
                                          reinvest in lower yielding bonds          - May offer higher yield due to their
                                                                                      structure
                                        - Credit risk -- the risk that the
                                          underlying municipal bonds will not be
                                          paid by issuers or by credit insurers
                                          or guarantors of such instruments

                                        - See market risk and tax risk

  MUNICIPAL LEASE OBLIGATIONS           - See concentration risk, credit risk,      - Tax-exempt interest income, except
                                          market risk, illiquidity risk,              with respect to certain bonds, such as
  PERCENTAGE VARIES; USUALLY              nonappropriation risk and tax risk          private activity bonds, which are
  LESS THAN 10%                                                                       subject to the AMT
                                        - Abatement risk -- the risk that the
                                          entity leasing the equipment or
                                          facility will not be required to make
                                          lease payments because it does not
                                          have full use of the equipment or
                                          facility

  WHEN-ISSUED AND DELAYED-DELIVERY      - Value of securities may decrease          - May magnify underlying investment
  SECURITIES                              before delivery occurs                      returns

  PERCENTAGE VARIES; USUALLY            - Broker/dealer may become insolvent
  LESS THAN 10%                           prior to delivery

                                        - See tax risk

  ILLIQUID SECURITIES                   - See illiquidity risk                      - May offer a more attractive yield than
                                                                                      more widely traded securities
  UP TO 10% OF NET ASSETS

HOW THE SERIES IS MANAGED

BOARD OF TRUSTEES


The Fund's Board of Trustees (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102


     Under a Management Agreement with the Fund, PI manages the Series' investment operations and administers its business affairs and is responsible for supervising the Series' investment adviser. For the fiscal year ended August 31, 2003, the Series paid PI management fees of .50% of the Series' average daily net assets.
     PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2003, PI, a wholly owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $110.1 billion.
     Subject to the supervision of the Board of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for the Series. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Series' investment adviser.
     PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Series still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Series. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER
Prudential Investment Management, Inc. (PIM) is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.


     The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed income market: U.S. and non-U.S. Government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.
     The Money Markets Team, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Series. The Team develops and coordinates the Series' investment strategy. "Top-down" investment decisions such as maturity, yield curve, and sector positioning are made consistent with a PIM Fixed Income-wide Market Outlook, while "bottom-up" security selection is done by the Money Markets Sector Team. The Market Outlook is developed quarterly by a team led by the Chief Investment Officer and the Heads of each of the Sector Teams. The Market Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to Class A shares, and a Distribution Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to Class S shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A and Class S shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for Class A and Class S shares. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables. Class A shares are subject to a 12b-1 fee of 0.125%, and Class S shares are subject to a 12b-1 fee of 0.175%.

SERIES DISTRIBUTIONS AND TAX ISSUES

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of ordinary income and any REALIZED NET CAPITAL GAINS to shareholders. Dividends generally will be exempt from federal and New Jersey state income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes.

     The following briefly discusses some of the important state and federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Series distributes DIVIDENDS out of any net investment income plus short-term capital gains, to shareholders every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends (paid out of tax-exempt interest) generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes.
     As we mentioned before, the Series will concentrate its investments in New Jersey obligations. In addition to being exempt from federal income taxes, Series' dividends are EXEMPT FROM NEW JERSEY STATE INCOME TAXES FOR NEW JERSEY RESIDENT INDIVIDUALS and NEW JERSEY TRUSTS AND ESTATES to the extent such dividends are derived from interest payments on and gain realized from the sale or exchange of New Jersey obligations, provided that, generally, at least 80% of the Series' assets (with certain exclusions) are invested in New Jersey obligations. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and certain short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates. Corporate shareholders are not expected to be eligible for the 70% dividends-received deduction in respect of dividends paid by the Series.
     Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.

     Although the Series is not likely to realize capital gains because of the types of securities we purchase, any REALIZED NET CAPITAL gains will be paid to shareholders -- typically once a year. Capital gains are generated when the Series sells assets for a profit. LONG-TERM capital gains are generated when the Series sells for a profit assets which it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     For your convenience, distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Series. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year.
     Series distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES

If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES

HOW TO BUY SHARES
SECURITIES ACCOUNT PARTICIPANTS
SWEEP PURCHASES


Shares of the Series are available to holders of certain securities accounts held at designated broker-dealers that offer a sweep feature, including basic securities accounts and COMMAND, COMMAND Plus and BusinessEdge Accounts offered through Wachovia Securities or Pruco.

     A sweep feature allows the account holder to have free credit balances in the securities account automatically invested in a money market fund. Free credit balances in excess of prescribed minimums are automatically invested in the money market fund periodically in accordance with the terms of the securities account.

     For accounts other than COMMAND Accounts, employee savings plans and custodial accounts for the benefit of minors, an order to purchase shares of a money market fund is placed (1) when the account has a free credit balance of $10,000 or more, on the business day following the availability of the free credit balance, (2) when the account has a free credit balance totaling more than $1,000 that results from a securities transaction, on the business day following the settlement date, and (3) in the case of other free credit balances, at least once a month on the last business day of each month. For COMMAND Accounts, employee savings plans and custodial accounts for the benefit of minors, an order to purchase shares of a money market fund is placed (1) in the case of free credit balances resulting from the proceeds of securities sales, on the settlement date of the securities sale or, in the case of non-COMMAND accounts, on the business day following the settlement date, and (2) in the case of free credit balances resulting from non-trade-related credits (i.e., receipt of dividends and interest payments, or a deposit by the participant into a securities account), on the business day after receipt by Wachovia Securities, Pruco or other designated broker-dealer of the non-trade-related credit.

     Purchases of money market fund shares are subject to a minimum initial investment of $1,000, and a minimum subsequent investment of $100, which minimums are waived for COMMAND Accounts, employee savings plans and custodial accounts for the benefit of minors.

     You will begin earning dividends on shares of the Series purchased through the sweep feature on the first business day after the order is placed. Shares of the Series will be purchased at the net asset value (NAV) next determined on the business day on which the order is placed. Wachovia Securities, Pruco, or any other designated broker-dealer may use and retain the benefit of credit balances in your securities account until shares are purchased.
     Purchases of, withdrawals from, and dividends from shares of the Series will be shown in your Wachovia Securities, Pruco or other account. Wachovia Securities, Pruco or any other designated broker-dealer has the right to terminate a securities account for any reason. If this occurs, all shares of the Series held in the securities account will be redeemed.
     Account holders should consult their financial professional at Wachovia Securities, Pruco or other designated broker-dealer for further details and information concerning the operation of the sweep feature.


MANUAL PURCHASES
Securities account holders may also make manual purchases of shares of the Series (that is, purchases other than through their securities account sweep feature).
     Please see "How to Buy, Sell and Exchange Shares of the Series -- Direct Purchasers" for information on available share classes and investment minimums.

DIRECT PURCHASERS
OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101


     You may purchase shares by check or by wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

     The Series currently offers Class A shares, and may in the future offer Class S shares, for direct purchasers. The minimum initial investment for shares is $1,000 and the minimum subsequent investment is $100. All minimum investment requirements are waived for COMMAND Accounts, employee savings plans and custodial accounts for the benefit of minors.

PAYMENTS TO THIRD PARTIES ACCOUNT MAINTENANCE. The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

UNDERSTANDING THE PRICE YOU'LL PAY


When you invest in a mutual fund, you buy shares of a fund. Shares of a money market mutual fund, like the Series, are priced differently than shares of common stock and other securities.
     The price you pay for each share of the Series is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Series values its securities using the amortized cost method. The Series seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.
     We determine the NAV of our shares once each business day at the close of regular trading on the New York Stock Exchange (NYSE) usually 4:00 p.m. New York time. Your purchase order must be received by 4:00 p.m. New York time, in order to receive the NAV for that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE. The NYSE is closed on most national holidays and Good Friday. We may not determine the Series' NAV on days when we have not received any orders to purchase, sell or exchange Series shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.

ADDITIONAL SHAREHOLDER SERVICES
      As a Series shareholder, you can take advantage of the following services and privileges to the extent they apply to the class of shares that you own:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out -- or distributes -- its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES: SECURITIES ACCOUNT PARTICIPANTS


When you sell shares of the Series -- also known as REDEEMING your shares -- the price you will receive will be the NAV next determined after Wachovia Securities, Pruco or other designated broker-dealer receives an order to sell. We must receive an order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. The NYSE is closed on most national holidays and Good Friday. We may not determine the

Series' NAV on days when we have not received any orders to purchase, sell or exchange Series' shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.


AUTOMATIC REDEMPTION
Shares of your primary money sweep fund may be automatically redeemed to cover any deficit in your account in accordance with the terms of the securities account. A deficit in your securities account may result from activity arising under your account, such as debit balances incurred by use of the Visa(R)/Check Account, including Visa purchases, cash advances and checks. Debit balances for Visa purchases are payable on the 25th day of each month or, if that day is a weekend or holiday, on the preceding business day.
     Your securities account will be automatically scanned for deficits each day. If there is insufficient cash in your account, we will redeem an appropriate number of shares of your primary money sweep fund and shares of other money market funds that you own in your account but which are not designated as your primary money sweep fund to satisfy any remaining deficit in accordance with the terms of the securities account. Margin loans will be utilized to satisfy any deficits in your account after all of your shares in the Series and other money market funds you own are redeemed. Shares of the Series may not be purchased until all deficits and overdrafts in your account are satisfied. Please refer to your securities account documentation for additional details and requirements.

     You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Wachovia Securities, Pruco or other designated broker-dealer which has advanced monies to satisfy deficits in your account. The amount redeemed will be the nearest higher dollar amount necessary to cover deficits from securities transactions or to honor your redemption requests.


MANUAL REDEMPTION

You may make manual redemptions (that is, a non-money market sweep redemption) of shares of a fund other than the fund selected as your primary money sweep fund under your securities account. To complete a manual redemption, you should submit a written request for redemption directly to the Distributor or by calling your financial professional at Wachovia Securities,

Pruco or other designated broker-dealer with which you have your securities account. The proceeds from a manual redemption will immediately become a free cash balance in your account and will automatically be invested in the fund that you have selected as your primary money sweep fund. Please refer to your securities account documentation for additional details and requirements.


HOW TO SELL YOUR SHARES: DIRECT PURCHASERS


You can sell your shares of the Series at any time, subject to certain restrictions. For more information about these restrictions, see "Restriction on Sales" below.
     When you sell shares of the Series -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. If your broker does not hold your shares contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Series or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

     If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:
     -  you are selling more than $100,000 of shares, or
     - you want the redemption proceeds made payable to someone that is not in our records, or
     - you want the redemption proceeds sent to some place that is not in our records, or
     -  you are a business or a trust.

     An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."

REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

HOW TO EXCHANGE YOUR SHARES -- CLASS A SHARES ONLY


You can exchange your shares of the Series for shares in certain other Prudential mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements of such other Prudential mutual fund. You can exchange shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Series shares for Class B, Class C or Class Z shares, except that Class A shares purchased prior to January 22, 1990 that are subject to a contingent deferred sales charge can be exchanged for Class B shares. You can also exchange your shares of the Series for shares of the same class in certain of the Strategic Partners mutual funds.

      If you hold shares through a broker, you must exchange shares through your broker. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

     When you exchange shares of the Series for Class A shares of any other Prudential mutual fund, you will be subject to any sales charge that may be imposed by such other Prudential mutual fund. The sales charge is imposed at the time of your exchange.

FREQUENT TRADING

Frequent trading of Series shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES -- CLASS A SHARES ONLY


You may redeem your shares of the Series if the proceeds of the redemption do not exceed $100,000, or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares -- Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
     The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

     In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
     The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE -- CLASS A SHARES ONLY


If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. The Fund must receive requests for expedited redemption prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Expedited Redemption Privilege," in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS


The financial highlights below are intended to help you evaluate the Series' financial performance for the past 5 years. The TOTAL RETURN in the chart represents the rate that a shareholder would have earned on an investment in the Series, assuming reinvestment of all dividends and other distributions. The information is for shares of the Series for the periods indicated. No performance data is available with respect to the Series' Class S shares because there are currently no Class S shares issued and outstanding.
     A copy of the Series' annual report, along with the Series' audited financial statements and report of independent auditors, is available upon request, at no charge, as described on the back cover of this prospectus.
     The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


  CLASS A SHARES (FISCAL YEARS ENDED 8-31)


  PER SHARE OPERATING
  PERFORMANCE                               2003         2002        2001         2000         1999
  NET ASSET VALUE, BEGINNING OF
   YEAR                               $     1.00   $     1.00  $     1.00   $     1.00   $     1.00
  Net investment income and net
   realized gains                            .01          .01         .03          .03         .03
  Dividends and distributions               (.01)        (.01)       (.03)        (.03)        (.03)
  NET ASSET VALUE, END OF YEAR        $     1.00   $     1.00  $     1.00   $     1.00   $     1.00
  TOTAL RETURN(1)                           .54%         1.10%       2.95%        3.12%        2.52%

  RATIOS/SUPPLEMENTAL DATA                  2003         2002        2001         2000         1999
  NET ASSETS, END OF YEAR (000)       $  175,714   $  217,363  $  208,550   $  195,460   $  207,004
  AVERAGE NET ASSETS (000)            $  199,544   $  223,219  $  212,370   $  204,697   $  209,479
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution
   fee and service (12b-1) fees              .77%         .74%        .73%         .72%         .72%
  Expenses, excluding distribution
   fee and service (12b-1) fees              .64%         .62%        .60%         .59%         .59%
  Net investment income                      .52%        1.08%       2.87%        3.07%        2.49%



(1) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

OUR MUTUAL FUNDS

We offer a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

JENNISONDRYDEN MUTUAL FUNDS*

STOCK FUNDS

LARGE CAPITALIZATION STOCK FUNDS

DRYDEN INDEX SERIES FUND
   DRYDEN STOCK INDEX FUND
DRYDEN TAX-MANAGED FUNDS
   DRYDEN TAX-MANAGED EQUITY FUND
JENNISON 20/20 FOCUS FUND
JENNISON VALUE FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   JENNISON GROWTH FUND

SMALL-TO-MID-CAPITALIZATION STOCK FUNDS

DRYDEN TAX-MANAGED SMALL-CAP FUND, INC.
JENNISON SMALL COMPANY FUND, INC.
JENNISON U.S. EMERGING GROWTH FUND, INC.
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   JENNISON EQUITY OPPORTUNITY FUND

SECTOR STOCK FUNDS

JENNISON NATURAL RESOURCES FUND, INC.
JENNISON SECTOR FUNDS, INC.
   JENNISON FINANCIAL SERVICES FUND
   JENNISON HEALTH SCIENCES FUND
   JENNISON TECHNOLOGY FUND
   JENNISON UTILITY FUND

GLOBAL/INTERNATIONAL STOCK FUNDS

PRUDENTIAL WORLD FUND, INC.
   JENNISON GLOBAL GROWTH FUND
   DRYDEN INTERNATIONAL EQUITY FUND

BALANCED/ALLOCATION FUND

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   DRYDEN ACTIVE BALANCED FUND

BOND FUNDS

TAXABLE BOND FUNDS

DRYDEN GOVERNMENT INCOME FUND, INC.
DRYDEN HIGH YIELD FUND
DRYDEN SHORT-TERM BOND FUND, INC.
   DRYDEN SHORT-TERM CORPORATE BOND FUND
   DRYDEN ULTRA SHORT BOND FUND
DRYDEN TOTAL RETURN BOND FUND, INC.

MUNICIPAL BOND FUNDS
DRYDEN CALIFORNIA MUNICIPAL FUND
   CALIFORNIA INCOME SERIES
   CALIFORNIA SERIES
DRYDEN MUNICIPAL BOND FUND
   HIGH INCOME SERIES
   INSURED SERIES
DRYDEN MUNICIPAL SERIES FUND
   FLORIDA SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   PENNSYLVANIA SERIES
DRYDEN NATIONAL MUNICIPALS FUND, INC.

GLOBAL/INTERNATIONAL BOND FUND

DRYDEN GLOBAL TOTAL RETURN FUND, INC.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS
DRYDEN GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES

MONEYMART ASSETS, INC.

MUNICIPAL MONEY MARKET FUNDS

DRYDEN CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES
DRYDEN MUNICIPAL SERIES FUND
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES

TAX-FREE MONEY MARKET FUND

DRYDEN TAX-FREE MONEY FUND

OTHER MONEY MARKET FUND

SPECIAL MONEY MARKET FUND, INC.**

   MONEY MARKET SERIES


 *JennisonDryden Mutual Funds are also exchangeable with Strategic Partners
  Mutual Funds.
**This fund is not a direct purchase money fund and is only an exchangeable money fund.

                                      NOTES

                                      NOTES

FOR MORE INFORMATION


Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management
Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769


Visit our websites at:
www.jennisondryden.com
www.strategicpartners.com


Additional information about the Series can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal year)

SEMI-ANNUAL REPORT
You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC
 (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov


FUND SYMBOLS   NASDAQ      CUSIP
               ------      -----
Class A         PNJXX    262468606
Class S         NJMMS    262468705


MF147A                                  Investment Company Act File No. 811-4023

PROSPECTUS

OCTOBER 31, 2003


DRYDEN


MUNICIPAL SERIES FUND
NEW YORK SERIES


FORMERLY KNOWN AS PRUDENTIAL MUNICIPAL SERIES FUND -- NEW YORK SERIES



FUND TYPE

MUNICIPAL BOND

OBJECTIVE

MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


JENNISONDRYDEN MUTUAL FUNDS

Table of Contents


1    Risk/Return Summary

1    Investment Objective and Principal Strategies
2    Principal Risks
4    Evaluating Performance
6    Fees and Expenses

9    How the Series Invests

9    Investment Objective and Policies
11   Other Investments and Strategies
14   Investment Risks

20   How the Series is Managed

20   Board of Trustees
20   Manager
21   Investment Adviser
22   Distributor

23   Series Distributions and Tax Issues

23   Distributions
24   Tax Issues
25   If You Sell or Exchange Your Shares

27   How to Buy, Sell and Exchange Shares of the Series

27   How to Buy Shares
36   How to Sell Your Shares
40   How to Exchange Your Shares
41   Telephone Redemptions or Exchanges
42   Expedited Redemption Privilege

43   Financial Highlights

44   Class A Shares
45   Class B Shares
46   Class C Shares
47   Class Z Shares

48   Our Mutual Funds

A-1  Description of Security Ratings

     For More Information (Back Cover)


NEW YORK SERIES

[GRAPHIC]

(800) 225-1852

Risk/Return Summary


This section highlights key information about NEW YORK SERIES (the Series) of the DRYDEN MUNICIPAL SERIES FUND, formerly known as Prudential Municipal Series Fund (the Fund). Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to maximize CURRENT INCOME that is EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES, consistent with the PRESERVATION OF CAPITAL. This means we invest primarily in New York state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from those taxes (collectively called "New York obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.


     As a fundamental policy of the Series, we invest, under normal circumstances, so that at least 80% of the income from the Series' investments will be exempt from New York State, New York City and federal income taxes or the Series will invest at least 80% of its investable assets in New York obligations. The Series' investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). The term "investable assets" in this prospectus refers to the Series' net assets plus any borrowings for investment purposes. The Series' investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. We normally invest at least 70% of the Series' investable assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics. We may invest up to 30% of the Series' assets in "non-investment grade" or HIGH-YIELD MUNICIPAL DEBT OBLIGATIONS, commonly known as JUNK BONDS. The Series may invest in New York obligations the interest and/or principal payments on which are insured by the bond issuers or other parties. The dollar-weighted average maturity of the Series will normally be between 10 and 20 years. As of August 31, 2003, the Series' weighted average maturity was 8.6 years.


     While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates rise or because there is a lack of confidence in the issuer or in the bond's insurer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and are subject to a greater degree of market fluctuation and greater risk that the issuer may be unable to make principal and interest payments when they are due than higher-quality securities. Since the Series may invest in lower-rated bonds, commonly known as junk bonds, there is a higher risk of default of payment of principal and interest. Furthermore, junk bonds tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.

     The Series may purchase municipal bonds that are insured to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.

     Bond prices and the Series' net asset value generally move in opposite directions from interest rates -- if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, yield as much as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.

     Municipal bonds and, in particular, municipal leases may be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond or lease payments.

     Because the Series will concentrate its investments in New York obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of New York obligations than a municipal bond fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole). The events of September 11, 2001 have had a substantial adverse impact on the economies of New York State and New York City. In addition, although New York has a relatively diversified economy, New York's economy has concentrations in the investment banking, securities brokerage and financial services industries. The Series, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund that invests in obligations of several states. This example illustrates just one of the risks of investing in New York obligations. For more detailed information on the risks of investing in New York obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.

     Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "How the Series Invests -- Investment Risks."

     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE


A number of factors -- including risk -- can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and Average Annual Total Returns table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Series will achieve similar results in the future.


[CHART]

ANNUAL RETURNS* (CLASS B SHARES)

1993        12.63%
1994        -6.78%
1995        17.33%
1996         1.92%
1997         8.87%
1998         5.83%
1999        -4.00%
2000        11.55%
2001         3.41%
2002         9.25%

BEST QUARTER: 6.71% (1st quarter of 1995)
WORST QUARTER: - 5.64% (1st quarter of 1994)


* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE MANAGEMENT FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE RETURN OF THE CLASS B SHARES FROM 1-1-03 TO 9-30-03 WAS 2.94%.

AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12-31-02)



RETURN BEFORE TAXES                            1 YR     5 YRS     10 YRS       SINCE INCEPTION
Class A shares                                 6.15%     4.72%      5.79%    6.66% (since 1-22-90)
Class C shares                                 6.90%     4.60%       N/A     5.50%  (since 8-1-94)
Class Z shares                                 9.79%     5.61%       N/A     6.13% (since 12-6-96)
CLASS B SHARES
Return Before Taxes                            4.25%     4.91%      5.76%    7.41% (since 9-13-84)
Return After Taxes on
 Distributions(2)                              4.03%     4.79%      5.61%    7.24% (since 9-13-84)
Return After Taxes on
 Distributions and Sale
 of Series Shares(2),(3)                       4.41%     4.79%      5.54%    7.12% (since 9-13-84)
INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)
Lehman Muni Bond Index(4)                      9.60%     6.06%      6.71%      **(4)
Lipper Average(5)                              8.83%     4.92%      5.96%      **(5)


(1) THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE MANAGEMENT FEE WAIVER FOR EACH CLASS AND THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A AND CLASS C SHARES, THE RETURNS WOULD HAVE BEEN LOWER.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SERIES SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS B SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE SERIES WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.


(3)  THE "RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF SERIES SHARES"
     MAY BE HIGHER THAN CERTAIN RETURN FIGURES BECAUSE WHEN A CAPITAL LOSS OCCURS UPON THE REDEMPTION OF SERIES SHARES, A TAX DEDUCTION IS PROVIDED THAT BENEFITS THE INVESTOR.

(4) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (LEHMAN MUNI BOND INDEX) -- AN UNMANAGED INDEX OF OVER 39,000 LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS -- GIVES A BROAD LOOK AT HOW LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES, OPERATING EXPENSES AND TAXES. THE LEHMAN MUNI BOND INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 7.41% FOR CLASS A, 8.71% FOR CLASS B, 6.89% FOR CLASS C AND 6.41% FOR CLASS Z SHARES. SOURCE: LEHMAN BROTHERS.

(5) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER NEW YORK MUNICIPAL DEBT FUNDS CATEGORY. THE EFFECT OF SALES CHARGES AND TAXES IS NOT INCLUDED. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND TAXES. THESE RETURNS ARE AFTER DEDUCTION OF EXPENSES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 6.79% FOR CLASS A, 8.06% FOR CLASS B, 6.01% FOR CLASS C AND 5.45% FOR CLASS Z SHARES. SOURCE: LIPPER INC.

FEES AND EXPENSES


These tables show the sales charges, fees, and expenses that you may pay if you buy and hold shares of each class of the Series -- Classes A, B, C and Z. Each share class has different (or no) sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."


SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                     CLASS A       CLASS B       CLASS C     CLASS Z
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)            3%         None             1%(2)     None
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase
 price or sale proceeds)                                  1%(5)         5%(3)         1%(4)     None
Maximum sales charge (load) imposed on
 reinvested dividends and other distributions          None          None          None         None
Redemption fees                                        None          None          None         None
Exchange fee                                           None          None          None         None

ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                                     CLASS A       CLASS B       CLASS C      CLASS Z
Management fees                                         .50%          .50%          .50%         .50%
+ Distribution and service (12b-1) fees                 .30%(6)       .50%         1.00%        None
+ Other expenses                                        .16%          .16%          .16%         .16%
= TOTAL ANNUAL SERIES OPERATING EXPENSES                .96%         1.16%         1.66%         .66%
- Fee waiver or expense reimbursement                  None(6)       None          None(6)      None
= NET ANNUAL SERIES OPERATING EXPENSES                  .96%         1.16%         1.66%         .66%


(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.


(2) INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.

(3) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

(4) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.

(5) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CDSC OF 1%. THIS CHARGE, HOWEVER, IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL FINANCIAL, INC. (PRUDENTIAL).

(6) THE EXPENSE INFORMATION FOR CLASS A AND CLASS C SHARES HAS BEEN UPDATED TO REFLECT CURRENT FEES. HOWEVER, THE TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR CLASS A AND AND CLASS C SHARES FOR THE FISCAL YEAR ENDING AUGUST 31, 2004 ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE. EFFECTIVE SEPTEMBER 1, 2003, THE DISTRIBUTOR HAS AGREED TO A VOLUNTARY WAIVER OF THE DISTRIBUTION AND SERVICE (12b-1) FEE FOR CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1%, RESPECTIVELY. THESE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVERS ARE EXPECTED TO CONTINUE UNTIL APRIL 30, 2004, BUT MAY BE DISCONTINUED, PARTIALLY OR COMPLETELY, AT ANY TIME. WITH THESE VOLUNTARY WAIVERS, THE CLASS A AND CLASS C SHARES TOTAL ACTUAL ANNUAL OPERATING EXPENSES ARE ESTIMATED TO BE .91% AND 1.41, RESPECTIVELY.

EXAMPLE

This example will help you compare the fees and expenses of the Series' different share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.


     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                 1 YR     3 YRS     5 YRS     10 YRS
Class A shares                                 $  395   $   597   $   815   $  1,443
Class B shares                                 $  618   $   668   $   738   $  1,327
Class C shares                                 $  367   $   618   $   993   $  2,046
Class Z shares                                 $   67   $   211   $   368   $    822


You would pay the following expenses on the same investment if you did not sell your shares:


                                                 1 YR     3 YRS     5 YRS     10 YRS
Class A shares                                 $  395   $   597   $   815   $  1,443
Class B shares                                 $  118   $   368   $   638   $  1,327
Class C shares                                 $  267   $   618   $   993   $  2,046
Class Z shares                                 $   67   $   211   $   368   $    822

How the Series Invests

INVESTMENT OBJECTIVE AND POLICIES

The Series' investment objective is to maximize CURRENT INCOME that is EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES, consistent with the PRESERVATION OF CAPITAL. In conjunction with its investment objective, the Series may invest in debt obligations with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.

     In pursuing the Series' objective, we invest primarily in NEW YORK OBLIGATIONS, including New York state and local municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from New York State, New York City and federal income taxes. As a fundamental policy of the Series, we invest, under normal circumstances, so that at least 80% of the income from the Series' investments will be exempt from those taxes or the Series will have at least 80% of its investable assets invested in New York obligations. The Series, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax
(AMT). See "Series Distributions and Tax Issues -- Distributions."

     Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.

     We normally invest at least 70% of the Series' investable assets in "investment grade" debt obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Bonds rated Baa and higher by Moody's or BBB and higher by S&P are considered investment grade, with a range of adequate to very strong capacity for meeting their financial obligations, although debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative

[SIDENOTE]

MUNICIPAL BONDS

STATES AND MUNICIPALITIES ISSUE BONDS IN ORDER TO BORROW MONEY TO FINANCE A PROJECT. YOU CAN THINK OF BONDS AS LOANS THAT INVESTORS MAKE TO THE STATE, LOCAL GOVERNMENT OR OTHER ISSUER. THE ISSUER GETS THE CASH NEEDED TO COMPLETE THE PROJECT AND INVESTORS EARN INCOME ON THEIR INVESTMENT.

characteristics and are riskier than higher-rated debt obligations. We may also invest in municipal bonds the interest and/or principal payments of which are insured by bond issuers or other parties. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality. Insurance reduces the insured bond's credit risk and may increase the bond's value. We may also invest up to 30% of the Series' assets in HIGH-YIELD MUNICIPAL DEBT OBLIGATIONS or JUNK BONDS. Lower-rated bonds tend to offer higher yields, but also offer greater risks, than higher-rated bonds. If the rating of a debt obligation is downgraded after the Series purchases it (or if the debt obligation is no longer rated), the Series will not have to sell the obligation, but we will take this into consideration in deciding whether the Series should continue to hold the obligation.

     A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond), and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or insurer. An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. A description of bond ratings is contained in Appendix A.


     During the fiscal year ended August 31, 2003, the monthly dollar-weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total investments, were as follows:



                                                                 PERCENTAGES OF
RATINGS                                                         TOTAL INVESTMENTS
AAA/Aaa                                                                    42.98%
AA/Aa                                                                      13.46%
A/A                                                                        32.26%
BBB/Baa                                                                     5.12%
Unrated                                                                     6.43%
Cash                                                                      - 0.25%


     In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.

     The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.


     For more information, see "Investment Risks" below and the Fund's Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.

     The Series' investment objective and policy of investing so that at least 80% of the income from the Series' investments will be exempt from New York State, New York City and federal income taxes or investing at least 80% of its investable assets in New York obligations are fundamental policies that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Series that are not fundamental without shareholder approval.


OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL LEASE OBLIGATIONS

The Series may invest in municipal lease obligations. MUNICIPAL LEASE OBLIGATIONS are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

MUNICIPAL ASSET-BACKED SECURITIES

The Series may invest in municipal asset-backed securities. A MUNICIPAL ASSET-BACKED SECURITY is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS, SECONDARY INVERSE FLOATERS AND ZERO COUPON MUNICIPAL BONDS

The Series may invest in floating rate bonds, variable rate bonds, inverse floaters, secondary inverse floaters and zero coupon municipal bonds. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Series to demand full payment of the bond on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the bond. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. SECONDARY INVERSE FLOATERS are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. ZERO COUPON MUNICIPAL BONDS do not pay interest during the life of the bond. An investor makes money by purchasing the bond at a price that is less than the money the investor will receive when the municipality repays the amount borrowed (face value).

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Series may purchase municipal bonds on a WHEN-ISSUED or DELAYED-DELIVERY basis, without limit. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are expected to be delivered.

DERIVATIVE STRATEGIES


We may use various DERIVATIVE STRATEGIES to try to improve the Series' returns. We may also use hedging techniques to try to protect the Series' assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Series will not lose money. Derivatives -- such as FUTURES CONTRACTS,

OPTIONS ON FUTURES AND SWAPS -- involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Series' underlying positions and this could result in losses to the Series that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.


FUTURES CONTRACTS AND RELATED OPTIONS


The Series may purchase and sell financial futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The Series may also invest in futures contracts on 10-year interest rate swaps for hedging purposes only. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Series makes daily margin payments based on price movements in the index. An OPTION is the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract, in exchange for a premium.

SWAP TRANSACTIONS

The Series may enter into SWAP TRANSACTIONS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, interest rate swaps, total return swaps and index swaps.

     For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks -- Risks of Hedging and Return Enhancement Strategies."


TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, the Series may hold up to 100% of its assets in cash, cash equivalents or investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities limits our ability to achieve the Series' investment objective, but can help to preserve the Series' assets.

     For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."

ADDITIONAL STRATEGIES


The Series also follows certain policies when it BORROWS MONEY (the Series may currently borrow up to 33 1/3% of the value of its total assets) and HOLDS ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI, "Investment Restrictions."


INVESTMENT RISKS


As noted previously, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal strategies and certain investments the Series may make. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE


% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
MUNICIPAL BONDS                            -  Concentration risk -- the risk that     -  Tax-exempt interest income, except
                                              bonds may lose value because of            with respect to certain bonds, such
PROVIDE AT LEAST 80% OF SERIES' INCOME        political, economic or other events        as private activity bonds, which are
OR COMPRISE AT LEAST 80% OF ITS ASSETS,       affecting issuers of New York              subject to the federal alternative
UNDER NORMAL CIRCUMSTANCES                    obligations                                minimum tax (AMT)

                                           -  Credit risk -- the risk that the        -  If interest rates decline, long-term
                                              borrower can't pay back the money          yields should be higher than money
                                              borrowed or make interest payments         market yields
                                              (lower for insured and higher rated
                                              bonds). The lower a bond's quality,     -  Bonds have generally outperformed
                                              the higher its potential volatility        money market instruments over the
                                                                                         long term
                                           -  Market risk -- the risk that bonds
                                              will lose value in the market,          -  Most bonds rise in value when
                                              sometimes rapidly or unpredictably,        interest rates fall
                                              because interest rates rise or there
                                              is a lack of confidence in the
                                              borrower or the bond's insurer

                                           -  Illiquidity risk -- the risk that
                                              bonds may be difficult to value
                                              precisely and sell at the time or
                                              price desired, in which case
                                              valuation would depend more on the
                                              investment adviser's judgment than is
                                              generally the case with other types
                                              of municipal bonds

                                           -  Nonappropriation risk -- the risk
                                              that the state or municipality may
                                              not include the bond obligations in
                                              future budgets

                                           -  Tax risk -- the risk that federal,
                                              state or local income tax rates may
                                              decrease, which could decrease demand
                                              for municipal bonds, or that a change
                                              in law may limit or eliminate
                                              exemption of interest on municipal
                                              bonds from such taxes

% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
ZERO COUPON MUNICIPAL BONDS                -  See credit risk, market risk,           -  Tax-exempt interest income, except
                                              concentration risk and tax risk            with respect to certain bonds, such
PERCENTAGE VARIES; USUALLY LESS THAN 40%                                                 as private activity bonds, which are
                                           -  Typically subject to greater               subject to the AMT
                                              volatility and less liquidity in
                                              adverse markets than other municipal    -  Value rises faster when interest
                                              bonds                                      rates fall

HIGH-YIELD MUNICIPAL DEBT OBLIGATIONS      -  See market risk (particularly high),    -  May offer higher interest income and
(JUNK BONDS)                                  credit risk (particularly high),           higher potential gains than
                                              illiquidity risk (particularly high)       higher-grade municipal bonds
UP TO 30%                                     and tax risk
                                                                                      -  Most bonds rise in value when
                                           -  Are generally less secure than             interest rates fall
                                              higher-quality debt securities

MUNICIPAL LEASE OBLIGATIONS                -  See concentration risk, credit risk,    -  Tax-exempt interest income, except
                                              market risk, illiquidity risk,             with respect to certain bonds, such
PERCENTAGE VARIES; USUALLY LESS THAN 25%      nonappropriation risk and tax risk         as private activity bonds, which are
                                                                                         subject to the AMT
                                           -  Abatement risk -- the risk that the
                                              entity leasing the equipment or         -  If interest rates decline, long-term
                                              facility will not be required to make      yields should be higher than money
                                              lease payments because it does not         market yields
                                              have full use of the equipment or
                                              facility

% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
DERIVATIVES (INCLUDING SWAPS)              -  The value of derivatives (such as       -  The Series could make money and
                                              futures, options on futures and            protect against losses if the
PERCENTAGE VARIES; USUALLY LESS THAN          swaps) that are used to hedge a            investment analysis proves correct
20%; UP TO 15% FOR SWAPS                      portfolio security is determined
                                              independently from that security and    -  One way to manage the Series'
                                              could result in a loss to the Series       risk/return balance is to lock in the
                                              when the price movement of a               value of an investment ahead of time
                                              derivative does not correlate with a
                                              change in the value of the Series       -  Derivatives used for return
                                              security                                   enhancement purposes involve a type
                                                                                         of leverage and could generate
                                           -  Derivatives may not have the intended      substantial gains at low cost
                                              effects and may result in losses or
                                              missed opportunities                    -  Hedges that correlate well with an
                                                                                         underlying position can increase or
                                           -  The other party to a derivatives           enhance investment income or capital
                                              contract could default                     gains at low cost.

                                           -  Derivatives can increase share price
                                              volatility and derivatives that
                                              involve leverage could magnify losses

                                           -  Certain types of derivatives involve
                                              costs to the Series that can reduce
                                              returns

                                           -  May be difficult to value precisely
                                              or sell at the time or price desired

WHEN-ISSUED AND DELAYED-DELIVERY           -  Value of securities may decrease        -  May magnify underlying investment
SECURITIES                                    before delivery occurs                     gains

PERCENTAGE VARIES; USUALLY LESS THAN 20%   -  Broker/dealer may become insolvent
                                              prior to delivery

                                           -  Investment costs may exceed potential
                                              underlying investment gains

                                           -  See tax risk

% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
MUNICIPAL ASSET-BACKED SECURITIES          -  Prepayment risk -- the risk that the    -  Tax-exempt interest income, except
                                              underlying bonds may be prepaid,           with respect to certain bonds, such
PERCENTAGE VARIES; USUALLY LESS THAN 15%      partially or completely, generally         as private activity bonds, which are
                                              during periods of falling interest         subject to the AMT
                                              rates, which could adversely affect
                                              yield to maturity and could require     -  Pass-through instruments provide
                                              the Series to reinvest in lower            greater diversification than direct
                                              yielding bonds                             ownership of municipal bonds

                                           -  Credit risk -- the risk that the        -  May offer higher yield due to their
                                              underlying municipal bonds will not        structure
                                              be paid by issuers or by credit
                                              insurers or guarantors of such
                                              instruments. Some municipal
                                              asset-backed securities are unsecured
                                              or secured by lower-rated insurers or
                                              guarantors and thus may involve
                                              greater risk

                                           -  See market risk and tax risk

INVERSE FLOATERS/ SECONDARY INVERSE        -  High market risk -- risk that inverse   -  Income generally will increase when
FLOATERS                                      floaters will fluctuate in value more      interest rates decrease
                                              dramatically than other debt
PERCENTAGE VARIES; USUALLY LESS THAN 15%      securities when interest rates change

                                           -  See credit risk, illiquidity risk and
                                              tax risk

                                           -  Secondary inverse floaters are
                                              subject to additional risks of
                                              municipal asset-backed securities

% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
ILLIQUID SECURITIES                        -  See illiquidity risk                    -  May offer a more attractive yield or
                                                                                         potential for growth than more widely
UP TO 15% OF NET ASSETS                                                                  traded securities

VARIABLE/FLOATING RATE BONDS               -  Value lags value of fixed-rate          -  May offer protection against interest
                                              securities when interest rates change      rate increases
PERCENTAGE VARIES; USUALLY LESS THAN 10%
                                           -  See tax risk

How the Series is Managed

BOARD OF TRUSTEES


The Fund's Board of Trustees (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102


     Under a Management Agreement with the Fund, PI manages the Series' investment operations and administers its business affairs and is responsible for supervising the Fund's investment adviser. For the fiscal year ended August 31, 2003, the Series paid PI management fees of .50 of 1% of the Series' average daily net assets.

     PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2003, PI, a wholly owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $110.1 billion.

     Subject to the supervision of the Board of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for the Series. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Series' investment adviser.

     PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Series still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Series. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER

Prudential Investment Management, Inc. (PIM), is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.


     PIM's Fixed Income Group manages approximately $151 billion for Prudential's retail investors, institutional investors, and policyholders, as of June 30, 2003. Senior Managing Director and Chief Investment Officer James J. Sullivan heads the Group.

     Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in risk management, arbitrage trading, and corporate bond investing.

     The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed-income market: U.S. and non-U.S. Government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.


     The Municipal Bond Sector Team, headed by Robert Waas, is primarily responsible for overseeing the day-to-day management of the Series. The Team develops and coordinates the Series' investment strategy utilizing the following approach:


     - "Top-down" investment decisions such as duration, yield curve and sector positioning are made consistent with a PIM Fixed Income-wide Market Outlook, while "bottom-up" security selection is done by the Municipal Bond Sector Team.
     - The Market Outlook is developed quarterly by a team led by the Chief Investment Officer. The Market Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.
     - Mr. Waas and the Team develop the Series' investment strategy within the framework of the Market Outlook and the Series' investment objective, restrictions, policies and benchmark.

     - The Team implements the strategy through security selection and trading. All municipal bond security selection is based on fundamental credit research. Extensive quantitative resources and a large credit research staff support the Team. Other sector teams may contribute to securities selection when appropriate.
     - The Series' risk exposure is monitored continually and is adjusted as warranted.

                                 MUNICIPAL BONDS


ASSETS UNDER MANAGEMENT: $5.0 billion (as of June 30, 2003).

TEAM LEADER: Robert Waas. GENERAL INVESTMENT EXPERIENCE: 19 years.

PORTFOLIO MANAGERS: 2. AVERAGE GENERAL INVESTMENT EXPERIENCE: 25 years.


SECTOR: City, state and local government securities.


INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the highest expected return with the least risk.


DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to each of the Class A, Class B, and Class C shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C, and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables.

Series Distributions and Tax Issues


Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of net investment income monthly and CAPITAL GAINS, if any, at least annually to shareholders. Dividends generally will be exempt from federal, New York State and New York City income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.


     The following briefly discusses some of the important state and federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS


The Series distributes DIVIDENDS out of any net investment income, plus short-term capital gains, to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends (paid out of tax-exempt interest) generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. Corporate shareholders are generally not eligible for the 70% dividends-received deduction in respect of dividends paid by the Series. In addition, dividends paid by the Series generally will not qualify for the 15% maximum rate applicable to certain dividends pursuant to recently enacted legislation.


     As we mentioned before, the Series will concentrate its investments in New York obligations. In addition to being exempt from federal income taxes, Series' dividends are EXEMPT FROM NEW YORK STATE AND NEW YORK CITY INCOME TAXES FOR NEW YORK RESIDENTS if the dividends are excluded from federal income taxes and are derived from interest payments on New York obligations. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates.

     Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.


     The Series also distributes LONG-TERM CAPITAL GAINS to shareholders -- typically once a year. Long-term capital gains are generated when the Series sells for a profit assets that it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     For your convenience, distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charges. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to income taxes. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES

FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year.

     Series distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES


If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and gross sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S.

withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE


If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because, when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.


IF YOU SELL OR EXCHANGE YOUR SHARES


If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN which is subject to tax. For individuals, the maximum capital gains tax rate is generally 15% for shares held for more than 1 year. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset capital gains you have plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000.


     If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Series and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


     Exchanging your shares of the Series for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you


[SIDENOTE]

[GRAPHIC]

                   -->          +$   CAPITAL GAIN
                                     (taxes owed)
     RECEIPTS
     FROM SALE                       OR

                   -->          -$   CAPITAL LOSS
                                     (offset against gain)
exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

     Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES


We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a taxable event. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section.

How to Buy, Sell and
Exchange Shares of the Series

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101


     You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.


STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Series, although Class Z shares are available to a limited group of investors.


     Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares. The Class C front-end sales charge is waived for Class C shareholders who purchase shares from certain broker-dealers not affiliated with Prudential.

     When choosing a share class, you should consider the following:

     -  The amount of your investment
     - The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges
     - The different sales charges that apply to a share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC
     -  Whether you qualify for any reduction or waiver of sales charges
     - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
     - The fact that, if you are purchasing Class B shares in an amount of $250,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances


     - The fact that, if you are purchasing Class C shares in an amount of $250,000 or more, you should consult with your financial adviser because another share class (like Class A) may be more beneficial given your circumstances.


     -  Whether you qualify to purchase Class Z shares.

     See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                CLASS A             CLASS B              CLASS C                CLASS Z
Minimum purchase                $        1,000      $         1,000      $           2,500      None
   amount(1)

Minimum amount for              $          100      $           100      $             100      None
   subsequent purchases(1)

Maximum initial                 3% of the           None                 1% of the              None
   sales charge                 public                                   public
                                offering price                           offering price(2)

Contingent Deferred                          1%(4)  If sold during:      1% on sales            None
   Sales Charge (CDSC)(3)                           Year 1       5%      made within
                                                    Year 2       4%      18 months of
                                                    Year 3       3%      purchase
                                                    Year 4       2%
                                                    Year 5       1%
                                                    Year 6       1%
                                                    Year 7       0%
Annual distribution             .30 of 1%(6)        .50 of 1%                            1%(6)  None
   and service (12b-1)
   fees (shown as
   a percentage of
   average net assets)(5)


(1) THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN."


(2) 1.01% OF THE NET AMOUNT INVESTED. INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN BROKER-DEALERS NOT AFFILIATED WITH PRUDENTIAL MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.


(3) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES -- CONTINGENT DEFERRED SALES CHARGE (CDSC)".


(4) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CDSC OF 1%. THIS CHARGE, HOWEVER, IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.

(5) THESE DISTRIBUTION AND SERVICE (12b-1) FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS BASIS. CLASS A AND CLASS B SHARES MAY PAY A SERVICE FEE OF UP TO .25 OF 1%. CLASS C SHARES WILL PAY A SERVICE FEE OF .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE), AND FOR CLASS B SHARES, IS LIMITED TO .50 OF 1% (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE). CLASS C SHARES PAY A DISTRIBUTION FEE (IN ADDITION TO THE SERVICE FEE), OF .75 OF 1%.

(6) EFFECTIVE SEPTEMBER 1, 2003, THE DISTRIBUTOR HAS AGREED TO A VOLUNTARY WAIVER OF THE DISTRIBUTION AND SERVICE (12b-1) FEE FOR EACH OF THE CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A AND CLASS C SHARES, RESPECTIVELY. THESE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVERS ARE EXPECTED TO CONTINUE UNTIL APRIL 30, 2004 BUT MAY BE DISCONTINUED PARTIALLY OR COMPLETELY AT ANY TIME.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                            SALES CHARGE AS % OF    SALES CHARGE AS % OF         DEALER
AMOUNT OF PURCHASE                OFFERING PRICE         AMOUNT INVESTED    REALLOWANCE
Less than $99,999                           3.00%                   3.09%          3.00%
$100,000 to $249,999                        2.50%                   2.56%          2.50%
$250,000 to $499,999                        1.50%                   1.52%          1.50%
$500,000 to $999,999                        1.00%                   1.01%          1.00%
$1 million and above(1)                     None                    None           None


(1) IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES. IF YOU PURCHASE $1 MILLION OR MORE OF CLASS A SHARES, YOU WILL BE SUBJECT TO A 1% CDSC FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE, HOWEVER, IS WAIVED FOR ALL SUCH CLASS
     A SHAREHOLDERS EXCEPT THOSE WHO PURCHASE THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.


        To satisfy the purchase amounts above, you can:

        -  Invest with an eligible group of investors who are related to you


        - Buy Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time
        - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you already own, (2) the value of money market shares you have received in an exchange transaction and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)
        - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Series and other JennisonDryden or Strategic Partners mutual funds within 13 months.
        - The value of shares held in JennisonDryden or Strategic Partners mutual funds will be included for purposes of determining Rights of Accumulation and Letter of Intent.

     The Distributor may reallow Class A's sales charge to dealers.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades and charges its clients a management, consulting or other fee for its services, or
     - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the JennisonDryden or Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into dealer agreements with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charge -- Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE


INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at

Wachovia Securities, LLC (Wachovia Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     -  Purchase your shares through an account at Wachovia Securities,


     - Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or
     -  Purchase your shares through another broker.


     This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.

OTHER. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.


QUALIFYING FOR CLASS Z SHARES

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
     - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:


     - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;
     - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund);
     -  Prudential, with an investment of $10 million or more; and
     - Class Z shares may also be purchased by qualified state tuition programs (529 Plans).


PAYMENT TO THIRD PARTIES


In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments for any share class, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS


If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.


     When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Conversion Feature -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY


The price you pay for each share of the Series is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100).

     Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Series also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Series' NAV is determined. The use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Series uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Series' NAV, we will generally value the Series' futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). The Series may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed. In these instances, the NAV you receive may differ from the published NAV price.


[SIDENOTE]

MUTUAL FUND SHARES
THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS CITY ABC BONDS IN ITS PORTFOLIO AND THE PRICE OF CITY ABC BONDS GOES UP WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.

     We determine the Series' NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We may not determine the NAV on days when we have not received any orders to purchase, sell, or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.


     Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?

     For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

     Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.


SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.

     When you sell shares of the Series -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES


There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."


     If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

     -  You are selling more than $100,000 of shares,
     - You want the redemption proceeds made payable to someone that is not in our records,
     - You want the redemption proceeds sent to some place that is not in our records, or
     -  You are a business or a trust.

     An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)


If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell your shares in the following order:


     - Amounts representing shares you purchased with reinvested dividends and distributions,


     - Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), 6 years for Class B shares and 18 months for Class C shares, and
     - Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), 6 years for Class B shares and 18 months for Class C shares.


     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.

     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 18 months of purchase. Class A shares are subject to a CDSC, in certain cases as previously noted, of 1% that is applied to Class A shares sold within 12 months of purchase. The Class A CDSC, however, is waived for all such Class A investors except those who purchase their shares from certain broker-dealers that are not affiliated with Prudential. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

     The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

     - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability, and
     -  On certain sales effected through the Systematic Withdrawal Plan.

     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Contingent Deferred Sales Charge -- Waiver of Contingent Deferred Sales Charge -- Class B Shares."

REDEMPTION IN KIND

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

HOW TO EXCHANGE YOUR SHARES


You can exchange your shares of the Series for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. (Special Money Fund). After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.


     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


     There is no sales charge for exchanges. If, however, you exchange -- and then sell -- Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into Special Money Fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.


     Remember, as we explained in the section entitled "Series Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."

FREQUENT TRADING


Frequent trading of the Series' shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES


You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares -- Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

     The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.


     In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

     The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE


If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

Financial Highlights

The financial highlights below are intended to help you evaluate the financial performance of the Series for the past 5 years. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


     A copy of the Series' annual report, along with the Series' audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.

CLASS A SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements were unqualified.


CLASS A SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                    2003          2002(b)        2001          2000          1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                    $    12.22    $    12.24     $    11.60    $    11.50    $    12.30
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                           .48           .53            .56           .58           .57
Net realized and unrealized gain
 (loss) on investment transactions             (.21)          .03            .64           .10          (.69)
TOTAL FROM INVESTMENT OPERATIONS                .27           .56           1.20           .68          (.12)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                        (.47)         (.53)          (.56)         (.58)         (.57)
Distributions from net realized gains          (.12)         (.05)            --            --          (.09)
Distributions in excess of net
 realized gains                                  --            --             --            --          (.02)
TOTAL DISTRIBUTIONS                            (.59)         (.58)          (.56)         (.58)         (.68)
NET ASSET VALUE, END OF YEAR             $    11.90    $    12.22     $    12.24    $    11.60    $    11.50
TOTAL RETURN(a)                                2.31%         4.76%         10.65%         6.17%        (1.07)%

RATIOS/SUPPLEMENTAL DATA                       2003          2002(b)        2001          2000          1999
NET ASSETS, END OF YEAR (000)            $  171,573    $  182,062     $  191,678    $  182,602    $  175,307
AVERAGE NET ASSETS (000)                 $  179,559    $  182,312     $  189,204    $  178,303    $  181,951
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees(c)                    .91%          .91%           .89%          .90%          .84%
Expenses, excluding distribution
 and service (12b-1) fees                       .66%          .66%           .64%          .65%          .64%
Net investment income                          3.94%         4.39%          4.77%         5.10%         4.76%
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover                               39%           23%            27%           32%           11%



(a) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(b) EFFECTIVE SEPTEMBER 1, 2001 THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY LESS THAN $0.005 AND INCREASE THE RATIO OF NET INVESTMENT INCOME FROM 4.38% TO 4.39%. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(c) THE DISTRIBUTOR OF THE SERIES HAS CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS A SHARES.

CLASS B SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS B SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                    2003          2002(b)        2001          2000          1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                    $    12.23    $    12.24     $    11.61    $    11.50    $    12.30
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                           .45           .50            .53           .55           .54
Net realized and unrealized gain
 (loss) on investment transactions             (.21)          .04            .63           .11          (.69)
TOTAL FROM INVESTMENT OPERATIONS                .24           .54           1.16           .66          (.15)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                        (.44)         (.50)          (.53)         (.55)         (.54)
Distributions from net realized gains          (.12)         (.05)            --            --          (.09)
Distributions in excess of net
 realized gains                                  --            --             --            --          (.02)
TOTAL DISTRIBUTIONS                            (.56)         (.55)          (.53)         (.55)         (.65)
NET ASSET VALUE, END OF YEAR             $    11.91    $    12.23     $    12.24    $    11.61    $    11.50
TOTAL RETURN(a)                                2.05%         4.59%         10.28%         5.99%        (1.37)%

RATIOS/SUPPLEMENTAL DATA                       2003          2002(b)        2001          2000          1999
NET ASSETS, END OF YEAR (000)            $   29,456    $   35,863     $   38,829    $   51,051    $   76,929
AVERAGE NET ASSETS (000)                 $   33,825    $   35,927     $   42,212    $   59,879    $   88,626
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees                      1.16%         1.16%          1.14%         1.15%         1.13%
Expenses, excluding distribution
 and service (12b-1) fees                       .66%          .66%           .64%          .65%          .63%
Net investment income                          3.69%         4.15%          4.53%         4.85%         4.45%



(a) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(b) EFFECTIVE SEPTEMBER 1, 2001 THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY LESS THAN $0.005 AND INCREASE THE RATIO OF NET INVESTMENT INCOME FROM 4.13% TO 4.15%. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

CLASS C SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS C SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                    2003          2002(b)        2001          2000          1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                    $    12.23    $    12.24     $    11.61    $    11.50    $    12.30
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                           .42           .47            .50           .52           .51
Net realized and unrealized gain
 (loss) on investment transactions             (.21)          .04            .63           .11          (.69)
TOTAL FROM INVESTMENT OPERATIONS                .21           .51           1.13           .63          (.18)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                        (.41)         (.47)          (.50)         (.52)         (.51)
Distributions from net realized gains          (.12)         (.05)            --            --          (.09)
Distributions in excess of net
 realized gains                                  --            --             --            --          (.02)
TOTAL DISTRIBUTIONS                            (.53)         (.52)          (.50)         (.52)         (.62)
NET ASSET VALUE, END OF YEAR             $    11.91    $    12.23     $    12.24    $    11.61    $    11.50
TOTAL RETURN(a)                                1.80%         4.34%         10.01%         5.73%        (1.62)%

RATIOS/SUPPLEMENTAL DATA                       2003          2002(b)        2001          2000          1999
NET ASSETS, END OF YEAR (000)            $    3,289    $    3,455     $    2,766    $    1,884    $    1,830
AVERAGE NET ASSETS (000)                 $    3,503    $    2,992     $    2,171    $    1,812    $    1,566
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees(c)                   1.41%         1.41%          1.39%         1.40%         1.39%
Expenses, excluding distribution
 and service (12b-1) fees                       .66%          .66%           .64%          .65%          .64%
Net investment income                          3.45%         3.89%          4.26%         4.60%         4.23%



(a) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(b) EFFECTIVE SEPTEMBER 1, 2001 THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY LESS THAN $0.005 AND INCREASE THE RATIO OF NET INVESTMENT INCOME FROM 3.88% TO 3.89%. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(c) THE DISTRIBUTOR OF THE SERIES HAS CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS C SHARES.

CLASS Z SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS Z SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                    2003          2002(b)        2001          2000      1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                    $    12.24    $    12.25     $    11.62    $    11.51    $    12.31
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                           .52           .56            .59           .61           .60
Net realized and unrealized gain
 (loss) on investment transactions             (.21)          .04            .63           .11          (.69)
TOTAL FROM INVESTMENT OPERATIONS                .31           .60           1.22           .72          (.09)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                        (.51)         (.56)          (.59)         (.61)         (.60)
Distributions from net realized
 gains                                         (.12)         (.05)            --            --          (.09)
Distributions in excess of net
 realized gains                                  --            --             --            --          (.02)
TOTAL DISTRIBUTIONS                            (.63)         (.61)          (.59)         (.61)         (.71)
NET ASSET VALUE, END OF YEAR             $    11.92    $    12.24     $    12.25    $    11.62    $    11.51
TOTAL RETURN(a)                                2.56%         5.10%         10.82%         6.53%        (0.87)%

RATIOS/SUPPLEMENTAL DATA                       2003       2002(b)           2001          2000          1999
NET ASSETS, END OF YEAR (000)            $    2,595    $    2,984     $    1,775    $      400    $      464
AVERAGE NET ASSETS (000)                 $    2,828    $    2,385     $    1,008    $      330    $      496
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees                       .66%          .66%           .64%          .65%          .63%
Expenses, excluding distribution
 and service (12b-1) fees                       .66%          .66%           .64%          .65%          .63%
Net investment income                          4.19%         4.62%          4.98%         5.35%         4.96%



(a) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(b) EFFECTIVE SEPTEMBER 1, 2001 THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY LESS THAN $0.005. THERE WAS NO EFFECT OF THIS CHANGE TO THE RATIO OF NET INVESTMENT INCOME. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

OUR MUTUAL FUNDS

We offer a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

JENNISONDRYDEN MUTUAL FUNDS*

STOCK FUNDS

LARGE CAPITALIZATION STOCK FUNDS

DRYDEN INDEX SERIES FUND
   DRYDEN STOCK INDEX FUND
DRYDEN TAX-MANAGED FUNDS
   DRYDEN TAX-MANAGED EQUITY FUND
JENNISON 20/20 FOCUS FUND
JENNISON VALUE FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   JENNISON GROWTH FUND

SMALL-TO-MID-CAPITALIZATION STOCK FUNDS

DRYDEN TAX-MANAGED SMALL-CAP FUND, INC.
JENNISON SMALL COMPANY FUND, INC.
JENNISON U.S. EMERGING GROWTH FUND, INC.
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   JENNISON EQUITY OPPORTUNITY FUND

SECTOR STOCK FUNDS

JENNISON NATURAL RESOURCES FUND, INC.
JENNISON SECTOR FUNDS, INC.
   JENNISON FINANCIAL SERVICES FUND
   JENNISON HEALTH SCIENCES FUND
   JENNISON TECHNOLOGY FUND
   JENNISON UTILITY FUND

GLOBAL/INTERNATIONAL STOCK FUNDS

PRUDENTIAL WORLD FUND, INC.
   JENNISON GLOBAL GROWTH FUND
   DRYDEN INTERNATIONAL EQUITY FUND

BALANCED/ALLOCATION FUND

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   DRYDEN ACTIVE BALANCED FUND

BOND FUNDS

TAXABLE BOND FUNDS

DRYDEN GOVERNMENT INCOME FUND, INC.
DRYDEN HIGH YIELD FUND
DRYDEN SHORT-TERM BOND FUND, INC.
   DRYDEN SHORT-TERM CORPORATE BOND FUND
   DRYDEN ULTRA SHORT BOND FUND
DRYDEN TOTAL RETURN BOND FUND, INC.

MUNICIPAL BOND FUNDS

DRYDEN CALIFORNIA MUNICIPAL FUND
   CALIFORNIA INCOME SERIES
   CALIFORNIA SERIES
DRYDEN MUNICIPAL BOND FUND
   HIGH INCOME SERIES
   INSURED SERIES
DRYDEN MUNICIPAL SERIES FUND
   FLORIDA SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   PENNSYLVANIA SERIES
DRYDEN NATIONAL MUNICIPALS FUND, INC.

GLOBAL/INTERNATIONAL BOND FUND

DRYDEN GLOBAL TOTAL RETURN FUND, INC.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS

DRYDEN GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES
MONEYMART ASSETS, INC.

MUNICIPAL MONEY MARKET FUNDS

DRYDEN CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES
DRYDEN MUNICIPAL SERIES FUND
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES

TAX-FREE MONEY MARKET FUND

DRYDEN TAX-FREE MONEY FUND

OTHER MONEY MARKET FUND

SPECIAL MONEY MARKET FUND, INC.**

   MONEY MARKET SERIES


 * JennisonDryden Mutual Funds are also exchangeable with Strategic Partners Mutual Funds.
** This fund is not a direct purchase money fund and is only an exchangeable money fund.

                 [This page has been left blank intentionally.]

APPENDIX A

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

DEBT RATINGS

     Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in the Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated Baa are considered as medium grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -  Leading market positions in well-established industries
     -  High rates of return on funds employed
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection
     - Broad margins in earnings coverage of fixed financial changes and high internal cash generation
     - Well-established access to a range of financial markets and assured sources of alternative liquidity

     PRIME-2: Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 or P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.

SHORT-TERM RATINGS

Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

     MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.

     MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP

LONG-TERM ISSUE CREDIT RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

     PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     An obligation rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such an obligation will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB: An obligation rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity by the obligor to meet its financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

     B: An obligation rated B has a greater vulnerability to default but the obligor presently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions would likely impair capacity or willingness by the obligor for timely payment of financial commitments. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB - rating.

     CCC: An obligation rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions with respect to the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity for timely payment of financial commitments. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B - rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC - debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: An obligation rated D is in payment default. The D rating category is used when financial commitments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES RATINGS

A municipal notes rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization schedule -- the longer the final maturity relative to other maturities the more likely it will be treated as a note
     - Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note

     Municipal notes rating symbols are as follows:

     SP-1: Very strong capacity to meet its financial commitment on the note. An issue determined to possess an extremely strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to meet its financial commitment on the note, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to meet its financial commitment on the note.

FITCH, INC.

INTERNATIONAL LONG-TERM CREDIT RATINGS

     AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM CREDIT RATINGS

     F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS

     PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

     NR indicates that Fitch, Inc. does not rate the issuer or issue in question.

     Withdrawn: A rating is withdrawn when Fitch, Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch, Inc. may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

FOR MORE INFORMATION


Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769


Visit our websites at:
www.jennisondryden.com
www.strategicpartners.com

Additional information about the Series can be obtained without charge and can be found in the following documents:


STATEMENT OF ADDITIONAL INFORMATION (SAI)

  (incorporated by reference into this prospectus)

ANNUAL REPORT


  (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal year)


SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

BY MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST

publicinfo@sec.gov
  (The SEC charges a fee to copy documents.)

IN PERSON

Public Reference Room in Washington, DC
  (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET

on the EDGAR Database at http://www.sec.gov


FUND SYMBOLS          NASDAQ             CUSIP
                      ------           ---------
Class A               PMNYX            262468812
Class B               PBNYX            262468796
Class C               PCNYX            262468788
Class Z               PNYZX            262468770


MF122A                                  Investment Company Act File No. 811-4023

PROSPECTUS

OCTOBER 31, 2003

DRYDEN

MUNICIPAL SERIES FUND
NEW YORK MONEY MARKET SERIES

FORMERLY KNOWN AS PRUDENTIAL MUNICIPAL SERIES FUND -- NEW YORK MONEY MARKET
SERIES



FUND TYPE
MONEY MARKET

OBJECTIVE
THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES, CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


JENNISONDRYDEN MUTUAL FUNDS

TABLE OF CONTENTS


1    RISK/RETURN SUMMARY

1    Investment Objective and Principal Strategies
2    Principal Risks
3    Evaluating Performance
4    Fees and Expenses

6    HOW THE SERIES INVESTS

6    Investment Objective and Policies
8    Other Investments and Strategies
9    Investment Risks

13   HOW THE SERIES IS MANAGED

13   Board of Trustees
13   Manager
13   Investment Adviser
14   Distributor

15   SERIES DISTRIBUTIONS AND TAX ISSUES

15   Distributions
16   Tax Issues

17   HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES

17   How to Buy Shares
20   How to Sell Your Shares
23   How to Exchange Your Shares
24   Telephone Redemptions or Exchanges
25   Expedited Redemption Privilege

26   FINANCIAL HIGHLIGHTS

28   OUR MUTUAL FUNDS

     FOR MORE INFORMATION (Back Cover)


NEW YORK MONEY MARKET SERIES

[GRAPHIC]

(800) 225-1852

RISK/RETURN SUMMARY


This section highlights key information about NEW YORK MONEY MARKET SERIES (the Series) of the DRYDEN MUNICIPAL SERIES FUND, formerly known as Prudential Municipal Series Fund (the Fund). Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to provide the highest level of CURRENT INCOME that is EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES consistent with LIQUIDITY AND THE PRESERVATION OF CAPITAL. This means we invest primarily in short-term New York state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as short-term obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from those taxes (collectively called "New York obligations"). The Series invests in New York obligations which are high-quality money market instruments with effective remaining maturities of 13 months or less. As a fundamental policy of the Series, we invest, under normal circumstances, so that at least 80% of the income from the Series' investments will be exempt from New York State, New York City and federal income taxes or the Series will invest at least 80% of its investable assets in New York obligations. The Series' investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). The term "investable assets" in this prospectus refers to the Series' net assets plus any borrowings for investment purposes. The Series' investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.
     While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee success.

[SIDENOTE]

MONEY MARKET FUNDS MONEY MARKET FUNDS -- WHICH HOLD HIGH-QUALITY SHORT-TERM DEBT OBLIGATIONS -- PROVIDE INVESTORS WITH A LOWER RISK, HIGHLY LIQUID INVESTMENT OPTION. THESE FUNDS ATTEMPT TO MAINTAIN A NET ASSET VALUE OF $1 PER SHARE, ALTHOUGH THERE CAN BE NO GUARANTEE THAT THEY WILL ALWAYS BE ABLE TO DO SO.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates rise or because there is a lack of confidence in the issuer.
     Municipal bonds may also be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond payments.
     Because the Series will concentrate its investments in New York obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of New York obligations than a municipal money market fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole). The events of September 11, 2001 have had a substantial adverse impact on the economies of New York State and New York City. In addition, although New York has a relatively diversified economy, New York's economy has concentrations in the investment banking, securities brokerage and financial services industries. The Series, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund that invests in obligations of several states. This example illustrates just one of the risks of investing in New York obligations. For more detailed information on the risks of investing in New York obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.
     Although investments in mutual funds involve risk, investing in money market portfolios like the Series is generally less risky than investing in other types of funds. This is because the Series invests only in high-quality securities with effective remaining maturities of 13 months or less and limits the average maturity of the portfolio to 90 days or less. To satisfy the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Series can demand repayment of the security.
     For more detailed information about the risks associated with the Series, see "How the Series Invests -- Investment Risks."

     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although we seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

EVALUATING PERFORMANCE

A number of factors -- including risk -- can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The tables below show how the Series' average annual total returns and yield compare with those of a group of similar funds. The bar chart and tables below demonstrate the risk of investing in the Series by showing how returns can change from year to year. The Average Annual Total Returns table also compares the Series' performance to the performance of a tax-free state specific money market index. Past performance is not an indication that the Series will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.


[CHART]

  ANNUAL RETURNS* (CLASS A SHARES)**

1993       1.65%
1994       2.14%
1995       3.23%
1996       2.76%
1997       2.97%
1998       2.80%
1999       2.57%
2000       3.44%
2001       2.24%
2002       0.91%

BEST QUARTER: 0.90% (4th quarter of 2000)
WORST QUARTER: 0.19% (3rd quarter of 2002)


*  THE CLASS A SHARES' RETURN FROM 1-1-03 TO 9-30-03 WAS 0.37%.

** CLASS A SHARES WERE PREVIOUSLY DESIGNATED SERIES SHARES.

  AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12-31-02)


                                                  1 YR     5 YRS    10 YRS      SINCE INCEPTION
  Class A shares                                  0.91%    2.39%     2.47%   3.23% (since 4-30-85)

  iMoneyNet MFR Average(2)                        0.88%    2.38%     2.49%   3.13% (since 4-30-85)


  YIELD(1) (AS OF 12-31-02)

  7-Day yield of Class A shares                                                              0.87%

  7-Day tax-equivalent yield of Class A shares                                               1.52%

(1) THE CLASS A SHARES' RETURNS AND YIELD ARE AFTER DEDUCTION OF EXPENSES. TAX-EQUIVALENT YIELD IS CALCULATED BASED ON A FEDERAL TAX RATE OF 38.6% AND THE APPLICABLE STATE INCOME TAX RATE. NO PERFORMANCE DATA IS AVAILABLE FOR CLASS S SHARES BECAUSE THERE ARE CURRENTLY NO CLASS S SHARES ISSUED AND OUTSTANDING.

(2) THE iMONEYNET, INC. MONEY FUND REPORT AVERAGE(TM) (iMONEYNET MFR AVERAGE) IS BASED UPON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE iMONEYNET, INC. STATE SPECIFIC RETAIL NEW YORK AVERAGE (FORMERLY KNOWN AS THE iMONEYNET MFR AVERAGE/TAX-FREE STATE-SPECIFIC MONEY FUND (NEW YORK) CATEGORY).

FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold shares of the Series.

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                 CLASS A    CLASS S
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)                    None       None

  Maximum deferred sales charge (load)
   (as a percentage of the lower of original
   purchase price or sale proceeds)                                 None       None

  Maximum sales charge (load) imposed
   on reinvested dividends and other distributions                  None       None

  Redemption fees                                                   None       None

  Exchange fee                                                      None        N/A

  ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                                                            CLASS A
  Management fees                                                             .500%

  + Distribution and service (12b-1) fees                                     .125%

  + Other expenses                                                            .085%

  = TOTAL ANNUAL SERIES OPERATING EXPENSES                                    .710%

  ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                                                         CLASS S
  Management fees                                                           .500%

  + Distribution (12b-1) fee                                                .175%

  + Other expenses(2)                                                       .335%(2)

  = TOTAL ANNUAL SERIES OPERATING EXPENSES                                 1.010%



(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES OF SHARES OR AN ADMINISTRATION FEE ON SERIES BALANCES, INCLUDING INCOME FROM SERIES DISTRIBUTIONS.

(2) INCLUDES A SERVICE FEE OF 0.25%. THE SERVICE FEE COMPENSATES WACHOVIA SECURITIES, LLC (WACHOVIA SECURITIES) FOR PROVIDING PERSONAL CUSTOMER ACCOUNT MAINTENANCE AND RELATED SERVICES ON BEHALF OF SHAREHOLDERS PARTICIPATING IN CERTAIN BROKERAGE ACCOUNT PROGRAMS OFFERING A
     SWEEP FEATURE.


EXAMPLE

This example will help you compare the cost of investing in the Series with the cost of investing in other mutual funds.
     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                    1 YR       3 YRS    5 YRS   10 YRS
  Class A shares                    $ 73        $227     $395    $  883

  Class S shares                    $103        $322     $558    $1,236

HOW THE SERIES INVESTS

INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is to provide the highest level of CURRENT INCOME that is EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES consistent with LIQUIDITY AND THE PRESERVATION OF CAPITAL. While we make every effort to achieve our objective, we can't guarantee success.
     The Series invests in high-quality money market instruments to try to provide investors with current tax-free income while maintaining a stable net asset value of $1 per share. We manage the Series to comply with specific rules designed for money market mutual funds. To date, the Series' net asset value has never deviated from $1 per share.

     In pursuing the Series' objective, we invest primarily in short-term NEW YORK OBLIGATIONS, including New York state and local municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from New York State, New York City and federal income taxes. As a fundamental policy of the Series, we invest, under normal circumstances, so that at least 80% of the income from the Series' investments will be exempt from those taxes or the Series will invest at least 80% of its investable assets in New York obligations. The Series, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax
(AMT). See "Series Distributions and Tax Issues -- Distributions."

     Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project. We may also invest in municipal bonds the interest and/or principal payments of which are insured by bond issuers or other parties.
     The obligations that we purchase must be of "eligible quality." "Eligible quality" for this purpose means a security: (i) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical

[SIDENOTE]

MUNICIPAL BONDS STATES AND MUNICIPALITIES ISSUE BONDS IN ORDER TO BORROW MONEY TO FINANCE A PROJECT. YOU CAN THINK OF BONDS AS LOANS THAT INVESTORS MAKE TO THE STATE, LOCAL GOVERNMENT OR OTHER ISSUER. THE ISSUER GETS THE CASH NEEDED TO COMPLETE THE PROJECT AND INVESTORS EARN INCOME ON THEIR INVESTMENT.

rating organizations (NRSROs) or, if only one NRSRO has rated the security, so rated by that NRSRO; Municipal Bonds States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The issuer gets the cash needed to complete the project and investors earn income on their investment. (ii) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (iii) if unrated, of comparable quality as determined by the investment adviser. A rating is an assessment of the likelihood of the timely payment of debt, and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer. An investor can evaluate the expected likelihood of default by an issuer by looking at its ratings as compared to another similar issuer.
     The Series may invest in floating rate bonds and variable rate bonds. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bills. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Series to demand full payment of the bond on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the bond.
     In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.
     Debt obligations in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include demand features, which allow us to demand repayment (within 13 months) of a debt obligation before the obligation is due or "matures." This means that we can purchase longer-term securities because of our expectation that we can demand repayment of the obligation at an agreed-upon price within an agreed upon period of time. This procedure follows the rules applicable to money market funds.

     The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market mutual funds.

     For more information, see "Investment Risks" below and the Fund's Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.
     The Series' investment objective and policy of investing so that at least 80% of the income from the Series' investments will be exempt from New York State, New York City and federal income taxes or investing at least 80% of its investable assets in New York obligations are fundamental policies that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Series that are not fundamental without shareholder approval.


OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL ASSET-BACKED SECURITIES
The Series may invest in municipal asset-backed securities. A MUNICIPAL ASSET-BACKED SECURITY is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

MUNICIPAL LEASE OBLIGATIONS
The Series may invest in municipal lease obligations. MUNICIPAL LEASE OBLIGATIONS are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Series may purchase municipal bonds on a WHEN-ISSUED or DELAYED-DELIVERY basis, without limit. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are expected to be delivered.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, the Series may hold up to 100% of its assets in cash, cash equivalents or short-term investment-grade bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities limits our ability to achieve the Series' investment objective, but can help to preserve the Series' assets.
     For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."

ADDITIONAL STRATEGIES

The Series also follows certain policies when it BORROWS MONEY (the Series may borrow up to 331/3% of the value of its total assets) and HOLDS ILLIQUID SECURITIES (the Series may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI "Investment Restrictions".


INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal strategies and certain investments the Series may make. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

  INVESTMENT TYPE

  % OF SERIES' ASSETS                     RISKS                                        POTENTIAL REWARDS
  MONEY MARKET                          - Concentration risk -- the risk that        - Tax-exempt interest income, except
  MUNICIPAL BONDS                         bonds may lose value because of              with respect to certain bonds, such as
                                          political, economic or other events          private activity bonds, which are
  PROVIDE AT LEAST 80% OF SERIES'         affecting issuers of New York                subject to the federal alternative
  INCOME OR COMPRISE AT LEAST 80%         obligations                                  minimum tax (AMT)
  OF ITS ASSETS UNDER NORMAL
  CIRCUMSTANCES                         - Credit risk -- the risk that the           - Generally more secure than
                                          borrower can't pay back the money            lower-quality bonds
                                          borrowed or make interest payments
                                          (lower for insured bonds)                  - Most bonds rise in value when interest
                                                                                       rates fall
                                        - Market risk -- the risk that bonds
                                          will lose value in the market,
                                          sometimes rapidly or unpredictably,
                                          because interest rates rise or there
                                          is a lack of confidence in the
                                          borrower or the bond's insurer

                                        - Illiquidity risk -- the risk that
                                          bonds may be difficult to value
                                          precisely and sell at the time or
                                          price desired, in which case valuation
                                          would depend more on the investment
                                          adviser's judgment than is generally
                                          the case with other types of municipal
                                          bonds

                                        - Nonappropriation risk -- the risk that
                                          the state or municipality may not
                                          include the bond obligations in future
                                          budgets

                                        - Tax risk -- the risk that federal,
                                          state or local income tax rates may
                                          decrease, which could decrease demand
                                          for municipal bonds, or that a change
                                          in law may limit or eliminate
                                          exemption of interest on municipal
                                          bonds from such taxes

  % OF SERIES' ASSETS                     RISKS                                        POTENTIAL REWARDS
  VARIABLE/FLOATING RATE BONDS          - May decrease returns when interest         - May offer protection against interest
                                          rates decrease                               rate increases
  PERCENTAGE VARIES; USUALLY LESS
  THAN 70%                              - See tax risk

  MUNICIPAL ASSET-BACKED SECURITIES     - Prepayment risk -- the risk that the       - Tax-exempt interest income, except
                                          underlying bonds may be prepaid,             with respect to certain bonds, such as
  PERCENTAGE VARIES; USUALLY LESS         partially or completely, generally           private activity bonds, which are
  THAN 30%                                during periods of falling interest           subject to the AMT
                                          rates. This may require the Series to
                                          reinvest in lower yielding bonds           - May offer higher yield due to their
                                                                                       structure
                                        - Credit risk -- the risk that the
                                          underlying municipal bonds will not be
                                          paid by issuers or by credit insurers
                                          or guarantors of such instruments

                                        - See market risk and tax risk

  MUNICIPAL LEASE OBLIGATIONS           - See concentration risk, credit risk,       - Tax-exempt interest income, except
                                          market risk, illiquidity risk,               with respect to certain bonds, such as
  PERCENTAGE VARIES; USUALLY LESS         nonappropriation risk and tax risk           private activity bonds, which are
  THAN 10%                                                                             subject to the AMT
                                        - Abatement risk -- the risk that the
                                          entity leasing the equipment or
                                          facility will not be required to make
                                          lease payments because it does not
                                          have full use of the equipment or
                                          facility

  % OF SERIES' ASSETS                     RISKS                                        POTENTIAL REWARDS
  WHEN-ISSUED AND DELAYED-DELIVERY      - Value of securities may decrease           - May magnify underlying investment
  SECURITIES                              before delivery occurs                       returns

  PERCENTAGE VARIES; USUALLY LESS       - Broker/dealer may become insolvent
  THAN 10%                                prior to delivery

                                        - See tax risk

  ILLIQUID SECURITIES                   - See illiquidity risk                       - May offer a more attractive yield than
                                                                                       more widely traded securities
  UP TO 10% OF NET ASSETS

HOW THE SERIES IS MANAGED

BOARD OF TRUSTEES

The Fund's Board of Trustees (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102


     Under a Management Agreement with the Fund, PI manages the Series' investment operations and administers its business affairs and is responsible for supervising the Series' investment adviser. For the fiscal year ended August 31, 2003, the Series paid PI management fees of .50% of the Series' average daily net assets.
     PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2003, PI, a wholly owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $110.1 billion.


INVESTMENT ADVISER
Prudential Investment Management, Inc. (PIM) is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

     The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed income market: U.S. and non-U.S. Government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.
     The Money Markets Team, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Series. The Team develops and coordinates the Series' investment strategy. "Top-down" investment decisions such as maturity, yield curve, and sector positioning are made consistent with a PIM Fixed Income-wide Market Outlook, while "bottom-up" security selection is done by the Money Markets Sector Team. The Market Outlook is developed quarterly by a team led by the Chief Investment Officer and the Heads of each of the Sector Teams. The Market Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to Class A shares, and a Distribution Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to Class S shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A and Class S shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for Class A and Class S shares. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables. Class A shares are subject to a 12b-1 fee of 0.125%, and Class S shares are subject to a 12b-1 fee of 0.175%.

SERIES DISTRIBUTIONS AND TAX ISSUES



Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of ordinary income and any REALIZED NET CAPITAL GAINS to shareholders. Dividends generally will be exempt from federal, New York State and New York City income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes.

     The following briefly discusses some of the important state and federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Series distributes DIVIDENDS out of any net investment income plus short-term capital gains, to shareholders every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends (paid out of tax-exempt interest) generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes.
     As we mentioned before, the Series will concentrate its investments in New York obligations. In addition to being exempt from federal income taxes, Series' dividends are EXEMPT FROM NEW YORK STATE AND NEW YORK CITY INCOME TAXES FOR NEW YORK RESIDENTS if the dividends are excluded from federal income taxes and are derived from interest payments on New York obligations. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates. Corporate shareholders are not expected to be eligible for the 70% dividends-received deduction in respect of dividends paid by the Series.
     Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.

     Although the Series is not likely to realize capital gains because of the types of securities we purchase, any REALIZED NET CAPITAL GAINS will be paid to shareholders -- typically once a year. Capital gains are generated when the Series sells assets for a profit. LONG-TERM capital gains are generated when the Series sells for a profit assets which it has held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     For your convenience, distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Series. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year.
     Series distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES

If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES

HOW TO BUY SHARES
SECURITIES ACCOUNT PARTICIPANTS
SWEEP PURCHASES

Shares of the Series are available to holders of certain securities accounts held at designated broker-dealers that offer a sweep feature, including basic securities accounts, COMMAND, COMMAND Plus and BusinessEdge Accounts offered through Wachovia Securities or Pruco.

     A sweep feature allows the account holder to have free credit balances in the securities account automatically invested in a money market fund. Free credit balances in excess of prescribed minimums are automatically invested in the money market fund periodically in accordance with the terms of the securities account.

     For accounts other than COMMAND Accounts, employee savings plans and custodial accounts for the benefit of minors, an order to purchase shares of a money market fund is placed (1) when the account has a free credit balance of $10,000 or more, on the business day following the availability of the free credit balance, (2) when the account has a free credit balance totaling more than $1,000 that results from a securities transaction, on the business day following the settlement date, and (3) in the case of other free credit balances, at least once a month on the last business day of each month. For COMMAND Accounts, employee savings plans and custodial accounts for the benefit of minors, an order to purchase shares of a money market fund is placed (1) in the case of free credit balances resulting from the proceeds of securities sales, on the settlement date of the securities sale or, in the case of non-COMMAND accounts, on the business day following the settlement date, and (2) in the case of free credit balances resulting from non-trade-related credits (i.e., receipt of dividends and interest payments, or a deposit by the participant into a securities account), on the business day after receipt by Wachovia Securities, Pruco or other designated broker-dealer of the non-trade-related credit.

     Purchases of money market fund shares are subject to a minimum initial investment of $1,000, and a minimum subsequent investment of $100, which minimums are waived for COMMAND Accounts, employee savings plans and custodial accounts for the benefit of minors.

     You will begin earning dividends on shares of the Series purchased through the sweep feature on the first business day after the order is placed. Shares of the Series will be purchased at the net asset value (NAV) next determined on the business day on which the order is placed. Wachovia Securities, Pruco or any other designated broker-dealer may use and retain the benefit of credit balances in your securities account until shares are purchased.
     Purchases of, withdrawals from, and dividends from shares of the Series will be shown in your Wachovia Securities, Pruco or other account. Wachovia Securities, Pruco or any other designated broker-dealer has the right to terminate a securities account for any reason. If this occurs, all shares of the Series held in the securities account will be redeemed.
     Account holders should consult their financial professional at Wachovia Securities, Pruco or other designated broker-dealer for further details and information concerning the operation of the sweep feature.


MANUAL PURCHASES
Securities account holders may also make manual purchases of shares of the Series (that is, purchases other than through their securities account sweep feature).
     Please see "How to Buy, Sell and Exchange Shares of the Series -- Direct Purchasers" for information on available share classes and investment minimums.

DIRECT PURCHASERS
OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

     You may purchase shares by check or by wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

     The Series currently offers Class A shares, and may in the future offer Class S shares, for direct purchasers. The minimum initial investment for shares is $1,000 and the minimum subsequent investment is $100. All minimum investment requirements are waived for COMMAND Accounts, employee savings plans and custodial accounts for the benefit of minors.


PAYMENTS TO THIRD PARTIES ACCOUNT MAINTENANCE. The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

UNDERSTANDING THE PRICE YOU'LL PAY
When you invest in a mutual fund, you buy shares of a fund. Shares of a money market mutual fund, like the Series, are priced differently than shares of common stock and other securities.
     The price you pay for each share of the Series is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Series values its securities using the amortized cost method. The Series seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.

     We determine the NAV of our shares once each business day at the close of regular trading on the New York Stock Exchange (NYSE) usually 4:00 p.m. New York time. Your purchase order must be received by 4:00 p.m. New York time, in order to receive the NAV for that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE. The NYSE is closed on most national holidays and Good Friday. We may not determine the Series' NAV on days when we have not received any orders to purchase, sell or exchange Series shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.

ADDITIONAL SHAREHOLDER SERVICES

As a Series shareholder, you can take advantage of the following services and privileges to the extent they apply to the class of shares that you own:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out -- or distributes -- its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES: SECURITIES ACCOUNT PARTICIPANTS

When you sell shares of the Series -- also known as REDEEMING your shares -- the price you will receive will be the NAV next determined after Wachovia Securities, Pruco or other designated broker-dealer receives an order to sell. We must receive an order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. The NYSE is closed on most national holidays and Good Friday. We may not determine the Series' NAV on days when we have not received any orders to purchase, sell or exchange Series shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.


AUTOMATIC REDEMPTION
Shares of your primary money sweep fund may be automatically redeemed to cover any deficit in your account in accordance with the terms of the securities account. A deficit in your securities account may result from activity arising under your account, such as debit balances incurred by use of the Visa(R)/Check Account, including Visa purchases, cash advances and checks. Debit balances for Visa purchases are payable on the 25th day of each month or, if that day is a weekend or holiday, on the preceding business day.
     Your securities account will be automatically scanned for deficits each day. If there is insufficient cash in your account, we will redeem an appropriate number of shares of your primary money sweep fund and shares of other money market funds that you own in your account but which are not designated as your primary money sweep fund to satisfy any remaining deficit in accordance with the terms of the securities account. Margin loans will be utilized to satisfy any deficits in your account after all of your shares in the Series and other money market funds you own are redeemed. Shares of the Series may not be purchased until all deficits and overdrafts in your account are satisfied. Please refer to your securities account documentation for additional details and requirements.

     You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Wachovia Securities, Pruco or other designated broker-dealer which has advanced monies to satisfy deficits in your account. The amount redeemed will be the nearest higher dollar amount necessary to cover deficits from securities transactions or to honor your redemption requests.


MANUAL REDEMPTION

You may make manual redemptions (that is, a non-money market sweep redemption) of shares of a fund other than the fund selected as your primary money sweep fund under your securities account. To complete a manual redemption, you should submit a written request for redemption directly to the Distributor or by calling your financial professional at Wachovia Securities, Pruco or other designated broker-dealer with which you have your securities account. The proceeds from a manual redemption will immediately become a free cash balance in your account and will automatically be invested in the fund that you have selected as your primary money sweep fund. Please refer to your securities account documentation for additional details and requirements.


HOW TO SELL YOUR SHARES: DIRECT PURCHASERS

You can sell your shares of the Series at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.
     When you sell shares of the Series -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. If your broker does not hold your shares contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Series or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

     If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:
     -  you are selling more than $100,000 of shares, or
     - you want the redemption proceeds made payable to someone that is not in our records, or
     - you want the redemption proceeds sent to some place that is not in our records, or
     -  you are a business or a trust.

     An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."

REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

HOW TO EXCHANGE YOUR SHARES -- CLASS A SHARES ONLY

You can exchange your shares of the Series for shares in certain other Prudential mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements of such other Prudential mutual fund. You can exchange shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Series shares for Class B, Class C or Class Z shares, except that Class A shares purchased prior to January 22, 1990 that are subject to a contingent deferred sales charge can be exchanged for Class B shares. You can also exchange your shares of the Series for shares of the same class in certain of the Strategic Partners mutual funds.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

     When you exchange shares of the Series for Class A shares of any other Prudential mutual fund, you will be subject to any sales charge that may be imposed by such other Prudential mutual fund. The sales charge is imposed at the time of your exchange.

FREQUENT TRADING
Frequent trading of Series shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES -- CLASS A SHARES ONLY

You may redeem your shares of the Series if the proceeds of the redemption do not exceed $100,000, or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares -- Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
     The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

     In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
     The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE -- CLASS A SHARES ONLY

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. The Fund must receive requests for expedited redemption prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Expedited Redemption Privilege," in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS


The financial highlights below are intended to help you evaluate the Series' financial performance for the past 5 years. The TOTAL RETURN in the chart represents the rate that a shareholder would have earned on an investment in the Series, assuming reinvestment of all dividends and other distributions. The information is for shares of the Series for the periods indicated. No performance data is available with respect to the Series' Class S shares because there are currently no Class S shares issued and outstanding.
     A copy of the Series' annual report, along with the Series' audited financial statements and report of independent auditors is available upon request, at no charge, as described on the back cover of this prospectus.
     The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS A SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                    2003              2002              2001               2000             1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                      $        1.00     $        1.00     $        1.00     $        1.00     $        1.00
Net investment income
 and net realized gains                              .01               .01               .03               .03               .02
Dividends and distributions to
 shareholders                                       (.01)             (.01)             (.03)             (.03)             (.02)
NET ASSET VALUE, END OF YEAR               $        1.00     $        1.00     $        1.00     $        1.00     $        1.00
TOTAL RETURN(a)                                      .64%             1.13%             2.91%             3.18%             2.49%

RATIOS/SUPPLEMENTAL DATA                       2003              2002              2001               2000             1999
NET ASSETS, END OF YEAR (000)              $     392,012     $     471,780     $     449,606     $     361,875     $     358,556
AVERAGE NET ASSETS (000)                   $     444,015     $     449,597     $     403,930     $     369,017     $     375,650
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees                            .71%              .69%              .70%              .70%              .70%
Expenses, excluding distribution
 and service (12b-1) fees                            .58%              .57%              .58%              .57%              .57%
Net investment income                                .60%             1.04%             2.80%             3.15%             2.46%


(a) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

                 [This page has been left blank intentionally.]

OUR MUTUAL FUNDS

We offer a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

JENNISONDRYDEN MUTUAL FUNDS*

STOCK FUNDS

LARGE CAPITALIZATION STOCK FUNDS

DRYDEN INDEX SERIES FUND
   DRYDEN STOCK INDEX FUND
DRYDEN TAX-MANAGED FUNDS
   DRYDEN TAX-MANAGED EQUITY FUND
JENNISON 20/20 FOCUS FUND
JENNISON VALUE FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   JENNISON GROWTH FUND

SMALL-TO-MID-CAPITALIZATION STOCK FUNDS

DRYDEN TAX-MANAGED SMALL-CAP FUND, INC.
JENNISON SMALL COMPANY FUND, INC.
JENNISON U.S. EMERGING GROWTH FUND, INC.
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   JENNISON EQUITY OPPORTUNITY FUND

SECTOR STOCK FUNDS

JENNISON NATURAL RESOURCES FUND, INC.
JENNISON SECTOR FUNDS, INC.
   JENNISON FINANCIAL SERVICES FUND
   JENNISON HEALTH SCIENCES FUND
   JENNISON TECHNOLOGY FUND
   JENNISON UTILITY FUND

GLOBAL/INTERNATIONAL STOCK FUNDS

PRUDENTIAL WORLD FUND, INC.
   JENNISON GLOBAL GROWTH FUND
   DRYDEN INTERNATIONAL EQUITY FUND

BALANCED/ALLOCATION FUND

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   DRYDEN ACTIVE BALANCED FUND

BOND FUNDS

TAXABLE BOND FUNDS

DRYDEN GOVERNMENT INCOME FUND, INC.
DRYDEN HIGH YIELD FUND
DRYDEN SHORT-TERM BOND FUND, INC.
   DRYDEN SHORT-TERM CORPORATE BOND FUND
   DRYDEN ULTRA SHORT BOND FUND
DRYDEN TOTAL RETURN BOND FUND, INC.

MUNICIPAL BOND FUNDS

DRYDEN CALIFORNIA MUNICIPAL FUND
   CALIFORNIA INCOME SERIES
   CALIFORNIA SERIES
DRYDEN MUNICIPAL BOND FUND
   HIGH INCOME SERIES
   INSURED SERIES
DRYDEN MUNICIPAL SERIES FUND
   FLORIDA SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   PENNSYLVANIA SERIES
DRYDEN NATIONAL MUNICIPALS FUND, INC.

GLOBAL/INTERNATIONAL BOND FUND

DRYDEN GLOBAL TOTAL RETURN FUND, INC.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS
DRYDEN GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES
MONEYMART ASSETS, INC.

MUNICIPAL MONEY MARKET FUNDS

DRYDEN CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES
DRYDEN MUNICIPAL SERIES FUND
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES

TAX-FREE MONEY MARKET FUND

DRYDEN TAX-FREE MONEY FUND

OTHER MONEY MARKET FUND

SPECIAL MONEY MARKET FUND, INC.**

   MONEY MARKET SERIES


 * JennisonDryden Mutual Funds are also exchangeable with Strategic Partners Mutual Funds.
** This fund is not a direct purchase money fund and is only an exchangeable money fund.

FOR MORE INFORMATION


Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management
Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769


Visit our websites at:
www.jennisondryden.com
www.strategicpartners.com


Additional information about the Series can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
  (incorporated by reference into this prospectus)

ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal year)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

BY MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
  (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC
  (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at http://www.sec.gov


FUND SYMBOLS        NASDAQ           CUSIP
                    ------           -----
CLASS A             PBNXX          262468838
CLASS S             NYMMS          262468820


MF127A                                  Investment Company Act File No. 811-4023

PROSPECTUS

OCTOBER 31, 2003


DRYDEN

MUNICIPAL SERIES FUND
PENNSYLVANIA SERIES

FORMERLY KNOWN AS PRUDENTIAL MUNICIPAL SERIES FUND -- PENNSYLVANIA SERIES



FUND TYPE

MUNICIPAL BOND


OBJECTIVE

MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM COMMONWEALTH OF PENNSYLVANIA PERSONAL INCOME TAX AND FEDERAL INCOME TAX CONSISTENT WITH THE PRESERVATION OF CAPITAL



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.



JENNISONDRYDEN MUTUALFUNDS

Table of Contents


1    Risk/Return Summary
1    Investment Objective and Principal Strategies
2    Principal Risks
4    Evaluating Performance
6    Fees and Expenses

9    How the Series Invests
9    Investment Objective and Policies
11   Other Investments and Strategies
14   Investment Risks

20   How the Series is Managed
20   Board of Trustees
20   Manager
21   Investment Adviser
22   Distributor

23   Series Distributions and Tax Issues
23   Distributions
24   Tax Issues
25   If You Sell or Exchange Your Shares

27   How to Buy, Sell and Exchange Shares of the Series
27   How to Buy Shares
35   How to Sell Your Shares
39   How to Exchange Your Shares
40   Telephone Redemptions or Exchanges
41   Expedited Redemption Privilege

42   Financial Highlights
43   Class A Shares
44   Class B Shares
45   Class C Shares

46   Our Mutual Funds

A-1  Description of Security Ratings

     For More Information (Back Cover)


PENNSYLVANIA SERIES

[GRAPHIC]

(800) 225-1852

Risk/Return Summary


This section highlights key information about PENNSYLVANIA SERIES (the Series) of the DRYDEN MUNICIPAL SERIES FUND, formerly known as Prudential Municipal Series Fund (the Fund). Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to maximize CURRENT INCOME that is EXEMPT FROM COMMONWEALTH OF PENNSYLVANIA PERSONAL INCOME TAX AND FEDERAL INCOME TAX, consistent with the PRESERVATION OF CAPITAL. This means we invest primarily in Pennsylvania state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from those taxes (collectively called "Pennsylvania obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.


     As a fundamental policy of the Series, we invest, under normal circumstances, so that at least 80% of the income from the Series' investments will be exempt from Pennsylvania personal income taxes and federal income taxes or the Series will invest at least 80% of its investable assets in Pennsylvania obligations. The Series' investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). The term "investable assets" in this prospectus refers to the Series' net assets plus any borrowings for investment purposes. The Series' investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. We normally invest at least 70% of the Series' investable assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Debt obligations rated the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics. We may invest up to 30% of the Series' assets in "non-investment grade" or HIGH-YIELD MUNICIPAL DEBT OBLIGATIONS, commonly known as JUNK BONDS. The Series may invest in Pennsylvania obligations, the interest and/or principal payments on which are insured by the bond issuers or other parties. The dollar-weighted average maturity of the Series will normally be between 10 and 20 years. As of August 31, 2003, the Series' weighted average maturity was 6.5 years.


     While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates rise or because there is a lack of confidence in the issuer or in the bond's insurer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and are subject to a greater degree of market fluctuation and greater risk that the issuer may be unable to make principal and interest payments when they are due than higher-quality securities. Since the Series may invest in lower-rated bonds, commonly known as junk bonds, there is a higher risk of default of payment of principal and interest. Furthermore, junk bonds tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.

     The Series may purchase municipal bonds that are insured to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.

     Bond prices and the Series' net asset value generally move in opposite directions from interest rates -- if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, yield as much as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.

     Municipal bonds and, in particular, municipal leases may be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond or lease payments.

     Because the Series will concentrate its investments in Pennsylvania obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of Pennsylvania obligations than a municipal bond fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole). By way of illustration, although the Pennsylvania economy has diversified into other industries, it has been historically identified as a heavy industry state. The Series, therefore, may be more susceptible to developments affecting heavy industries than a municipal bond fund that invests in obligations of several states. This example illustrates just one of the risks of investing in Pennsylvania obligations. For more detailed information on the risks of investing in Pennsylvania obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.

     Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "How the Series Invests -- Investment Risks."

     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE


A number of factors -- including risk -- can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The bar chart Average Annual Total Returns table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Series will achieve similar results in the future.


[CHART]

Annual Returns* (Class B shares)

1993             12.08%
1994             -6.37%
1995             16.46%
1996              2.82%
1997              8.82%
1998              4.22%
1999             -4.39%
2000             10.66%
2001             -0.79%
2002              8.20%

BEST QUARTER:    6.21% (1st quarter of 1995)
WORST QUARTER:  -5.34% (1st quarter of 1994)


* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE MANAGEMENT FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE RETURN OF THE CLASS B SHARES FROM 1-1-03 TO 9-30-03 WAS 3.69%.

Average Annual Total Returns(1) (as of 12-31-02)



RETURN BEFORE TAXES                    1 YR       5 YRS     10 YRS       SINCE INCEPTION
Class A shares                         5.21%      4.10%      5.48%    6.32% (since 1-22-90)
Class C shares                         5.86%      3.97%       N/A     5.12%  (since 8-1-94)

Class B Shares

Return Before Taxes                    3.20%      4.28%      5.45%    6.23%  (since 4-3-87)
Return After Taxes on
 Distributions(2)                      3.16%      4.19%      5.34%    6.15%  (since 4-3-87)
Return After Taxes on
 Distributions and Sale of
 Series Shares(2),(3)                  3.69%      4.33%      5.33%    6.10%  (since 4-3-87)

Index (reflects no deduction
 for fees, expenses or taxes)

Lehman Muni Bond Index(4)              9.60%      6.06%      6.71%      **(4)
Lipper Average(5)                      8.30%      4.60%      5.89%      **(5)


(1) THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE MANAGEMENT FEE WAIVER FOR EACH CLASS AND THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A AND CLASS C SHARES, THE RETURNS WOULD HAVE BEEN LOWER.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SERIES SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS B SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE SERIES WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.



(3) THE "RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF SERIES SHARES"
    MAY BE HIGHER THAN CERTAIN RETURN FIGURES BECAUSE WHEN A CAPITAL LOSS OCCURS UPON THE REDEMPTION OF SERIES SHARES, A TAX DEDUCTION IS PROVIDED THAT BENEFITS THE INVESTOR.

(4) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (LEHMAN MUNI BOND INDEX) -- AN UNMANAGED INDEX OF OVER 39,000 LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS -- GIVES A BROAD LOOK AT HOW LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES, OPERATING EXPENSES AND TAXES. THE LEHMAN MUNI BOND INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 7.41% FOR CLASS A, 7.29% FOR CLASS B AND 6.89% FOR CLASS C SHARES. SOURCE:
    LEHMAN BROTHERS.

(5) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER PENNSYLVANIA MUNICIPAL DEBT FUNDS CATEGORY. THE EFFECT OF SALES CHARGES AND TAXES IS NOT INCLUDED. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND TAXES. THESE RETURNS ARE AFTER DEDUCTION OF EXPENSES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 6.74% FOR CLASS A, 6.59% FOR CLASS B AND 5.80% FOR CLASS C SHARES. SOURCE:
    LIPPER INC.

FEES AND EXPENSES


These tables show the sales charges, fees, and expenses that you may pay if you buy and hold shares of each class of the Series -- Classes A, B, and C. Each share class has different sales charges -- known as loads -- and expenses, but represents an investment in the same fund. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."


SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                           CLASS A       CLASS B       CLASS C
Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price)                             3%         None             1%(2)
Maximum deferred sales charge (load) (as a percentage
 of the lower of original purchase price or sale
 proceeds)                                                       1%(5)         5%(3)         1%(4)
Maximum sales charge (load) imposed on reinvested
 dividends and other distributions                            None          None          None
Redemption fees                                               None          None          None
Exchange fee                                                  None          None          None

ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                            CLASS A       CLASS B    CLASS C
Management fees                                 .50%          .50%       .50%
+ Distribution and service (12b-1) fees         .30%(6)       .50%      1.00%
+ Other expenses                                .22%          .22%       .22%
= TOTAL ANNUAL SERIES OPERATING EXPENSES       1.02%         1.22%      1.72%
- Fee waiver or expense reimbursement           None(6)      None       None(6)
= NET ANNUAL SERIES OPERATING EXPENSES         1.02%         1.22%      1.72%


(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.


(2) INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKERS MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.

(3) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

(4) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.

(5) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CDSC OF 1%. THIS CHARGE, HOWEVER, IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL FINANCIAL, INC. (PRUDENTIAL).

(6) THE EXPENSE INFORMATION FOR CLASS A CLASS C SHARES HAS BEEN UPDATED TO REFLECT CURRENT FEES. HOWEVER, THE TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR CLASS A AND CLASS C SHARES FOR THE FISCAL YEAR ENDING AUGUST 31, 2004 ARE EXPECTED TO BE LESS THAN THE AMOUNT SHOWN ABOVE. EFFECTIVE SEPTEMBER 1, 2003, THE DISTRIBUTOR HAS AGREED TO A VOLUNTARY WAIVER OF THE DISTRIBUTION AND SERVICE (12b-1) FEE FOR CLASS A AND CLASS C SHARES TO
    .25 OF 1% AND .75 OF 1%, RESPECTIVELY. THESE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVERS ARE EXPECTED TO CONTINUE UNTIL APRIL 30, 2004, BUT MAY BE DISCONTINUED, PARTIALLY OR COMPLETELY, AT ANY TIME. WITH THESE VOLUNTARY WAIVERS, THE CLASS A AND CLASS C SHARES TOTAL ACTUAL ANNUAL OPERATING EXPENSES ARE ESTIMATED TO BE .97% AND 1.47% RESPECTIVELY.

EXAMPLE

This example will help you compare the fees and expenses of the Series' different share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.


     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           1 YR      3 YRS      5 YRS     10 YRS
Class A shares         $    599   $    808   $  1,035   $  1,685
Class B shares         $    624   $    687   $    770   $  1,396
Class C shares         $    373   $    636   $  1,024   $  2,110


You would pay the following expenses on the same investment if you did not sell your shares:


                           1 YR      3 YRS      5 YRS     10 YRS
Class A shares         $    599   $    808   $  1,035   $  1,685
Class B shares         $    124   $    387   $    670   $  1,396
Class C shares         $    273   $    636   $  1,024   $  2,110

How the Series Invests

INVESTMENT OBJECTIVE AND POLICIES

The Series' investment objective is to maximize CURRENT INCOME that is EXEMPT FROM COMMONWEALTH OF PENNSYLVANIA PERSONAL INCOME TAX AND FEDERAL INCOME TAX, consistent with the PRESERVATION OF capital. In conjunction with its investment objective, the Series may invest in debt obligations with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.

     In pursuing the Series' objective, we invest primarily in PENNSYLVANIA OBLIGATIONS, including Commonwealth of Pennsylvania and local municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from Commonwealth of Pennsylvania personal income taxes and federal income taxes. As a fundamental policy of the Series, we invest, under normal circumstances, so that at least 80% of the income from the Series' investments will be exempt from those taxes or the Series will have at least 80% of its investable assets invested in Pennsylvania obligations. The Series, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). See "Series Distributions and Tax Issues -- Distributions."

     Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.

     We normally invest at least 70% of the Series' investable assets in "investment grade" debt obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Bonds rated Baa and higher by Moody's or BBB and higher by S&P are considered investment grade, with a range of adequate to very strong capacity for meeting

[SIDENOTE]

MUNICIPAL BONDS

STATES AND MUNICIPALITIES ISSUE BONDS IN ORDER TO BORROW MONEY TO FINANCE A PROJECT. YOU CAN THINK OF BONDS AS LOANS THAT INVESTORS MAKE TO THE STATE, LOCAL GOVERNMENT OR OTHER ISSUER. THE ISSUER GETS THE CASH NEEDED TO COMPLETE THE PROJECT AND INVESTORS EARN INCOME ON THEIR INVESTMENT.

their financial obligations, although debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics and are riskier than higher-rated debt obligations. We may also invest in municipal bonds the interest and/or principal payments of which are insured by bond issuers or other parties. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality. Insurance reduces the insured bond's credit risk and may increase the bond's value. We may also invest up to 30% of the Series' assets in HIGH-YIELD MUNICIPAL DEBT OBLIGATIONS or JUNK BONDS. Lower-rated bonds tend to offer higher yields, but also offer greater risks than higher-rated bonds. If the rating of a debt obligation is downgraded after the Series purchases it (or if the debt obligation is no longer rated), the Series will not have to sell the obligation, but we will take this into consideration in deciding whether the Series should continue to hold the obligation.

     A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond), or claims (with respect to an insurer of a municipal bond) and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or insurer. An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. A description of bond ratings is contained in Appendix A.


     During the fiscal year ended August 31, 2003, the monthly dollar-weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total investments, were as follows:



                                                                PERCENTAGES OF
RATINGS                                                        TOTAL INVESTMENTS
AAA/Aaa                                                                    61.88%
AA/Aa                                                                      11.13%
A/A                                                                         7.99%
BBB/Baa                                                                    10.75%
Unrated                                                                     8.40%
Cash                                                                       -0.15%


     In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.

     The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.


     For more information, see "Investment Risks" below and the Fund's Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we refer to as the "SAI" -- contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.

     The Series' investment objective and policy of investing so that at least 80% of the income from the Series' investments will be exempt from Pennsylvania personal income taxes and federal income taxes or investing at least 80% of its investable assets in Pennsylvania obligations are fundamental policies that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Series that are not fundamental without shareholder approval.


OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

MUNICIPAL LEASE OBLIGATIONS

The Series may invest in municipal lease obligations. MUNICIPAL LEASE OBLIGATIONS are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

MUNICIPAL ASSET-BACKED SECURITIES

The Series may invest in municipal asset-backed securities. A MUNICIPAL ASSET-BACKED SECURITY is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS, SECONDARY INVERSE FLOATERS AND ZERO COUPON MUNICIPAL BONDS

The Series may invest in floating rate bonds, variable rate bonds, inverse floaters, secondary inverse floaters and zero coupon municipal bonds. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Series to demand full payment of the bond on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the bond. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. SECONDARY INVERSE FLOATERS are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. ZERO COUPON MUNICIPAL BONDS do not pay interest during the life of the bond. An investor makes money by purchasing the bond at a price that is less than the money the investor will receive when the municipality repays the amount borrowed (face value).

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Series may purchase municipal bonds on a WHEN-ISSUED or DELAYED-DELIVERY basis, without limit. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are expected to be delivered.

DERIVATIVE STRATEGIES


We may use various derivative strategies to try to improve the Series' returns. We may also use hedging techniques to try to protect the Series' assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Series will not lose money. Derivatives -- such as FUTURES CONTRACTS, OPTIONS ON FUTURES AND SWAPS -- involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Series' underlying positions and this could result in losses to the Series that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.


FUTURES CONTRACTS AND RELATED OPTIONS


The Series may purchase and sell financial futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The Series may also invest in futures contracts on 10-year interest rate swaps for hedging purposes only. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Series makes daily margin payments based on price movements in the index. An OPTION is the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract, in exchange for a premium.

SWAP TRANSACTIONS

The Series may enter into SWAP TRANSACTIONS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including, but not limited to, interest rate swaps, total return swaps and index swaps.

     For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks -- Risks of Hedging and Return Enhancement Strategies."


TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, the Series may hold up to 100% of its assets in cash, cash equivalents or investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities limits our ability to achieve the Series' investment objective, but can help to preserve the Series' assets.

     For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."

ADDITIONAL STRATEGIES


The Series also follows certain policies when it BORROWS MONEY (the Series may currently borrow up to 33 1/3% of the value of its total assets) and HOLDS ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI, "Investment Restrictions."


INVESTMENT RISKS


As noted previously, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal strategies and certain investments the Series may make. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE


% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
MUNICIPAL BONDS

PROVIDE AT LEAST 80% OF SERIES' INCOME     -  Concentration risk -- the risk that     -  Tax-exempt interest income, except
OR COMPRISE AT LEAST 80% OF ITS ASSETS        bonds may lose value because of            with respect to certain bonds, such
UNDER NORMAL CIRCUMSTANCES                    political, economic or other events        as private activity bonds, which are
                                              affecting issuers of Pennsylvania          subject to the federal alternative
                                              obligations                                minimum tax (AMT)

                                           -  Credit risk the risk that the           -  If interest rates decline, long-term
                                              borrower can't pay back the money          yields should be higher than money
                                              borrowed or make interest payments         market yields
                                              (lower for insured and higher rated
                                              bonds). The lower a bond's quality,     -  Bonds have generally outperformed
                                              the higher its potential volatility        money market instruments over the
                                                                                         long term
                                           -  Market risk the risk that bonds will
                                              lose value in the market, sometimes     -  Most bonds rise in value when
                                              rapidly or unpredictably, because          interest rates fall
                                              interest rates rise or there is a
                                              lack of confidence in the borrower or
                                              the bond's insurer

                                           -  Illiquidity risk the risk that bonds
                                              may be difficult to value precisely
                                              and sell at the time or price
                                              desired, in which case valuation
                                              would depend more on the investment
                                              adviser's judgment than is generally
                                              the case with other types of
                                              municipal bonds

                                           -  Nonappropriation risk the risk that
                                              the state or municipality may not
                                              include the bond obligations in
                                              future budgets

                                           -  Tax risk the risk that federal, state
                                              or local income tax rates may
                                              decrease, which could decrease demand
                                              for municipal bonds, or that a change
                                              in law may limit or eliminate
                                              exemption of interest on municipal
                                              bonds from such taxes

% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
ZERO COUPON MUNICIPAL BONDS                -  See credit risk, market risk,           -  Tax-exempt interest income, except
                                              concentration risk and tax risk            with respect to certain bonds, such
PERCENTAGE VARIES; USUALLY LESS THAN 40%                                                 as private activity bonds, which are
                                           -  Typically subject to greater               subject to the AMT
                                              volatility and less liquidity in
                                              adverse markets than other municipal    -  Value rises faster when interest
                                              bonds                                      rates fall

HIGH-YIELD MUNICIPAL DEBT OBLIGATIONS      -  See market risk (particularly high),    -  May offer higher interest income and
(JUNK BONDS)                                  credit risk (particularly high),           higher potential gains than
                                              illiquidity risk (particularly high)       higher-grade municipal bonds
UP TO 30%                                     and tax risk
                                                                                      -  Most bonds rise in value when
                                           -  Are generally less secure than             interest rates fall
                                              higher-quality debt securities

MUNICIPAL LEASE OBLIGATIONS                -  See concentration risk, credit risk,    -  Tax-exempt interest income, except
                                              market risk, illiquidity risk,             with respect to certain bonds, such
PERCENTAGE VARIES; USUALLY LESS THAN 25%      nonappropriation risk and tax risk         as private activity bonds, which are
                                                                                         subject to the AMT
                                           -  Abatement risk the risk that the
                                              entity leasing the equipment or         -  If interest rates decline, long-term
                                              facility will not be required to make      yields should be higher than money
                                              lease payments because it does not         market yields
                                              have full use of the equipment or
                                              facility

% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
DERIVATIVES (INCLUDING SWAPS)              -  The value of derivatives (such as       -  The Series could make money and
                                              futures, options on futures and            protect against losses if the
PERCENTAGE VARIES; USUALLY LESS THAN          swaps) that are used to hedge a            investment analysis proves correct
20%; UP TO 15% FOR SWAPS                      portfolio security is determined
                                              independently from that security and    -  One way to manage the Series'
                                              could result in a loss to the Series       risk/return balance is to lock in the
                                              when the price movement of a               value of an investment ahead of time
                                              derivative does not correlate with a
                                              change in the value of the Series       -  Derivatives used for return
                                              security                                   enhancement purposes involve a type
                                                                                         of leverage and could generate
                                           -  Derivatives may not have the intended      substantial gains at low cost
                                              effects and may result in losses or
                                              missed opportunities                    -  Hedges that correlate well with an
                                                                                         underlying position can increase or
                                           -  The other party to a derivatives           enhance investment income or capital
                                              contract could default                     gains at low cost

                                           -  Derivatives can increase share price
                                              volatility and derivatives that
                                              involve leverage could magnify losses

                                           -  Certain types of derivatives involve
                                              costs to the Series that can reduce
                                              returns

                                           -  May be difficult to value precisely
                                              or sell at the time or price desired

WHEN-ISSUED AND DELAYED-DELIVERY           -  Value of securities may decrease        -  May magnify underlying investment
SECURITIES                                    before delivery occurs                     gains

PERCENTAGE VARIES; USUALLY LESS THAN 20%   -  Broker/dealer may become insolvent
                                              prior to delivery

                                           -  Investment costs may exceed potential
                                              underlying investment gains

                                           -  See tax risk

% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
MUNICIPAL ASSET-BACKED SECURITIES          -  Prepayment risk the risk that the       -  Tax-exempt interest income, except
                                              underlying bonds may be prepaid,           with respect to certain bonds, such
PERCENTAGE VARIES; USUALLY LESS THAN 15%      partially or completely, generally         as private activity bonds, which are
                                              during periods of falling interest         subject to the AMT
                                              rates, which could adversely affect
                                              yield to maturity and could require     -  Pass-through instruments provide
                                              the Series to reinvest in lower            greater diversification than direct
                                              yielding bonds                             ownership of municipal bonds

                                           -  Credit risk the risk that the           -  May offer higher yield due to their
                                              underlying municipal bonds will not        structure
                                              be paid by issuers or by credit
                                              insurers or guarantors of such
                                              instruments. Some municipal
                                              asset-backed securities are unsecured
                                              or secured by lower-rated insurers or
                                              guarantors and thus may involve
                                              greater risk

                                           -  See market risk and tax risk

INVERSE FLOATERS/SECONDARY                 -  High market risk -- risk that inverse   -  Income generally will increase when
INVERSE FLOATERS                              floaters will fluctuate in value more      interest rates decrease
                                              dramatically than other debt
PERCENTAGE VARIES; USUALLY LESS THAN 15%      securities when interest rates change

                                           -  See credit risk, illiquidity risk and
                                              tax risk

                                           -  Secondary inverse floaters are
                                              subject to additional risks of
                                              municipal asset-backed securities

% OF SERIES' ASSETS                           RISKS                                      POTENTIAL REWARDS
ILLIQUID SECURITIES                        -  See illiquidity risk                    -  May offer a more attractive yield or
                                                                                         potential for growth than more widely
UP TO 15% OF NET ASSETS                                                                  traded securities

VARIABLE/FLOATING RATE BONDS               -  Value lags value of fixed-rate          -  May offer protection against interest
                                              securities when interest rates change      rate increases
PERCENTAGE VARIES; USUALLY LESS THAN 10%
                                           -  See tax risk

How the Series is Managed

BOARD OF TRUSTEES


The Fund's Board of Trustees (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102


     Under a Management Agreement with the Fund, PI manages the Series' investment operations and administers its business affairs and is responsible for supervising the Fund's investment adviser. For the fiscal year ended August 31, 2003, the Series paid PI management fees of .50 of 1% of the Series' average daily net assets.

     PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2003, PI, a wholly owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $110.1 billion.

     Subject to the supervision of the Board of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for the Series. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Series' investment adviser.

     PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Series still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Series. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER

Prudential Investment Management, Inc. (PIM), is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.


     PIM's Fixed Income Group manages approximately $151 billion for Prudential's retail investors, institutional investors, and policyholders, as of June 30, 2003. Senior Managing Director and Chief Investment Officer James J. Sullivan heads the Group.

     Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in risk management, arbitrage trading, and corporate bond investing.

     The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed-income market: U.S. and non-U.S. Government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.


     The Municipal Bond Sector Team, headed by Robert Waas, is primarily responsible for overseeing the day-to-day management of the Series. The Team develops and coordinates the Series' investment strategy utilizing the following approach:


     - "Top-down" investment decisions such as duration, yield curve and sector positioning are made consistent with a PIM Fixed Income-wide Market Outlook, while "bottom-up" security selection is done by the Municipal Bond Sector Team.

     - The Market Outlook is developed quarterly by a team led by the Chief Investment Officer. The Market Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

     - Mr. Waas and the Team develop the Series' investment strategy within the framework of the Market Outlook and the Series' investment objective, restrictions, policies and benchmark.

     - The Team implements the strategy through security selection and trading. All municipal bond security selection is based on fundamental credit research. Extensive quantitative resources and a large credit research staff support the Team. Other sector teams may contribute to securities selection when appropriate.

     - The Series' risk exposure is monitored continually and is adjusted as warranted.

                                 MUNICIPAL BONDS


ASSETS UNDER MANAGEMENT: $5.0 billion (as of June 30, 2003).

TEAM LEADER: Robert Waas. GENERAL INVESTMENT EXPERIENCE: 19 years.

PORTFOLIO MANAGERS: 2. AVERAGE GENERAL INVESTMENT EXPERIENCE: 25 years.


SECTOR: City, state and local government securities.


INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the highest expected return with the least risk.


DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to each of the Class A, Class B and Class C Shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, and C shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables.

Series Distributions and Tax Issues


Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of net investment income monthly and CAPITAL GAINS, if any, at least annually to shareholders. Dividends generally will be exempt from federal income and Commonwealth of Pennsylvania personal income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.


     The following briefly discusses some of the important state and federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS


The Series distributes DIVIDENDS out of any net investment income plus short-term capital gains to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends (paid out of tax-exempt interest) generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. Corporate shareholders are generally not eligible for the 70% dividends-received deduction in respect of dividends paid by the Series. In addition, dividends paid by the Series generally will not qualify for the 15% maximum rate applicable to certain dividends pursuant to recently enacted legislation.


     As we mentioned before, the Series will concentrate its investments in Pennsylvania obligations. In addition to being exempt from federal income taxes, Series' dividends are EXEMPT FROM COMMONWEALTH OF PENNSYLVANIA PERSONAL INCOME TAXES FOR PENNSYLVANIA RESIDENTS if the dividends are derived from interest payments on Pennsylvania obligations. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal income tax (at ordinary income rates) and state and local income tax.

     Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.


     The Series also distributes LONG-TERM CAPITAL GAINS to shareholders -- typically once a year. Long-term capital gains are generated when the Series sells for a profit assets that it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     For your convenience, distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charges. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to income taxes. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year.

     Series distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES


If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and gross sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE


If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because, when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.


IF YOU SELL OR EXCHANGE YOUR SHARES


If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN which is subject to tax. For individuals, the maximum capital gains tax rate is generally 15% for shares held for more than 1 year. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000.


If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Series and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


     Exchanging your shares of the Series for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


[SIDENOTE]

[GRAPHIC]

                       CAPITAL GAIN
                 +$    (taxes owed)
  RECEIPTS
  FROM SALE            OR

                       CAPITAL LOSS
                 -$    (offset against gain)

     Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES


We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a taxable event. This opinion, however, is not binding on the Internal Revenue Service (IRS). Shareholders should consult their own tax advisors regarding the Pennsylvania state and local tax consequences of the conversion of Class B shares into Class A shares, or any other exchange of shares. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section.

How to Buy, Sell and
Exchange Shares of the Series

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101


     You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Series) or suspend or modify a Series' sale of its shares.


STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, and Class C shares of the Series.


     Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares. The Class C front-end sales charge is waived for Class C shareholders who purchase shares from certain broker-dealers not affiliated with Prudential.

     When choosing a share class, you should consider the following:

     -  The amount of your investment

     - The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges

     - The different sales charges that apply to a share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC

     -  Whether you qualify for any reduction or waiver of sales charges


     - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.


     - The fact that, if you are purchasing Class B shares in an amount of $250,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances


     - The fact that, if you are purchasing Class C shares in an amount of $250,000 or more, you should consult with your financial adviser because another share class (like Class A) may be more beneficial given your circumstances.


     See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                CLASS A             CLASS B           CLASS C
Minimum purchase                $        1,000      $  1,000          $           2,500
  amount(1)

Minimum amount for              $          100      $    100          $             100
  subsequent purchases(1)

Maximum initial                 3% of the           None              1% of the
  sales charge                  public                                public
                                offering price                        offering price(2)

Contingent Deferred                    1%(4)        If sold during:   1% on sales
  Sales Charge (CDSC)(3)                            Year 1        5%  made within
                                                    Year 2        4%  18 months of
                                                    Year 3        3%  purchase
                                                    Year 4        2%
                                                    Year 5        1%
                                                    Year 6        1%
                                                    Year 7        0%

Annual distribution             .30 of 1%(6)        .50 of 1%                         1%(6)
  and service (12b-1)
  fees (shown as
  a percentage of
  average net
  assets)(5)


(1) THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN."


(2) 1.01% OF THE NET AMOUNT INVESTED. INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN BROKER-DEALERS NOT AFFILIATED WITH PRUDENTIAL MAY PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.


(3) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES -- CONTINGENT DEFERRED SALES CHARGE (CDSC)."


(4) INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND SELL THESE SHARES WITHIN 12 MONTHS OF PURCHASE ARE SUBJECT TO A CDSC OF 1%. THIS CHARGE, HOWEVER, IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.

(5) THESE DISTRIBUTION AND SERVICE (12b-1) FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS BASIS. CLASS A AND CLASS B SHARES MAY PAY A SERVICE FEE OF UP TO .25 OF 1%. CLASS C SHARES WILL PAY A SERVICE FEE OF .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE), AND FOR CLASS B SHARES, IS LIMITED TO .50 OF 1% (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE). CLASS C SHARES PAY A DISTRIBUTION FEE (IN ADDITION TO THE SERVICE FEE) OF .75 OF 1%.

(6) EFFECTIVE SEPTEMBER 1, 2003, THE DISTRIBUTOR HAS AGREED TO A VOLUNTARY WAIVER OF THE DISTRIBUTION AND SERVICE (12b-1) FEE FOR EACH OF THE CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS A AND CLASS C SHARES, RESPECTIVELY. THESE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVERS ARE EXPECTED TO CONTINUE UNTIL APRIL 30, 2004 BUT MAY BE DISCONTINUED PARTIALLY OR COMPLETELY AT ANY TIME.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                           SALES CHARGE AS % OF   SALES CHARGE AS % OF          DEALER
AMOUNT OF PURCHASE               OFFERING PRICE        AMOUNT INVESTED     REALLOWANCE
Less than $99,999                          3.00%                  3.09%           3.00%
$100,000 to $249,999                       2.50%                  2.56%           2.50%
$250,000 to $499,999                       1.50%                  1.52%           1.50%
$500,000 to $999,999                       1.00%                  1.01%           1.00%
$1 million and above(1)                    None                   None            None

(1) IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES. IF YOU PURCHASE $1 MILLION OR MORE OF CLASS A SHARES, YOU WILL BE SUBJECT TO A 1% CDSC FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE,
    HOWEVER, IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS EXCEPT THOSE WHO PURCHASE THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL.

     To satisfy the purchase amounts above, you can:

     -  Invest with an eligible group of investors who are related to you


     - Buy Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time

     - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you already own, (2) the value of money market shares you have received in an exchange transaction and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)

     - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Series and other JennisonDryden or Strategic Partners mutual funds within 13 months.

     - The value of shares held in JennisonDryden or Strategic Partners mutual funds will be included for purposes of determining Rights of Accumulation and Letter of Intent.


     The Distributor may reallow Class A's sales charge to dealers.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades and charges its clients a management, consulting or other fee for its services, or

     - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the JennisonDryden or Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into dealer agreements with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charge -- Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE


INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Wachovia Securities, LLC (Wachovia Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     -  Purchase your shares through an account at Wachovia Securities,


     - Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or

     -  Purchase your shares through another broker.

     This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.


OTHER. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.


PAYMENT TO THIRD PARTIES


In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments for any share class, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS


If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.


     When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Conversion Feature -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY


The price you pay for each share of the Series is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100).

     Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Series also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Series' NAV is determined. The use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Series uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Series' NAV, we will generally value the Series' futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). The Series may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed. In these instances, the NAV you receive may differ from the published NAV price.


     We determine the Series' NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed

[SIDENOTE]

MUTUAL FUND SHARES

THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS CITY ABC BONDS IN ITS PORTFOLIO AND THE PRICE OF CITY ABC BONDS GOES UP WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.

on most national holidays and Good Friday. We may not determine the NAV on days when we have not received any orders to purchase, sell, or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.


     Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?

     For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

     Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.


SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of the Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.

     When you sell shares of the Series -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

     If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

     -  You are selling more than $100,000 of shares,

     - You want the redemption proceeds made payable to someone that is not in our records,

     - You want the redemption proceeds sent to some place that is not in our records, or

     -  You are a business or a trust.

     An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)


If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell your shares in the following order:


     - Amounts representing shares you purchased with reinvested dividends and distributions,


     - Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), 6 years for Class B shares and 18 months for Class C shares, and

     - Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), 6 years for Class B shares and 18 months for Class C shares).


     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.

     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 18 months of purchase. Class A shares are subject to a CDSC, in certain cases as previously noted, of 1% that is applied to Class A shares sold within 12 months of purchase. The Class A CDSC, however, is waived for all such Class A investors except those who purchase their shares from certain broker-dealers that are not affiliated with Prudential. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


     The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

     - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability, and

     -  On certain sales effected through the Systematic Withdrawal Plan.

     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Contingent Deferred Sales Charge -- Waiver of Contingent Deferred Sales Charge -- Class B Shares."

REDEMPTION IN KIND

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

HOW TO EXCHANGE YOUR SHARES


You can exchange your shares of the Series for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B or Class C shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. (Special Money Fund). After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.


     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


     There is no sales charge for exchanges. If, however, you exchange -- and then sell -- Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into Special Money Fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.


     Remember, as we explained in the section entitled "Series Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."

FREQUENT TRADING


Frequent trading of the Series' shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES


You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares -- Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

     The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.


     In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

     The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE


If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

The financial highlights below are intended to help you evaluate the financial performance of the Series for the past 5 years. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


     A copy of the Series' annual report, along with the Series' audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.

CLASS A SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS A SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                  2003       2002(d)             2001             2000          1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                 $     10.54   $     10.52      $     10.05      $     10.13   $     10.92
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                         .43           .49              .51              .53           .53
Net realized and unrealized gain
 (loss) on investment transactions           (.16)          .02              .47             (.05)         (.67)
TOTAL FROM INVESTMENT
 OPERATIONS                                   .27           .51              .98              .48          (.14)
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                      (.43)         (.49)            (.51)            (.53)         (.53)
Distributions from net realized
 gains                                       (.02)           --               --(b)          (.03)         (.12)
TOTAL DISTRIBUTIONS                          (.45)         (.49)            (.51)            (.56)         (.65)
NET ASSET VALUE, END OF YEAR          $     10.36   $     10.54      $     10.52      $     10.05   $     10.13
TOTAL INVESTMENT RETURN(a)                   2.57%         5.03%           10.07%            4.98%        (1.35)%

RATIOS/SUPPLEMENTAL DATA                     2003       2002(d)             2001             2000          1999
NET ASSETS, END OF YEAR (000)         $   121,771   $   126,410      $   123,254      $   109,068   $   104,210
AVERAGE NET ASSETS (000)              $   125,733   $   123,971      $   116,925      $   106,181   $   104,460
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees(c)                  .97%          .96%             .93%             .90%          .84%
Expenses, excluding distribution
 and service (12b-1) fees                     .72%          .71%             .68%             .65%          .64%
Net investment income                        4.08%         4.73%            4.97%            5.31%         5.00%
FOR CLASS A, B, AND C SHARES:
Portfolio turnover                             45%           31%              35%              21%           23%



(a) TOTAL INVESTMENT RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(b) LESS THAN $.005 PER SHARE.

(c) THE DISTRIBUTOR OF THE SERIES CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .25 OF 1% ON THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

(d) EFFECTIVE SEPTEMBER 1, 2001, THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY LESS THAN $0.005 AND INCREASE THE RATIO OF NET INVESTMENT INCOME FROM 4.70% TO 4.73%. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

CLASS B SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS B SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                  2003       2002(c)             2001             2000          1999
NET ASSET VALUE, BEGINNING
 OF YEAR                              $     10.53   $     10.52      $     10.05      $     10.13   $     10.92
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                         .40           .46              .48              .50           .50
Net realized and unrealized gain
 (loss) on investment transactions           (.16)          .01              .47             (.05)         (.67)
TOTAL FROM INVESTMENT OPERATIONS              .24           .47              .95              .45          (.17)
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                      (.40)         (.46)            (.48)            (.50)         (.50)
Distributions from net realized
 gains                                       (.02)           --               --(b)          (.03)         (.12)
TOTAL DISTRIBUTIONS                          (.42)         (.46)            (.48)            (.53)         (.62)
NET ASSET VALUE, END OF YEAR          $     10.35   $     10.53      $     10.52      $     10.05   $     10.13
TOTAL INVESTMENT RETURN(a)                   2.32%         4.68%            9.79%            4.72%        (1.65)%

RATIOS/SUPPLEMENTAL DATA                     2003       2002(c)             2001             2000          1999
NET ASSETS, END OF YEAR (000)         $    36,607   $    40,653      $    41,638      $    54,665   $    88,519
AVERAGE NET ASSETS (000)              $    39,012   $    39,674      $    44,507      $    68,309   $   104,860
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees                    1.22%         1.21%            1.18%            1.15%         1.14%
Expenses, excluding distribution
 and service (12b-1) fees                     .72%          .71%             .68%             .65%          .64%
Net investment income                        3.84%         4.49%            4.74%            5.06%         4.70%



(a) TOTAL INVESTMENT RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(b) LESS THAN $.005 PER SHARE.

(c) EFFECTIVE SEPTEMBER 1, 2001, THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY LESS THAN $0.005 AND INCREASE THE RATIO OF NET INVESTMENT INCOME FROM 4.46% TO 4.49%. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

CLASS C SHARES


The financial highlights for the five years ended August 31, 2003 were derived from the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on those financial statements was unqualified.


CLASS C SHARES (FISCAL YEARS ENDED 8-31)


PER SHARE OPERATING
PERFORMANCE                                  2003       2002(d)             2001             2000          1999
NET ASSET VALUE, BEGINNING OF
 YEAR                                 $     10.54   $     10.52      $     10.05      $     10.13   $     10.92
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                         .38           .44              .46              .48           .47
Net realized and unrealized gain
 (loss) on investment transactions           (.17)          .02              .47             (.05)         (.67)
TOTAL FROM INVESTMENT OPERATIONS              .21           .46              .93              .43          (.20)
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                      (.38)         (.44)            (.46)            (.48)         (.47)
Distributions from net realized
 gains                                       (.02)           --               --(b)          (.03)         (.12)
TOTAL DISTRIBUTIONS                          (.40)         (.44)            (.46)            (.51)         (.59)
NET ASSET VALUE, END OF YEAR          $     10.35   $     10.54      $     10.52      $     10.05   $     10.13
TOTAL INVESTMENT RETURN(a)                   2.06%         4.42%            9.52%            4.46%        (1.91)%

RATIOS/SUPPLEMENTAL DATA                     2003       2002(d)             2001             2000          1999
NET ASSETS, END OF YEAR (000)         $     1,105   $       963      $       664      $       479   $       882
AVERAGE NET ASSETS (000)              $     1,119   $       885      $       493      $       655   $     1,075
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees(c)                 1.47%         1.46%            1.43%            1.40%         1.39%
Expenses, excluding distribution
 and service (12b-1) fees                     .72%          .71%             .68%             .65%          .64%
Net investment income                        3.58%         4.23%            4.47%            4.79%         4.46%



(a) TOTAL INVESTMENT RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

(b) LESS THAN $.005 PER SHARE.

(c) THE DISTRIBUTOR OF THE SERIES CONTRACTUALLY AGREED TO LIMIT ITS DISTRIBUTION AND SERVICE (12b-1) FEES TO .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS C SHARES.

(d) EFFECTIVE SEPTEMBER 1, 2001, THE SERIES HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET REALIZED AND UNREALIZED GAINS PER SHARE BY LESS THAN $0.005 AND INCREASE THE RATIO OF NET INVESTMENT INCOME FROM 4.20% TO 4.23%. PER SHARE AMOUNTS AND RATIOS FOR THE YEARS ENDED PRIOR TO AUGUST 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

Our Mutual Funds

We offer a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

JENNISONDRYDEN MUTUAL FUNDS*

STOCK FUNDS

LARGE CAPITALIZATION STOCK FUNDS

DRYDEN INDEX SERIES FUND
   DRYDEN STOCK INDEX FUND
DRYDEN TAX-MANAGED FUNDS
   DRYDEN TAX-MANAGED EQUITY FUND
JENNISON 20/20 FOCUS FUND
JENNISON VALUE FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   JENNISON GROWTH FUND

SMALL-TO-MID-CAPITALIZATION STOCK FUNDS

DRYDEN TAX-MANAGED SMALL-CAP FUND, INC.
JENNISON SMALL COMPANY FUND, INC.
JENNISON U.S. EMERGING GROWTH FUND, INC.
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
JENNISON EQUITY OPPORTUNITY FUND

SECTOR STOCK FUNDS

JENNISON NATURAL RESOURCES FUND, INC.
JENNISON SECTOR FUNDS, INC.
   JENNISON FINANCIAL SERVICES FUND
   JENNISON HEALTH SCIENCES FUND
   JENNISON TECHNOLOGY FUND
   JENNISON UTILITY FUND

GLOBAL/INTERNATIONAL STOCK FUNDS

PRUDENTIAL WORLD FUND, INC.
   JENNISON GLOBAL GROWTH FUND
   DRYDEN INTERNATIONAL EQUITY FUND

BALANCED/ALLOCATION FUND

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   DRYDEN ACTIVE BALANCED FUND

BOND FUNDS

TAXABLE BOND FUNDS

DRYDEN GOVERNMENT INCOME FUND, INC.
DRYDEN HIGH YIELD FUND
DRYDEN SHORT-TERM BOND FUND, INC.
   DRYDEN SHORT-TERM CORPORATE BOND FUND
   DRYDEN ULTRA SHORT BOND FUND
DRYDEN TOTAL RETURN BOND FUND, INC.

MUNICIPAL BOND FUNDS
DRYDEN CALIFORNIA MUNICIPAL FUND
   CALIFORNIA INCOME SERIES
   CALIFORNIA SERIES
DRYDEN MUNICIPAL BOND FUND
   HIGH INCOME SERIES
   INSURED SERIES
DRYDEN MUNICIPAL SERIES FUND
   FLORIDA SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   PENNSYLVANIA SERIES
DRYDEN NATIONAL MUNICIPALS FUND, INC.

GLOBAL/INTERNATIONAL BOND FUND

DRYDEN GLOBAL TOTAL RETURN FUND, INC.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS

DRYDEN GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES
MONEYMART ASSETS, INC.

MUNICIPAL MONEY MARKET FUNDS

DRYDEN CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES
DRYDEN MUNICIPAL SERIES FUND
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES

TAX-FREE MONEY MARKET FUND

DRYDEN TAX-FREE MONEY FUND

OTHER MONEY MARKET FUND
SPECIAL MONEY MARKET FUND, INC.**

   MONEY MARKET SERIES


  * JennisonDryden Mutual Funds are also exchangeable with Strategic Partners Mutual Funds.

 ** This fund is not a direct purchase money fund and is only an exchangeable money fund.

                 [This page has been left blank intentionally.]

Appendix A

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

DEBT RATINGS

     Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in the Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated Baa are considered as medium grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -  Leading market positions in well-established industries

     -  High rates of return on funds employed

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection

     - Broad margins in earnings coverage of fixed financial changes and high internal cash generation

     - Well-established access to a range of financial markets and assured sources of alternative liquidity

     PRIME-2: Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 or P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.

SHORT-TERM RATINGS

Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

     MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.

     MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP

LONG-TERM ISSUE CREDIT RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

     PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     An obligation rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such an obligation will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB: An obligation rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity by the obligor to meet its financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: An obligation rated B has a greater vulnerability to default but the obligor presently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions would likely impair capacity or willingness by the obligor for timely payment of financial commitments. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: An obligation rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions with respect to the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity for timely payment of financial commitments. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: An obligation rated D is in payment default. The D rating category is used when financial commitments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES RATINGS

A municipal notes rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization schedule -- the longer the final maturity relative to other maturities the more likely it will be treated as a note

     - Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note Municipal notes rating symbols are as follows:

     SP-1: Very strong capacity to meet its financial commitment on the note. An issue determined to possess an extremely strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to meet its financial commitment on the note, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to meet its financial commitment on the note.

FITCH, INC.
INTERNATIONAL LONG-TERM CREDIT RATINGS

     AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM CREDIT RATINGS

     F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS

     PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

     NR indicates that Fitch, Inc. does not rate the issuer or issue in question.

     Withdrawn: A rating is withdrawn when Fitch, Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch, Inc. may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

FOR MORE INFORMATION


Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769


Visit our websites at:
www.jennisondryden.com
www.strategicpartners.com

Additional information about the Series can be obtained without charge and can be found in the following documents:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this
 prospectus)

ANNUAL REPORT

 (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance during the last fiscal year)


SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

BY MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST

publicinfo@sec.gov
 (The SEC charges a fee to copy
 documents.)

IN PERSON

Public Reference Room in
Washington, DC
 (For hours of operation, call
 1-202-942-8090)

VIA THE INTERNET

on the EDGAR Database at
http://www.sec.gov

FUND SYMBOLS    NASDAQ     CUSIP
Class A          PMPAX   262468762
Class B          PBPAX   262468754
Class C          PPNCX   262468747

MF132A                                  Investment Company Act File No. 811-4023

                          DRYDEN MUNICIPAL SERIES FUND


                       Statement of Additional Information

                             dated October 31, 2003

     Dryden Municipal Series Fund, formerly known as Prudential Municipal Series Fund (the Fund), is an open-end, management investment company, or mutual fund, consisting of six series--the Florida Series, the New Jersey Series, the New Jersey Money Market Series, the New York Series, the New York Money Market Series and the Pennsylvania Series (collectively, the series). The objective of each series, other than the New Jersey Money Market Series and the New York Money Market Series (collectively, the money market series), is to maximize current income that is exempt from federal and applicable state income taxes and, in the case of the New York Series, also New York City income taxes, consistent with the preservation of capital, and, in conjunction therewith, the series may invest in debt obligations with the potential for capital gain. The objective of the money market series is to provide the highest level of current income that is exempt from federal and applicable state income taxes and, in the case of the New York Money Market Series, also New York City income taxes, consistent with liquidity and the preservation of capital. There can be no assurance that any series' investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and its telephone number is (800) 225-1852.

     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the prospectus of each series of the Fund dated October 31, 2003, copies of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended August 31, 2003 are incorporated in this SAI by reference to the Fund's 2003 annual report to shareholders (File No. 811-4023). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Fund History                                                                B-2
Description of the Fund, Its Investments and Risks                          B-2
Investment Restrictions                                                     B-28
Management of the Fund                                                      B-31
Control Persons and Principal Holders of Securities                         B-36
Investment Advisory and Other Services                                      B-37
Brokerage Allocation and Other Practices                                    B-45
Capital Shares, Other Securities and Organization                           B-46
Purchase, Redemption and Pricing of Fund Shares                             B-47
Shareholder Investment Account                                              B-56
Net Asset Value                                                             B-60
Performance Information                                                     B-61
     Taxes, Dividends and Distributions                                     B-67
     Distributions                                                          B-67
     Federal Taxation                                                       B-68
     State Taxation                                                         B-71
Financial Statements                                                        B-73
Appendix I--General Investment Information                                  I-1
Appendix II--Historical Performance Data                                    II-1
Appendix III--Five Percent Shareholder Report                               III-1
Appendix IV--Information Relating to Portfolio Securities                   IV-1
Appendix V--Proxy Voting Policies of the Subadviser                         V-1


MF117B

                                  FUND HISTORY


     Dryden Municipal Series Fund, formerly known as Prudential Municipal Series Fund (the Fund) was organized under the laws of Massachusetts on May 18, 1984 as an unincorporated business trust, a form of organization that is commonly known as a Massachusetts business trust. During the Fund's fiscal year ended August 31, 2001, the Board of Trustees and the shareholders of the Fund approved proposals in which each of the (i) Connecticut Money Market Series and Massachusetts Money Market Series merged into Prudential Tax-Free Money Fund, Inc. and (ii) Massachusetts Series, North Carolina Series and Ohio Series merged into Prudential National Municipals Fund, Inc. The mergers were consummated during that period, and as a result these series have ceased to exist. The Fund currently consists of six separate series: the Florida Series, the New Jersey Series, the New Jersey Money Market Series, the New York Series, the New York Money Market Series, and the Pennsylvania Series. A separate Prospectus has been prepared for each series. This Statement of Additional Information is applicable to all series. The Board of Trustees (the Board) approved changing the name of the Fund to Dryden Municipal Series Fund effective July 7, 2003.


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Fund is an open-end management investment company under the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act). Each series is diversified except the Florida Series and the New Jersey Money Market Series.

     (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. The investment objective of each series and the principal investment policies and strategies for seeking to achieve the series' objective are set forth in the series' respective Prospectus. This section provides additional information on the principal investment policies and strategies of the series, as well as information on certain non-principal investment policies and strategies. There can be no assurance that any series will achieve its objective or that all income from any series will be exempt from all federal, state or local income taxes.

     Each series of the Fund, other than the money market series, will invest at least 80% of its investable assets in "investment grade" tax-exempt securities which on the date of investment are rated within the four highest ratings of Moody's Investors Service (Moody's), currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes, and Prime-1 for commercial paper, of Standard & Poor's Ratings Group (S&P), currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper or comparable ratings of another nationally recognized statistical rating organization (NRSRO). The Florida Series, New Jersey Series, New York Series and Pennsylvania Series each may invest up to 30% of its investable assets in municipal obligations rated below Baa by Moody's or below BBB by S&P or comparable ratings of another NRSRO. The money market series will invest in securities which, at the time of purchase, have an effective remaining maturity of thirteen months or less and are of "eligible quality." "Eligible quality" for this purpose means a security: (i) rated in one of the two highest short-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; (ii) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (iii) if unrated, of comparable quality as determined in the manner described below. Each series may invest in tax exempt securities which are not rated if, based upon a credit analysis by the investment adviser under the supervision of the Trustees, the investment adviser believes that such securities are of comparable quality to other municipal securities that the series may purchase. A description of the ratings is set forth under the headings "Description of Security Ratings" in each series' prospectus (other than the money market series). The ratings of Moody's and S&P and other NRSRO's represent the respective opinions of such firms of the qualities of the securities each undertakes to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the investment adviser will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, credit enhancement by virtue of letter of credit or other financial guaranty deemed suitable by the investment adviser and other general conditions as may be relevant, including comparability to other issuers.

     As a fundamental policy of each series, each series invests, under normal circumstances, at least 80% of the value of its investable assets in securities the interest on which is exempt from state and federal income taxes or the series' investable assets will be invested so that at least 80% of the income will be exempt from state and federal income taxes, except that, as a matter of fundamental policy, during normal circumstances the Florida Series', the New Jersey Series' and the New Jersey Money Market Series' assets will be invested so that at least 80% of their investable assets will be invested in Florida Obligations (as defined in the Florida Series' Prospectus) and New Jersey Obligations (as defined in the New Jersey Series' and the New Jersey Money Market Series' Prospectuses), respectively. Each series may invest in obligations of issuers located in Puerto Rico, the Virgin Islands and Guam. The term "investable assets" in this SAI refers to a series' net assets plus any borrowings for investment purposes. A series' investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. Each series will continuously monitor the 80% tests to ensure that either the asset investment or the income test is met at all times, except for temporary defensive measures during abnormal market conditions.

     As described above, each series except for the Florida Series and the New Jersey Money Market Series is classified as a "diversified" investment company under the 1940 Act. This means that with respect to 75% of these series' assets,
(1) no series may invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) no series may own more than 10% of the outstanding voting securities of any one issuer. For purposes of calculating these 5% or 10% ownership limitations, the series will consider the ultimate source of revenues supporting each obligation to be a separate issuer. For example, even though a state hospital authority or a state economic development authority might issue obligations on behalf of many different entities, each of the underlying health facilities or economic development projects will be considered as a separate issuer. These investments are also subject to the limitations described in the remainder of this section.

     Because securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which a series may own so long as, with respect to 75% of the assets of each series other than the Florida Series and the New Jersey Money Market Series, it does not invest more than 5% of its total assets in the securities of such issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of a series' assets not subject to the limitation described above, there is no limitation on the amount of these assets that may be invested in a minimum number of issuers. Because of the relatively smaller number of issuers of investment-grade tax-exempt securities (or, in the case of the New York Money Market Series, high quality tax-exempt securities) in any one of these states, a series is more likely to use this ability to invest its assets in the securities of a single issuer than is an investment company which invests in a broad range of tax-exempt securities. Such concentration involves an increased risk of loss to a series should the issuer be unable to make interest or principal payments thereon or should the market value of such securities decline.

     From time to time, a series may own the majority of a municipal issue. Such majority-owned holdings may present additional market and credit risks.

     Each series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the 1940 Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the 1940 Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded bonds and a verification report prepared by a party acceptable to an NRSRO, or counsel to the holders of the refunded bonds, so verifies, (iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, and (v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above.

     The Fund expects that normally no series will invest 25% or more of its total assets in any one sector of the municipal obligations market.

     A portion of the dividends and distributions paid on the shares of each series of the Fund may be treated as a preference item for purposes of the alternative minimum tax for individuals and corporations. Such treatment may cause certain investors, depending upon other aspects of their individual tax situation, to incur some federal income tax liability. In addition, corporations are subject to an alternative minimum tax which generally treats as a tax preference item 75% of the excess of a corporation's adjusted current earnings over its alternative minimum taxable income. A corporation's adjusted current earnings generally would include interest paid on municipal obligations and dividends paid on shares of the Fund. See "Taxes, Dividends and Distributions."

TAX-EXEMPT SECURITIES

     Tax-exempt securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is exempt from federal income tax (except for possible application of the alternative minimum tax) and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

     For purposes of diversification and concentration under the 1940 Act, the identification of the issuer of tax-exempt bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of such guarantor.

     TAX-EXEMPT BONDS. Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, to obtain funds to lend to other public institutions, or for general operating expenses.

     The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal bonds, both within and between the two principal classifications described above.

     Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business, manufacturing, housing, sports and pollution control and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of a series to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. For further discussion, see "Floating Rate and Variable Rate Securities; Inverse and Secondary Inverse Floaters" below.

     TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes may include:

     1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

     3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

     4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

     FLOATING RATE AND VARIABLE RATE SECURITIES; INVERSE AND SECONDARY INVERSE FLOATERS. Each series may invest in floating rate and variable rate securities, including participation interests therein, subject to the requirements of the amortized cost valuation rule and other requirements of the Securities and Exchange Commission (the Commission) with respect to the money market series. Each series other than money market series may invest in inverse floaters and secondary inverse floaters. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the series to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the series paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such "long term" floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever date is longer.

     An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. A secondary inverse floater is an asset-backed security, generally evidenced by a trust or custodial receipt, the interest rate on which moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on such instruments. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a series may, but is not required to, purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Inverse floaters represent a flexible portfolio management instrument that allows us to vary the degree of investment leverage relatively efficiently under different market conditions.


     Each series may invest in participation interests in variable rate tax-exempt securities (such as certain IDBs) owned by banks. A participation interest gives a series an undivided interest in the tax-exempt security in the proportion that a series' participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests frequently are backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser, under the supervision of the Board, has determined meets the prescribed quality standards for a series. A series generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of a series' participation interest in the par value of the tax-exempt security, plus accrued interest. Each series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by a series. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each series, including the IDB's supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.


     TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN TAX-EXEMPT SECURITIES

     From time to time, proposals have been introduced to limit the use, or tax and other advantages, of tax-exempt securities which, if enacted, could adversely affect each series' NAV and investment practices. Such proposals could also adversely affect the secondary market for high yield (junk) municipal securities, the financial condition of issuers of these securities and the value of outstanding high yield (junk) municipal securities. Reevaluation of each series' investment objective and structure might be necessary in the future due to market conditions which may result from future changes in state or federal law.

     Unlike many issues of common and preferred stock and corporate bonds which are traded between brokers acting as agents for their customers on securities exchanges, such securities are customarily purchased from or sold to dealers who are selling or buying for their own account. Most tax-exempt securities are not required to be registered with or qualified for sale by federal or state securities regulators. Since there are large numbers of tax-exempt securities of many different issuers, most issues do not trade on any single day. On the other hand, most issues are always marketable, since a major dealer will normally, on request, bid for any issue, other than obscure ones. Regional municipal securities dealers are frequently more willing to bid on issues of municipalities in their geographic area.

     The structure of the tax-exempt securities market introduces its own element of risk; a seller may find, on occasion, that dealers are unwilling to make bids for certain issues that the seller considers reasonable. If the seller is forced to sell, he or she may realize a capital loss that would not have been necessary in different circumstances. Because the net asset value of a series' shares reflects the degree of willingness of dealers to bid for tax-exempt securities, the price of a series' shares may be subject to greater fluctuation than shares of other investment companies with different investment policies.

     The following is a discussion of the general factors that might influence the ability of the issuers in the various states to repay principal and interest when due on the obligations contained in the portfolio of each series. Such information constitutes only a brief summary, does not purport to be a complete description, is derived from sources that are generally available to investors and is believed to be accurate, but has not been independently verified and may not be complete. General factors may not affect local issuers, such as counties or municipalities, or issuers of revenue bonds. Furthermore, the creditworthiness of general obligations of a state generally is unrelated to the creditworthiness with respect to the state's revenue obligations, obligations of local issuers in the state or obligations of other issuers.

     In August 1996, legislation reforming the welfare system was passed by Congress. In essence, it eliminated the federal guarantee of welfare benefits and leaves the determination of eligibility to the states. The federal government will provide block grants to the states for their use in the funding of benefits. Although states are not obligated to absorb any of the reductions, they may choose to do so. The consequences of such generosity may be adverse in the event of an economic downturn or a swelling in the ranks of beneficiaries. If a state feels compelled to offset lost benefits, the net effect is merely a shifting of the burden to the state and may affect its rating over time.

     FLORIDA

     In 1980, Florida ranked seventh in population among the fifty states, having a population of 9.7 million people. By 1990, Florida ranked fourth in population among the fifty states, with a population of 12.9 million. The State has continued to grow dramatically since 1990 and, as of April 1, 2002, Florida continued to be ranked fourth in the nation, with a population of 16.66 million. During the period from 1990-2000, the population growth of Florida outpaced the population growth of the U.S. as a whole, increasing by 23.5% while the population of the U.S. as a whole grew by 13.2%.

     Between 1990 and 2000, Florida's working age population (age 18-64) increased by approximately 23.7% and the number of employed persons increased approximately 20.2%. The services sector of the State's economy continues to grow. In 2001, services constituted 37.6% of the State's total non-farm jobs, compared to 35.5% five years earlier. The total number of non-farm jobs increased 10% while jobs in services increased 17% over the same period.

     During the 1990's, Florida became a leader in high-tech industrial employment, ranking first in the Southeast and fifth in the nation by 1999, with the number of high-tech jobs increasing nearly 36% over that decade. The primary areas of the State's high-tech employment are communications services, software and computer-related services, software services, data processing and information services and communications equipment manufacturing. Florida's unemployment rate was consistently below that of the nation throughout the economic expansion of the 1980's. Because of the recession in the early 1990's, the pattern reversed. During the last several years of economic expansion, Florida's unemployment rate has again continued to be mostly below the nation's. In 2002, Florida's unemployment rate was 5.3%, compared to 5.5% for the U.S.

     South Florida, because of its location and involvement with foreign trade, tourism and investment capital, is particularly susceptible to international trade and currency imbalances and economic dislocations in Central and South America. Florida's international merchandise trade (imports and exports) totaled $70.14 billion in 2002. The State's exports declined by 6.6% and imports increased by 4.0% in 2002, while the nation's exports declined by 5.2% and imports increased by 1.9% during the same period. The State's top five exports for 2002 were machinery, electrical machinery, optical and medical instruments, motor vehicles and aircraft and spacecraft. The top five imports were motor vehicles, apparel, aircraft and spacecraft, electrical machinery and mineral fuel and oil. Florida's top five trading partners for 2002 were Brazil, the Dominican Republic, Japan, Honduras and Germany. High-Tech exports accounted for 35.6% of Florida's export sales in 2000. The central and northern portions of the State are affected by problems in the agricultural sector, particularly in the citrus and sugar industries. Short-term adverse economic conditions may be experienced by the central and northern section of Florida, and in the State as a whole, due to crop failures, severe weather conditions such as hurricanes or other agriculture-related problems. In addition, the State economy has historically been somewhat dependent on the tourism and construction industries and is therefore sensitive to trends in those sectors. Florida, as was the case for the rest of the U.S., experienced declines in the tourism sector and in other sectors as a result of the terrorist attacks of September 11, 2001.

     General revenue collections for Fiscal Year 2001-02 totaled $19,340.6 million, or $148.4 million more than the last revised estimate made prior to the end of that fiscal year by members of the State's Revenue Estimating Conference ("REC").

     In March, 2002, the REC estimated general revenue collections for Fiscal Year 2002-03 at $19,867 million. The Florida Legislature utilized this estimate when it formulated the budget for Fiscal Year 2002-03.

     Budgeted general revenue appropriations for Fiscal Year 2002-03 total approximately $20,700 million, which was to be funded by general revenue collections of $19,867 million, $297.3 million in trust fund transfers and $535.7 million from the available Working Capital Fund of $764.9 million. Budget Stabilization Fund reserves (totaling $940.9 million) were not used to achieve the balanced budget.

     The REC met again in November 2002, revised its forecast for the remainder of Fiscal Year 2002-03 and prepared a forecast for Fiscal Year 2003-04. The general revenue collection estimate for Fiscal Year 2002-03 was reduced from $19,867 million to $19,637.4 million, due mainly to the anticipated impact (a negative $222.7 million adjustment) of corporate tax legislation passed by the 2002 Legislature, and intervening changes in economic conditions, resulting in a net negative adjustment of $6.9 million. The minor change in estimates due to economic conditions resulted from lower estimated sales tax collections, which more than offset estimated increases in documentary stamp tax, corporate income tax and intangible tax collections.

     The REC met again in March, 2003 and revised its forecast for the remainder of Fiscal Year 2002-03 and for Fiscal Year 2003-04. The general revenue collection estimate for Fiscal Year 2002-03 was reduced from $19,637.4 million to $19,610.4 million, a net negative adjustment of $27 million from the November 2002 forecast. The change in estimates resulted primarily from lower estimated sales tax and estate tax collections, which more than offset estimated increases in documentary stamp tax collections and reductions in tax refunds, particularly in the area of corporate income taxes.

     Preliminary total general revenue collections for Fiscal Year 2002-03 were $19,973.4 million, $363 million more than the $19,610.4 million estimated for that period by the REC in March, 2003.

     The year-end Working Capital Fund surplus for Fiscal Year 2002-03 is projected to be $130.2 million and the amount in the Budget Stabilization Fund is expected to remain at $958.9 million.

     General Revenues in Fiscal Year 2003-04 are now expected to decrease by 1.6% from the November 2002 estimate to $20,118.7 million, which is $508 million more than the amount currently estimated to be collected in Fiscal Year 2002-03.

     On May 27, 2003, the Florida Legislature passed the General Appropriations Act setting forth the State's budget for the 2003-2004 fiscal year. Budgeted appropriations for 2003-2004 total $53.5 billion including general revenue appropriations of $21.2 billion and trust fund appropriations of approximately $32.3 billion. Total appropriations for 2003-2004 are $3.1 billion or 6.2% greater than the 2002-2003 appropriations. General revenue spending is budgeted to increase by $560 million or 2.8% over prior year general revenue spending. On June 23, 2003, the Governor approved the General Appropriations Act and delivered the related veto message detailing specific appropriations which were vetoed. The total amount of the vetoed appropriations was approximately $46.4 million comprised of approximately $2.9 million general revenue appropriations and approximately $43.5 million trust fund appropriations. The final budget is subject to downward adjustment during the fiscal year to ensure no budget shortfall occurs.

     The State's budget is required to be kept in balance from current revenues each State fiscal year. The 2003-2004 general fund budget is expected to be funded with general revenue collections of approximately $20.1 billion, "cash sweeps" of existing trust fund balances of approximately $695 million, redirection of trust fund revenues to general revenues of approximately $149 million, expected collections from a tax amnesty program of $67 million and other miscellaneous general revenues. The State's constitutionally required Budget Stabilization Fund reserve of approximately $959 million has not been used to fund the 2003-2004 budget. Additionally, the fiscal 2002-2003 year end estimated Working Capital Fund balance of $130 million is expected to increase to approximately $1,032 million by the end of fiscal year 2003-2004 due primarily to Florida's portion of additional federal aid to States contained in the recently enacted Federal Jobs and Growth Tax Relief Reconciliation Act of 2003 which was not appropriated by the current year budget.

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     Estimates are subject to risk and uncertainties which may affect actual revenue collections and cause results to differ materially from those stated. No assurance is given that actual revenue impact will not differ materially from the estimates provided.

     Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the Legislature vote to raise the limit. The revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous five years by the maximum amount of revenue permitted under the cap for the previous year. State revenues are defined as taxes, licenses, fees and charges for services imposed by the Legislature as well as revenue from the sale of lottery tickets. Included among the categories of revenues which are exempt from the proposed revenue limitation are revenues pledged to State Bonds.


     As of September 30, 2003, general obligations of the State of Florida were rated Aa2 by Moody's, AA+ by Standard & Poor's Rating Service and AA by Fitch Ratings (Fitch).


     Many factors, including national economic, social and environmental policies and conditions, most of which are not within the control of the State or local government, could affect or adversely impact on the State's financial condition.

     NEW JERSEY

     New Jersey's economy is expected to parallel national growth patterns through 2004. This is because the State's current growth prospects are hinged in large measure to current federal policies and spending initiatives. It is anticipated that the federal government's actions will assist New Jersey through increased spending on defense and homeland security, creating opportunities for the State's high-tech sector. In addition, current Federal tax cut proposals, if approved, will create a multi-billion dollar infusion in disposable income into the State's economy; a large share of which will be spent locally with projected positive effects on both employment and tax revenues. In addition, a continuation of the Federal Reserve's low interest rate policies will serve to support New Jersey's growing cluster of financial industries, extend the home purchasing and building markets and boost retail spending by increasing the consumer income of those homeowners who refinance existing mortgages.

     With the State's economy in a period of recovery, the New Jersey Council of Economic Advisors forecasts the State's Gross State Product ("GSP") to advance 4.7% in 2003 and 5.7% in 2004. These projections are for rather robust growth when compared with the 3.1% rate of GSP growth experienced in 2002. Further evidence of recovery can be seen in the State's employment figures. By the end of 2004, non-farm employment in New Jersey is expected to add approximately 90,000 jobs, contributing to a reduction in the State's unemployment rate from the 2002 rate of 5.4% down to a projected 2004 unemployment rate of 4.9%.

     New Jersey personal income grew by 2.8% in 2002, a rate which closely trailed the 3% national rate of growth for the same period. Factors which contributed to the lagging State increase include overall employment losses in the State, a stagnating New York City economy and sharp reductions in investment earnings and year-end bonuses. However, given the State's rising employment rate, New York City's continued recovery from the effects of the September 11 attacks and the improving Wall Street markets, New Jersey personal incomes are projected to increase 4% for 2003 and an additional 4.7% in 2004.

     Problem areas for the State include a continued erosion in manufacturing jobs, with a 2.6% loss forecast for 2003 and an additional 1.6% reduction expected in 2004. In addition, the Northeast Region's recent higher unemployment and slower income growth negatively affected consumer confidence and spending. These factors resulted in New Jersey's 2002 retail sales coming in as flat as compared to the previous year. Also negatively affected were the State's tourist destinations which experienced fewer out-of-state visitors. Further weak spots in New Jersey's economy are evidenced in a 5% year-over-year decline in non-residential construction and an anemic office market which has suffered from corporate layoffs, restructuring and the return of pre-leased office space onto the market as a number of companies revised their long-term office needs downward. As a result, office vacancy rates in northern New Jersey rose to approximately 15%.

     New Jersey's exporting businesses are suffering the effects of a weaker global economy, with exporting proving to be the weakest sector of the State's economy in 2002. During this year, shipments from the State's manufacturers dropped 15% compared to a 10% retreat in other Northeast states and a 7% decline nationwide. This significant decline in the State's exports is attributable in large part to the bursting technology bubble and declines in business capital spending. Through the 3rd quarter of 2002, technology exports fell 57% and machinery exports fell 19%. Continued threat of war and instability in the Middle East and political and financial turmoil in Latin America continue to reduce prospects for recovery in this sector.

     On the positive side of the ledger, the housing market in New Jersey has defied the recent recession and slow-growth recovery. In 2002, 28,000 new residential building permits were filed. This rate is projected to continue or slightly increase through 2004. The State's home-building market is benefiting from historically low mortgage rates and increased residential demand. These factors are working together to drive the State's home prices skyward, with the average value of a new residential building permit in New Jersey increasing approximately 40% over the past five years. Existing home prices also soared, with the median priced New Jersey home rising 17% in 2002 to $261,600. This rate of growth compares quite favorably to the national figures which showed a moderate 7% increase in existing home prices.

     The principal sources of State revenue are sales, corporate and personal income taxes. The Constitution of the State prohibits the expenditure of funds in excess of the State's revenues and reserves. As a result, since the Constitution was adopted in 1947, New Jersey has always had a positive undesignated fund balance in its general fund at the end of the year.

     Total revenues for fiscal year 2004 are expected to be $23.9 billion, approximately $675 million or 2.9% above the revised fiscal year 2003 anticipated total. As displayed by these projections, revenue growth in fiscal year 2004 is expected to be modest as the national economy adjusts to more sustainable long-term growth rates.

     Through the middle of October 2003, the State's general obligation bonds were rated Aa2 by Moody's and AA by both S&P and Fitch.

     NEW YORK
     The sluggish economy in the United States, caused by, among other things, scandals in the stock market, the lingering effects of the September 11, 2001 terrorist attacks and the conflict in Iraq, have affected New York's economy.

     As stated in the Comptroller's 2003 Report on the Financial Condition of New York State (the "Comptroller's Report"), the State's total personal income rose by 37.2 percent since 1995 in contrast to a 44.1 percent increase throughout the nation. Among the 50 states, New York State ranked 42nd in personal income during fiscal year 2003. In 2002, the State's per person personal income, $36,043, continued to be higher in comparison to the national average, $30,941. In 2002, with respect to per person personal income, the State ranked fifth-highest. According to the Comptroller's Report, the slowdown in personal income growth in New York State is due to New York State's dependence economically on the financial industry, which has particularly suffered the impact of, among other things, the economic slowdown throughout the country. Spending in the State totaled $89.5 billion in 2003, totaling a $4.1 billion or 4.8 percent increase from the previous year. The amount of growth in State spending of 26.1 percent since 1999, has outpaced the Consumer Price Index inflation rate of 10.7 percent and has been partially paid for by borrowing $10.5 billion since 1999, including in 2003,
$2.2 billion.   Spending by New York per person was 19.2 percent higher than the national average.

     According to the Comptroller's Report, 2003 total tax revenues amounted to $40.7 billion representing a 5.4% increase compared to 1999 tax revenues. Personal income tax and consumer taxes and fees have increased 12.3% since 1999, accounting for 38.9% of 2003 revenues. The State experienced a 13.6% decline in personal income tax revenues during fiscal year 2003, which accounts for the State's largest revenue source. This had an impact on the State's fiscal year 2003 operating results in the form of mid-year spending reductions with the goal of rebalancing spending and revenues.

     As stated in the Comptroller's Report, the "rainy day reserve" for the State has not been used, even though the State has encountered continual structural deficits, including an almost $12 billion shortfall for 18-months. Rather, the State has used unrestricted reserves, tax and fee increases, administrative and other fiscal actions to cover the shortfall.

     As indicated in the Comptroller's Report, New York State continued to have a larger amount of debt outstanding than any other State during 2002 (the second most indebted state was almost 30% less). Since 1998, total State-supported debt has increased almost 16% and has increased more than 6% in the last year. Debt outstanding is increasing at a faster rate than the growth in personal income. Budgetary action has caused debt service expenditures during the past five years to increase and decrease, as opposed to a change in the cost of debt outstanding. $591.5 million in reserve funds were released by the State in fiscal years 2000 and 2001 to pay debt service in advance.

     According to the Comptroller's Report, over the past two fiscal years, the State budget has relied on the utilization of almost $12 billion in non-recurring resources, which may impact future budget gaps. The State's use of non-recurring resources over the past two years has increased from $270 million in 2001-02 to $6.3 billion to finish the 2002-03 fiscal year in balance. Another $5.6 billion is planned to be utilized according to the
2003-04 enacted budget.   The Comptroller projects during fiscal years
2004-05 and 2005-06 out year gaps of $5.3 billion and $6.9 billion, respectively.

     According to the Comprehensive Annual Financial Report for fiscal year ended March 31, 2003, prepared by the Office of the State Comptroller (the "Comprehensive Report") the operating deficit of the General Fund is $4.2 billion. Consequently, there is an accumulated deficit of $3.3 billion in the General Fund. The state had a combined Governmental Funds operating deficit of $4.304 billion, in contrast to the preceding fiscal year in which it had a combined Governmental Funds operating deficit of $4.45 billion. Governmental Funds account for a majority of the State's operations, including Federal programs, the General Fund, debt service and capital construction.

     As reported in the Comprehensive Report, compared to $37.0 billion last year, as of March 31, 2003, the State had $39.3 billion in bonds, notes and other financing agreements outstanding, an increase of $2.3 billion. During the fiscal year ending March 31, 2003, the State issued $10.2 billion in bonds, of which $3.8 billion were for new borrowing and $6.4 billion were for refunding.

     According to the New York State 2003-04 Mid-Year Financial Plan Update ("Mid-Year Update"), dated October 28, 2003, the State's 2003-04 Financial Plan is balanced due to one-time Federal aid available, which was authorized subsequent to this year's budget enactment. However, the State continues to face a substantial gap in fiscal year 2004-05 and beyond. The Mid-Year Update indicates that the imbalance between disbursements and anticipated receipts for the upcoming fiscal year is approximately $5 billion to $6 billion. For fiscal year 2003-04, General Fund revenue estimates are estimated at $42.4 billion and General Fund spending is estimated at $42.5 billion, while State Funds revenue are estimated at $62.6 billion and State Funds spending is estimated at $62.9 billion. All Governmental Funds revenue is projected to be at $98.3 billion and All Governmental Funds spending is estimated to be at $98 billion.

     As reported in the Comptroller's Report, in 2003, the State was involved in a series of refunding transactions which refinanced parts of both the interest accrued and the principal currently due on certain refunded debt. Issuance of debt in the future includes all State-supported borrowings as indicated in the Governor's Capital Program and Financing Plan, in addition to other borrowings outside the plan for prior school aid claim liquidation and for deficit financing. After March 31, 2003, a portion of its future revenues was sold by the State to one of its component units to acquire long-term deficit financing and the State intends to acquire $4.2 billion in deficit financing. In addition, the State has also taken steps to issue $502 million in bonds to liquidate parts of its previous year unpaid school aid claims.

     As described in the Comptroller's Report, in 2003, overall capital spending was 14% higher than in 1998 ($587 million). Spending is estimated to be $4.9 billion in 2007-08 in the Capital Program and Financing Plan. As of March 31, 2003, the State reported an increase of $1.6 billion (or 2%) from the previous year in capital assets - at a total of $81.9 billion.

     The Comptroller's Report also indicates that local government debt was up $12.1 billion (or 24%) between 1997 and 2001. The State enacted a package of additional aid and new local taxes to provide the City of New York with necessary requested assistance to close its 2003-04 budget gap. Between 1989 and 2001, there was an increase (by 21.5%) of the State's real wage income; however, a real wage decline was experienced in nearly all areas of the State in 2001, caused mostly by job losses in that year.

     According to the September Cash Report released by the Office of the State Comptroller (the "September Cash Report"), General Fund personal income tax receipts, prior to transfer to dedicated funds, increased $22.0 million (.2%) from last year, consumer tax receipts were up $330.1 million (or 9.2%), and business taxes had an increase of .1% (or $1.9 million) from last year. General Fund spending is $399.6 million (or 2% higher), including transfers, than levels last year. Also according to the September Cash Report, total government receipts increased $5.3 billion (12.1 percent) from last year, while personal income tax receipts decreased $1.0 billion (8.1 percent), as did business tax revenues by $33.3 billion (1.4 percent). Federal grants were up $2.6 billion (16.0 percent).

     A report from the Chief Economist of New York on September 18, 2003, indicates that overall New York State private employment decreased 0.5 percent since last year, in comparison to a 0.4 percent decline nationwide during the same time period. Most of the job decrease in New York City, 34,100 (or 1.1%), was due to the impact of the events on September 11, 2001. 1,700 private sector jobs were gained outside of New York City.

     As of June, 2003, Standard & Poor's rated New York's outstanding general obligation bonds AA with a negative outlook, and as of October, 2003, rated New York City's outstanding general obligation bonds A with a stable outlook.

     As of June 2003, Moody's rated the State's outstanding general obligation bonds AA with a stable outlook and as of October 2003, rated New York City's outstanding general obligation bonds AA with a negative outlook.

     PENNSYLVANIA

     The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. It is the headquarters for many major corporations. Pennsylvania had historically been identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, which includes trade, medical, and health services, education and financial institutions. Pennsylvania's work force is estimated at 5.7 million people, ranking as the sixth largest labor pool in the nation.

     The Commonwealth uses the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service and all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

     In February 2003 the Commonwealth issued its Comprehensive Annual Financial Report (CAFR") for the fiscal year ended June 30, 2002. The CAFR for fiscal 2002 incorporates several new accounting and reporting standards that affect the comparability of financial information for that fiscal year to GAAP basis financial information reported for fiscal years prior to the adoption of the new standards. The CAFR for fiscal 2002 also provides a new presentation of government-wide financial statements that are intended to provide an all-encompassing view of a government's financial condition and activities.

     Slower than projected growth in the national economy contributed to a shortfall of Commonwealth revenues in fiscal 2003. General Fund collections were $497.6 million (2.3%) below estimate at the end of the fiscal year. Both Governor Rendell and former Governor Schweiker had taken actions to reduce fiscal 2003 expenditures, and Governor Rendell has taken other actions to maintain an unappropriated surplus balance at the 2003 fiscal year end.

     During the five-year period from fiscal year 1998 through fiscal year 2002, total revenues and other sources increased by an average of 4.7 percent annually. Tax revenues during this same period increased by an annual average of
2.1 percent. Recent slow economic growth and the resulting slow growth for tax revenues caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund for fiscal year 2002. Operating transfers, transfers from components and other additions totaled $474.1 million in fiscal year 2002, an increase of $395.8 million from the prior fiscal year.

     Expenditures and other uses during the fiscal years 1998 through 2002 rose at an average annual rate of 6.5 percent. Comparison of expenditures by individual category in fiscal year 2002 to prior fiscal years is not reliable due to a change to the definitions for these expenditure categories in fiscal year 2002.

     Beginning with fiscal year 1999, the Tax Stabilization Reserve Fund balance and certain other amounts previously reported as "unreserved-designated" in the fund balance were reclassified as reserved balances and placed in the "reserved for advances and other" category to more accurately reflect their status.

     The fund balance at June 30, 2002 totaled $2,902.4 million, a decrease of $1,582.7 million from the balance at June 30, 2001 (restated). The transfer of $853.9 million of accumulated tobacco settlement receipts and associated investment earnings to the Tobacco Settlement Fund, a special revenue fund (reported for GAAP purposes as a governmental fund) accounts for a major portion of the General Fund's decline in fund balance. The fiscal year 2002 yearend unreserved-undesignated portion of the fund balance was $1,483.3 million, $41.5 million below the amount recorded for fiscal year 2001.


     Largely due to the effects of the national recession on tax and other receipts, actual fiscal year 2002 revenues were below estimate by 5.9% or $1.268 billion. Total fiscal year 2002 revenues net of reserves for tax refunds and including intergovernmental transfers were $19,642.3 million. Actual expenditures from fiscal year 2002 appropriations were 1.2% below the original appropriated levels. Total expenditures net of appropriation lapses and including intergovernmental transfers totaled $20,870.4 million. An unappropriated surplus balance at the close of the fiscal year was maintained by the transfer of the $1,038 million balance of the Tax Stabilization Reserve Fund to the General Fund and a partial draw down of the $336.5 million General Fund balance at the beginning of the fiscal year. The unappropriated balance at the close of the 2002 fiscal year was $142.8 million.

     Commonwealth tax revenues for the fiscal year declined 2.6% from fiscal year 2001 tax receipts, the first year over year decrease in tax receipts since fiscal year 1962, largely due to the national economic recession during the 2002 fiscal year. Most major tax categories experienced collections below their budget estimate. Non-tax revenue receipts were $155.4 million (24.2%) below the estimate for fiscal year 2002, led by a decline in miscellaneous revenues, primarily earnings on investments. Reserves for tax refunds in fiscal year 2002 were $967.2 million, an increase of 11.2% over fiscal year 2001 reserves. Recent tax and tax rate changes are believed to contribute to the growth rate in refunds. Actual tax refunds in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried forward from one fiscal year to the next to decline. At the end of fiscal year 2002, approximately $151 million of reserves were available for making tax refunds in the following fiscal year. Expenditures of Commonwealth revenues during fiscal year 2002, including supplemental appropriations, intergovernmental transfers and net of appropriation lapses, were $20,874.4 million, representing a 4.5% increase over the prior fiscal year. A total of $457.4 million of appropriations were lapsed during fiscal year 2002 as part of a comprehensive effort to limit spending growth in response to decreased revenues resulting from the national recession.


     For GAAP purposes, total assets (on a net basis) decreased by $490.3 million to $7,692.9 million. Liabilities increased by $1,092.4 million to $4,790.6 million largely because of a mandatory offsetting change in deferred revenues related to how taxes receivable are reported.

     The slowing national economy led to lower tax revenue collections during fiscal year 2002. Total tax revenue collections actually declined during the fiscal year, compared to the prior year, and actual tax collections were $1 billion below the final budgeted revenue estimate. Executive controls over budgetary spending helped overcome the tax revenue shortfall during fiscal year 2002.

     The General Fund reported a $1.6 million decrease in total fund balance during the fiscal year. The General Fund total fund balance decrease includes the transfer of $853.9 million to the new Tobacco Settlement Fund. In addition, on a net basis, die General Fund transferred $461 million to other funds and provided almost $787 million to component units, organizations that are legally separate from the Commonwealth's primary government, but for which elected officials are financially accountable. Before transfers, the General Fund reported revenues over expenditures of almost $515 million. The General Fund unreserved, undesignated fund balance decreased during the fiscal year by $41.5 million.

     The expected budget for fiscal year 2003 was based on an estimated 1.8% increase for Commonwealth revenues before accounting for any changes in tax and revenue provisions. After adjustments for various tax rate and tax base changes and special fund transfers and non-tax revenue changes enacted for the fiscal year 2003 budget, total Commonwealth revenues were projected to increase by 8.7% over fiscal year 2002 actual receipts and total $21,812.1 million. The tax revenue component of Commonwealth revenues was estimated to rise 7.3% above fiscal year 2002 receipts. Approximately two-thirds of this expected increase in tax revenues is due to the various tax rate and tax base changes enacted for the fiscal year 2003 budget.

     The fiscal year 2003 estimate for Commonwealth revenues was prepared in June 2002 at the time of budget enactment based upon an economic forecast for national real gross domestic product to grow at a 3.9% rate from the second quarter of 2002 to the second quarter of 2003. The forecast anticipated that economic growth would recover from the 2001-2002 recession at a pace below that which normally follows a recession. Inflation was expected to be low for fiscal year 2003 and unemployment levels are believed to have peaked in the second quarter of 2002. Trends in the Pennsylvania economy were expected to maintain their current close association with national economic trends. Personal income growth in Pennsylvania was anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate was anticipated to be close to the national rate. The enacted fiscal year 2003 budget provided $20,713.8 million of appropriations from Commonwealth revenues, a 0.4% decrease from fiscal year 2002 appropriations. $300 million is appropriated from the General Fund for transfer to the newly created Budget Stabilization Reserve Fund, successor to the Tax Stabilization Reserve Fund.

     Economic growth in the nation and the state has not achieved the projections used to estimate fiscal year 2003 revenues. At June 30, 2003 (the end of the fiscal year), General Fund collections were $497.6 million (2.3%) below estimate and expenditure from fiscal 2003 appropriations were 1.2% below the original appropriation levels.

     The Governor proposed a fiscal year 2004 budget to the General Assembly in March 2003. The proposed budget recommended appropriations totaling $22.6 billion of Commonwealth revenues against estimated current law revenues and proposed revenue measures, net of tax refunds of $22.6 billion. The Governor's proposed budget included $2.8 billion of tax, fee and other revenue increases requiring legislative approval, including the transfer of the expected $330 million balance in the Tobacco Settlement Fund reserve account to the General Fund. Under current law, approval of that transfer requires legislative approval with a two-thirds majority.

     In his budget the Governor proposed two major program expansions. In education the Governor proposes to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth. The proposal expects to increase the Commonwealth's subsidy of local public school costs to 50 percent of total costs in aggregate. Funds for the increased subsidy amount and for additional funding to local school districts to improve student achievement are proposed to be funded from taxes realized from the legalization of slot machines at racetracks in the state, an increase in the state personal income tax of 0.65 percentage points and other tax rate and fee increases. In addition to the 0.65 percentage point increase in the state personal income tax rate proposed for education, the Governor proposed an additional 0.3 percentage point increase to the tax rate in support for general budget expenses. Together, the proposed tax rate increases would raise the personal income tax rate to 3.75 percent, to be effective as of July 1, 2003.

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     The Governor also proposed an economic stimulus plan for the
Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects within the state. Investments are to be directed to blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses. The funding for the economic stimulus program is proposed to come from $1.5 billion of debt issued over more than three fiscal years. The proposed debt would be composed of $0.5 billion of capital budget debt in addition to that anticipated to support the current capital budget program and $1.0 billion of debt to be repaid from annual budget appropriations.

     The General Assembly enacted portions of the Governor's budget proposal but has not yet approved any of the proposed tax, fee or other revenue proposals nor any of the education or economic development program expansions requested by the Governor. The Governor's remaining proposals are now being considered by the General Assembly. The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law.

     According to a News Release dated September 29, 2003 from Secretary of Revenue Gregory C. Fajt, the state collected $1.9 billion in General Fund revenue in September, $115.7 million or 6.4% more than anticipated. Fiscal year-to-date General Fund collections total $4.8 billion, which is $134.9 million or 2.9% above estimate. However, both Secretary Fajt and Secretary of the Budget Michael Masch remain cautious about the Commonwealth's economic outlook for the fiscal year.

     The current constitutional provisions relating to Commonwealth debt permit the issuance of the following types of debt; (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenue of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Outstanding general obligation debt totaled $6,059.3 million at June 30, 2003.


     Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania Housing Financing Agency, a state-created agency which provides financing for housing for lower and moderate income families, and the Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.

     The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some of these leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

     In addition, certain Commonwealth-created organizations have statutory authority to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by the assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering state employees, public school employees and employees of certain state-related organizations.


     Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 1990s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.1% in 1993. The resumption of faster economic growth resulted in an annual decrease in the Commonwealth's unemployment rate to 4.7% in 2001. From 1998 through 2001, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States.

     The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired in 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired in 1995. Its ability to refund existing outstanding debt is unrestricted.

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     Pennsylvania municipalities and school districts are, with certain limitations, authorized to impose a variety of taxes. The real estate tax is the only tax authorized by law to be levied by all classes of local government in the state. Thus, property owners generally pay real estate taxes to three independent authorities--the county, the municipality and the school district.

     The Local Tax Enabling Act applicable to almost all political subdivisions in Pennsylvania, gives local governments (other than counties) and school districts in Pennsylvania a broad range of non-real estate tax sources. The taxes commonly in use include the earned income or wage tax, per capita taxes, occupation taxes, occupational privilege taxes, real estate transfer taxes, amusement and admission taxes and business gross receipts taxes (although the authority of political subdivisions to impose new business gross receipts taxes is limited). Counties are also permitted to impose intangible personal property taxes.

     In addition, the City and School District of Philadelphia have separate taxing authority to impose a variety of business taxes, wage taxes, income and other various taxes.

ADDITIONAL ISSUERS

     GUAM
     Guam is the westernmost territory of the United States and the largest island of the Mariana archipelago. The island covers 212 square miles and is located about 3,700 miles west-southwest of Honolulu. In recent years there has been an effort to change the territory's status to that of commonwealth. Ultimate authority rests with the United States Congress.

     Tourism is the primary driver of Guam's economy. Although there has been some reduction in military personnel located there, Guam provides an important strategic outpost for the United States military. About one-third of the island is under the control of our military. The island serves as a transshipment distribution center for trade among its neighboring islands. Guam is subject to typhoons and tropical storms, and occasionally, seismic activity.

     According to preliminary census numbers, Guam's population was 154,623 in 2000. This represents a 16.1% increase from the 1990 Census. About three-fourths of the workforce is employed in the private sector. In 2000, federal employment dropped 30% as a result of outsourcing and general military downsizing. Unemployment spiked up after Typhoon Paka, rising 6.3 percentage points to 14% in 1999. In 2000, it inched up to 15.3%. Gross Island Product rose 1.5% to $3.066 billion in 1999, reversing a 1.9% decline registered the previous year.

     Tourism has been affected by ongoing economic weakness in Asia. More recently, its tourist industry has suffered from reduced air travel post the September 11, 2001 terrorist attacks.

     Guam has a weak financial picture. This is primarily due to the narrowly based economy and its susceptibility to occasional violent weather conditions. However, efforts have been made to expand the economic base through the implementation of policies designed to attract financial services, insurance and telecommunications.


     In May of 2003, Standard & Poor's lowered its rating for Guam from BB to B citing its tourism-concentrated economy, weak finances, and high debt burden.


     PUERTO RICO
     Puerto Rico, the fourth largest Caribbean island, enjoys commonwealth status with the U.S. as a result of Public law 600, enacted by the U.S. Congress in 1950 and affirmed by a referendum in 1952. Residents of Puerto Rico are U.S. citizens. Puerto Rico's voters rejected U.S. statehood for the second time in six years in a local plebiscite held in December 1998. There are two major political parties: the Popular Democratic Party (favors continued Commonwealth status) and the New Progressive Party (favors statehood). The Popular Democratic Party captured 48.6% of the vote in 2000 versus 45.7% for the New Progressive Party.

     Puerto Rico's economy is closely tied to that of the United States mainland. Approximately 88% of Puerto Rico's exports were sent to the United States, which in turn accounted for 56% of the island's imports. The two mainstays of the economy are manufacturing and services. The manufacturing component of the economy has changed over the years and now is characterized as one whose industries pay higher wages via high technology, pharmaceuticals, electronics, computers and professional and scientific instruments sectors. The services sector includes finance, insurance, real estate, wholesale and retail trade, and hotel and related services. The Commonwealth has been active in providing tax and other incentives for manufacturing firms to locate/operate on the island.


     During the 1998-2001 period, gross product registered 2.97% average annual gains. Preliminary results for fiscal year 2002, indicate a decline of 0.2% versus an increase of 0.7% for the mainland. Government-sponsored economic development programs, increased levels of federal transfers, low interest rates, and favorable oil prices drove this strong growth. Puerto Rico's finances have been stressed due to the economic slowdown and increased expenses. To alleviate this problem, the

Commonwealth has refunded and stretched much of its debt in order to attain short-term budget relief. The consequence of this action is to reduce financial flexibility on a going-forward basis.

     Puerto Rico typically endures higher rates of unemployment than does the mainland. Importantly, the rate of unemployment declined from 13.8% in 1996 to 10.5% in 2001. However the tax reversed and in June 2003 was 12.1%.

     Services represent the second largest sector of the economy. Tourism is a major aspect of this sector, as a result of the events 9/11 and the economic slowdown. The number of visitors declined 11% from 2001 to 2002. San Juan is the largest homeport for cruise ships in the Caribbean and the second largest homeport for cruise ships in the world. Generally, cruise ship passengers arrive and depart for cruise vacations by air.


     In terms of debt and finances, Puerto Rico typically shoulders a high debt burden. It must be noted, however, that a majority of capital expenditures are borne by the Commonwealth versus the mainland where political subdivisions incur substantial capital expenses. The Commonwealth's financial picture fluctuates with overall economic activity on the mainland. Therefore, the current year's budget may be adversely affected by the reduced rate of economic activity not only in the United States, but also in many parts of the world.


     As of October 2003, Moody's and Standard & Poor's rate the Commonwealth's general obligation debt Baa1 and A, respectively.


     UNITED STATES VIRGIN ISLANDS

     The Virgin Islands, comprised of St. Thomas, St. Croix and St. John, form an incorporated territory of the United States and has a population of 109,343 according to the 2001 Population Survey. The residents were granted a measure of self-government by the Organic Act, as revised in 1954. The Virgin Islands are heavily dependent on links with the U.S. mainland and more than 90% of the trade is conducted with Puerto Rico and the United States.

     The Territorial Government plays a vital role in the economy of the Virgin Islands. Since governmental services must be provided on three separate islands, the duplication of effort results in an unusually large public sector. Federal and local government constituted about 30% of all nonagricultural jobs in 2002. In 2002, federal government jobs remained relatively unchanged at 905 and Territorial Government jobs declined by 9% to 11,711 from 12,880 in 1998.

     Tourism is the predominant source of employment and income of the Virgin Islands. After experiencing four consecutive years of growth and a record 2.1 million visitors in 1998, activity in the tourism sector slowed in 1999 mainly due to a reduction in the number of cruise ship calls. In 1999, the Virgin Islands recorded 2.0 million visitors, a decrease of about 8% over the 1998 total. This decrease was mainly due to a drop in cruise ship passenger arrivals that totaled 1.4 million in 1999, representing a decrease of 13% over the 1998 total of 1.6 million. Cruise ship business declined because of damage caused by hurricanes. In 2001 visitors increased to 2.5 million, up 4% and 27% from 2000 and 1999, respectively. In 2002, visitors declined 6.6% in the aftermath of 9/11.

     In 1999 the Virgin Islands issued approximately $300 million in Gross Receipts Tax bonds. These bonds were issued to fund the Islands' substantial accumulated deficit. Among the conditions attendant to this program was a Memorandum of Understanding with the US Department of the Interior, which among other things, required a multi-year plan of balanced budgets (absent extenuating circumstances). In 2003 the Virgin Islands Water and Power Authority issued $70 million Electric System Revenue Bonds that were insured by AMBAC and as such received AAA ratings from the three major rating agencies.

     As of October 31, 2003, S&P assigned no general obligation/issuer-level rating to the Virgin Islands as a whole. However, its Gross Receipts Taxes bonds issued in 1999 carry a BBB- rating by S&P. The underlying ratings for the Electric Bonds are BBB, Baa3, and BBB-, by Fitch, Moody's and S&P respectively.


PUT OPTIONS

     Each series may acquire put options (puts) giving the series the right to sell securities held in the series' portfolio at a specified exercise price on a specified date. Such puts may be acquired for the purpose of protecting the series from a possible decline in the market value of the securities to which the put applies in the event of interest rate fluctuations and, in the case of liquidity puts, to shorten the effective maturity of the underlying security. The aggregate value of the premiums paid to acquire puts held in a series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of such series. The acquisition of a put may involve an additional cost to the series compared to the cost of securities with similar credit ratings, stated maturities and interest coupons, but without applicable puts. This increased cost may be paid by way of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

     In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, each series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades (two highest grades for the money market series) as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four (or two for the money market series) highest quality grade of such rating services; (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO or (4) for the money market series, the put is unrated, but (i) the put is written by a person that, directly or indirectly, controls, is controlled by or is under common control with the issuer of the underlying security (other than a sponsor of a special purpose entity with respect to an asset backed security), (ii) the put relates to a fully collateralized repurchase agreement, (iii) the put is backed by the U.S. Government or (iv) the put is not relied upon for quality, maturity or liquidity purposes.

     One form of transaction involving liquidity puts consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically adjusted so that the bond/tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations and the Fund may purchase such obligations subject to certain conditions specified by the Commission.

     LIQUIDITY PUTS. Each series may purchase and exercise puts on municipal bonds and notes. Puts give the series the right to sell securities held in the portfolio at a specified exercise price on a specified date. Puts may be acquired to reduce the volatility of the market value of securities subject to puts. The acquisition of a put may involve an additional cost to a series compared to the cost of securities with similar credit ratings, stated maturities and interest coupons but without applicable puts. This increased cost may be paid either by way of an initial or periodic premium for the put or by way of a higher purchase price for securities to which the put is attached. In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, each series will acquire a put only under the following circumstances: (1) the put is written by the issuer of the underlying security and the security is rated within the quality grades in which the series is permitted to invest; (2) the put is written by a person other than the issuer of the underlying security and that person has securities outstanding which are rated within the quality grades in which the series is permitted to invest; or
(3) the put is backed by a letter of credit or similar financial guaranty issued by a person having securities outstanding which are rated within the quality grades in which the series is permitted to invest.

     Puts will be valued at an amount equal to the difference between the value of the underlying security taking the put into consideration and the value of the same or a comparable security without taking the put into consideration.

HEDGING AND RETURN ENHANCEMENT STRATEGIES


     Each series (other than the money market series) is authorized to purchase and sell certain derivatives, including financial futures contracts (futures contracts), options on futures contracts, interest rate swaps, total return swaps and index swaps, for the purpose of attempting to hedge its investment in municipal obligations against fluctuations in value caused by changes in prevailing market interest rates, attempting to hedge against increases in the cost of securities the series intends to purchase and in certain cases, attempting to enhance return. A series, and thus an investor, may lose money through unsuccessful use of these strategies. The successful use of futures contracts, options on futures contracts, interest rate swaps, total return swaps and index swaps by a series involves additional transaction costs, is subject to various risks and depends upon the investment adviser's ability to predict the direction of the market and interest rates. A series' ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, a series may use them to the extent consistent with its investment objective and policies.

     Each series engaging in futures contracts and options thereon as a hedge against changes resulting from market conditions in the value of securities which are held in the series' portfolio or which the series intends to purchase will do so in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The series also intend to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the series. In addition, a series may not purchase or sell futures contracts or purchase or sell options thereon if, immediately thereafter, the sum of initial and net cumulative variation margin on outstanding futures contracts and sold options thereon, together with premiums paid on purchased options thereon, would exceed 20% of the investable assets of the series. There are no limitations on the percentage of a portfolio which may be hedged and no limitations on the use of a series' assets to cover futures contracts and options thereon, except that (i) the aggregate value of the obligations underlying put options sold by a series will not exceed 50% of a series' assets and (ii) a series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the series.

     FUTURES CONTRACTS. A futures contract that provides for cash settlement obligates the party to the contract to deliver to the other party to the contract cash equal to a specific dollar amount times the difference between the value of the underlying fixed-income security or index at the time of settlement or offset of the contract and the price at which the agreement is made. A futures contract that provides for physical settlement obligates the party to the contract to deliver to the other party to the contract the underlying fixed-income security in exchange for the price at which the agreement is made. Although some interest rate futures contracts call for actual delivery or acceptance of debt securities at settlement, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. A series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

     Each series (except for the money market series) may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and, to a certain extent, guarantees that open futures contracts will be closed.


     A series neither pays nor receives money upon the purchase or sale of a futures contract. Instead, when the futures contract is entered into, each party deposits with a broker or in a segregated account approximately 5% of the contract amount, called the initial margin. Initial margin in futures transactions is different from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to a series upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market".

     When a series purchases a futures contract, it will maintain an amount of cash or other liquid assets, marked-to-market daily, in a segregated account, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. A series that has sold a futures contract may cover that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. A series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

     Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury Bonds and Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. Each series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indexes and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging investments in municipal obligations.

     FUTURES CONTRACTS ON 10-YEAR INTEREST RATE SWAPS (SWAP FUTURES)

     Swap Futures, introduced by the Chicago Board of Trade in October 2001, enable purchasers to cash settle at a future date at a price determined by the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S. dollar interest rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the
H. 15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.

     The $100,000 par value trading units of Swap Futures represent the fixed-rate side of a 10-year interest rate swap that exchanges semiannual fixed-rate payments at a 6% annual rate for floating-rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.

     The structure of Swap Futures blends certain characteristics of existing over-the-counter (OTC) swaps and futures products. Unlike most swaps traded in the OTC Market that are so-called `par' swaps with a fixed market value trading on a rate basis, Swap Futures have fixed notional coupons and trade on a price basis. In addition, Swap Futures are constant maturity products that will not mature like OTC swaps, but rather represent a series of 10-year instruments expiring quarterly.

Because Swap Futures are traded on an exchange, there is minimal counterparty or default risk, although, like all futures contracts, a series could experience delays and/or losses associated with the bankruptcy of a broker through which a series engages in futures transactions. Investing in Swap Futures is subject to the same risks of investing in futures, which are described below.

     Each series (except for the money market series) may invest in Swap Futures for hedging purposes only.


     OPTIONS ON FUTURES CONTRACTS. Each series (other than the money market series) may purchase put and call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. Each series will use options on futures in connection with hedging strategies.

     An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently, options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indexes on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option on a future may terminate his or her position by selling or purchasing (respectively) an option of the same series. There is no guaranty that such closing transactions can be effected.


     When a series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When a series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option.


     LIMITATIONS ON PURCHASE AND SALE. Each series will limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission Rule 1.3(z)):

     (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the series' portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) or

     (ii) the aggregate net "notional value" (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the series has entered (determined at the time the most recent position was established) into does not exceed the liquidation value of the series' portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the series has entered into.

     With respect to long positions assumed by a series, the series will segregate an amount of cash or other liquid assets, marked-to-market daily so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts and thereby insures that the use of futures contracts is unleveraged. Each series will continue to invest at least 80% of its investable assets in municipal obligations except in certain circumstances, as described in its Prospectus under "How the Series Invests-Investment Objective and Policies." In addition, a series may not purchase or sell futures contracts or purchase or sell options thereon if, immediately thereafter, the sum of initial and net cumulative variation margin on outstanding futures contracts and sold options thereon, together with premiums paid on purchased options thereon, would exceed 20% of the total assets of the series. There are no limitations on the percentage of a portfolio which may be hedged and no limitations on the use of either series' assets to cover futures contracts and options thereon, except that (i) the aggregate value of the obligations underlying put options sold by a series will not exceed 50% of a series' assets and (ii) a series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the series. As discussed above, a series may invest in Swap Futures for hedging purposes only.

     NO COMMODITY POOL OPERATOR REGISTRATION OR REGULATION. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (CEA) and therefore, is not subject to registration or regulation as a pool operator under the CEA.


SWAP TRANSACTIONS


     Each Series (other than the New Jersey Money Market Series and New York Money Market Series) may enter into swap transactions, including interest rate, index and total return swap agreements. These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Series than if the Series had invested directly in an instrument that yielded that desired return. Investments in total return and index swaps are limited to 15% of a Series' investable assets, as applicable.

     Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount", that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments.

     Most swap agreements entered into by a Series would calculate the obligations of the parties to the agreement on a "net basis." Consequently a Series' current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid, or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Series' current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.



     To the extent that a series enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the series' obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and each series believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, each series will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, each series expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. A series will enter into swaps only with parties meeting creditworthiness standards approved by the series' Board of Trustees. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Trustees.

     For purposes of applying a series' investment policies and restrictions (as stated in the Prospectus and SAI) swap agreements are generally valued by a series at market value. The manner in which certain securities, or other instruments are valued by a series for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     Whether a series' use of swap agreements will be successful in furthering its investment objective will depend on the investment advisers ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

     A series will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the series' repurchase agreement guidelines). Certain restrictions on the series by the Internal Revenue Code may limit the series' ability to use swap agreements. It is possible that developments in the swap market, including potential government regulation, could adversely affect the series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible contract participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not be executed or transacted on a trading facility.

     INTEREST RATE SWAP TRANSACTIONS. Each series (other than the New Jersey Money Market Series and the New York Money Market Series) may enter into interest rate swaps. Interest rate swaps involve the exchange by a series with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. Each series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the series anticipates purchasing at a later date. Each series may enter into interest rate swaps for credit enhancement or to hedge its portfolio.

     Each series (other than the New Jersey Money Market Series and the New York Money Market Series) may enter into interest rate swaps traded on an exchange or in the over-the-counter market. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the series is contractually obligated to make. If the other party to an interest rate swap defaults, the series' risk of loss consists of the net amount of interest payments that the series is contractually entitled to receive. The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the series would diminish compared to what it would have been if this investment technique was never used.

     A series may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the series anticipates buying. If the series purchases an interest rate swap to hedge against a change in an interest rate of a security the series anticipates buying, and such interest rate changes unfavorably for the series, then the series may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.

     A series may enter into interest rate swap transactions (including interest rate swaps with embedded options) on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities.

     TOTAL RETURN & INDEX SWAPS. Each series (other than the New Jersey Money Market Series and the New York Money Market Series) may enter into total return and index swaps. Total return and index swaps are used as substitutes for owning the physical securities that comprise a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available, such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the series with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. For example, a Series can gain exposure to the broad mortgage sector by entering into a swap agreement whereby the Series receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the three-month LIBOR. This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index. Total return swaps provide a series with the opportunity to actively manage the cash maintained by the Series as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.

     See "Risks of Hedging and Return Enhancement Strategies" for additional risks associated with swap transactions.


RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES


     Participation in the swap, options or futures markets involves investment risks and transaction costs to which a series would not be subject absent the use of these strategies. Each such series, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the series may leave the series in a worse position than if such strategies were not used. Risks inherent in the use of swaps, futures contracts and options on futures contracts include (but are not limited to) (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of swaps, options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the fund to sell a portfolio security at a disadvantageous time, due to the need for the series to maintain cover or to segregate securities in connection with hedging transactions. See "Swap Transactions" for additional risks associated with swap transactions.


     A series may sell a futures contract to protect against the decline in the value of securities held by the series. However, it is possible that the futures market may advance and the value of securities held in the series' portfolio may decline. If this were to occur, the series would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

     When a series purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the series' portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.


     There may exist an imperfect correlation between the price movements of futures contracts purchased by the series and the movements in the prices of the securities which are the subject of a hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make a fake delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.


     The risk of imperfect correlation increases as the composition of a series' securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.


     Pursuant to the requirements of the CEA, all futures contracts and options thereon must be traded on an exchange. Each series intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The series' ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the series generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the series maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the series would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell underlying securities until the option expired or was exercised or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the series had written and which the series was unable to close, the series would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.


     Successful use of futures contracts by a series is subject to, among other things, the ability of the series' investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if a series has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, a series will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if a series has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A series may have to sell securities at a time when it is disadvantageous to do so.

     Exchanges on which futures and related options trade may impose limits on the positions that a series may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the series may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.


     If a Series maintains a short position in a futures contract, it will cover this position by segregating cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by an offsetting position such as owning the securities underlying the futures contract, or by holding a call option permitting the series to purchase the same contract at a price no higher than the price at which the short position was established. If a series holds a long position in a futures contract, it will segregate cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit). Alternatively, the series could cover its long position with an offsetting position such as by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the series.


     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the series has insufficient cash, it may be disadvantageous to do so. In addition, the series may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the series' ability to effectively hedge its portfolio.

     In the event of the bankruptcy of a broker through which the series engages in transactions in futures or options thereon, the series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the series only with brokers or financial institutions deemed credit worthy by the investment adviser.


     RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of futures contracts, the purchase of put options on futures contracts involves less potential risk to a series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a futures contract would result in a loss to a series when the sale of a futures contract would not, such as when there is no movement in the price of the debt or index underlying the futures contract.

     An option position may be closed out only on an exchange which provides a market for an option of the same series. As described above, although a series generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option, or at any particular time, and for some options, no market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

     Reasons for the absence of a liquid market on an exchange include the following: (1) there may be insufficient trading interest in certain options,
(2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (5) the facilities of an exchange may not at all times be adequate to handle current trading volume or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the market on that exchange in options (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.


     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

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HIGH YIELD (JUNK) DEBT SECURITIES

     Each series (other than the money market series) may also invest up to 30% of its investable assets in tax-exempt securities rated below Baa by Moody's or below BBB by S&P, or a comparable rating of another NRSRO or, if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Prospectuses. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield (Junk) Debt Securities" below. Subsequent to its purchase by the series, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the series should continue to hold the security in its portfolios. Many issuers of lower-quality bonds choose not to have their obligations rated and the series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.


     RISK FACTORS RELATING TO INVESTING IN HIGH YIELD (JUNK) DEBT SECURITIES. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower-rated or unrated (I.E., high yield) securities, commonly known as junk bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Lower-rated and comparable unrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Fluctuations in the prices of fixed-income securities may be caused by, among other things, the supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the series' net asset value. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the series' portfolio. The achievement of the series' investment objective may be more dependent on the investment adviser's credit analysis and rating assignment than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield securities. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable unrated securities and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time. Under circumstances where the series owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value high-yield securities than more highly rated securities.


     An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Furthermore, changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. In addition to the risk of default, there are the related costs of recovery on defaulted issues. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and the investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the series' NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the series, this may prevent the series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.

     Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the series may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the series to the risks of high yield securities.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the series may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which, as a general rule, fluctuate in response to the general level of interest rates.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     Each series may purchase tax-exempt securities on a when-issued or delayed-delivery basis. When tax-exempt securities are offered on a when-issued or delayed-delivery basis, the payment obligation and the interest rate that will be received on the tax-exempt securities are each fixed at the time the buyer enters into the commitment, but delivery and payment for the securities takes place at a later date. The purchase price for the security includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the series until delivery and payment take place. Although a series will only purchase a tax-exempt security on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, the series may sell these securities before the settlement date if it is deemed advisable.

     Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, I.E., experiencing both appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a series remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed-delivery basis, the market value of the series' assets will vary to a greater extent than otherwise. Purchasing a tax-exempt security on a when-issued or delayed-delivery basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. As a result, the price that a series is required to pay on the settlement date may exceed the market value of the security on that date.

     At the time a series makes the commitment to purchase a municipal obligation on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the obligation, each day, in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the series. If a series chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

     A segregated account of each series consisting of cash or other liquid assets equal to the amount of the when-issued and delayed delivery commitments will be established and marked to market daily, with additional cash or other assets added when necessary. When the time comes to pay for when-issued or delayed delivery securities, the series will meet their respective obligations from then available cash flow, sale of securities held in a separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the series' payment obligations). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not exempt from state or federal income taxes. See "Taxes, Dividends and Distributions" below. If the seller defaults in the sale, a series could fail to realize the gain, if any, that had occurred.


     Each series (other than the money market series) may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Board. The Fund has obtained a ruling from Florida authorities that such municipal forward contracts qualify as assets exempt from the Florida intangibles tax.


INSURANCE

     Each series may purchase insured municipal obligations. Insured municipal obligations may be insured either (i) under a new issue insurance policy obtained by the issuer or underwriter of a bond or note or (ii) under a secondary market insurance policy on a particular bond or note purchased either by the Fund or a previous bondholder or noteholder.

     Each series may purchase secondary market insurance on securities. Secondary market insurance would be reflected in the market value of the security purchased and may enable a series to dispose of a defaulted obligation at a price similar to that of comparable securities which are not in default.

     Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the securities held by a series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, that is, the market value, of the securities caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the series. The ratings of insured municipal obligations depend, in substantial part, on the creditworthiness of the insurer; thus their value will fluctuate largely on the basis of factors relating to the insurer's ability to satisfy its obligations, as well as on market factors generally. New issue insurance is obtained by the issuer or underwriter upon issuance of a bond or note, and the insurance premiums are reflected in the price of such bond or note. Insurance premiums with respect to secondary insurance may, on the other hand, be paid by a series. Premiums paid for secondary market insurance will be treated as capital costs, increasing the cost basis of the investment and thereby reducing the effective yield of the investment.

MUNICIPAL LEASE OBLIGATIONS


     Each series may invest in municipal lease obligations. A municipal lease obligation is a municipal security the interest on and principal of which is payable out of lease payments made by the party leasing the facilities financed by the issue. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (for example, schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Board. See "Illiquid Securities" below.

     In addition to the risks relating to municipal obligations, municipal lease obligations also expose each series to abatement risk. Abatement risk is the risk that the entity leasing the equipment or facility will not be required to make lease payments because it does not have full use and possession of the equipment or facility.


MUNICIPAL ASSET-BACKED SECURITIES

     Each series may invest in municipal asset-backed securities. A municipal asset-backed security is a debt or equity interest in a trust, special purpose corporation or other pass-through structure, the interest or income on which generally is eligible for exclusion from federal income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

OBTAINING SECURITIES RATINGS

     Each series may obtain a rating for unrated securities that the series owns if, in the investment adviser's judgment, liquidity or pricing of the security would be improved if the security was rated. Ratings will be obtained only from an NRSRO. Assets of the series may be used to pay an NRSRO in connection with obtaining such ratings. Each series may use up to 5% of its assets to obtain ratings for unrated securities that it owns.

ZERO COUPON MUNICIPAL BONDS

     A series may invest in zero coupon municipal bonds. Zero coupon municipal bonds do not pay current interest but are purchased at a discount from their face values. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. Zero coupon municipal bonds do not require the periodic payment of interest. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Because a series accrues income which may not be represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to the series.

     There are certain risks related to investing in zero coupon securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities become even less liquid. In addition, as these securities do not pay cash interest, a series' investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in a series' portfolio.

ILLIQUID SECURITIES

     A series may hold up to 15% (10% in the case of the money market series) of its net assets in illiquid securities. If a series were to exceed this limit, the investment adviser would take prompt action to reduce a series' holdings in illiquid securities to no more than 15% (10% in the case of the money market series) of its net assets as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser (as defined below) will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


     Rule 144A under the Securities Act allows for an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. A series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

     Securities of financially and operationally troubled obligors (distressed securities) are less liquid and are more volatile than securities of companies not experiencing financial difficulties. A series might have to sell portfolio securities at a disadvantageous time or at a disadvantageous price in order to maintain no more than 15% or 10%, as applicable, of its net assets in illiquid securities.


     Municipal lease obligations will not be considered illiquid for purposes of the series' limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security,
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease, (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease, (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by NRSROs in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled, (ii) if applicable, what assurance there is that the assets represented by the lease can be sold, (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics),
(iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of non-appropriation) and (v) the legal recourse in the event of failure to appropriate and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

REPURCHASE AGREEMENTS


     Each series may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the series' money is invested in the repurchase agreement. The series' repurchase agreements will at all times be fully collateralized by cash or other liquid assets in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the series may incur a loss.


     The series participate in a joint repurchase account with other investment companies managed by Prudential Investments LLC (PI or the Manager) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund or series participates in the income earned or accrued in the joint account based on the percentage of its investment.


LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, each series other than the New York Money Market Series may each lend its respective portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the series' total assets and provided that such loans are callable at any time by the series and are at all times secured by cash or other liquid assets or an irrevocable letter of credit in favor of the series equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that a series continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

     A loan may be terminated by a series at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the series could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees. On termination of the loan, the borrower is required to return the securities to the series, and any gain or loss in the market price during the loan would inure to the series.

     Since voting or consent rights that accompany loaned securities pass to the borrower, a series will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the series' investment in the securities that are the subject of the loan. A series will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     The New York Money Market Series may not make loans, except through repurchase agreements. See "Repurchase Agreements" above.


BORROWING


     Each series (other than the New York Money Market Series) may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The New York Money Market Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. If a series' asset coverage for borrowings falls below 300%, the series will take prompt action to reduce its borrowings as required by applicable law. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the series may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A series will not purchase portfolio securities if its borrowings exceed 5% of its assets, unless this policy is changed by the Board.

     Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of a series' portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, a series may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.


     Except as described above and under "Investment Restrictions," the foregoing investment policies are not fundamental and may be changed by the Trustees of the Fund without the vote of a majority of its outstanding voting securities.

(d) TEMPORARY DEFENSIVE STRATEGY


     When the investment adviser believes that market, economic or political conditions warrant a temporary defensive investment posture or when necessary to meet large redemptions, a series may hold more than 20% of its net assets in cash, cash equivalents or investment-grade taxable obligations. The money market series may also invest in investment-grade taxable obligations, except that their debt, if rated, will be of "eligible quality," as defined under "(b) and
(c) Investment Strategies, Policies and Risks." Investing heavily in cash, cash equivalents or investment-grade taxable obligations is not consistent with each series' investment objective and limits our ability to achieve each series' investment objective, but can help to preserve each series' assets.


(e) PORTFOLIO TURNOVER

     Portfolio transactions will be undertaken principally to accomplish the objective of the series in relation to anticipated movements in the general level of interest rates but each such series may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.


     The non-money market series series' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a series is known as portfolio turnover and may involve the payment by the series of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities--excluding whose maturities at acquisition were one year or less. A 100% turnover rate would occur, for example, if all of the securities held in a series' portfolio were sold and replaced within one year. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to interest holders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. For the fiscal year ended August 31, 2002 and the fiscal year ended August 31, 2003, the portfolio turnover rates for the non-money market series were as follows:



                                                AUGUST 31,     AUGUST 31,
             SERIES                               2002           2003
             ------                            ----------     ----------
             Florida                               41%           60%
             New Jersey                            25%           42%
             New York                              23%           39%
             Pennsylvania                          31%           45%


     The series' portfolio turnover rate will not be a limiting factor when the series deem it desirable to sell or purchase securities. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions" below.

SEGREGATED ACCOUNTS


     When each series is required to segregate assets in connection with certain transactions, it will mark cash or other liquid assets as segregated with the Fund's Custodian. "Liquid Assets" means cash, U.S. Government securities, debt obligations or other eligible liquid, unencumbered assets, marked-to-market daily.


                             INVESTMENT RESTRICTIONS


     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a series. A "majority of the outstanding voting securities" of a series, when used in this SAI, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

EACH SERIES OTHER THAN NEW YORK MONEY MARKET SERIES

     Each series may not:

     1. Purchase the securities of any issuer if, as a result, a series would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that a series may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions). This restriction does not apply to the Florida Series and the New Jersey Money Market Series.

     2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a series to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that a series may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     4. Buy or sell physical commodities or contracts involving physical commodities. A series may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and a series may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the series' ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

     5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     Each series may make loans, including loans of assets of the series, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with a series' investment objective.

     For purposes of Investment Restriction 1, a series will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the series' total assets, (i) more than 5% of the series total assets (determined at the time of investment) would be invested in securities of a single issuer and
(ii) the series would own more than 10% of the outstanding voting securities of any single issuer.

     For purposes of Investment Restriction 2, under the 1940 Act, a series can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the series must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a series' assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the series' asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the series will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

NEW YORK MONEY MARKET SERIES

     The series may not:

     1. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions.


     2. Make short sales of securities or maintain a short position.


     3. Issue senior securities, borrow money or pledge its assets, except that the Fund may on behalf of a series borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund on behalf of a series may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. The series will not purchase portfolio securities if its borrowings exceed 5% of the assets. For purposes of this restriction, the preference as to shares of a series in liquidation and as to dividends over all other series of the Fund with respect to assets specifically allocated to that series, the purchase and sale of futures contracts and related options, collateral arrangements with respect to margin for futures contracts, and obligations of the Fund to Trustees pursuant to deferred compensation arrangements, are not deemed to be a pledge of assets or the issuance of a senior security.

     4. Purchase any security if as a result, with respect to 75% of the series' total assets, more than 5% of the total assets of the series would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest either by the U.S. Government or its agencies or instrumentalities).

     5. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, securities which are secured by real estate and securities of companies which invest or deal in real estate.


     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     7. Invest in interests in oil, gas or other mineral exploration or development programs.

     8. Make loans, except through repurchase agreements.

     For purposes of investment limitation number 4, the New York Money Market Series' compliance with Investment Company Act Rule 2a-7's diversification requirements is deemed to constitute compliance with the stated diversification restriction, which reflects the requirements of Section 5(b)(1) of the 1940 Act.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND


     Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, are referred to as "Independent Trustees." Trustees who are deemed to be " interested persons" of the Fund are referred to as "Interested Trustees." "Fund consists of Complex"+ the Fund and any other investment companies managed by Prudential Investments LLC (the Manager or PI).


                              INDEPENDENT TRUSTEES


                                                                                       NUMBER OF
                                           TERM OF                                   PORTFOLIOS IN
                                          OFFICE***                                      FUND
                                         AND LENGTH                                     COMPLEX
                            POSITION       OF TIME      PRINCIPAL OCCUPATIONS         OVERSEEN BY         OTHER DIRECTORSHIPS
NAME, ADDRESS** AND AGE    WITH FUND       SERVED      DURING PAST FIVE YEARS           TRUSTEE         HELD BY THE TRUSTEE****
-----------------------    ---------     ---------     ----------------------        -------------      -----------------------
David E. A. Carson (69)    Trustee      Since 2003  Director (January 2000 to May         99         Director of United Illuminating
                                                    2000), Chairman (January 1999                    and UIL Holdings, (utility
                                                    to December 1999), Chairman and                  company) since 1993.
                                                    Chief Executive Officer
                                                    (January 1998 to December
                                                    1998) and President,
                                                    Chairman and Chief Executive
                                                    Officer of People's Bank
                                                    (1983-1997).

Robert E. La Blanc (69)    Trustee      Since 2003  President (since 1981) of            119         Director of Storage Technology
                                                    Robert E. La Blanc Associates,                   Corporation (since 1979)
                                                    Inc. (telecommunications);                       (technology); Chartered
                                                    formerly General Partner at                      Semiconductor Manufacturing,
                                                    Salomon Brothers and                             Ltd. (since 1998); Titan
                                                    Vice-Chairman of Continental                     Corporation (electronics)
                                                    Telecom; Trustee of Manhattan                    (since 1995); Computer
                                                    College.                                         Associates International, Inc.
                                                                                                     (since 2002) (software
                                                                                                     company); FiberNet Telecom
                                                                                                     Group, Inc. (since 2003)
                                                                                                     (telecom company);
                                                                                                     Director (since April
                                                                                                     1999) of the High Yield
                                                                                                     Plus Fund, Inc.


Douglas H. McCorkindale    Trustee      Since 2003  Chairman (since February 2001),       101        Director of Gannett Co., Inc.;
(64)                                                Chief Executive Officer                          Director of Continental
                                                    (since June 2000) and                            Airlines, Inc. (since May
                                                    President (since September                       1993); Director of Lockheed
                                                    1997) of Gannett Co. Inc.                        Martin Corp. (since May 2001)
                                                    (publishing and media);                          (aerospace and defense);
                                                    formerly Vice Chairman                           Director of the High Yield Plus
                                                    (March 1984-May 2000) of                         Fund, Inc. (since 1996).
                                                    Gannett Co. Inc.

Stephen P. Munn (61)       Trustee      Since 1999  Chairman of the Board (since          107        Chairman of the Board (since
                                                    1994) and formerly                               January 1994) and Director
                                                    Chief Executive Officer                          (since 1988) of Carlisle
                                                    (1988-2001) and President of                     Companies Incorporated
                                                    Carlisle Companies                               (manufacturer of industrial
                                                    Incorporated.                                    products); Director of Gannett
                                                                                                     Co., Inc. (publishing and
                                                                                                     media).

Richard A. Redeker (60)    Trustee      Since 1993  Management Consultant; formerly       102                      --
                                                    employee of Prudential
                                                    Investments (October
                                                    1996-December 1998); Director
                                                    of Invesmart, Inc. (since
                                                    2001) and Director of Penn
                                                    Tank Lines, Inc. (since
                                                    1999).

Robin B. Smith (64)        Trustee      Since 2003  Chairman of the Board (since          109        Director of BellSouth
                                                    January 2003) of Publishers                      Corporation (since 1992).
                                                    Clearing House (direct
                                                    marketing); formerly
                                                    Chairman and Chief
                                                    Executive Officer (August
                                                    1996-January 2003) of
                                                    Publishers Clearing House.

                                                                                       NUMBER OF
                                           TERM OF                                   PORTFOLIOS IN
                                          OFFICE***                                       FUND
                                         AND LENGTH                                     COMPLEX
                            POSITION       OF TIME      PRINCIPAL OCCUPATIONS         OVERSEEN BY         OTHER DIRECTORSHIPS
NAME, ADDRESS** AND AGE    WITH FUND       SERVED      DURING PAST FIVE YEARS           TRUSTEE         HELD BY THE TRUSTEE****
-----------------------    ---------     ---------     ----------------------        -------------      -----------------------
Stephen Stoneburn (60)     Trustee      Since 2003  President and Chief Executive         107                      --
                                                    Officer (since June 1996) of
                                                    Quadrant Media Corp. (a
                                                    publishing company); formerly
                                                    President (June 1995-June
                                                    1996) of Argus Integrated
                                                    Media, Inc.; Senior Vice
                                                    President and Managing Director
                                                    (January 1993-1995) of Cowles
                                                    Business Media and Senior Vice
                                                    President of Fairchild
                                                    Publications, Inc. (1975-1989).

Clay T. Whitehead (64)     Trustee      Since 2003  President (since 1983) of             106        Director (since 2000) of
                                                    National Exchange Inc.                           the High Yield Plus Fund, Inc.
                                                    (new business development firm).

                               INTERESTED TRUSTEES
Judy A. Rice (55)*/++      President    President   President, Chief Executive            109                      --
                           and          since 2003  Officer, Chief Operating Officer
                           Trustee      and         and Officer-in-Charge (since
                                        Trustee     2003) of PI; Director,
                                        since 2000  Officer-in-Charge, President,
                                                    Chief Executive Officer and
                                                    Chief Operating Officer
                                                    (since May 2003) of American
                                                    Skandia Advisory Services,
                                                    Inc. and American Skandia
                                                    Investment Services, Inc.;
                                                    Director, Officer-in-Charge,
                                                    President, Chief Executive
                                                    Officer (since May 2003) of
                                                    American Skandia Fund
                                                    Services, Inc.; formerly
                                                    various positions to Senior
                                                    Vice President (1992-1999)
                                                    of Prudential Securities;
                                                    and various positions to
                                                    Managing Director
                                                    (1975-1992) of Salomon Smith
                                                    Barney; Member of Board of
                                                    Governors of the Money
                                                    Management Institute.

Robert F. Gunia (56)*      Vice         Since 1996  Chief Administrative Officer          189        Vice President and Director
                           President                (since June 1999) of PI;                         (since May 1989) and Treasurer
                           and                      Executive Vice President and                     (since 1999) of The Asia
                           Trustee                  Treasurer (since January 1996)                   Pacific Fund, Inc.
                                                    of PI; President (since
                                                    April 1999) of PIMS;
                                                    Corporate Vice President
                                                    (since September 1997) of
                                                    The Prudential Insurance
                                                    Company of America;
                                                    Director, Executive Vice
                                                    President and Chief
                                                    Administrative Officer
                                                    (since May 2003) of American
                                                    Skandia Investment Services,
                                                    Inc; American Skandia
                                                    Advisory Services, Inc. and
                                                    American Skandia Fund
                                                    Services, Inc.; formerly
                                                    Senior Vice President (March
                                                    1987-May 1999) of Prudential
                                                    Securities.

     Information pertaining to the officers of the Fund who are not also Trustees is set forth below.


                                    OFFICERS


                                                  TERM OF
                                                  OFFICE
                                                AND LENGTH
                                 POSITION         OF TIME                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE          WITH FUND       SERVED***                           DURING PAST FIVE YEARS
-----------------------          ---------      ----------                           ----------------------
Marguerite E. H. Morrison     Chief Legal     Since 2003    Vice President and Chief Legal Officer--Mutual Funds and Unit Investment
(47)                          Officer and                   Trusts (since August 2000) of Prudential; Senior Vice President and
                              Assistant                     Secretary (since April 2003) of PI; Senior Vice President and Secretary
                              Secretary       Since 2002    (since May 2003) of American Skandia Investment Services, Inc., American
                                                            Skandia Advisory Services, Inc. and American Skandia Fund Services,
                                                            Inc.; Vice President and Assistant Secretary of PIMS (since October
                                                            2001); previously Senior Vice President and Assistant Secretary
                                                            (February 2001-April 2003) of PI, Vice President and Associate General
                                                            Counsel (December 1996-February 2001) of PI.

Grace C. Torres (44)          Treasurer       Since 1995    Senior Vice President (since January 2000) of PI: Senior Vice President
                              and                           and Assistant Treasurer (since May 2003) of American Skandia Investment
                              Principal                     Services, Inc. and American Skandia Advisory Services Inc.; formerly
                              Financial                     First Vice President (December 1996-January 2000) of PI and First Vice
                              and                           President (March 1993-May 1999) of Prudential Securities.
                              Accounting
                              Officer

Deborah A. Docs (45)          Secretary       Since 1998    Vice President and Corporate Counsel (since January 2001) of Prudential;
                              Assistant       (1985-1998)   Vice President and Assistant Secretary (since December 1996) of PI; Vice
                              Secretary                     President and Assistant Secretary (since May 2003) of American Skandia
                                                            Investment Services, Inc.

Maryanne Ryan (39)            Anti-Money      Since 2002    Vice President, Prudential (since November 1998), First Vice President,
                              Laundering                    Prudential Securities (March 1997-May 1998); Anti-Money Laundering
                              Compliance                    Compliance Officer (since May 2003) of American Skandia Investment
                              Officer                       Services, Inc., American Skandia Advisory Services, Inc. and American
                                                            Skandia Marketing, Inc.


----------------

+ The Fund Complex consists of all investment companies managed by PI. Effective May 1, 2003, the Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential's Gibraltar Fund.

++ On March 4, 2003, Ms. Rice was elected to serve as the President of the Trust.

* "Interested" Trustee, as defined in the 1940 Act, by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

**   Unless otherwise noted, the address of the Trustees and officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. *** There is no set term of office for Trustees and officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual's length of service as Trustee and/or officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

     The Fund has Trustees who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy in accordance with Massachusetts law and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Trustees also review the actions of the Fund's officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Fund's Management Agreement and Declaration of Trust, the Board may contract for advisory and management services for the Fund or for any of its series. Any such contract may permit the Manager to delegate certain or all of its duties under such contract to the Subadviser.

     Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

                            STANDING BOARD COMMITTEES

     The Board of Trustees has established two standing committees in connection with the governance of the Fund--Audit and Nominating.


     The Audit Committee consists of Messrs. Munn (Chair), Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent auditors' accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibilities includes the appointment, compensation and oversight of the Fund's auditors. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors' responsibility to plan and carry out an audit in accordance with generally accepted auditing standards. The Audit Committee met six times during the fiscal year ended August 31, 2003.

     The Nominating Committee consists of Messrs. Redeker (Chair), McCorkindale and Carson. This Committee interviews and recommends to the Board persons to be nominated for election as Trustees by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee also reviews the independence of Trustees currently serving on the Board and recommends to the Board Independent Trustees to be selected for membership on Board Committees. The Nominating Committee reviews each Trustee's investment in the Fund, matters relating to Trustee compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee met three times during the fiscal year ended August 31, 2003.

     In addition to the two standing Committees of the Fund, the Board of Trustees has also approved Trustee participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Trustees. Mr. La Blanc and Ms. Smith serve on the Executive Committee. Independent Trustees from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Trustees and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Trustees/Directors of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Trustees.


                                  COMPENSATION

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Interested Trustees of the Fund.


     The Fund pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Trustee may change as a result of the introduction of additional funds upon whose boards the Trustees may be asked to serve.

     Independent Trustees may defer receipt of their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Trustees' fees daily which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.


     The Fund has no retirement or pension plan for its Trustees.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended August 31, 2003 to the Independent Trustees. The table also shows aggregate compensation paid to those Trustees for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2002.


                               COMPENSATION TABLE


                                                                                                         TOTAL 2002
                                                            PENSION OR                               COMPENSATION FROM
                                          AGGREGATE      RETIREMENT BENEFITS        ESTIMATED         TRUSTS AND FUND
NAME OF INDEPENDENT                     COMPENSATION     ACCRUED AS PART OF      ANNUAL BENEFITS           COMPLEX
TRUSTEE(1)                              FROM THE FUND       FUND EXPENSES        UPON RETIREMENT       PAID TO TRUSTEE
-------------------                     -------------    -------------------     ---------------     -------------------
David E.A. Carson(4)                         None               None                  None                   None
Eugene C. Dorsey(2),(7)                    $  4,925             None                  None           $ 145,500(17/80)(3)
Delayne Dedrick Gold5                      $ 10,331             None                  None           $ 186,250(36/88)(3)
Robert E. La Blanc(4)                        None               None                  None           $ 137,250(20/77)(3)
Douglas H. McCorkindale(2),(4)               None               None                  None           $ 115,000(18/77)(3)
Thomas T. Mooney(2),(5)                    $ 10,905             None                  None           $ 201,250(29/97)(3)
Stephen P. Munn                            $ 10,905             None                  None           $ 118,000(23/72)(3)
Richard A. Redeker                         $ 10,075             None                  None           $ 120,500(23/72)(3)
Robin B. Smith(2),(4)                        None               None                  None           $ 120,500(26/69)(3)
Stephen Stoneburn(4)                         None               None                  None           $ 120,250(18/75)(3)
Nancy H. Teeters(6)                        $ 10,075             None                  None           $ 123,000(24/71)(3)
Louis A. Weil, III(5)                      $ 10,075             None                  None           $ 113,000(23/72)(3)
Clay T. Whitehead(4)                         None               None                  None           $ 196,750(32/94)(3)


----------

(1) Interested Trustees and officers do not receive any compensation from the Fund or the Fund Complex and therefore are not shown in the Compensation Table.

(2) Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2002, such compensation was deferred at the election of Messrs. Dorsey, McCorkindale and Mooney and Ms. Smith, in total or in part, under the Fund's deferred fee agreements. Including accrued interest and the selected Prudential fund's rate of return on amounts deferred through December 31, 2002, the total amount of compensation for the year amounted to $138,574, $58,669 and $164,629 for Messrs. Dorsey, McCorkindale and Mooney, respectively, and $67,374 for Ms. Smith.

(3) Indicates number of funds/portfolios in Fund Complex (including the Funds) to which aggregate compensation relates. At December 31, 2002, the Fund Complex consisted of 45 funds and 117 portfolios.

(4) These Trustees were not members of the Fund's Board as of December 31, 2002 and therefore received no compensation from the Fund.

(5) Effective, July 1, 2003, Ms. Gold and Messrs. Mooney and Weil ceased being Trustees of the Funds.

(6)  Effective April 23, 2003, Nancy H. Teeters became a Trustee Emeritus.

(7)  Effective January 1, 2003, Mr. Dorsey retired from this position.



     The following table sets forth the dollar range of equity securities in each series beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2002.


                          TRUSTEE SHARE OWNERSHIP TABLE

                              INDEPENDENT TRUSTEES


                                                  DOLLAR RANGE OF
                            DOLLAR RANGE OF      EQUITY SECURITIES     DOLLAR RANGE OF EQUITY      DOLLAR RANGE OF
                           EQUITY SECURITIES       IN NEW JERSEY      SECURITIES IN NEW JERSEY    EQUITY SECURITIES
NAME OF TRUSTEE            IN FLORIDA SERIES          SERIES           MONEY MARKET SERIES       IN NEW YORK SERIES
---------------            -----------------     -----------------    ------------------------   ------------------
David E. A. Carson                 --                   --                      --                        --
Eugene C. Dorsey                   --                   --                      --                        --
Delayne Dedrick Gold                                    --                      --                        --
Robert E. La Blanc                 --                   --                $10,001-$50,000                 --
Douglas H. McCorkindale                                 --                      --                        --
Thomas T. Mooney                   --                   --                      --                        --
Stephen P. Munn                    --                   --                      --                        --
Richard A. Redeker                 --             $10,001-$50,000         $10,001-$50,000                 --
Robin B. Smith                     --                   --                      --                        --
Stephen Stoneburn                  --                   --                      --                        --
Nancy H. Teeters                   --                   --                      --                        --
Louis A. Weil, III                 --                   --                      --                        --
Clay T. Whitehead                  --                   --                      --                        --

                           DOLLAR RANGE
                             OF EQUITY                       AGGREGATE DOLLAR RANGE
                           SECURITIES IN    DOLLAR RANGE     OF EQUITY SECURITIES IN
                              NEW YORK       OF EQUITY            ALL REGISTERED
                               MONEY        SECURITIES IN      INVESTMENT COMPANIES
                               MARKET       PENNSYLVANIA      OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                SERIES          SERIES              FUND COMPLEX
---------------            -------------    -------------    -----------------------
David E. A. Carson               --               --                 None
Eugene C. Dorsey                 --               --                 None
Delayne Dedrick Gold             --               --           ($10,001-$50,000)
Robert E. La Blanc               --               --             Over $100,000
Douglas H. McCorkindale          --               --             Over $100,000
Thomas T. Mooney                 --               --                 None
Stephen P. Munn                  --               --             Over $100,000
Richard A. Redeker               --               --             Over $100,000
Robin B. Smith           ($10,001-$50,000)        --             Over $100,000
Stephen Stoneburn                --               --             Over $100,000
Nancy H. Teeters                 --               --                 None
Louis A. Weil, III               --               --                 None
Clay T. Whitehead                --               --             Over $100,000

                               INTERESTED TRUSTEES


                                                       DOLLAR RANGE                    DOLLAR RANGE
                                                         OF EQUITY                       OF EQUITY
                        DOLLAR RANGE    DOLLAR RANGE   SECURITIES IN   DOLLAR RANGE    SECURITIES IN
                          OF EQUITY      OF EQUITY      NEW JERSEY       OF EQUITY        NEW YORK
                        SECURITIES IN   SECURITIES IN     MONEY        SECURITIES IN       MONEY
                           FLORIDA       NEW JERSEY       MARKET         NEW YORK          MARKET
NAME OF TRUSTEE            SERIES          SERIES         SERIES          SERIES           SERIES
---------------         -------------   -------------  -------------   -------------   -------------
Robert F. Gunia              --              --          $1-$10,000         --              --
David R. Odenath, Jr.        --              --              --             --              --
Judy A. Rice                 --              --              --             --              --

                                      AGGREGATE DOLLAR RANGE
                       DOLLAR RANGE   OF EQUITY SECURITIES IN
                         OF EQUITY         ALL REGISTERED
                       SECURITIES IN    INVESTMENT COMPANIES
                       PENNSYLVANIA    OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE           SERIES           FUND COMPLEX
---------------        -------------  -----------------------
Robert F. Gunia             --             Over $100,000
David R. Odenath, Jr.       --                 None
Judy A. Rice                --             Over $100,000



     The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Trustee, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2002.



                                      NAME OF
                                    OWNERS AND
                                   RELATIONSHIPS           TITLE OF   VALUE OF   PERCENT OF
NAME OF TRUSTEE                     TO TRUSTEE    COMPANY   CLASS    SECURITIES    CLASS
---------------                    -------------  -------  --------  ----------  ----------
David E. A. Carson                      --          --        --         --          --
Eugene C. Dorsey                        --          --        --         --          --
Delayne Dedrick Gold                    --          --        --         --          --
Robert E. La Blanc                      --          --        --         --          --
Douglas H. McCorkindale                 --          --        --         --          --
Thomas T. Mooney                        --          --        --         --          --
Stephen P. Munn                         --          --        --         --          --
Richard A. Redeker                      --          --        --         --          --
Robin B. Smith                          --          --        --         --          --
Stephen Stoneburn                       --          --        --         --          --
Nancy H. Teeters                        --          --        --         --          --
Louis A. Weil, III                      --          --        --         --          --
Clay T. Whitehead                       --          --        --         --          --



     Trustees of the Fund are eligible to purchase Class Z shares of each series, if any, which are sold without an initial sales charge or contingent deferred sales charge.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of October 10, 2003, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each class of each series of the Fund. As of such date, there were no beneficial owners of more than 5% of any class of any series of the Trust.

     As of October 10, 2003, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a series were those listed in Appendix III.

     As of October 10, 2003, Wachovia Securities was the record holder for other beneficial owners of the following shares of the series, representing the percentage shown of the outstanding shares of each such series:



        SERIES                 CLASS A               CLASS B                CLASS C             CLASS Z
        ------                 -------               -------                -------             -------
        Florida           3,804,647 (67.3)%     1,077,832 (71.0)%       448,742 (82.3)%      94,938 (91.4)%
        New Jersey        8,034,463 (65.3)%     2,038,174 (69.8)%       454,773 (86.4)%     270,119 (99.9)%
        New York          7,193,599 (49.8)%     1,498,149 (63.8)%       190,288 (68.3)%     210,091 (98.2)%
        Pennsylvania      4,270,745 (36.5)%     1,619,239 (46.9)%        77,023   (72)%        N/A



     As of October 10, 2003, Wachovia Securities LLC (Wachovia Securities) was the record holder for other beneficial owners of 36,878,736 shares (or 20.2% of those outstanding) of the New Jersey Money Market Series and 330,768,893 shares (or 87.3% of those outstanding) of the New York Money Market Series. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES


MANAGER AND INVESTMENT ADVISER

     The manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of June 30, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $110.1 billion.

     PI is a wholly-owned subsidiary of PIFM HoldCo., Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend disbursing agent for the Prudential mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board of Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each Series and the composition of each Series' portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

     PI will review the performance of all investment advisers and make recommendations to the Board of Trustees with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

     For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of 0.50 of 1% of the average daily net assets of each series. The fee is computed daily and payable monthly.

     PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice.


     In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:


     (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Trustees who are not affiliated persons of PI or the Fund's investment advisers.


     (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and


     (c) the fees, costs and expenses payable to any investment adviser pursuant to a Subadvisory Agreement between PI and such investment adviser (collectively, the Subadvisory Agreements),

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses including: (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager; (b) the fees and expenses of Trustees who are not affiliated with PI or the Fund's investment advisers; (c) the fees and expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares; (d) the charges and expenses of the Fund's legal counsel and independent auditors; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade associations of which the Fund may be a member; (h) the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund; (i) the cost of fidelity, directors and officers and errors and omissions insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses and statements of additional information for filing under federal and state securities laws for such purposes; (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service (12b-1) fees.

     The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)3 of the 1940 Act or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund, by the Board of Trustees or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), of such Series upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

     The amount of the management fee paid by each series of the Fund to PI for the fiscal years ended August 31, 2001, 2002 and 2003 was as follows:



                                                  2001          2002             2003
                                              ------------   ------------   ------------
                                                  FEES          FEES             FEES
                                              ------------   ------------   ------------
                                                  PAID          PAID             PAID
                                              ------------   ------------   ------------
   Florida Series                             $    496,777   $    474,246   $    452,694
   New Jersey Series                               875,937        889,789        918,875
   New Jersey Money Market Series                1,061,849      2,247,986        997,723
   New York Series                               1,172,976      1,118,083      1,098,573
   New York Money Market Series                  2,019,652      1,116,096      2,220,076
   Pennsylvania Series                             809,621        822,649        829,319



     PI has entered into a Subadvisory Agreement with Prudential Investment Management, Inc. (PIM or the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the Subadviser, subject to the supervision of PI, is responsible for managing the assets of each series in accordance with its investment objectives, investment program and policies. The Subadviser determines what securities and other instruments are purchased and sold for the series and is responsible for obtaining and evaluating financial data relevant to the series. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement. As discussed in each Prospectus, other than with respect to the New York Money Market Series, PI employs each investment adviser under a "manager of managers" structure that allows PI to replace the investment adviser or amend a Subadvisory Agreement without seeking shareholder approval. The shareholders of New York Money Market Series have approved an amended Management Agreement and Subadvisory Agreement which include providing operations for a manager-of-managers structure. This Series will not operate under the manager-of-managers structure until shareholder approval for this structure is obtained. Under its Subadvisory Agreement with PI, PIM was reimbursed by PI for the reasonable costs and expenses incurred by PIM in furnishing those services. PIM is paid by PI at an annual rate of .25 of 1% of the average daily net assets of each series.

     The amount of the fee paid by PI to PIM for the fiscal years ended August 31, 2001, 2002 and 2003 was as follows:



                                                  2001          2002             2003
                                              ------------   ------------   ------------
                                                  FEES          FEES             FEES
                                              ------------   ------------   ------------
                                                  PAID          PAID             PAID
                                              ------------   ------------   ------------
   Florida Series                             $    248,389   $    237,123   $    226,347
   New Jersey Series                               437,969        444,894        459,437
   New Jersey Money Market Series                  530,925      1,123,993        498,861
   New York Series                                 586,488        559,041        549,287
   New York Money Market Series                  1,009,826        558,048      1,110,038
   Pennsylvania Series                             404,811        411,325        414,660


     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

     The Subadviser maintains a credit unit which provides credit analysis and research on both tax-exempt and taxable fixed-income securities. The portfolio managers routinely consult with the credit unit in managing the Fund's portfolios. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.

     With respect to tax-exempt issuers, credit analysts review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specified projects and to evaluate the progress of construction or the operation of a facility.

     (b) Matters Considered by the Board


     The Management and Subadvisory Agreements were last approved by the Board of Trustees, including all of the Independent Trustees on May 29, 2003 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues. In considering the Management and Subadvisory Agreements, the Board did not identify any single factor as all-important or controlling. Instead, the Board took all factors into consideration.

     With respect to the nature and quality of the services provided by the Manager and Subadviser, respectively, the Board considered the performance of each series of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past one, three, five and ten years, as applicable. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the Manager's and the Subadviser positive compliance history, as neither the Manager nor the Subadviser has been subject to any significant compliance problems. With respect to the New Jersey Money Market Series, the New York Money Market Series, Florida Series and New Jersey Series, the Board noted, specifically, each series' respective positive performance as compared to that of its peer group. With respect to the New York Series, although performance has lagged certain peers in recent periods, the Board noted that the longer term performance record remained favorable. The Board further noted that the Subadviser provided reasonable explanations for the disappointing performance of recent periods and discussed the steps it was taking to address them. With respect to the Pennsylvania Series, because performance has lagged certain peers for some time, the Board has asked management to recommend and implement measures designed to improve performance. The Board also considered the Manager's and Subadviser's reputation and their stated intentions with respect to their respective investment management capabilities in the management of each Series of the Fund. The Board considered each of the Manager's and subadviser's states commitment to the maintenance of effective compliance programs for the Funds and their positive compliance history as neither the manager or the Subadviser has been subject to any significant compliance problems.

     With respect to the overall fairness of the Management and Subadvisory Agreements, the Board considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to each series. The Board also considered the contractual limits on Fund expenses undertaken by the Manager. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to each series, the Board reviewed specific data as to the Manager's and the Subadviser's profit or loss on each series for the recent period. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadviser uses these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Trustees.

     On March 4, 2003, a proposal to present amended Management and Subadvisory Agreements to shareholders was approved by the Board of the Trust, including the Independent Trustees. The amendments to the Management and SubAdvisory Agreements related to implementing a manager-of-managers structure, as discussed above. The Board received materials relating to the proposed amended agreements in advance of the meeting at which these agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave consideration to the fact that the rate of fees will not change and that the terms of the amended Management and SubAdvisory Agreements were substantially similar to the existing agreements, except that, under the amended agreements, PI would be able to allocate Fund assets among subadvisers, subject to Board approval. The Board also considered a number of other factors, including the fact that authorizing PI to change subadvisers without shareholder approval would permit the series to change subadvisers in the future without incurring the expense and delay of a shareholder vote. The Board gave consideration to the fact that PI had substantial experience in evaluating investment advisers and would bring that experience to the task of evaluating the subadvisers to the series in the future. The Board noted PI's commitment to the maintenance of effective compliance programs. The Board also gave weight to the fact that it would be beneficial to conform the advisory structure of the series to the advisory structure already in place for other mutual funds in the Prudential mutual fund family, and would place the series on equal footing with those other funds as to the speed and efficiency of subadviser changes. After consideration of all these factors, the Board concluded that submitting this proposal to shareholder vote was reasonable, fair and in the best interests of each series and its shareholders. The amended Management and Subadvisory Agreements were approved by shareholders on July 17, 2003. (A proposal to implement the manager-of-managers structure was also approved by shareholders of each series except for the New York Money Market Series. As referred to in "Investment Advisory and Other Services - Manager and Investment Adviser"above, shareholders in the New York Money Market Series will not operate under the manager-of-managers structure until shareholder approval for this structure is obtained).

     With respect to the non-money market series, PIM's Fixed Income Group includes the following sector team which may contribute towards security selection in addition to the sector team described in the relevant Prospectus (assets under management are as of June 30, 2003):


                                  MONEY MARKETS


     ASSETS UNDER MANAGEMENT: $39 billion.
     TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 20 years. PORTFOLIO MANAGERS: 9. AVERAGE GENERAL INVESTMENT EXPERIENCE: 14 years.
     SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.
     INVESTMENT STRATEGY: Focus is on safety of principal, liquidity and controlled risk.


CODE OF ETHICS


     The Board of Trustees of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the "Codes"). The Codes apply to access persons (generally persons who have access to information about a series' investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

DESCRIPTION OF PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

     The Board has delegated to PI the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the series. The series authorized PI to delegate, in whole or in part, its proxy voting authority to its respective investment adviser (currently PIM) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

     PI and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optional benefit for the series. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. PI and the Board maintain a policy of seeking to protect the best interests of the series should a proxy issue potentially implicate a conflict of interest between a series and PI or its affiliates.

     PI delegates to PIM the responsibility for voting the series' proxies. PIM is expected to identify and seek to obtain the optimal benefit for the series, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the series and delineate procedures to be followed when a proxy vote presents a conflict between the interests of a Series and the interests of PIM or its affiliates. PI and the Board expect that PIM will notify PI and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, PI expects that PIM will deliver to PI, or its appointed vendor, information required for filing the Form N-PX with the Securities and Exchange Commission.

     A copy of the proxy voting policies of PIM is set forth in Appendix V of this SAI.


(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS


     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, acts as the distributor of the shares of the Fund. PIMS is a subsidiary of Prudential. See "How the Fund is Managed--Distributor" in the prospectuses.

     Pursuant to separate Distribution and/or Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, with respect to the non-money market series, and the Class A Plan (Class A MMS Plan) and Class S Plan with respect to New Jersey Money-Market Series and New York Money Market Series, collectively, with the Class A Plan, the Class B Plan and the Class C Plan, the Plans) adopted by the Fund pursuant to Rule 12b 1 under the 1940 Act and separate distribution agreements for the money market series and the other series (Distribution Agreements), the Distributor incurs the expenses of distributing Class A shares and Class S shares of the money market series and the non-money market series' Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of these expenses of distribution are reimbursed by or paid for by the Fund. See "How the Series is Managed--Distributor" in each series' prospectus.


     The expenses incurred under the Plans, other than with respect to the Class A MMS Plan, include commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares including lease, utility, communications and sales promotion expenses.

     Under the Plans, other than with respect to the Class A MMS Plan, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and/or service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and/or service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and/or service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     Distribution expenses attributable to the sale of Class A, Class B, Class C and Class S shares of each series, as applicable, are allocated to each such class based upon the ratio of each such class to the sales of Class A, Class B, Class C and Class S shares of the series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Plans provide that they shall continue in effect from year to year with respect to each applicable series, provided such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time, by vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

     Pursuant to each Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.


     CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares of each series. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares of each series may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of ..25 of 1%) may not exceed .30 of 1% of each series. The Distributor has voluntarily agreed to limit its distribution and service (12b-1) related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares of the series until April 30, 2004. This waiver may be discontinued partially or completely at any time for the fiscal year ending August 31, 2004. Fee waivers will increase the series' total return.

     For the fiscal year ended August 31, 2003, the Distributor received the following payments from the Fund on behalf of the applicable series under the Class A Plan:



               SERIES
               ------
               Florida                                                 $ 158,224
               New Jersey                                                348,430
               New York                                                  448,896
               Pennsylvania                                              314,332



     These amounts were primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended August 31, 2003, the Distributor spent the following approximate amounts in distributing the respective series' Class A shares:



               SERIES
               ------
               Florida                                                 $ 136,000
               New Jersey                                                299,000
               New York                                                  363,700
               Pennsylvania                                              230,000



     For the fiscal year ended August 31, 2003, the Distributor also received approximate initial sales charges attributable to Class A shares as follows:



               SERIES
               ------
               Florida                                                 $  22,800
               New Jersey                                                 58,900
               New York                                                   45,900
               Pennsylvania                                               61,000



     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to .50 of 1% and up to 1% of the average daily net asset of the Class B and Class C shares, respectively, of each series. The Class B Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares of each applicable series, and (2) a service fee of up to ..25 of 1% of the average daily net assets of the Class B shares of each applicable series, provided that the total distribution-related fee does not exceed .50 of 1% of each series. The Class C Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares of each applicable series, and
(2) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares of each applicable series. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to certain Class C shareholders, initial sales charges. The Distributor has voluntarily agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the series until April 30, 2004. This waiver may be discontinued, partially or completely, at any time. Fees waivers will increase the series' total return.

 CLASS B PLAN. For the fiscal year ended August 31, 2003, the Distributor received the distribution fees paid by the following series of the Fund and the proceeds of contingent deferred sales charges paid by investors of Class B shares on the redemption of Class B shares as set forth below:



                                                                    APPROXIMATE
                                                                    CONTINGENT
                                                       AMOUNT OF     DEFERRED
               SERIES                                     FEE      SALES CHARGES
               ------                                  ---------   -------------
               Florida                                 $  98,182     $ 29,500
               New Jersey                                179,627       45,200
               New York                                  169,124       52,300
               Pennsylvania                              195,062       57,700



     For fiscal year ended August 31, 2003, it is estimated that the Distributor spent the following approximate amounts on behalf of the series:



                                                                                       COMPENSATION           APPROXIMATE
                        PRINTING AND                                                     TO PRUCO*               TOTAL
                          MAILING           COMMISSION                                FOR COMMISSION            AMOUNT
                        PROSPECTUSES        PAYMENTS TO                                 PAYMENTS TO            SPENT BY
                          TO OTHER           FINANCIAL                                REPRESENTATIVES         DISTRIBUTOR
                        THAN CURRENT        ADVISERS OF        OVERHEAD COSTS            AND OTHER           ON BEHALF OF
SERIES                  SHAREHOLDERS        DISTRIBUTOR       OF DISTRIBUTOR**          EXPENSES**              SERIES
------                 ---------------   -----------------    ------------------     ------------------   -------------------
Florida                $ 1,200  (0.9%)   $  56,400 (41.2%)    $  75,600  (55.3%)     $   3,600   (2.6%)   $ 136,800  (100.0%)
New Jersey             $   900  (0.3%)   $ 103,300 (35.4%)    $ 146,100  (50.0%)     $  41,700  (14.3%)   $ 292,000  (100.0%)
New York               $ 1,000  (0.4%)   $  79,400 (36.1%)    $  56,800  (25.8%)     $  82,900  (37.7%)   $ 220,100  (100.0%)
Pennsylvania           $ 1,200  (0.3%)   $  92,100 (23.7%)    $ 138,300  (35.6%)     $ 157,300  (40.4%)   $ 388,900  (100.0%)


----------
 * Pruco Securities Corporation (Pruco), an affiliated broker-dealer. ** Including lease, utility and sales promotional expenses.


     The term "overhead costs" represents (a) the expenses of operating the branch offices of Wachovia Securities and Pruco in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.


     The amount of distribution expenses reimbursable by the Fund with respect to Class B shares is reduced by the amount of such contingent deferred sales charges with respect to redemptions of such shares.


     CLASS C PLAN. For the fiscal year ended August 31, 2003, the Distributor received the approximate distribution fees paid by the following series of the Fund under the Class C Plan and the proceeds of initial sales charges attributable to Class C shares and the proceeds of contingent deferred sales charges paid by investors of Class C Shares on the redemption of Class C shares as set forth below:



                                                                 APPROXIMATE
                                                  APPROXIMATE     CONTINGENT
                                     AMOUNT OF   INITIAL SALES     DEFERRED
               SERIES                   FEE         CHARGES      SALES CHARGES
               ------                ---------   -------------   -------------
               Florida                $ 45,341       $ 5,100        $ 4,100
               New Jersey               45,109         9,300          1,800
               New York                 26,274         6,700          2,700
               Pennsylvania              8,391         4,800          3,300


     Distribution fees were expended primarily for payment of account servicing fees.

     For the fiscal year ended August 31, 2003, the Distributor spent approximately the following amounts on behalf of the series:



                                                                             COMPENSATION         APPROXIMATE
                    PRINTING AND                                               TO PRUCO*             TOTAL
                       MAILING          COMMISSION                          FOR COMMISSION          AMOUNT
                    PROSPECTUSES        PAYMENTS TO                           PAYMENTS TO          SPENT BY
                      TO OTHER           FINANCIAL         OVERHEAD         REPRESENTATIVES       DISTRIBUTOR
                    THAN CURRENT        ADVISERS OF          COSTS             AND OTHER         ON BEHALF OF
SERIES              SHAREHOLDERS        DISTRIBUTOR     OF DISTRIBUTOR**       EXPENSES**            SERIES
------              -------------   -----------------   -----------------   ----------------   ------------------
Florida             $ 400  (1.0%)   $ 38,100  (82.1%)   $  7,800  (16.9%)   $     0     (0%)   $ 46,300  (100.0%)
New Jersey          $ 200  (0.4%)   $ 34,100  (70.9%)   $ 13,200  (27.4%)   $   600   (1.3%)   $ 48,100  (100.0%)
New York            $ 100  (0.3%)   $ 20,300  (71.0%)   $  7,700  (27.0%)   $   500   (1.7%)   $ 28,600  (100.0%)
Pennsylvania        $  40  (0.3%)   $  5,300  (40.3%)   $  6,200  (47.2%)   $ 1,600  (12.2%)   $ 13,140  (100.0%)


----------
 * Pruco Securities Corporation, an affiliated broker-dealer.
** Including lease, utility and sales promotional expenses.


     MONEY MARKET SERIES PLANS OF DISTRIBUTION. Under the Class A Plan of Distribution for each money market series (defined above as the Class A MMS
Plan), each such series reimburses the Distributor for its distribution-related expenses with respect to such series' Class A shares (collectively, the MMS Class A shares) at the annual rate of up to .125 of 1% of the average daily net assets of the series. In March of 2001 the Connecticut Money Market Series and the Massachusetts Money Market Series merged with the Prudential Tax-Free Money Fund, Inc. As a result of the merger these series ceased to exist. For the fiscal year ended August 31, 2003, the Distributor incurred distribution expenses with respect to the MMS Class A Shares, all of which were recovered by the Distributor through the distribution fee paid by the series, as follows:



               SERIES
               ------
               New Jersey Money Market (NJ MMS Class A shares)         $ 249,430
               New York Money Market (NY MMS Class A shares)             550,019



     CLASS S PLAN. Under the Class S Plan of Distribution (12b-1 Plan), the New Jersey Money Market Series and the New York Money Market Series may pay the Distributor for its distribution-related activities with respect to Class S shares at an annual rate of .175 of 1% of the average daily net assets of the Class S shares of each such series. Class S shares of the New Jersey Money Market Series and the New York Money Market Series are not currently offered, therefore, no expense data is available.

     CLASS S MONEY MARKET SERIES SERVICE AGREEMENTS. Pursuant to a separate Service Agreement with the Fund (the Service Agreement), Wachovia Securities an affiliate of the Fund, PI and PIMS, will perform certain customer account maintenance and related administrative shareholder services with respect to the Class S shares of each of the New Jersey Money Market Series and New York Money Market Series purchased and/or redeemed by customers participating in its COMMAND Account Program who are eligible to have their available account assets swept into shares of such series. For its services, Wachovia Securities, as applicable, receives, pursuant to the relevant Service Agreement, a fee at an annual rate of 0.25% of the average daily net assets of the Fund applicable to Class S shares of the Fund.


FEE WAIVERS/SUBSIDIES


     PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for Class A and Class C shares, as described above. These waivers may be discontinued partially or completely at any time. Fee waivers and subsidies will increase a series total return.

     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the National Association of Securities Dealers (NASD) Conduct Rules, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class of any series, all sales charges on shares of that class would be suspended.

(c) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, MA 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, NJ 08830, serves as the transfer and dividend disbursing agent of the Fund. It is a wholly owned subsidiary of PIFM Holder Inc., the parent of PI, the Manager. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $20.00 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

     For the fiscal year ended August 31, 2003, the Fund incurred approximately the following expenses for the services of PMFS on behalf of each series:



               SERIES
               ------
               Florida                                                 $ 20,300
               New Jersey                                                51,300
               New Jersey Money Market                                   44,900
               New York                                                  68,900
               New York Money Market                                     71,800
               Pennsylvania                                              65,100



     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036 served as the series independent auditors, and in that capacity audited the financial statements of the series.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


     The Manager is responsible for decisions to buy and sell securities and futures and options thereon for each series of the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. For purposes of this section, the term "Manager", as used in this section, includes the Subadviser. Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of any series, are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions, including the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities and its affiliates or one of the Subadviser's affiliates (an affiliated broker). Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.


     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal. Thus it will not deal in over-the-counter securities with Prudential Securites acting as a market-maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.

     In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant firm are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

     When the Manager deems the purchase or sale of securities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue any series' present investment objective. However, in the future in other circumstances, the Fund and/or series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


     Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an afiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Wachovia Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Wachovia Securities (or such affiliate) by applicable law.

     During the fiscal years ended August 31, 2001, 2002 and 2003, the series paid brokerage commissions on certain options and futures transactions as set forth below. During these periods, the series paid no brokerage commissions to any of the Fund's affiliates, including Wachovia Securities.



                                               BROKERAGE COMMISSIONS
                                         ---------------------------------
      SERIES                               2001         2002        2003
                                         --------     --------    --------
      Florida                            $      0     $  2,508    $ 20,124
      New Jersey                                0            0      34,082
      New Jersey Money Market                   0            0           0
      New York                                  0       13,206      38,419
      New York Money Market                     0            0           0
      Pennsylvania                         12,500        4,515      25,215



     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents. As of August 31, 2003, no series held any securities of its regular brokers and dealers.


                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION


     The Fund is permitted to issue an unlimited number of full and fractional shares in separate series, currently designated as the Florida Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series, and Pennsylvania Series. The Florida Series, New Jersey Series and New York Series each is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. The Pennsylvania Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of such series and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege and (4) only Class B shares have a conversion feature. Class Z shares are offered exclusively for sale to a limited group of investors. Currently, the New Jersey Money Market Series and the New York Money Market Series offer
Class A shares. In accordance with the Fund's Declaration of Trust, the Board may authorize the creation of additional series and classes within a series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.


     Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of a series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to Class B shares with respect to the non-money market series, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. With respect to the non-money market series, since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. With respect to New Jersey Money Market Series and New York Money Market Series, since Class S shares of each Series generally bear higher distribution expenses than NJ MMS Class A shares and NY MMS Class A shares, respectively, and have a service fee, the liquidation proceeds to shareholders of Class S of such series are likely to be lower than to the NJ MMS Class A shareholders and NY MMS Class A shareholders respectively. The Fund's shares do not have cumulative voting rights for the election of Trustees.


     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted upon by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

     The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.


                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


     Shares of each series of the Fund, other than the money market series, may be purchased at a price equal to the next determined net asset value per share
(NAV) plus a sales charge which, at the election of the investor, may be imposed either at the time of purchase, on a deferred basis or both. Class A shares are sold with a front-end sales charge and, in certain cases, a contingent deferred sales charge. Class B shares are subject to a contingent deferred sales charge. Class C shares are sold with a low front-end sales charge, but are also subject to a contingent deferred sales charge. Class Z shares of the Florida Series, the New Jersey Series and the New York Series are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Series--How to Buy Shares" in each series' Prospectus.


     For a description of the methods of purchasing shares of the New Jersey Money Market Series or the New York Money Market Series, see "How to Buy, Sell and Exchange Shares of the Series--How to Buy Shares" in the money market series' Prospectuses. The information below relates to Direct Purchasers of shares of New Jersey Money Market Series and New York Money Market Series. For a description of the procedures for the purchase and redemption of shares of New Jersey Money Market Series and New York Money Market Series, respectively, with respect to Securities Account Participants, see the section "How to Buy, Sell and Exchange Shares of the Series--How to Buy Shares--Securities Account Participants" in the respective Prospectus of such series.


     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund, series and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division. Attention: Dryden Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the series and the class in which you are investing (Class A, Class B, Class C or Class Z shares for the non-money market series and Class A shares for the money market series).

     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m., New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

     In making a subsequent purchase by wire, you should wire State Street directly and should be sure that the wire specifies Dryden Municipal Series Fund, the series, the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares for the non-money market series and Class A shares for the money market series), your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds.


ISSUANCE OF FUND SHARES FOR SECURITIES


     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market and (d) are approved by the Fund's investment adviser.


SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between the Fund and the Distributor, Class A* shares are sold at a maximum initial sales charge of 3%, Class C shares* are sold with a front-end sales charge of 1%, and Class B* and Class Z shares are sold at NAV. Using the NAV at August 31, 2003 of each series currently in existence (other than the New Jersey Money Market Series and the New York Money Market Series), the maximum offering prices of the series' shares are as follows:



                                                                  FL         NJ         NY         PA
                                                               --------   --------   --------   --------
CLASS A
NAV and redemption price per Class A share*                    $  10.49   $  11.02   $  11.90   $  10.36
Maximum initial sales charge (3% of offering price)                 .32        .34        .37        .32
                                                               --------   --------   --------   --------
Maximum offering price to public                               $  10.81   $  11.36   $  12.27   $  10.68
                                                               ========   ========   ========   ========

                                                                  FL         NJ         NY         PA
                                                               --------   --------   --------   --------
CLASS B
NAV, redemption price and offering price per Class B share*    $  10.50   $  11.02   $  11.91   $  10.35
                                                               ========   ========   ========   ========

CLASS C
NAV and redemption price per Class C share*                    $  10.50   $  11.02   $  11.91   $  10.35
Maximum initial sales charge (1% of offering price)                 .11        .11        .12        .10
                                                               --------   --------   --------   --------
Offering price to public                                       $  10.61   $  11.13   $  12.03   $  10.45
                                                               ========   ========   ========   ========

CLASS Z
NAV, redemption price and offering price per Class Z share     $  10.50   $  11.10   $  11.92        N/A
                                                               ========   ========   ========   ========


----------

* Class A, Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Series -- How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)" in the Prospectus of each applicable series.


SELECTING A PURCHASE ALTERNATIVE (NON-MONEY MARKET SERIES ONLY)

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to each series (other than the money market series):

     If you intend to hold your investment in a series for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for more than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it generally may be more advantageous for you to purchase Class A shares over either Class B or Class C shares, regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million or more of Class A shares, you are subject to a 1% CDSC on shares sold within 12 months. This charge, however, is waived for all such Class A shareholders except those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES (NON-MONEY MARKET SERIES ONLY)


     PURCHASE OF $1 MILLION OR MORE OF CLASS A SHARES. If you purchase $1 million or more of Class A shares, you will not be subject to the initial sales charge, although a CDSC may apply in certain circumstances, as previously noted.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without any sales charge, through the Distributor or the transfer agent by:

     Class A shares may be purchased at NAV, through the Distributor or the transfer agent by:

     - officers of the JennisonDryden or Strategic Partners mutual funds (including the Fund)

     - employees of the Distributor, Wachovia Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Wachovia Securities or the transfer agent

     - employees of investment advisers of the JennisonDryden or Strategic Partners mutual funds provided that purchases at NAV are permitted by such person's employer


     - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

     -  members of the Board of Directors of Prudential


     - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Wachovia Securities, Pruco or with the transfer agent


     - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

     - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
        (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase

     - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for the services (for example, mutual fund "wrap" or asset allocation programs)

     - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

     In addition, current and former Directors/Trustees of the Prudential mutual funds (including the Fund) may purchase Class A shares of the Pennsylvania Series at NAV. Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs.

Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the transfer agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Fund or other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Series--How to Buy Shares--Step 2: Choose a Share Class-Reducing or Waiving Class A's Initial Sales Charge" in the applicable prospectus.


     An eligible group of related Fund investors includes any combination of the following:

     -  an individual

     -  the individual's spouse, their children and their parents

     -  the individual's and spouse's Individual Retirement Account (IRA)

     - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

     - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

     - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

     - one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


     The transfer agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans. The value of shares held in the Strategic Partners mutual funds will also be included in determining the applicable reduction.


     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the investment, within a thirteen-month period, of a specific dollar amount in the Fund and other Prudential mutual funds (Letter of Intent).


     For purposes of the Letter of Intent, the value of all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. The value of shares held in the Strategic Partners mutual funds will also be included in determining the applicable reduction. However, the value of shares held directly with the transfer agent or its affiliates, and through your broker, will not be aggregated to determine the reduced sales charge.

     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the transfer agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.


     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES


     The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the transfer agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.


     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

     The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES


     INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities; (ii) investors purchasing shares through a COMMAND Account or an Investor Account with Pruco Securities; and
(iii) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the transfer agent. You must notify your broker if you are entitled to this waiver and provide it with such supporting documents as it may deem appropriate.

     OTHER. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase such Class C shares without paying the initial sales charge.


CLASS Z SHARES

     MUTUAL FUND PROGRAMS. Class Z shares of the Florida, New Jersey and New York Series also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

     - mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     OTHER TYPES OF INVESTORS. Class Z shares of the Florida, New Jersey and New York Series currently also are available for purchase by the following categories of investors:

     - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

     - current and former Directors/Trustees of the Prudential mutual funds (including the Fund)

     -  Prudential, with an investment of $10 million or more.


     Class Z shares may also be purchased by qualified state tuition programs (529 plans).

     RIGHTS OF ACCUMULATION. Reduced sales charges also are available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of Accumulation may be applied across the classes of the Prudential mutual funds. The value of shares held directly with the transfer agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "Risk/Return Summary--Evaluating Performance" in each series' prospectus.

     The Distributor or the transfer agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investors' holdings.


PAYMENT TO THIRD PARTIES (NON-MONEY MARKET SERIES ONLY)

     In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price of Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

PAYMENTS TO THIRD PARTIES ACCOUNT MAINTENANCE (MONEY MARKET SERIES ONLY)

     The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

SALE OF SHARES


     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the transfer agent in connection with investors' accounts) by the transfer agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time), in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of the Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.

     In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the transfer agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the transfer agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its transfer agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor, or to your broker.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the transfer agent the signature(s) on the redemption request, or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The transfer agent reserves the right to request additional information from, and make reasonable inquires of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the transfer agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the transfer agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or
(4) exist.

     Payment for redemption of recently purchased shares will be delayed until the Fund or its transfer agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the transfer agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at (800) 225-1852.

     REDEMPTION IN KIND. If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board may redeem all of the shares of any shareholder whose account has an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis). You must notify the transfer agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised, to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below.


CONTINGENT DEFERRED SALES CHARGE


     Certain redemptions of Class A shares within 12 months of purchase are subject to a 1% CDSC. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B shares, and 18 months in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account--Exchange Privilege" below.

     The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                     CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
                 YEAR SINCE PURCHASE                   OF DOLLARS INVESTED OR
                    PAYMENT MADE                         REDEMPTION PROCEEDS
          ----------------------------------------   -------------------------
          First                                                  5.0%
          Second                                                 4.0%
          Third                                                  3.0%
          Fourth                                                 2.0%
          Fifth                                                  1.0%
          Sixth                                                  1.0%
          Seventh                                               None


     In determining whether a CDSC is applicable to redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), 6 years for Class B shares and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

     The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.


     You must notify the Fund's transfer agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the transfer agent with such supporting documentation as it may deem appropriate.

The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the transfer agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                       REQUIRED DOCUMENTATION
Death                                    A copy of the shareholder's death
                                         certificate or, in the case of a trust,
                                         a copy of the grantor's death
                                         certificate, plus a copy of the trust
                                         agreement identifying the grantor.

Disability--An individual will be        A copy of the Social Security
considered disabled if he or she is      Administration award letter or a letter
unable to engage in any substantial      from a physician on the physician's
gainful activity by reason of any        letterhead stating that the shareholder
medically determinable physical or       (or, in the case of a trust, the
mental impairment which can be expected  grantor (a copy of the trust agreement
to result in death or to be of           identifying the grantor will be
long-continued and indefinite duration.  required as well)) is permanently disabled. The letter must also indicate
                                         the date of disability.


     PMFS reserves the right to request such additional documents as it may deem appropriate.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The transfer agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

CONVERSION FEATURE--CLASS B SHARES


     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the series. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Service Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.


                         SHAREHOLDER INVESTMENT ACCOUNT


     Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the transfer agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a series at net asset value per share. An investor may direct the transfer agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividends or distributions at NAV by returning the check to the transfer agent within 30 days after the payment date. The reinvestment will be made at the NAV per share next determined after receipt of the check by the transfer agent. Shares purchased with reinvested dividends and/or distributions will not be subject to CDSC upon redemption.


EXCHANGE PRIVILEGE (NOT APPLICABLE TO MONEY MARKET CLASS S SHARES)


     Each series makes available to its shareholders the privilege of exchanging their shares of a series for shares of other series of the Fund and certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the series of the Fund. Shareholders of the series may also exchange their shares of the same class in certain of the Strategic Partners mutual funds. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.


     It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the transfer agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.


     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.


     CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of other series of the Fund or certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.


     The following money market funds participate in the Class A exchange privilege:


       Dryden California Municipal Fund

         (California Money Market Series)

       Dryden Government Securities Trust

         (Money Market Series)
         (U.S. Treasury Money Market Series)

       Dryden Municipal Series Fund

         (New Jersey Money Market Series)
         (New York Money Market Series)

       Dryden MoneyMart Assets, Inc.

       Dryden Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders of each non-money market series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of other series of the Fund or certain other Prudential mutual funds and shares of Special Money Market Fund, Inc., (Special Money Fund), a money market mutual fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


     At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.


     CLASS Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class Z shares. Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange.


     Participants in any fee-based program for which a series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.


     Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Fund's transfer agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Sell and Exchange Shares of the Series--How to Exchange Your Shares--Frequent Trading" in the prospectus.


DOLLAR COST AVERAGING (NOT APPLICABLE TO THE MONEY MARKET SERIES)

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,728 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university in 10 years.(1)


     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

          PERIOD OF
          MONTHLY INVESTMENTS:                       $ 100,000    $ 150,000     $ 200,000    $ 250,000
          --------------------                       ---------    ---------     ---------    ---------
          25 Years                                   $     105    $     158     $     210    $     263
          20 Years                                         170          255           340          424
          15 Years                                         289          438           578          722
          10 Years                                         547          820         1,093        1,366
           5 Years                                       1,361        2,041         2,721        3,402

          See "Automatic Investment Plan (AIP)" below.

----------

(1) Source: The College Board, TRENDS IN COLLEGE PRICING 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP) (NOT APPLICABLE TO MONEY MARKET CLASS S SHARES)


     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a series by authorizing his or her bank account or Wachovia Securities account (including a Wachovia Securities COMMAND Account) to be debited to invest specified dollar amounts for subsequent investment into the series. The investor's bank must be a member of the Automated Clearing House System.

     Further information about this program and an application form can be obtained from the transfer agent, the Distributor or your broker.


SYSTEMATIC WITHDRAWAL PLAN (NOT APPLICABLE TO MONEY MARKET CLASS S SHARES)


     A systematic withdrawal plan is available to shareholders through the Distributor, the transfer agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic Withdrawals of Class A (in certain cases), Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectus of each applicable series.

     In the case of shares held through the transfer agent, all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Fund in order for the shareholder to participate in the plan. See "Automatic Reinvestment of Dividends and or Distributions" above.

     The transfer agent or your broker acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholders.

     Systematic withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of non-money market series Class A shares and Class C shares and (ii) the redemption of Class A (in certain cases), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan.


HOW TO REDEEM SHARES OF THE MONEY MARKET SERIES

     The information below relates to Direct Purchasers of shares of New Jersey Money Market Series and New York Money Market Series. For a description of the procedures for redemption of shares of New Jersey Money Market Series and New York Money Market Series, with respect to Securities Account Participants, see the section "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares: Securities Account Participants" in the respective Prospectus of such series.


     Redemption orders submitted to and received by PMFS will be effected at the net asset value next determined after receipt of the order. Shareholders of the New Jersey Money Market Series and the New York Money Market Series (other than Wachovia Securities clients for whom Wachovia Securities has purchased shares of such money market series) may use Check Redemption, Expedited Redemption or Regular Redemption.


     CHECKWRITING REDEMPTION

     Shareholders are subject to the Custodian's rules and regulations governing checkwriting redemption privileges, including the right of the Custodian not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

     Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available for check redemptions until 10 days after receipt of the purchase check by PMFS unless the Fund or PMFS has been advised that the purchase check has been honored. Such delay may be avoided by purchasing shares by certified check or by wire. If insufficient shares are in the account, or if the purchase was made by check within 10 days, the check is returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

     There is a service charge of $5.00 payable to PMFS to establish the checkwriting redemption privilege and to order checks. The Custodian and the Fund have reserved the right to modify this checkwriting privilege or to impose a charge for each check presented for payment for any individual account or for all accounts in the future.


     The Fund or PMFS may terminate Checkwriting Redemption Privilege at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Redemption Services, P.O. Box 15010, New Brunswick, NJ 08906.


     EXPEDITED REDEMPTION


     To request an Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:00 p.m. New York time to receive a redemption amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, NJ 08906-5015.


     In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited Redemption Authorization Form and submit it to PMFS at the address set forth above. Requests to change a bank or account must be signed by each shareholder and each signature must be guaranteed by an "eligible guarantor institution" as defined below. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians.

     To receive further information, investors should contact PMFS at (800) 225-1852.

     REGULAR REDEMPTION


     Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request, accompanied by share certificates, if issued. If the proceeds of the redemption (a) exceed $100,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The Fund may change the signature guarantee requirements from time to time on notice to shareholders, which may be given by means of a new Prospectus. All correspondence concerning redemptions should be sent to the Fund in care of its transfer agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, NJ 08906-5010. Regular redemption is made by check sent to the shareholder's address of record.


MUTUAL FUND PROGRAMS

     From time to time, the Fund (or a series of the Fund) may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


     The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Wachovia Securities Financial Advisor, or Prudential/Pruco Financial Professional, or other broker concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE


     The net asset value per share (NAV) of a series is the net worth of such series (assets, including securities at value, minus liabilities) divided by the number of shares of such series outstanding. NAV is calculated separately for each class. The Fund will compute the NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing the series' NAV, the Fund will value the series' futures contracts generally 15 minutes after the close of regular trading on the NYSE. A series may not compute its NAV on days on which no orders to purchase, sell or exchange series shares have been received or on days on which changes in the value of a series' portfolio securities do not affect materially its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Portfolio securities for which market quotations are readily available are valued at their bid quotations. Portfolio securities for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser, (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Manager or Subadviser, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analysts, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds; and such other factors as may be determined by the Subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market;
securities whose prices are stale; securities affected by significant events; and securities that the Subadviser or Manager believes were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of series portfolio securities to no longer reflect their value at the time of a series' NAV calculation. On a day that the Manager may determine that one or more of a series' portfolio securities constitutes Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Fund's Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the series' NAV and the Manager presents these valuations to the Board for its ratification. Short-term investments are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original term to maturity was less than 60 days, or are valued at amortized cost on the 60th day prior to maturity if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

     The money market series use the amortized cost method to determine the value of their portfolio securities in accordance with regulations of the Commission. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

     With respect to the money market series, the Board has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Board to present minimal credit risks and to be of eligible quality in accordance with regulations of the Commission. The Board has adopted procedures designed to stabilize, to the extent reasonably possible, the money market series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the money market series' portfolio holdings by the Board, at such intervals as they may deem appropriate, to determine whether the money market series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Board will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a NAV.


                             PERFORMANCE INFORMATION

     ALL SERIES (EXCEPT THE MONEY MARKET SERIES)


     YIELD. Each series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the series' net investment income per share earned during this 30-day period by the NAV on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with Commission regulations, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period, which includes management and distribution fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus of each series. The yields for the 30 days ended August 31, 2003 were as follows:



                                   CLASS A    CLASS B     CLASS C     CLASS Z
                                   -------    -------     -------     -------
SERIES                              YIELD      YIELD       YIELD       YIELD
------                              -----      -----       -----       -----
Florida                             2.96%       2.80%       2.53%      3.30%
New Jersey                          2.96%       2.81%       2.53%      3.31%
New York                            2.86%       2.70%       2.42%      3.19%
Pennsylvania                        3.48%       3.34%       3.06%       N/A


     The series' yield is computed according to the following formula:

                  YIELD = 2[(a - b +1)(TO THE POWER OF 6) - 1]
                             -----
                              cd

     Where: a = dividends and interest earned during the period.

            b = expenses accrued for the period (net of reimbursements).

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

            d = the maximum offering price per share on the last day of the period.

TAX EQUIVALENT YIELD


     Each series may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the state tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. For the 30 days ended August 31, 2003, the tax equivalent yields (assuming a federal tax rate of 35%) were as follows:



                       CLASS A      CLASS B     CLASS C      CLASS Z
                       -------      -------     -------      -------
                         TAX          TAX         TAX          TAX
                     EQUIVALENT   EQUIVALENT   EQUIVALENT   EQUIVALENT
SERIES                  YIELD        YIELD        YIELD        YIELD
------               ----------   ----------   ----------   ----------
Florida                 4.55%         4.31%        3.89%       5.08%
New Jersey              4.86%         4.62%        4.16%       5.44%
New York                4.72%         4.46%        4.00%       5.27%
Pennsylvania            5.51%         5.29%        4.84%        N/A


     The following chart shows the tax-equivalent yield of an investment at varying rates:


                                                        A TAX-EXEMPT YIELD OF:
                   3.5%            4.0%         4.5%         5.0%        5.5%        6.0%         6.5%

        FEDERAL
       TAX RATE                                   IS EQUIVALENT TO TAXABLE RATE OF:
            28%    5.36%           6.13%        6.89%        7.66%       8.42%       9.19%        9.95%
            33%    5.76%           6.58%        7.41%        8.23%       9.05%       9.87%        10.7%
            35%    5.94%           6.78%        7.63%        8.48%       9.33%      10.18%       11.03%


     Income earned on this portfolio could be subject to the federal alternative minimum tax. The above information is for illustrative purposes only and is not intended to imply actual performance.

     AVERAGE ANNUAL TOTAL RETURN. Each series of the Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:


                           P(1 + T)TO THE POWER OF n = ERV


     Where: P = a hypothetical initial payment of $1000.

            T = average annual total return.

            n = number of years.

            ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

     Average annual total return assumes reinvestment of all distributions and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


     The average annual total return (with and without management subsidies and waivers), for the Class A, Class B, Class C and Class Z shares of the series (other than the money market series) for the periods ended August 31, 2003 are set forth below. The average annual total return for the since inception period is provided for each class the inception date of which is after September 1, 1993. The average annual total return for the ten year period is provided for each class the inception date of which was on or before September 1, 1993.



                                         CLASS A
                 ----------------------------------------------------------
                          WITH                   WITHOUT
                     SUBSIDY/WAIVER          SUBSIDY/WAIVER*
                 ----------------------   ----------------------
                  ONE     FIVE      TEN    ONE     FIVE    TEN    INCEPTION
SERIES            YEAR    YEARS    YEARS   YEAR    YEARS   YEARS     DATE
------           ------   -----    -----  ------   -----   -----  ---------
Florida          (.75)%   3.68%    4.73%  (.75)%   3.68%   4.39%   12/28/90
New Jersey       (.51)%   3.99%    4.69%  (.51)%   3.99%   4.62%    1/22/90
New York         (.76)%   3.86%    4.76%  (.76)%   3.86%   4.74%    1/22/90
Pennsylvania     (.50)%   3.56%    4.56%  (.50)%   3.56%   4.54%    1/22/90

                                            CLASS B
                 -------------------------------------------------------------------
                             WITH                       WITHOUT
                        SUBSIDY/WAIVER              SUBSIDY/WAIVER*
                 ---------------------------  ---------------------------
                                   TEN YEARS                    TEN YEARS
                   ONE     FIVE    OR SINCE    ONE       FIVE   OR SINCE   INCEPTION
SERIES            YEAR     YEARS   INCEPTION   YEAR      YEARS  INCEPTION    DATE
------           -------   -----   ---------  -------    -----  ---------  ---------
Florida          (2.75)%   3.89%      5.44%   (2.75)%    3.89%   5.20%       8/1/94
New Jersey       (2.59)%   4.19%      4.67%   (2.59)%    4.19%   4.59%       3/4/88
New York         (2.82)%   4.07%      4.74%   (2.82)%    4.07%   4.73%      9/13/84
Pennsylvania     (2.60)%   3.74%      4.53%   (2.60)%    3.74%   4.51%       4/3/87


* Effective September 1, 1997, the Manager discontinued its voluntary waiver of its management fee.


                                              CLASS C
                 -----------------------------------------------------------------
                           WITH                       WITHOUT
                      SUBSIDY/WAIVER              SUBSIDY/WAIVER*
                 -------------------------   -------------------------
                                 TEN YEARS                   TEN YEARS
                  ONE     FIVE   OR SINCE     ONE     FIVE   OR SINCE   INCEPTION
SERIES            YEAR    YEARS  INCEPTION    YEAR    YEARS  INCEPTION     DATE
------           ------   -----  ---------   ------   -----  ---------   ---------
Florida          (.08)%   3.59%    4.34%     (.08)%   3.59%     4.00%     7/26/93
New Jersey        .06%    3.89%    4.99%      .06%    3.89%     4.93%      8/1/94
New York         (.19)%   3.77%    5.08%     (.19)%   3.77%     5.06%      8/1/94
Pennsylvania      .07%    3.44%    4.78%      .07%    3.44%     4.76%      8/1/94

                                              CLASS Z
                 -------------------------------------------------------------------
                          WITH                       WITHOUT
                      SUBSIDY/WAIVER              SUBSIDY/WAIVER*
                 ---------------------------  ---------------------------
                  ONE      FIVE      SINCE     ONE       FIVE    SINCE     INCEPTION
SERIES            YEAR     YEARS   INCEPTION   YEAR      YEARS  INCEPTION    DATE
------           -------   -----   ---------  -------    -----  ---------  ---------
Florida            2.68%   4.60%    5.33%      2.68%     4.60%    5.30%     12/6/96
New Jersey         2.84%   5.01%    5.65%      2.84%     5.01%    5.63%     12/6/96
New York           2.56%   4.76%    5.58%      2.56%     4.76%    5.57%     12/6/96
Pennsylvania        N/A     N/A      N/A        N/A       N/A      N/A         N/A


* Effective September 1, 1997, the Manager discontinued its voluntary waiver of its management fee.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

     Average annual total return (after taxes on distributions) assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest individual marginal income tax rates in effect on the reinvestment date.


     Average annual total return (after taxes on distributions) is computed according to the following formula:

                         P(1+T)TO THE POWER OF n = ATV SUB D

     Where: P = a hypothetical initial payment of $1,000.

            T = average annual total return (after taxes on distributions).

            n = number of years.

            ATV SUB D = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.


     The average annual total return (with and without management subsidies and waivers) (after taxes on distributions), for the Class A, Class B, Class C and Class Z shares of the series (other than the money market series) for the periods ended August 31, 2003 are set forth below. The average annual total return (after taxes on distributions) for the since inception period is provided for each class the inception date of which is after September 1, 1993. The average annual total return for the ten year period is provided for each class the inception date of which was on or before September 1, 1993.



                                         CLASS A
                 ----------------------------------------------------------

                          WITH                   WITHOUT
                     SUBSIDY/WAIVER          SUBSIDY/WAIVER*
                 ----------------------   ----------------------
                  ONE     FIVE      TEN    ONE     FIVE     TEN   INCEPTION
SERIES            YEAR    YEARS    YEARS   YEAR    YEARS   YEARS     DATE
------           ------   -----    -----  ------   -----   -----  ---------
Florida          (.78)%   3.67%    4.65%  (.78)%   3.67%   4.31%  12/28/90
New Jersey       (.59)%   3.90%    4.53%  (.59)%   3.90%   4.45%   1/22/90
New York         (.97)%   3.74%    4.61%  (.97)%   3.74%   4.60%   1/22/90
Pennsylvania     (.54)%   3.48%    4.46%  (.54)%   3.48%   4.44%   1/22/90

                                            CLASS B
                 -------------------------------------------------------------------
                             WITH                       WITHOUT
                        SUBSIDY/WAIVER              SUBSIDY/WAIVER*
                 ---------------------------  ---------------------------
                                   TEN YEARS                    TEN YEARS
                   ONE     FIVE    OR SINCE    ONE       FIVE   OR SINCE   INCEPTION
SERIES            YEAR     YEARS   INCEPTION   YEAR      YEARS  INCEPTION    DATE
------           -------   -----   ---------  -------    -----  ---------  ---------
Florida          (2.79)%   3.88%      5.43%   (2.79)%    3.88%    5.20%      8/1/94
New Jersey       (2.67)%   4.10%      4.50%   (2.67)%    4.10%    4.42%      3/4/88
New York         (3.03)%   3.95%      4.60%   (3.03)%    3.95%    4.58%     9/13/84
Pennsylvania     (2.64)%   3.65%      4.42%   (2.64)%    3.65%    4.40%      4/3/87


* Effective September 1, 1997, the Manager discontinued its voluntary waiver of its management fee.

                                              CLASS C
                 -----------------------------------------------------------------
                           WITH                       WITHOUT
                      SUBSIDY/WAIVER              SUBSIDY/WAIVER*
                 -------------------------   -------------------------
                                 TEN YEARS                   TEN YEARS
                  ONE     FIVE   OR SINCE     ONE     FIVE   OR SINCE   INCEPTION
SERIES            YEAR    YEARS  INCEPTION    YEAR    YEARS  INCEPTION     DATE
------           ------   -----  ---------   ------   -----  ---------   ---------
Florida          (.12)%   3.59%    4.26%      (.12)%   3.59%     3.92%    7/26/93
New Jersey       (.02)%   3.80%    4.86%      (.02)%   3.80%     4.81%     8/1/94
New York         (.39)%   3.65%    4.91%      (.39)%   3.65%     4.89%     8/1/94
Pennsylvania       .03%   3.35%    4.70%       .03%    3.35%     4.67%     8/1/94

                                              CLASS Z
                 -------------------------------------------------------------------
                          WITH                       WITHOUT
                      SUBSIDY/WAIVER              SUBSIDY/WAIVER*
                 ---------------------------  ---------------------------
                  ONE      FIVE      SINCE     ONE       FIVE     SINCE    INCEPTION
SERIES            YEAR     YEARS   INCEPTION   YEAR      YEARS  INCEPTION    DATE
------           -------   -----   ---------  -------    -----  ---------  ---------
Florida            2.64%   4.59%      5.32%      2.64%    4.59%   5.29%      12/6/96
New Jersey         2.76%   4.92%      5.50%      2.76%    4.92%   5.48%      12/6/96
New York           2.35%   4.64%      5.38%      2.35%    4.64%   5.36%      12/6/96
Pennsylvania        N/A     N/A        N/A        N/A      N/A     N/A           N/A


* Effective September 1, 1997, the Manager discontinued its voluntary waiver of its management fee.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)


     Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                        P(1+T)TO THE POWER OF n = ATV SUB DR

     Where: P = a hypothetical initial payment of $1,000.

            T = average annual total return (after taxes on distributions and redemption).

            n = number of years.

            ATV SUB DR  = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.



     Average annual total return (after taxes on distributions and redemption) assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges and any federal income taxes that may be payable upon redemption, but does not take into account any state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest individual marginal income tax rates in effect on the reinvestment date.

     The average annual total return (with and without management subsidies and waivers) (after taxes on distributions and redemption), for the Class A, Class B, Class C and Class Z shares of the series (other than the money market series) for the periods ended August 31, 2003 are set forth below. The average annual total return (after taxes on distributions and redemption) for the since inception period is provided for each class the inception date of which is after September 1, 1993. The average annual total return (after taxes on distributions and redemption) for the ten year period is provided for each class the inception date of which was on or before September 1, 1993.



                                         CLASS A
                 ----------------------------------------------------------
                          WITH                   WITHOUT
                     SUBSIDY/WAIVER          SUBSIDY/WAIVER*
                 ----------------------   ----------------------
                  ONE     FIVE      TEN    ONE     FIVE     TEN   INCEPTION
SERIES            YEAR    YEARS    YEARS   YEAR    YEARS   YEARS     DATE
------           ------   -----    -----  ------   -----   -----  ---------
Florida           1.07%   3.85%    4.73%  1.07%    3.85%   4.39%   12/28/90
New Jersey        1.36%   4.09%    4.64%  1.36%    4.09%   4.57%    1/22/90
New York          1.20%   3.95%    4.72%  1.20%    3.95%   4.70%    1/22/90
Pennsylvania      1.28%   3.75%    4.61%  1.28%    3.75%   4.59%    1/22/90

                                            CLASS B
                 -------------------------------------------------------------------
                             WITH                       WITHOUT
                        SUBSIDY/WAIVER              SUBSIDY/WAIVER*
                 ---------------------------  ---------------------------
                                   TEN YEARS                    TEN YEARS
                   ONE     FIVE    OR SINCE    ONE       FIVE   OR SINCE   INCEPTION
SERIES            YEAR     YEARS   INCEPTION   YEAR      YEARS  INCEPTION    DATE
------           -------   -----   ---------  -------    -----  ---------  ---------
Florida           (.21)%   3.99%      5.34%    (.21)%     3.99%    5.10%     8/1/94
New Jersey          .04%   4.22%      4.58%      .04%     4.22%    4.50%     3/4/88
New York          (.11)%   4.09%      4.66%    (.11)%     4.09%    4.65%    9/13/84
Pennsylvania      (.06)%   3.86%      4.54%    (.06)%     3.86%    4.52%     4/3/87


* Effective September 1, 1997, the Manager discontinued its voluntary waiver of its management fee.


                                              CLASS C
                 -----------------------------------------------------------------
                           WITH                       WITHOUT
                      SUBSIDY/WAIVER              SUBSIDY/WAIVER*
                 -------------------------   -------------------------
                                 TEN YEARS                   TEN YEARS
                  ONE     FIVE   OR SINCE     ONE     FIVE   OR SINCE   INCEPTION
SERIES            YEAR    YEARS  INCEPTION    YEAR    YEARS  INCEPTION     DATE
------           ------   -----  ---------   ------   -----  ---------   ---------
Florida           1.31%   3.69%    4.31%      1.31%   3.69%    3.97%      7/26/93
New Jersey        1.55%   3.92%    4.84%      1.55%   3.92%    4.79%       8/1/94
New York          1.39%   3.79%    4.90%      1.39%   3.79%    4.88%       8/1/94
Pennsylvania      1.47%   3.56%    4.73%      1.47%   3.56%    4.71%       8/1/94

                                              CLASS Z
                 -------------------------------------------------------------------
                          WITH                       WITHOUT
                      SUBSIDY/WAIVER              SUBSIDY/WAIVER*
                 ---------------------------  ---------------------------
                  ONE      FIVE      SINCE     ONE       FIVE    SINCE     INCEPTION
SERIES            YEAR     YEARS   INCEPTION   YEAR      YEARS  INCEPTION    DATE
------           -------   -----   ---------  -------    -----  ---------  ---------
Florida           3.32%    4.66%      5.28%    3.32%     4.66%    5.25%     12/6/96
New Jersey        3.58%    4.98%      5.49%    3.58%     4.98%    5.47%     12/6/96
New York          3.40%    4.74%      5.41%    3.40%     4.74%    5.39%     12/6/96
Pennsylvania       N/A      N/A       N/A       N/A                N/A          N/A


* Effective September 1, 1997, the Manager discontinued its voluntary waiver of its management fee.

     AGGREGATE TOTAL RETURN. Each series of the Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in a series of the Fund and is computed according to the following formula:

                                     ERV - P
                                     -------
                                        P

     Where: P = a hypothetical initial payment of $1,000.

           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     The aggregate total return for the Class A, Class B, Class C and Class Z shares of each series for the periods ended August 31, 2003 are set forth below. The aggregate total return for the since inception period is provided for each class the inception date of which is after September 1, 1993. The aggregate total return for the ten year period is provided for each class the inception date of which was on or before September 1, 1993.




                                            CLASS A                                   CLASS B
                            ------------------------------------       -------------------------------------
                                           AGGREGATE                                 AGGREGATE
                                             TOTAL                                     TOTAL
                                            RETURN*                                   RETURN*
                            ------------------------------------       -------------------------------------
                                                                                       TEN YEARS
                                                                                          OR
                            ONE     FIVE      TEN      INCEPTION       ONE     FIVE      SINCE     INCEPTION
SERIES                      YEAR    YEARS     YEARS      DATE          YEAR    YEARS   INCEPTION     DATE
------                      -----    -----    ------   ---------       -----   -----   ---------   ---------
Florida                     2.32%   23.49%    63.69%   12/28/90        2.16%   22.02%    61.79%     8/1/94
New Jersey                  2.57%   25.38%    63.07%    1/22/90        2.31%   23.77%    57.80%     3/4/88
New York                    2.31%   24.56%    64.15%    1/22/90        2.05%   23.05%    58.97%    9/13/84
Pennsylvania                2.57%   22.82%    61.10%    1/22/90        2.32%   21.11%    55.73%     4/3/87


* Effective September 1, 1997, the Manager discontinued its voluntary waiver of its management fee.


                                            CLASS C                                   CLASS Z
                            ------------------------------------       -------------------------------------
                                           AGGREGATE                                 AGGREGATE
                                             TOTAL                                     TOTAL
                                            RETURN*                                   RETURN*
                            ------------------------------------       -------------------------------------
                                              TEN YEARS
                                                 OR
                            ONE      FIVE       SINCE     INCEPTION       ONE     FIVE      SINCE     INCEPTION
SERIES                      YEAR     YEARS    INCEPTION     DATE          YEAR    YEARS   INCEPTION     DATE
------                      -----    -----    ---------   ---------       -----   -----   ---------   ---------
Florida                     1.91%    20.51%     54.47%     7/26/93        2.68%   25.20%    41.85%     12/6/96
New Jersey                  2.05%    22.25%     57.17%      8/1/94        2.84%   27.69%    44.77%     12/6/96
New York                    1.80%    21.54%     58.37%      8/1/94        2.56%   26.15%    44.15%     12/6/96
Pennsylvania                2.06%    19.60%     54.36%      8/1/94         N/A      N/A       N/A          N/A


* Effective September 1, 1997, the Manager discontinued its voluntary waiver of its management fee.


     The aggregate total return for the Class A, Class B, Class C and Class Z shares of each series for the periods ended August 31, 2003, without the management subsidies and waivers are set forth below. The aggregate total return for the since inception period is provided for each class the inception date of which is after September 1, 1993. The aggregate total return for the ten year period is provided for each class the inception date of which was on or before September 1, 1993.



                                            CLASS A                                   CLASS B
                            ------------------------------------       -------------------------------------
                                        AGGREGATE TOTAL                            AGGREGATE TOTAL
                                             RETURN                                   RETURN
                                             WITHOUT                                  WITHOUT
                                        SUBSIDY/WAIVER*                            SUBSIDY/WAIVER*
                            ------------------------------------       -------------------------------------
                                                                                       TEN YEARS
                                                                                          OR
                            ONE      FIVE     TEN      INCEPTION       ONE     FIVE      SINCE     INCEPTION
SERIES                      YEAR     YEARS    YEARS      DATE          YEAR    YEARS   INCEPTION     DATE
------                      -----    -----    ------   ---------       -----   -----   ----------  ---------
Florida                     2.32%   23.49%    58.38%   12/28/90        2.16%   22.02%     58.56%     8/1/94
New Jersey                  2.57%   25.38%    61.89%    1/22/90        2.31%   23.77%     56.66%     3/4/88
New York                    2.31%   24.56%    63.88%    1/22/90        2.05%   23.05%     58.70%    9/13/84
Pennsylvania                2.57%   22.82%    60.79%    1/22/90        2.32%   21.11%     55.43%     4/3/87


* Effective September 1, 1997, the Manager discontinued its voluntary waiver of its management fee.

                                            CLASS C                                   CLASS Z
                            ------------------------------------       -------------------------------------
                                        AGGREGATE TOTAL                            AGGREGATE TOTAL
                                             RETURN                                   RETURN
                                             WITHOUT                                  WITHOUT
                                        SUBSIDY/WAIVER*                            SUBSIDY/WAIVER*
                            ------------------------------------       -------------------------------------
                                              TEN YEARS
                                                 OR
                            ONE      FIVE       SINCE     INCEPTION       ONE     FIVE      SINCE     INCEPTION
SERIES                      YEAR     YEARS    INCEPTION     DATE          YEAR    YEARS   INCEPTION     DATE
------                      -----    -----    ---------   ---------       -----   -----   ---------   ---------
Florida                     1.91%    20.51%     49.47%     7/26/93        2.68%   25.20%    41.58%     12/6/96
New Jersey                  2.05%    22.25%     56.45%      8/1/94        2.84%   27.69%    44.64%     12/6/96
New York                    1.80%    21.54%     58.11%      8/1/94        2.56%   26.15%    44.03%     12/6/96
Pennsylvania                2.06%    19.60%     54.06%      8/1/94         N/A      N/A       N/A          N/A


* Effective September 1, 1997, the Manager discontinued its voluntary waiver of its management fee.

     THE NEW JERSEY MONEY MARKET SERIES AND THE NEW YORK MONEY MARKET SERIES


     The money market series will prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the money market series' portfolio and its operating expenses. The money market series may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The New Jersey Money Market Series and New York Money Market Series' annualized seven-day current yield for NJMM Class A shares and NYMM Class A shares as of August 31, 2003 was 0.17%, and 0.26%, respectively. The New Jersey Money Market Series and New York Money Market Series' effective annual yield for NJMM Class A shares and NYMM Class A shares as of August 31, 2003 was 0.17% and 0.26%, respectively. Class S shares of New Jersey Money Market Series and New York Money Market Series are not currently offered, therefore no yield data is available.

     The money market series may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the state tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. The New Jersey Money Market Series and New York Money Market Series' 7-day tax equivalent yield for NJMM Class A shares and NYMM Class A shares (assuming a federal tax rate of 35%) as of August 31, 2003 was 0.28% and 0.43%, respectively.


     Comparative performance information may be used from time to time in advertising or marketing the money market series' shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report or other industry publications.

     The money market series' yield fluctuates, and an annualized yield quotation is not a representation by the money market series as to what an investment in the money market series will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the money market series is held, but also on any realized or unrealized gains and losses and changes in the money market series' expenses.

     ADVERTISING. Advertising materials for each series may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the series manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for each series' also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

     From time to time, advertising materials for each series' may include information concerning retirement and investing for retirement, may refer to the approximate number of series' shareholders and may refer to Lipper rankings or Morningstar ratings, other related analyses supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risk of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.


     A series also may include comparative performance information in advertising or marketing the series' shares. Such performance information may include data from Lipper Inc. (Lipper), Morningstar Publications, Inc. (Morningstar), iMoneyNet, Inc., other industry publications, business periodicals and market indexes.


     Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)


[CHART]


                    PERFORMANCE COMPARISON OF DIFFERENT TYPES
                       OF INVESTMENTS OVER THE LONG TERM
                             (12/31/1926-12/31/2002)

Common Stocks                10.2%
Long-Term Gov't Bonds         5.5%
Inflation                     3.1%

----------
(1)Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation-1999
           Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

DISTRIBUTIONS

     All of the Fund's net investment income is declared as a dividend each business day. Shares will begin earning dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. Shares continue to earn dividends until they are redeemed. Unless the shareholder elects (by notice to the Dividend Disbursing Agent by the first business day of the month) to receive monthly cash payments of dividends, such dividends will be automatically reinvested in additional series shares monthly at net asset value on the payable date. In the event an investor redeems all the shares in his or her account at any time during the month, all dividends declared as of the date of redemption will be paid to him or her at the time of the redemption. The Fund's net investment income on weekends, holidays and other days on which the Fund is closed for business will be declared as a dividend on shares outstanding on the close of the last business day on which the Fund was open for business. Accordingly, a shareholder who redeems his or her shares effective as of 4:00 p.m. New York time, on a Friday earns a dividend which reflects the income earned by the Fund on the following Saturday and Sunday. On the other hand, an investor whose purchase order is effective as of 4:00 p.m., New York time, on a Friday does not begin earning dividends until the following business day. Net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily.

     Realized net capital gains, if any, will be distributed annually and, unless the shareholder elects to receive them in cash, will be automatically reinvested in additional shares of a series.

     The per share dividends on Class B shares and Class C shares of a series will generally be lower than the per share dividends on Class A and Class Z shares of the series as a result of the higher distribution-related fee applicable with respect to the Class B and Class C shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares, since Class Z shares bear no distribution-related fee. The per share dividends on Class S shares of the New Jersey Money Market Series and New York Money Market Series, respectively, will generally be lower than the per share dividends on NJMMS Class A shares and NYMMS Class A shares of the New Jersey Money Market Series and New York Money Market Series, respectively, as a result of the higher distribution-related fee and the service fee applicable with respect to the Class S shares of those Series. The per share distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "Net Asset Value" above.

     Annually, the Fund will mail to shareholders information regarding the tax status of dividends and distributions made by the Fund in the calendar year. The Fund intends to report the proportion of all distributions that were tax-exempt for that calendar year. The percentage of income designated as tax-exempt for the calendar year may be substantially different from the percentage of the Fund's income that was tax-exempt for a particular period.

FEDERAL TAXATION

     Under the Internal Revenue Code, each series of the Fund is treated as a separate entity for federal income tax purposes.

     Each series of the Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under the requirements of Subchapter M of the Internal Revenue Code for each taxable year. If so qualified, each series will not be subject to federal income taxes on any net investment income and capital gains, if any, realized during the taxable year which are distributed to shareholders. In addition, each series intends to make distributions in accordance with the provisions of the Internal Revenue Code so as to avoid the 4% excise tax on certain amounts remaining undistributed at the end of each calendar year. In order to qualify as a regulated investment company under the Internal Revenue Code, each series of the Fund generally must, among other things, (a) derive at least 90% of its annual gross income (including tax-exempt interest income but without offset for losses from the sale or other disposition of stock, securities, or foreign currency) from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock or securities or options thereon or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock or securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the assets of the series is represented by cash, and cash items, U.S. government securities or the securities of other regulated investment companies and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the assets of the series and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the series is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies); and (c) distribute to its shareholders at least 90% of its net investment income, including net short-term capital gains (I.E., the excess of net short-term capital gains over net long-term capital losses), and 90% of its net tax-exempt interest income in each taxable year.

     Qualification of the Fund as a regulated investment company under the Internal Revenue Code will be determined at the level of each series and not at the level of the Fund. Accordingly, the determination of whether any particular series qualifies as a regulated investment company will be based on the activities of that series, including the purchases and sales of securities and the income received and expenses incurred in that series. Net capital gains of a series which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of that series.


     Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any series of the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Substitute payments in lieu of interest received with respect to loaned tax-exempt securities will not be tax exempt. Interest from "specified" private activity bonds, activity bonds issued after August 6, 1986, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and the alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders of any series of the Fund, shareholders may be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income (determined without regard to such adjustment and the alternative minimum tax net operating loss deduction). Exempt-interest dividends must also be taken into account in determining (i) the branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations and (ii) the tax liability of subchapter S corporations with accumulated C corporation earnings and profits.


     AMT generally is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in the Fund.


     Distributions of taxable net investment income and of the excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income and will not constitute "qualified dividend income" eligible for long term capital gain rates. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.


     Since each series is treated as a separate entity for federal income tax purposes, the determination of the amount of capital gains and loses, the identification of these gains and loses as short term or long term and the netting thereof and the determination of the amount and nature (taxable or tax-exempt) of dividends of a particular series will be based on the purchases and sales of securities and the income received and expenses incurred by that series.

     Gain or loss realized by a series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any "market discount." Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the series for the security. Original issue discount that accrues in a taxable year is treated as income earned by a series and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the series in a taxable year may not be represented by cash income, the series may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

     Each series' gains and losses on the sale, lapse, or termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by a series expire unexercised, the premiums received by the series give rise to short-term capital gains at the time of expiration. Each series may also have short-term gains and losses associated with closing transactions with respect to call options written by such series. If call options written by a series are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the series, and the character of the capital gain or loss on the sale of the futures contract as long-term or short-term depends on the contract's holding period.

     Upon the exercise of a put held by a series, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the futures contract, bond or note. However, the purchase of a put option may be subject to the short sale rules or straddle rules (including the modified short sale rule) for federal income tax purposes. In certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise, sale of the put is short-term capital gain. Furthermore, under similar circumstances, loss on the exercise of the put is long-term capital loss regardless of the holding period of the property sold pursuant to the put. If a put is sold prior to its exercise or expiration, any gain or loss recognized by a series is long- or short-term capital gain or loss, depending upon the holding period for the put. If a put expires unexercised, a series would realize short-term or long-term capital loss, depending on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used upon its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities.

     If put options written by a series expire unexercised, the premiums received by the series give rise to short-term capital gains at the time of expiration.


     Many futures and forward contracts entered into by a series and listed nonequity options purchased by a series (including options on debt securities and options on futures contracts), will be governed by section 1256 of the Internal Revenue Code ("Section 1256 Contracts"). Notwithstanding the discussion of gains and losses with respect to call and put options above, absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60 percent long-term and 40 percent short-term capital gain or loss, and, on the last business day of a series' fiscal year, all outstanding Section 1256 Contracts will be marked to market (I.E., treated as if such positions were closed out at their fair market value price on such day), with any resulting gain or loss recognized as 60 percent long-term and 40 percent short-term capital gain or loss. A series may be required to defer the recognition of losses on certain of its positions to the extent of any unrecognized gains on a related position held by the series.


     Positions of a series which consist of at least one position not governed by Section 1256 and at least one Section 1256 Contract which substantially diminishes that series' risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of securities and conversion of short-term capital losses into long-term capital losses, certain tax elections exist which may reduce or eliminate the impact of these rules. Each series may consider making such elections.

     Notwithstanding any of the foregoing, a series is required to recognize gain from a constructive sale of certain "appreciated financial positions" if a series enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to an appreciated financial position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests in (including options, futures and forward contracts with respect to and short sales of) debt instruments.

     Similarly, if a series enters into a short sale of property that becomes substantially worthless, the series will be required to recognize gain at that time as though it had closed the short sale.

     Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a series' net investment in the transaction and: (1) the transaction consists of the acquisition of property by the series and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of
Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the series on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120 percent of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a series has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the series' shareholders.

     The federal income tax rules governing the taxation of interest rate swaps are not entirely clear, and may require a series to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Fund does not anticipate that its activities in this regard will affect the qualification of any series as a regulated investment company.


     Any net capital gains (I.E., the excess of capital gains from the sale of assets held for more than 1 year over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term federal capital gains rate for individuals with respect to capital gains recognized by a series is generally 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     If any net capital gains are retained by a series for investment, requiring federal income taxes to be paid thereon by the series, the series will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as capital gains, will be able to claim their proportionate share of the federal income taxes paid by the series on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their shares or refund in such series by the differences between their PRO RATA share of such gains and of the federal income taxes paid by the series on such gains.


     Any gain or loss realized upon a sale, redemption or exchange of shares of a series by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as a long-term capital gain or loss if the shares were held for more than one year.

     Any short-term capital loss realized upon sale, redemption or exchange of shares within 6 months from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such tax-exempt dividend. Any loss realized upon the sale, redemption or exchange of shares within 6 months from the date of purchase of such shares and following receipt of a capital gains distribution will be treated as long-term capital loss to the extent of such capital gains distribution.

     Any loss realized on a sale, redemption or exchange of shares of a series of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before and ending 30 days after the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares.

     Under certain circumstances, a shareholder who acquires shares of a series of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     Persons holding certain municipal obligations who also are "substantial users" (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by bonds in the portfolios of the Fund's series has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the series may be adversely affected. In such case, each series of the Fund would reevaluate its investment objective and policies.


     All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the applicable series of the Fund on the reinvestment date. Distributions of tax-exempt interest must also be reported. Under federal income tax law, each series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such series, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Internal Revenue Code, taxable distributions from the Fund, including the proceeds from the redemption or exchange of shares, are subject to withholding of federal income tax in the case of nonexempt shareholders who fail to furnish the appropriate series of the Fund with their correct taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. The backup withholding rate currently is 28%. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions. Distributions of taxable investment income, including short-term capital gains, to foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate).


     The tax consequences to foreign shareholders entitled to claim the benefits of an applicable income tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to particular tax consequences resulting from their investment in the Fund. Shareholders will be notified annually by the Fund as to the federal tax status of distributions made by the Fund.

STATE TAXATION

     The following discussion assumes that each series of the Fund qualified for each taxable year as a regulated investment company for federal tax purposes.

     FLORIDA. Florida does not impose an income tax on individuals. Thus, individual shareholders of the Florida Series will not be subject to any Florida state or local income taxes on distributions received from the Florida Series.

     Florida does impose a State income tax on the income of corporations, limited liability companies (that are subject to federal income taxation) and certain trusts (excluding probate and testamentary trusts) that is allocated or apportioned to Florida. For those shareholders, in determining income subject to Florida corporate income tax, Florida generally "piggy-backs" federal taxable income concepts, subject to adjustments that are applicable to all corporations and some adjustments that are applicable to certain classes of corporations. In regard to the Florida Series, the most significant adjustment is for interest income from state and local bonds that is exempt from tax under Section 103 of the Internal Revenue Code. Provided that the

Florida Series qualifies as a regulated investment company and complies with the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is exempt from tax under
Section 103, the corporate shareholders of such series may incur Section 103 interest income from Florida Series distributions. While Section 103 interest income is generally excluded from taxable income for federal income tax purposes, it is added back to taxable income for Florida corporate income tax purposes (only 40% of such income is added back for corporate taxpayers subject to Florida alternative minimum tax). Consequently, the portion of the Section 103 interest income (or 40% of that amount for corporate taxpayers subject to the Florida alternative minimum tax) allocated or apportioned to Florida of a corporate Florida Series shareholder arising from Florida Series distributions is subject to Florida corporate income taxes. Other distributions from the Florida Series to corporate shareholders, to the extent allocated or apportioned to Florida, may also be subject to Florida income tax.

     Provided that on and throughout January 1 of a given year at least 90 percent of the net assets of the portfolio of assets of the Florida Series will be comprised exclusively of notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties and other taxing districts, the United States Government and its agencies, Puerto Rico, Guam and the Virgin Islands, and other investments exempt from Florida intangible personal property tax, in the opinion of Florida counsel shares of the Florida Series will not be subject to Florida intangible personal property taxes for that year. If the Florida Series fails to satisfy the 90 percent test, then the entire value of the Florida Series shares (except for that portion of the value attributable to U.S. government obligations) will be subject to the intangible personal property tax.

     Shareholders of the Florida Series should consult their tax advisers about other state and local tax consequences of their investments in the Florida Series.


     NEW JERSEY. In the opinion of New Jersey tax counsel, individual shareholders of the New Jersey Series and the New Jersey Money Market Series resident in New Jersey and shareholders of the New Jersey Series and the New Jersey Money Market Series that are trusts or estates will not be subject to New Jersey income tax on distributions received from either series to the extent that such distributions are attributable to interest on tax-exempt obligations of the State of New Jersey or its political subdivisions and authorities, or obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, or other obligations exempt from state or local taxation under the laws of New Jersey or the United States provided that the relevant series complies with the requirement of the New Jersey Gross Income Tax Act that (1) 80% of the aggregate principal amount of all its investments (excluding cash, cash items and receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto that are related to such series' business of investing in securities (Related Financial Instruments)) are invested in obligations issued by the State of New Jersey or any of its agencies or political subdivisions, or other obligations exempt from state or local taxation under the laws of New Jersey and the United States and
(2) it has no investments other than interest bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and Related Financial Instruments.

     Distributions received by shareholders who are resident individuals, trusts or estates from the New Jersey Series and the New Jersey Money Market Series which are attributable to gains realized on the sale or exchange of tax-exempt obligations of the State of New Jersey or its political subdivisions and authorities, or obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, or other obligations exempt from state or local taxation under the laws of New Jersey or the United States, are exempt from New Jersey income tax.


     Other distributions from the New Jersey Series and the New Jersey Money Market Series, including those related to long-term and short-term capital gains from other bonds, will generally not be exempt from New Jersey income tax.

     Corporate shareholders resident in New Jersey are taxed under the provisions of the Corporation Business Tax Act or the Corporation Income Tax Act. Neither Act contains a provision that exempts from tax distributions from a qualified investment fund that are attributable to interest or gain from Exempt Obligations. All distributions from the New Jersey Series and the New Jersey Money Market Series to corporations subject to tax in New Jersey will be subject to New Jersey taxation whether or not the distributions are attributable to interest or gain from New Jersey obligations.

     Shareholders of the New Jersey Series and the New Jersey Money Market Series should consult their tax advisers about other state and local tax consequences of their investments in these series.

     NEW YORK. Individual shareholders of the New York Series and the New York Money Market Series resident in New York State will not be subject to State income tax on distributions received from either such series to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam (New York Obligations), provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the relevant series qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for City income tax purposes.

     Other distributions from the New York Series and the New York Money Market Series, including those attributable to market discount and capital gains, will generally be subject to State and City income tax.


     Distributions from these series must be included in entire net income and shares of the New York Series must be included in investment capital and shares of the New York Money Market Series must be included in investment capital or business capital, but not in both, in determining State franchise tax and City general corporation tax for corporate shareholders.


     Shares of these series will not be subject to any State or City personal property tax.

     The Fund has obtained the opinion of its New York tax counsel to confirm these State and City tax consequences for New York resident individuals and corporations who are shareholders of the New York Series and the New York Money Market Series. Shareholders of the New York Series and the New York Money Market Series should consult their advisers about other state and local tax consequences of their investments in these series.

     PENNSYLVANIA. Under Pennsylvania law, individual shareholders of the Pennsylvania Series who are residents of Pennsylvania will not be subject to Pennsylvania personal income tax on distributions received from the Pennsylvania Series to the extent such distributions are attributable to interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities or of qualifying issuers in Puerto Rico, the Virgin Islands and Guam. Other distributions from the Pennsylvania Series (including without limitation, capital gains dividends) will generally not be exempt from Pennsylvania personal income tax. Distributions paid by the Pennsylvania Series will also be exempt from the Philadelphia School District investment net income tax for individuals who are residents of the City of Philadelphia to the extent such distributions are derived from interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities or of qualifying obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, or to the extent such distributions are designated as capital gain dividends for federal income tax purposes.

     It is unclear whether the conversion of Class B shares into Class A shares (or any other exchange of shares that may be exempt from federal income taxes) is taxable for Pennsylvania state and local tax purposes. In addition, it is unclear whether income derived from some or all of the derivatives and hedging transactions in which the Pennsylvania Series may invest or engage will be exempt for Pennsylvania state and local tax purposes.

     Corporations that are subject to the Pennsylvania corporate net income tax will not be subject to tax on distributions received from the Pennsylvania Series provided that such distributions are not included in federal taxable income determined before net operating loss deductions and special deductions. As a result of a pronouncement by the Pennsylvania Department of Revenue, an investment in the Pennsylvania Series by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Series comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation.

     The Pennsylvania Series will not be treated as a taxable entity and therefore will not be subject to the Pennsylvania personal income tax or corporate net income tax.

     In addition, shares of the Pennsylvania Series will not be subject to personal property taxation in Pennsylvania to the extent that the portfolio securities owned by the Pennsylvania Series on the annual assessment date would not be subject to such taxation if owned by a resident of Pennsylvania.

     Shareholders of the Pennsylvania Series should consult their tax advisers about other state and local tax consequences of their investments in the Pennsylvania Series.

                              FINANCIAL STATEMENTS


     Each series' financial statements for the fiscal year ended August 31, 2003, incorporated in this SAI by reference to such series' 2003 annual report to shareholders (File No. 811-4023), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of each series' annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION


     Standard Deviation is an absolute (non-relative) measure of volatility that, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     The following chart show the long-term performance of various asset classes and the rate of inflation.


[CHART]


                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY.

VALUE OF $1.00 INVESTED ON
1/1/1926 THROUGH 12/31/2002

              SMALL STOCKS    COMMON STOCKS       LONG-TERM BONDS      TREASURY BILLS   INFLATION
1926
1936
1946
1956
1966
1976
1986
1996
2002          $6,816          $1,775              $60                  $17              $10

----------
Source: Ibbotson Associates. All rights reserved. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1992 through 2002. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in each prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

   ------------------------------------------------------------------------------------------------------------------------
   YEAR                          1992     1993    1994    1995    1996   1997   1998    1999     2000      2001    2002
   ------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT
    TREASURY
    BONDS(1)                      7.2%    10.7%  (3.4)%   18.4%    2.7%   9.6%  10.0%   (2.56)%  13.52%    7.23%   11.50%
   ------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT
    MORTGAGE
    SECURITIES(2)                 7.0%     6.8%  (1.6)%   16.8%    5.4%   9.5%   7.0%    1.86%   11.16%    8.22%    8.75%
   ------------------------------------------------------------------------------------------------------------------------
   U.S. INVESTMENT GRADE
    CORPORATE BONDS(3)            8.7%    12.2%  (3.9)%   22.3%    3.3%  10.2%   8.6%   (1.96)%   9.39%   10.40%   10.52%
   ------------------------------------------------------------------------------------------------------------------------
   U.S. HIGH YIELD
    BONDS(4)                     15.8%    17.1%  (1.0)%   19.2%   11.4%  12.8%   1.6%    2.39%   (5.86)%   5.28%   (1.41)%
   ------------------------------------------------------------------------------------------------------------------------
   WORLD GOVERNMENT
    BONDS(5)                      4.8%    15.1%   6.0%    19.6%    4.1%  (4.3)%  5.3%   (5.07)%  (2.63)%  (3.54)%  21.99%
   ========================================================================================================================
   DIFFERENCE BETWEEN
    HIGHEST AND LOWEST
    RETURNS PERCENT              11.0%    10.3%   9.9%     5.5%    8.7%  17.1%   8.4%    7.46%   19.10%   13.94%   23.40%
   ------------------------------------------------------------------------------------------------------------------------

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source Lipper Inc.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


[CHART]


         LONG-TERM U.S. TREASURY BOND YIELD IN PERCENTAGE (1926 - 2002)

         1926
         1936
         1946
         1956
         1966
         1976
         1986
         1996
         2002

----------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of a long-term U.S. Treasury Bond from 1926-2002. Yield represents that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.



[CHART]


                   WORLD STOCK MARKET CAPITALIZATION BY REGION
                        WORLD TOTAL: 12.7 TRILLION

Canada                                2.3%
U.S.                                 56.2%
Europe                               29.7%
Pacific Basin                        11.8%

----------

Source: Morgan Stanley Capital International, December 31, 2002. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1,600 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

     This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2002. It does not represent the performance of any Prudential mutual fund.



[CHART]


           AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
                 (12/31/1986 - 12/31/2002 --- IN U.S. DOLLARS)

Denmark            10.58%
Hong Kong          10.44%
USA                10.25%
Netherlands        10.00%
United Kingdom      9.48%
Switzerland         9.46%
Sweden              9.41%
Belgium             8.64%
Spain               8.55%
Europe              8.03%
France              7.56%
Australia           7.07%
Canada              6.86%
Norway              6.49%
Austria             4.00%
Germany             3.94%
Italy               2.39%
Japan              -1.21%

----------

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/02. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.


     This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.


[CHART]


              CAPITAL APPRECIATION           CAPITAL APPRECIATION
              AND REINVESTING DIVIDENDS      ONLY
         1977          $ 10,000                 $ 10,000
                       $  9,507                 $  9,381
                       $ 10,316                 $ 10,045
                       $ 11,210                 $ 10,782
                       $ 10,658                 $ 10,106
                       $ 11,414                 $ 10,682
                       $ 11,725                 $ 10,821
                       $ 12,622                 $ 11,495
                       $ 12,640                 $ 11,350
                       $ 12,119                 $ 10,735
                       $ 13,754                 $ 12,013
                       $ 15,297                 $ 13,192
                       $ 16,748                 $ 14,275
                       $ 16,979                 $ 14,301
                       $ 16,589                 $ 13,797
                       $ 14,891                 $ 12,217
                       $ 15,924                 $ 12,886
                       $ 14,760                 $ 11,773
                       $ 14,677                 $ 11,526
                       $ 16,368                 $ 12,662
         1982          $ 19,354                 $ 14,789
                       $ 21,293                 $ 16,084
                       $ 23,657                 $ 17,677
                       $ 23,625                 $ 17,463
                       $ 23,720                 $ 17,343
                       $ 23,152                 $ 16,738
                       $ 22,557                 $ 16,107
                       $ 24,744                 $ 17,466
                       $ 25,208                 $ 17,586
                       $ 27,523                 $ 18,997
                       $ 29,542                 $ 20,174
                       $ 28,332                 $ 19,146
                       $ 33,206                 $ 22,217
                       $ 37,889                 $ 25,121
                       $ 40,123                 $ 26,376
                       $ 37,324                 $ 24,324
                       $ 39,404                 $ 25,465
                       $ 47,817                 $ 30,673
                       $ 50,218                 $ 31,966
                       $ 53,530                 $ 33,841
         1987          $ 41,473                 $ 25,981
                       $ 43,826                 $ 27,223
                       $ 46,738                 $ 28,759
                       $ 46,897                 $ 28,592
                       $ 48,341                 $ 29,203
                       $ 51,767                 $ 31,006
                       $ 56,328                 $ 33,436
                       $ 62,351                 $ 36,714
                       $ 63,632                 $ 37,161
                       $ 61,718                 $ 35,746
                       $ 65,592                 $ 37,647
                       $ 56,589                 $ 32,182
                       $ 61,654                 $ 34,723
                       $ 70,595                 $ 39,455
                       $ 70,427                 $ 39,028
                       $ 74,184                 $ 40,784
                       $ 80,397                 $ 43,858
                       $ 78,370                 $ 42,449
                       $ 79,857                 $ 42,917
                       $ 82,376                 $ 43,933
         1992          $ 86,514                 $ 45,816
                       $ 90,290                 $ 47,494
                       $ 90,722                 $ 47,374
                       $ 93,059                 $ 48,258
                       $ 95,215                 $ 49,048
                       $ 91,610                 $ 46,873
                       $ 91,993                 $ 46,716
                       $ 96,482                 $ 48,653
                       $ 96,465                 $ 48,292
                       $105,847                 $ 52,651
                       $115,937                 $ 57,282
                       $125,144                 $ 61,452
                       $132,672                 $ 64,767
                       $139,792                 $ 67,876
                       $146,058                 $ 70,518
                       $150,574                 $ 72,272
                       $163,114                 $ 77,891
                       $167,496                 $ 79,613
                       $196,711                 $ 93,075
                       $211,444                 $ 99,609
         1997          $217,514                 $102,043
                       $247,833                 $115,852
                       $256,062                 $119,226
                       $230,649                 $106,941
                       $279,721                 $129,257
                       $293,651                 $135,265
                       $314,312                 $144,344
                       $294,735                 $134,880
                       $338,555                 $154,495
                       $346,308                 $157,579
                       $337,110                 $152,955
                       $333,843                 $151,053
                       $307,740                 $138,831
                       $271,278                 $122,012
                       $287,144                 $128,751
                       $245,013                 $109,457
                       $271,193                 $120,723
                       $271,940                 $120,651
                       $235,528                 $104,082
                       $194,862                 $ 85,730
         2002          $211,280                 $ 92,515

----------
Source: Lipper Inc. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                  APPENDIX III--FIVE PERCENT SHAREHOLDER REPORT


     As of October 10, 2003, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a Series were:



     SERIES AND CLASS NAME               REGISTRATION                            SHARES         % OWNERSHIP
-------------------------------------    -----------------------------------     -----------    -----------
Florida Series (Class C)                 RELF Limited Partnership, LLP           75,274         13.8%
                                         Randell E L Falck, Pres.
                                         of RELF Enterprises G.P.
                                         8049 Whisper Lake Ln. W
                                         Ponte Vedra, FL 32082-3112

                                         Betty Louise Sikes TTEE                 36,222         6.6%
                                         Betty Louise Sikes
                                         REV TRUST UA DTD 06/23/83
                                         FBO Betty Louise Sikes
                                         4011 NE 25th Ave.
                                         Fort Lauderdale, FL 33308-5726

Florida Series (Class Z)                 Merill Lynch, Pierce, Fenner             8,954          8.6%
                                         For The Sole Benefit of Its Cost
                                         4800 Deer Lake Drive Est.
                                         Jacksonville, FL 32246

                                         Gerald W. Bobo                          12,706         12.2%
                                         & Susan O Bobo JT TEN
                                         8089 SE Country Estates Way
                                         Jupiter, FL 33458-1045

                                         Perry Sifford & Doris Sifford Ten Ent    6,460          6.2%
                                         8136 SE Peppercorn Ct.
                                         Hobe Sound, FL 33455-8245

                                         Col. Sam T. Dewhirst,                    6,531          6.3%
                                         Mrs. Kathleen D Dewhirst CO-TTEES
                                         The Dewhirst Family Trust VA
                                         DTD 12/03/98
                                         2100 Indian Creek Blvd EA 124
                                         Vero Beach, FL 32966

                                         Dallas Beaman Mrs. Delores               6,299          6.1%
                                         Beaman JT TEN
                                         940 Saint Andrews Blvd.
                                         Lady Lake, FL 32159

New Jersey Series (Class C)              Mrs. Gail W. Bennett                    35,862          6.8%
                                         50 Briarwood Rd.
                                         Fair Haven, NJ 07704

                                         Mr. Richard L. Bennett                  35,862          6.8%
                                         50 Briarwood Rd.
                                         Fair Haven, NJ 07704


                                      III-1

     SERIES AND CLASS NAME               REGISTRATION                         SHARES           % OWNERSHIP
-------------------------------------    -----------------------------------  -----------      -----------
New Jersey Series (Class Z)              Tommy Perconti                          102,810         38%
                                         105 Waters Edge Ct
                                         Brick, NJ 08724

                                         Maria Claudia Fricchione                 17,538        6.5%
                                         7 Pershing Blvd
                                         Lavallette, NJ 08535-2832

                                         Olwen R. Hollock                         14,073        5.2%
                                         1 Linda Ln
                                         N Plainfield, NJ 07060-3506

New York Series (Class C)                Raymond James & Assoc. Inc.              18,904        6.8%
                                         FBO Weinstock Mario
                                         Bin # 47549721
                                         880 Carillon Pkwy
                                         St. Petersburg, FL 33716

                                         John Tellone                             13,986        7.6%
                                         509 Second Ave
                                         Pelham, NY 10803

                                         Henry Hocker &                           21,098        7.6%
                                         Gloria Hocker JT TEN
                                         15 West Suffolk Ave.
                                         Central Islip, NY 11722-2142

New York Series (Class Z)                Mrs. Jill C. Davila                      11,947        5.6%
                                         Mr. Sean E. Hattrick CO-TTEES
                                         Jill C. Davila Trust
                                         OA DTD 12/15/00
                                         PO Box 391
                                         Southampton, NY 11969

                                         Denise Oakley                            33,557       15.7%
                                         33 William Pockley Dr
                                         Cortlandt Mnr, NY 10567-6215

                                         Dr. Janet Jeppson Asimov                 14,332        6.7%
                                         10 W 66th St Apt 33A
                                         New York, NY 10023-6213

                                         Mr. Jonathan Stern                       13,964        6.5%
                                         127E 30th St, Apt.140
                                         New York, NY 10016

New York Money Market                    Aspire Partners LP                   34,721,026        9.2%
                                         Richard Leeds
                                         C/O Global Direct Mail
                                         11 Harbor Park Dr
                                         Port Washington, NY 11050

Pennsylvania Series (Class C)            Mr. Edward Dress &                       10,693       10.0%
                                         Mrs. Marion M. Dress JT TEN
                                         151 Forest Rd
                                         Mountain Top, PA 18707-1316

                                         Mr. Randolph J. Peischler                 6,421        6.0%
                                         3243 Old Post Road
                                         Slatington, PA 18080-3209


                                      III-2

            APPENDIX IV--INFORMATION RELATING TO PORTFOLIO SECURITIES

       The following chart shows where each series of the Fund fits in the Prudential Fund Family in terms of the duration of its portfolio securities.

                                         DURATION
-----------------------------------------------------------------------------------------------
CREDIT QUALITY               SHORT                   INTERMEDIATE                 LONG
-----------------------------------------------------------------------------------------------
High                   Money Market Funds          Government Income       National Municipals
                                                                              Muni Insured
                                                                            Single States CA,
                                                                               FL, NJ, PA
                       Ultra Short Bond Fund       Global Total Return

Med                    Short-Term Corporate Bond   Total Return Bond         Muni High Income

                                                                               CA Income

Low                                                 High Yield
-----------------------------------------------------------------------------------------------


     Each non-money market series of the Prudential Municipal Series Fund may provide: (i) lower yield and total return than Dryden Municipal Bond Fund--High Income Series and Prudential California Municipal Series Fund--California Income Series, but with higher overall quality. Currently, each non-money market series is maintaining a long-term duration. This is subject to change.

     Each money market series of the Dryden Municipal Series Fund may provide
(i) lower yield and total return than other Prudential bond funds, but with higher overall quality. Currently, each money market series is maintaining a short-term duration.

               APPENDIX V--PROXY VOTING POLICIES OF THE SUBADVISER

     A copy of the proxy voting policies of the Fund's Subadviser follows:


                             PIM PROXY VOTING POLICY

     The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Material conflicts of interests arising from other firm relationships WILL NOT influence voting.

     Because the various asset management units within PIM operate differently, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

     A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assess the policy's effectiveness. In addition, should the need arise, the committee is authorized to handle any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

     In all cases, specific voting information is available to each client with respect to the voting of proxies relating to securities held by the client. Moreover, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

                  VOTING APPROACH OF PIM ASSET MANAGEMENT UNITS

PRUDENTIAL PUBLIC FIXED INCOME

     As this asset management unit invests almost exclusively in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

     - a proposal regarding a merger, acquisition or reorganization,

     - a proposal that is not addressed in the unit's detailed policy statement, or

     - circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

PRUDENTIAL QUANTITATIVE MANAGEMENT

     This asset management unit invests with the expectation of replicating the performance of broad based equity indexes. As a result, there is little direct consideration of individual proxies. Generally, when a proxy is received, this unit will vote in accordance with a pre-determined set of votes, in most cases based on the recommendations of a proxy voting service such as IRRC. On the rare occasion that a proxy proposal falls outside the pre-determined voting policy, the financial impact of the proposal will be evaluated on a case-by-case basis.

PRUDENTIAL REAL ESTATE INVESTORS

     As this asset management unit invests primarily in real estate and real estate related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

     - a proposal regarding a merger, acquisition or reorganization,

     - a proposal that is not addressed in the unit's detailed policy statement, or

     - circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio for individual consideration.

PRUDENTIAL CAPITAL GROUP

     As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include the detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

         (a) (1) Amended and Restated Declaration of Trust of the Registrant, incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).

             (2) Amended and Restated Certificate of Designation incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File No. 2-91216).


             (3) Amended and Restated Certificate of Designation. Incorporated by reference to Exhibit a(3) to Post-Effective Amendment No. 43 to Registration Statement on Form N-1A filed via EDGAR on October 24, 2002. (File No. 2-91216).

         (b) Amended and Restated By-Laws of the Registrant.*


         (c) (1) Specimen receipt for shares of beneficial interest, $.01 par value, of Florida Series (for Class A shares), incorporated by reference to Exhibit No. 4(b) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).

             (2) Specimen receipt for shares of beneficial interest, $.01 par value, of New Jersey Series (for Class A shares), incorporated by reference to Exhibit No. 4(g) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).

             (3) Specimen receipt for shares of beneficial interest, $.01 par value, of New Jersey Money Market Series (for Class A shares), incorporated by reference to Exhibit No. 4(h) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).

             (4) Specimen receipt for shares of beneficial interest, $.01 par value, of New York Series (for Class A shares), incorporated by reference to Exhibit No. 4(i) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).

             (5) Specimen receipt for shares of beneficial interest, $.01 par value, of New York Money Market Series, incorporated by reference to Exhibit No. 4(j) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).

             (6) Specimen receipt for shares of beneficial interest, $.01 par value, of Pennsylvania Series (for Class A shares), incorporated by reference to Exhibit No. 4(m) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).


         (d) (1) Management Agreement between the Registrant and Prudential Investments LLC.*

             (2) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management Inc.*

         (e) Distribution Agreement between the Registrant and Prudential Investment Management Services LLP, incorporated by reference to Exhibit No. 6 to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File No. 2-91216).


         (f) Not applicable.

         (g) (1) Custodian Contract between the Registrant and State Street
             Bank and Trust Company, incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).

             (2) Amendment to Custodian Contract/Agreement dated as of February 22, 1999 by and between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed via EDGAR on December 23, 1999 (File No. 2-91216).

             (3) Amendment to Custodian Contract/Agreement dated as of July 17, 2001 by and between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit g(3) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A filed via EDGAR on November 1, 2001 (File No. 2-91216).


             (4) Amendment to Custodian Contract/Agreement dated as of January 17, 2002 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit g(4) to Post-Effective Amendment No. 43 to Registration Statement on Form N-1A filed via EDGAR on October 24, 2002 (File No. 2-91216).


         (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed via EDGAR on October 31, 1997 (File No. 2-91216).

             (2) Amendment to Transfer Agency and Service Agreement dated as of August 24, 1999, by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.), incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed via EDGAR on December 23, 1999 (File No. 2-91216).


             (3) Service Agreement between the Registrant and Prudential Securities Incorporated. Incorporated by reference to Exhibit h(3) to Post-Effective Amendment No. 43 to Registration Statement on Form N-1A filed via EDGAR on October 24, 2002 (File No. 2-91216).

             (4) Service Agreement between the Registrant and Pruco Securities Corporation. Incorporated by reference to Exhibit h(4) to Post-Effective Amendment No. 43 to Registration Statement on Form N-1A filed via EDGAR on October 24, 2002 (File No. 2-91216).

             (5) Amendment to Transfer Agency and Service Agreement dated as of September 4, 2002 by and between the Prudential and Strategic Partners Mutual Funds and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.).*


         (i) (1) Opinion and Consent of Counsel. (Incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 29 to Registration Statement on Form N-1A filed via EDGAR November 3, 2000.(File No. 2-91215).)

             (2) Consent of Counsel.*

         (j) Consent of PricewaterhouseCoopers LLP.*

         (k) Not applicable.

         (l) Not applicable.

         (m) (1) Distribution and Service Plan with respect to Class A shares of New Jersey Money Market Series and New York Money Market Series, incorporated by reference to Exhibit No. 15(a) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File No. 2-91216).

             (2) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File No. 2-91216).

             (3) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed via EDGAR on December 23, 1999 (File No. 2-91216).

             (4) Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit No. 15(d) to PostEffective Amendment No. 36 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File No. 2-91216).

             (5) Distribution Plan for Class S shares of New Jersey Money Market Series and New York Money Market Series. Incorporated by reference to Exhibit m(5) to Post-Effective Amendment No. 43 to Registration Statement on Form N-1A filed via EDGAR on October 24, 2002 (File No. 2-91216).


         (n) (1) Amended and Restated Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File No. 2-91216).


             (2) Rule 18f-3 Plans for New Jersey Money Market Series and New York Money Market Series, dated August 15, 2002. Incorporated by reference to Exhibit n(2) to Post-Effective Amendment No. 43 to Registration Statement on Form N-1A filed via EDGAR on October 24, 2002 (File No. 2-91215).

             (3) Amended and Restated Rule 18f-3 Plan of Registrant.*

         (p) (1) Code of Ethics of the Registrant dated September 4, 2002. Incorporated by reference to Exhibit p(1) to Post-Effective Amendment No. 43 to Registration Statement on Form N-1A filed via EDGAR on October 24, 2002 (File No. 2-91216).

             (2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management Services, LLC, Prudential Investments LLC and Prudential Investment Management, Inc. dated September 4, 2002. Incorporated by reference to Exhibit p(2) to Post-Effective Amendment No. 43 to Registration Statement on Form N-1A filed via EDGAR on October 24, 2002 (File No. 2-91216).

         (q) (1) Powers of Attorney dated August 1, 2003.*
             (2) Powers of Attorney dated August 1, 2003.*


----------
  *Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 25. INDEMNIFICATION.

     Article V, Section 5.3 of the Registrant's Amended and Restated Declaration of Trust provides that the Trustees shall provide for indemnification by the Trust (or the appropriate series thereof) of every person who is, or has been, a Trustee or officer of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the By-Laws. Section 5.1 also provides that Trustees, officers, employees or agents of the Trust shall not be subject to any personal liability to any other person, other than the Trust or applicable series thereof or its Shareholders, in connection with Trust property or the property of any series thereof or the affairs of the Trust or any Series thereof, except liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his of her duties. Section 5.1 also provides that the Registrant will indemnify and hold harmless each shareholder from and against all claims and shall reimburse such shareholder for all expenses reasonably related thereto.

     As permitted by Sections 17(h) and (i) of the 1940 Act and pursuant to
Article XI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), in certain cases, any individual who is a present or former officer, Trustee, employee and agent of the Registrant or who serves or has served another trust, corporation, partnership, joint venture or other enterprise in one of such capacities at the request of the Registrant (a representative of the Trust) may be indemnified by the Registrant against certain liabilities in connection with the Registrant provided that such representative acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant, subject to certain qualifications and exceptions including liabilities to the Registrant or to its shareholders to which such representative would otherwise be subject by reason of misfeasance, bad faith, gross negligence or reckless disregard of duties. As permitted by Section 17(i) of the 1940 Act, and pursuant to Section 10 of the Distribution Agreement (Exhibit (e) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, in the performance of its duties, willful misfeasance or reckless disregard of duties.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. Pursuant and subject to the provisions of Article XI of the Registrant's By-Laws, the Registrant shall indemnify each representative of the Trust against, or advance the expenses of a representative of the Trust for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.


     The Registrant has purchased an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.


     Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of PI and PIM, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PI liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     (a) Prudential Investments LLC

     See "How the Fund is Managed--Manager" in the Prospectuses constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.

     The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

     The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.


NAME AND ADDRESS           POSITION WITH PI                                     PRINCIPAL OCCUPATIONS
----------------           ----------------                                     ---------------------
Robert F. Gunia            Executive Vice President and            Executive Vice President, and Chief Administrative
                             Chief Administrative Officer            Officer, PI; Vice President, Prudential; President,
                                                                     PIMS; Executive Vice President, Chief
                                                                     Administrative Officer and Director of American
                                                                     Skandia Investment Services, Inc.; Executive Vice
                                                                     President and Director of American Skandia Fund
                                                                     Services, Inc.; Executive Vice President, Chief
                                                                     Administrative Officer and Director of American
                                                                     Skandia Advisory Services, Inc.

William V. Healey          Executive Vice President and            Executive Vice President, and Chief Legal Officer,
                             Chief Legal Officer                     PI; Vice President and Associate General Counsel,
                                                                     Prudential; Senior Vice President, Chief Legal
                                                                     Officer and Secretary, PIMS; Executive Vice
                                                                     President and Chief Legal Officer of American
                                                                     Skandia Investment Services, Inc., Executive Vice
                                                                     President and Chief Legal Officer of American
                                                                     Skandia Fund Services, Inc.; Executive Vice
                                                                     President and Chief Legal Officer of American
                                                                     Skandia Advisory Services, Inc.

Keithe L. Kinne            Executive Vice President                Executive Vice President, PI; Executive Vice
                                                                     President and Director of American Skandia
                                                                     Investment Services, Inc. and Executive Vice
                                                                     President and Director of American Skandia Advisory
                                                                     Services, Inc.

NAME AND ADDRESS           POSITION WITH PI                                     PRINCIPAL OCCUPATIONS
----------------           ----------------                                     ---------------------
Kevin B. Osborn            Executive Vice President                Executive Vice President, PI; Executive Vice
                                                                     President and Director of American Skandia
                                                                     Investment Services, Inc. and Executive Vice
                                                                     President and Director of American Skandia Advisory
                                                                     Services, Inc.

Stephen Pelletier          Executive Vice President                Executive Vice President, PI

Judy A. Rice               Officer in Charge, President,           Officer-in-Charge, President, Chief Executive Officer
                             Chief Executive Officer and             and Chief Operating Officer; Officer-in-Charge,
                             Chief Operating Officer                 Director, President, Chief Executive Officer and
                                                                     Chief Operating Officer of American Skandia
                                                                     Investment Services, Inc., Officer-in-Charge,
                                                                     Director, President and Chief Executive Officer of
                                                                     American Skandia Fund Services, Inc.;
                                                                     Officer-in-Charge, Director, President, Chief
                                                                     Executive Officer and Chief Operating Officer of
                                                                     American Skandia Advisory Services, Inc.

Philip N. Russo            Executive Vice President, Chief         Executive Vice President, Chief Executive Officer and
                             Financial Officer and Treasurer         Treasurer, PI; Director of Jennison Associates,
                                                                     LLC; Executive Vice President and Director of
                                                                     American Skandia Investment Services, Inc. and
                                                                     Executive Vice President and Director of American
                                                                     Skandia Advisory Services, Inc.

Lynn M. Waldvogel          Executive Vice President                Executive Vice President, PI; Chief Financial Officer
                                                                     and Director of American Skandia Fund Services,
                                                                     Inc.; Executive Vice President, Chief Financial
                                                                     Officer and Director of American Skandia Advisory
                                                                     Services, Inc.


     (b) Prudential Investment Management, Inc. (PIM)

     See "How the Series is Managed--Investment Adviser" in the Prospectuses constituting Part A of this Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement.


     The business and other connections of PIM's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Gateway Center Two, Newark, NJ 07102.



NAME AND ADDRESS           POSITION WITH PIM                                    PRINCIPAL OCCUPATIONS
----------------           ----------------                                     ---------------------
Matthew J. Chanin          Director and Senior Vice                Director and President of Prudential Equity
Gateway Center Four          President                                Investors, Inc.; Chairman, Director and President
Newark, NJ 07102                                                      of Prudential Private Placement Investors, Inc.

Dennis M. Kass             Director and Vice President             Chairman, CEO and Director of Jennison Associates,
466 Lexington Avenue                                                 LLC; Director of Prudential Trust Company
18th Floor
New York, NY 10017

Philip N. Russo            Director                                Director of Jennison Associates, LLC; Executive Vice
                                                                     President, Chief Financial Officer and Treasurer,
                                                                     PI

John R. Strangfeld, Jr.    Chairman and Director                   Vice Chairman of Prudential Financial, Inc.
                                                                     (Prudential); Chairman, Director and CEO of
                                                                     Prudential Securities Group; Director and President
                                                                     of Prudential Asset Management Holding Company;
                                                                     Director of Jennison Associates LLC; Executive Vice
                                                                     President of The Prudential Insurance Company of
                                                                     America

James J. Sullivan          Director, Vice President and            Chairman, Director, President and CEO of Prudential
                             Managing Director                       Trust Company; Director and President of The
                                                                     Prudential Asset Management Company, Inc.

Bernard B. Winograd        Director, President & CEO               Senior Vice President of Prudential Financial, Inc.;
                                                                     Director of Jennison Associates, LLC; Director and
                                                                     Vice President of Prudential Asset Management
                                                                     Holding Company

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) Prudential Investment Management Services LLC (PIMS)


     PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.


     PIMS is also distributor of the following unit investment trusts: Separate Accounts, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract G1-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and the Prudential Qualified Individual Variable Contract Account.

     (b) Information concerning the officers and directors of PIMS is set forth below.


                                   POSITIONS AND                      POSITIONS AND
                                   OFFICES WITH                       OFFICES WITH
NAME(1)                            UNDERWRITER                        REGISTRANT
------                             -------------                      -------------
Edward P. Baird                    Executive Vice President           None
213 Washington St.
Newark, NJ 07102
C. Edward Chaplin                  Vice President and Treasurer       None
751 Broad Street
Newark, NJ 07102
Kenneth J. Schindler               Senior Vice President              None
                                     and Chief Compliance
                                     Officer
Robert F. Gunia                    President                          Vice President and Trustee
William V. Healey                  Senior Vice President,             None
                                     Secretary and Chief
                                     Legal Officer
Michael J. McQuade                 Senior Vice President and          None
                                     Chief Financial Officer
David R. Odenath                   Executive Vice President           None
Stephen Pelletier                  Executive Vice President           None
Scott G. Sleyster                  Executive Vice President           None
71 Hanover Road
Florham Park, NJ 07932
Bernard B. Winograd                Executive Vice President           None


-------
(1)  The address of each person named is Gateway Center
     Three, 100 Mulberry Street, Newark, NJ 07102, unless otherwise indicated.

       (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171; Prudential Investment Management, Inc., Gateway Center Two, Newark, NJ 07102; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102; and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, NJ 08830. Documents required by Rules 31a-1(b)(5), (6),
(7), (9), (10) and (11) and 31a-1(f) will be kept at Gateway Center Three, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29. MANAGEMENT SERVICES.

     Other than as set forth under the captions "How the Series is Managed--Manager", "--Investment Adviser" and "--Distributor" in the Prospectuses and under the captions "Investor Advisory and Other
Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Part A and Part B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS.

     (a) The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 3rd day of November, 2003.

                                   DRYDEN MUNICIPAL SERIES FUND

                                   By:          /s/ JUDY A. RICE
                                      ------------------------------------------
                                             Judy A. Rice, President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                        NAME                            TITLE                                              DATE
                        ----                            -----                                              ----

                         *
---------------------------------------------------     Trustee
                David E. A. Carson

                         *
---------------------------------------------------     Vice President and Trustee
                  Robert F. Gunia

                         *
---------------------------------------------------     Trustee
                Robert E. La Blanc

                         *
---------------------------------------------------     Trustee
              Douglas H. McCorkindale

                         *
---------------------------------------------------     Trustee
                  Stephen P. Munn

                         *
---------------------------------------------------     Trustee
                Richard A. Redeker

                         *
---------------------------------------------------     President and Trustee
                   Judy A. Rice

                         *
---------------------------------------------------     Trustee
                  Robin B. Smith

                         *
---------------------------------------------------     Trustee
                 Stephen Stoneburn

                         *
---------------------------------------------------     Trustee
                 Clay T. Whitehead

                         *
---------------------------------------------------     Treasurer and Principal Financial
                  Grace C. Torres                         and Accounting Officer

 By: /s/         DEBORAH A. DOCS
---------------------------------------------------                                            November 3, 2003
                Deborah A. Docs
                Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBITS


          (b) Amended and Restated By-Laws of the Registrant.
          (d) (1) Management Agreement between the Registrant and Prudential Investments LLC.
              (2) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management Inc.
          (h) (5) Amendment to Transfer Agency and Service Agreement dated as of September 4, 2002 by and between the Prudential and Strategic Partners Mutual Funds and Prudential Mutual Fund Services, LLC (successor to Prudential Mutual Fund Services, Inc.).
          (i) (2) Consent of Counsel.
          (j) Consent of PricewaterhouseCoopers LLP.
          (n) (3) Amended and Restated Rule 18f-3 Plan of Registrant.
          (q) (1) Powers of Attorney dated August 1, 2003.
          (q) (2) Powers of Attorney dated August 1, 2003.